                                                                   Exhibit 10.01


                                   ARIBA PLAZA
                                   -----------

                                    SUBLEASE

                                     Between

                                   ARIBA, INC.
                             a Delaware corporation
                                       as
                                   SUBLANDLORD

                                       and

                                INTERWOVEN, INC.
                             a Delaware corporation
                                       as
                                    SUBTENANT

                                       for

                                    PREMISES
                                       at
                           803 and 809 Eleventh Avenue
                           Sunnyvale, California 94089

                           BASIC SUBLEASE INFORMATION
                           --------------------------

1.   Sublease Date:  June 28, 2001.

2.   Sublandlord:  Ariba, Inc., a Delaware corporation.

3.   Subtenant:  Interwoven Inc., a Delaware corporation.

4. Master Landlord: Moffett Park Drive LLC, a California limited liability company.

5.   Project:  Ariba Plaza, 1111 Lockheed Martin Way, Sunnyvale, California.

6.   Rentable Area of Project:  Approximately 715,988 square feet.

7. Premises: All four floors of Building One and the 3rd and 4th floors of Building Four.

8. Rentable Area of the Premises (in square feet): 263,823 square feet (total), comprised of:

                    43,020.50 square feet (1st floor of Building One; B1F1) 43,320.50 square feet (2nd floor of Building One; B1F2) 45,020.50 square feet (3rd floor of Building One; B1F3) 43,720.50 square feet (4th floor of Building One; B1F4) 45,020.50 square feet (3rd floor of Building Four; B4F3) 43,720.50 square feet (4th floor of Building Four; B4F4)

9.   Commencement Dates:   2nd and 3rd floors of Building One:  August 1, 2001
                           1st floor of Building One:  October 1, 2001
                           4th floor of Building One:  October 1, 2001
                           3rd and 4th floors of Building Four:  August 1, 2003

10.  Term: 2nd and 3rd floors of Building One: 72 months
           1st floor of Building One: 70 months
           4th floor of Building One: 70 months
           3rd and 4th floors of Building Four: 48 months

11.  Base Rent:

------------------------------------------------ ----------------- -------------- ------------------ --------------------
Period                                           Bldg/Floors       Square Feet      Monthly Base      Monthly Base Rent
                                                                   (SF) (Total)     Rent (Per SF)          (Total)
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2001 - September 30, 2001                B1: F2,3           88,341             $1.04                $ 91,874.64
------------------------------------------------ ----------------- -------------- ------------------ --------------------
October 1, 2001 - July 31, 2002                    B1: F1,2,3,4      175,082             $1.28                $224,104.96
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2002 - July 31, 2003                     B1: F1,2,3,4      175,082             $3.51                $614,537.82
------------------------------------------------ ----------------- -------------- ------------------ --------------------

------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2003-July 31, 2004                     B1: F1,2,3,4      263,823              $3.79                $999,889.17
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2004-July 31, 2005                     B1: F1,2,3,4      263,823              $3.94              $1,039,462.62
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2005-July 31, 2006                     B1: F1,2,3,4      263,823              $4.09              $1,079,036.07
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2006-July 31, 2007                     B1: F1,2,3,4      263,823              $4.26              $1,123.885.98
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------

12.  Subtenant's Share:  36.85% (total),
     comprised of: 6.00 % (1st floor of Building One)
                   6.05 % (2nd floor of Building One)
                   6.29 % (3rd floor of Building One)
                   6.11 % (4th floor of Building One)
                   6.29 % (3rd floor of Building Four)
                   6.11 % (4th floor of Building Four)

     ------------------------------------ ---------------- --------------------------------
     Period                               Bldg/Floors         Subtenant's Share (Total)
     ------------------------------------ ---------------- --------------------------------
     August 1, 2001-September 30, 2001    B1: F2,3                      12.34%
     ------------------------------------ ---------------- --------------------------------
     October 1, 2001-July 31, 2003       B1: F1,2,3,4                  24.46%
     ------------------------------------ ---------------- --------------------------------
     August 1, 2003-July 31, 2007         B1: F1,2,3,4                  36.85%
                                          B4: F3,4
     ------------------------------------ ---------------- --------------------------------


13. Security Deposit: $12,100,000 (letter of credit or cash), in accordance with the provisions of Paragraph 4.

14. Lobby Hours: Mondays through Fridays from 8 a.m. through 5 p.m., excluding Holidays, with 24 hours/day, 7 days/week access to the Premises, in accordance with Paragraph 7.

15. HVAC Hours: Mondays through Fridays from 7 a.m. through 6 p.m., excluding Holidays, in accordance with Paragraph 7.

16.  Address for Notices:

     Master Landlord:      c/o Jay Paul Company
                           350 California Street, Suite 1905
                           San Francisco, CA 94111

     Sublandlord:          For Payment of Rent:

                           807 Eleventh Avenue
                           Sunnyvale, California 94089
                           Attn: Real Estate Manager

                           For Notices:
                           807 Eleventh Avenue

                           Sunnyvale, California 94089
                           Attn: General Counsel
                           (650) 390-1377 Facsimile

                           807 Eleventh Avenue
                           Sunnyvale, California 94089
                           Attn: Real Estate Manager
                           (650) 390-1315 Facsimile

         Subtenant:        1195 West Fremont Avenue
                           Sunnyvale, California 94087
                           Attn: Tom Smith
                           (408) 220-7558 Facsimile

17. Brokers: Cushman & Wakefield (Sublandlord's Broker) and CB Richard Ellis (Subtenant's Broker).

18.  Exhibits:

          Exhibit A: Master Lease (exclusive of Exhibit I which shall be provided separately to the parties as described below in the note to Exhibit M)
          Exhibit B:  Premises
          Exhibit C:  Sublandlord's Rules and Regulations
          Exhibit D:  Commencement Date Memorandum
          Exhibit E:  Ravendale Lease
          Exhibit F:  Letter of Credit
          Exhibit G:  Consent to Sublease
          Exhibit H:  Estoppel Certificate
          Exhibit I: Work Letter Agreement (including Attachment 1 (Conceptual
          Plan) and Attachment 2 (B1F1 Shell Work: Bldg 1 1st Floor Only Addendum 5 Revised April 13, 2001 and Supplemental Instruction N) thereto)
          Exhibit J:  Cafeteria Access Agreement
          Exhibit K:  Fitness Center Access Agreement
          Exhibit L:  Janitorial Services Description
          Exhibit M: Additional Environmental Report and Materials (For convenience, Exhibit M shall be provided along with Exhibit I of the Master Lease in a separate "environmental" binder)
          Exhibit N:  Brokers' Letter
          Exhibit O: Site Signage Plan


The Basic Sublease Information set forth above is made a part of the Sublease. In the event of conflict between the Basic Sublease Information and any of the provisions contained in the remainder of the Sublease, the provisions contained in the remainder of the Sublease shall control.

                                TABLE OF CONTENTS
                                -----------------


Paragraph                                                                   Page
---------                                                                   ----

1.            Sublease of Premises..............................               1
   1.1.          Sublease.......................................               1
   1.2.          Common Areas - Definition......................               1
   1.3.          Amenity Areas..................................               2
   1.4.          Common Areas - Subtenant's Rights..............               2
   1.5.          Rules and Regulations..........................               2
   1.6.          Common Areas - Changes.........................               2
   1.7.          Parking........................................               3
2.            Term..............................................               4
   2.1.          Term...........................................               4
   2.2.          Delay In Possession; Fixturing Period..........               4
   2.3.          Subtenant Compliance...........................               5
3.            Rent..............................................               5
   3.1.          Base Rent......................................               5
   3.2.          Shared Expenses................................               6
   3.3.          Abatement Reimbursement Rent...................              10
   3.4.          Generally......................................              11
   3.5.          Late Payment...................................              11
4.            Security Deposit..................................              11
5.            Use...............................................              13
   5.1.          Use............................................              13
   5.2.          Hazardous Materials............................              13
   5.3.          Subtenant's Compliance with Applicable
                  Requirements..................................              15
   5.4.          Inspection; Compliance.........................              15
6.            Delivery of Possession............................              15
   6.1.          Condition......................................              15
   6.2.          Compliance.....................................              16
   6.3.          Acknowledgements...............................              17
7.            Utilities and Services............................              17
   7.1.          Standard Subtenant Utilities and Services......              17
   7.2.          Heating and Air-Conditioning; Lobby Access;
                  Subtenant Access..............................              17
   7.3.          Electricity and Gas............................              17
   7.4.          Water; Trash Disposal..........................              18

   7.5.          Janitorial Services............................              18
   7.6.          Elevator.......................................              18
   7.7.          Overstandard Subtenant Use.....................              18
   7.8.          Interruption of Utilities......................              19
   7.9.          Utility Providers..............................              19
   7.10.         Telecommunications.............................              20
   7.11.         Utility Additions..............................              21
   7.12.         Security.......................................              21
8.            Maintenance and Repairs; Utility Installations,
               Trade Fixtures and Alterations...................              22
   8.1.          Sublandlord's Obligations......................              22
   8.2.          Subtenant's Obligations........................              22
   8.3.          Utility Installations; Trade Fixtures;
                  Alterations...................................              22
   8.4.          Ownership; Removal; Surrender; and Restoration.              23
9.            Insurance; Waiver; Subrogation....................              24
   9.1.          Cost of Sublandlord's Insurance................              24
   9.2.          Subtenant's Insurance..........................              24
   9.3.          Insurance Policies.............................              25
   9.4.          Failure of Subtenant to Purchase and Maintain
                  Insurance.....................................              25
   9.5.          Additional Insureds and Coverage...............              25
   9.6.          Waiver of Subrogation..........................              25
   9.7.          No Representation of Adequate Coverage.........              26
10.           Limitation of Liability and Indemnity.............              26
11.           Property Taxes....................................              26
   11.1.         Payment of Taxes...............................              26
   11.2.         Additional Improvements........................              27
   11.3.         Personal Property Taxes........................              27
12.           Assignment and Subletting.........................              27
   12.1.         Generally......................................              27
   12.2.         Notice.........................................              27
   12.3.         Sublandlord's Election; Recapture..............              28
   12.4.         Sublandlord's Discretion; Factors..............              28
   12.5.         Bonus Rent.....................................              29
   12.6.         Options Personal...............................              30
   12.7.         Encumbrances...................................              30
   12.8.         Merger; Attornment.............................              30
   12.9.         Sublandlord's Costs............................              30

   12.10.        Affiliates.....................................              31
13.           Default; Breach; Remedies.........................              32
   13.1.         Default; Breach................................              32
   13.2.         Remedies.......................................              33
   13.3.         Inducement Recapture...........................              34
   13.4.         Breach by Sublandlord..........................              34
14.           Damage or Destruction; Condemnation...............              34
15.           Brokerage Fees....................................              35
16.           Estoppel Certificates.............................              35
17.           Definition of Sublandlord.........................              35
18.           Severability......................................              36
19.           Days..............................................              36
20.           Limitation on Liability...........................              36
21.           Time of Essence...................................              36
22.           No Prior or Other Agreements......................              36
23.           Notices...........................................              36
   23.1.         Notice Requirements............................              36
   23.2.         Date of Notice.................................              36
   23.3.         Notices from Master Landlord...................              36
24.           Waivers...........................................              37
25.           No Right To Holdover..............................              37
26.           Cumulative Remedies...............................              37
27.           Covenants and Conditions; Construction of
               Agreement........................................              37
28.           Binding Effect; Choice of Law.....................              37
29.           Subordination; Attornment; Non-Disturbance........              37
   29.1.         Subordination..................................              37
   29.2.         Attornment.....................................              37
   29.3.         Self-Executing.................................              38
   29.4.         Nondisturbance Agreement.......................              38
30.           Master Lease Provisions...........................              38
   30.1.         Sublease Subordinate...........................              38
   30.2.         Cooperation With Subtenant.....................              40
   30.3.         Sublandlord Representations....................              40
   30.4.         Modification...................................              40
   30.5.         Consent To This Sublease.......................              40

   30.6.         Defined Terms..................................              40
   30.7.         Multiple New Master Leases.....................              40
   30.8.         Conflict.......................................              40
31.           Attorneys' Fees...................................              40
32.           Sublandlord's Access to Premises..................              40
   32.1.         Generally......................................              41
   32.2.         Subtenant's Waiver.............................              41
   32.3.         Method of Entry................................              41
33.           Auctions..........................................              41
34.           Signs.............................................              41
35.           Termination; Merger...............................              41
36.           Consents..........................................              42
37.           Quiet Possession..................................              42
38.           Options...........................................              42
   38.1.         Definition.....................................              42
   38.2.         Options Personal To Original Subtenant.........              42
   38.3.         Multiple Options...............................              42
   38.4.         Master Lease Options...........................              42
   38.5.         Effect of Default on Options...................              42
39.           Option to Extend Term.............................              43
40.           Substitution of Other Premises....................              44
41.           Reservations......................................              44
42.           Performance Under Protest.........................              44
43.           Authority.........................................              44
44.           Amendments........................................              45
45.           Exhibits..........................................              45

                                    SUBLEASE
                                    --------

     This Sublease is made and entered into as of the 28th day of June, 2001 ("Effective Date"), by and between Ariba, Inc., a Delaware corporation ("Ariba" or "Sublandlord"), and Interwoven, Inc., a Delaware corporation ("Subtenant").


                                    RECITALS

     A. Ariba, as tenant, and Moffett Park Drive LLC, a California limited liability company ("Master Landlord"), as landlord, previously entered into the Technology Corners Triple Net Multiple Building Lease dated March 15, 2000 (the "Master Lease"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference. Under the Master Lease, Master Landlord leases to Sublandlord certain premises located at 1111 Lockheed Martin Way in Sunnyvale, California, including four (4) free standing, four-story office and research and development buildings and one (1) Amenity Building (collectively, the "Buildings") and appurtenances described in the Master Lease, the Property and all other improvements built on the Property, including a parking structure (the "Project"). The four office and research development buildings are commonly known as: 803 11th Avenue ("Building One"), 807 11th Avenue ("Building Two"), 805 11th Avenue ("Building Three"), and 809 11th Avenue ("Building Four").

     B. Sublandlord now desires to sublease to Subtenant, and Subtenant now desires to sublease from Sublandlord, the building described in the Master Lease as Building One and the third and fourth floors of the building described in the Master Lease as Building Four (the "Premises"), on the terms and conditions set forth herein. Capitalized terms used herein without definition shall have the same meaning as in the Master Lease.

     C. As of the Effective Date, Sublandlord is one of the tenants of the Project.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:

                                    AGREEMENT

1.  Sublease of Premises

     1.1. Sublease. Sublandlord hereby subleases and demises to Subtenant, and Subtenant hereby accepts from Sublandlord, on the terms and conditions hereinafter set forth, the Premises. The Premises are depicted on Exhibit B, which is attached hereto and incorporated herein by this reference. Sublandlord and Subtenant conclusively agree, for purposes of this Sublease, that the six floors comprising the Premises and the Premises as a whole each contain the number of square feet in the Rentable Area of the Premises shown in the Basic Sublease Information above. "Rentable Area of the Premises" as defined herein, shall be the square foot measurement of the Premises (on a per floor basis) as set forth in the Basic Sublease Information above.

     1.2. Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Buildings and within the exterior boundary line of the Project, including parking areas, passenger and other loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas that are provided and designated by the Sublandlord from time to time for the general non-exclusive use of Sublandlord, Subtenant and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees. For Buildings occupied by multiple tenants, the Common Areas also include the stairways, elevators, lobbies and other areas which may be so provided and designated by Sublandlord.

     1.3. Amenity Areas. The term "Amenity Areas" is defined as those portions of the Project consisting of the Amenity Building and the space to be occupied by a cafeteria. The Amenity Areas may be improved with services and amenities available for use by Sublandlord, Subtenant, other occupants of the Project, and/or the public, at additional cost, including a fitness center and cafeteria, if and as provided in a Cafeteria Access Agreement and Fitness Center Access Agreement to be negotiated by the parties in good faith as soon as reasonably practicable after the Effective Date and for a period of up to six (6) months. Such negotiations will be based on the basic business terms set forth in Exhibits J and K respectively, attached to this Sublease. The execution of such Cafeteria Access Agreement and Fitness Center Access Agreement shall be conditions precedent for improving such Amenity Areas and making them available for use by Subtenant. Subtenant acknowledges and agrees that (i) the Cafeteria Access Agreement and the Fitness Center Access Agreement are subject to Master Landlord's approval (which approval shall not be unreasonably withheld or delayed) and (ii) Subtenant shall have no right to use the Amenity Areas unless and until they have been improved and are agreed to be made available for use by Sublandlord. For the benefit of the Project and its tenants, Sublandlord reserves the right in its reasonable discretion to convert portions of the Common Areas or other portions of the Project to Amenity Areas and to relocate the Amenity Areas within the Project as well as to convert portions of the Amenity Areas into Common Areas or rentable areas of the Project. Any changes made pursuant to the preceding sentence to increase the Amenity Areas or to relocate them shall be at Sublandlord's sole cost, unless otherwise mutually agreed by the parties, while any change in the size of the Common Areas shall be reflected equitably in the calculation of Operating Expenses herein.

     1.4. Common Areas - Subtenant's Rights. Sublandlord grants to Subtenant, for the benefit of Subtenant and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Sublease and all extensions thereto, the right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by (i) Master Landlord under the Master Lease and (ii) Sublandlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project.

     1.5. Rules and Regulations. Sublandlord shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations ("Sublandlord's Rules and Regulations") for the management, safety, care, and cleanliness of the Buildings and the remainder of the Project, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Buildings and the Project and their invitees. A copy of the current Sublandlord's Rules and Regulations are attached to this Sublease as Exhibit C and incorporated herein by this reference. Subtenant (and Sublandlord while Sublandlord is a tenant of the Project) agree to abide by and conform to all such Sublandlord's Rules and Regulations, and the Rules and Regulations adopted from time to time by Master Landlord under the Master Lease ("Master Landlord's Rules and Regulations"), and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Sublandlord shall not be responsible to Subtenant for the non-compliance with said rules and regulations by tenants (other than Sublandlord while Sublandlord is a tenant of the Project) of the Project. In the event of conflict between the provisions of this Sublease and Sublandlord's Rules and Regulations, the provisions of this Sublease shall prevail. In the event of conflict between Master Landlord's Rules and Regulations and Sublandlord's Rules and Regulations, Master Landlord's Rules and Regulations shall prevail.

     1.6. Common Areas - Changes. Sublandlord shall have the right, in Sublandlord's sole and reasonable discretion, from time to time:

          (a) To make changes to the Common Areas and Amenity Areas (subject to Paragraph 1.3 above), including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, passenger and other loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas and/or Amenity Areas for maintenance purposes so long as reasonable access to the Premises and parking remains available;

          (c) Pursuant to rights granted under Section 17.25 of the Master Lease and for the general benefit of the Project and its tenants, to designate other land outside the boundaries of the Project to be a part of the Common Areas so long as any changes made to the Project pursuant to this Subparagraph 1.6(c) shall be at Sublandlord's sole cost, unless otherwise mutually agreed by the parties, and any change in the size of the Common Areas shall be reflected equitably in the calculation of Operating Expenses herein;

          (d) Pursuant to rights granted under Section 17.26 of the Master Lease and for the general benefit of the Project and its tenants, to add additional buildings and improvements to the Common Areas or Amenity Areas so long as any changes made to the Project pursuant to this Subparagraph 1.6(d) shall be at Sublandlord's sole cost, unless otherwise mutually agreed by the parties, and any change in the size of the Common Areas shall be reflected equitably in the calculation of Operating Expenses herein;

          (e) To use the Common Areas and Amenity Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

          (f) To do and perform such other acts or work and make such other changes in, to or with respect to the Common Areas, Amenity Areas and Project as Sublandlord may, in the exercise of reasonable business judgment, deem to be appropriate so long as Subtenant's use and enjoyment of the Premises is not materially adversely affected.

     1.7. Parking. Subtenant shall have the right, free of charge for the Sublease Term, including any extensions thereto, to the non-exclusive use of three (3) parking spaces for every one thousand (1,000) square feet of the Rentable Area of the Premises occupied by Subtenant hereunder on those portions of the Common Areas designated from time to time by Sublandlord for tenant parking; provided, however, that subject to mutual agreement between Subtenant and Sublandlord of those spaces allocated to Subtenant: (i) Sublandlord shall designate eight (8) spaces per floor for a total of twenty-four (24) spaces in the parking structure for Subtenant's reserved use, and (ii) Sublandlord shall designate a reasonable number of "visitor" parking spaces in close proximity to the entrance to Building One. The remaining spaces in the parking structure, other than twenty-four (24) spaces designated for Sublandlord's (or Sublandlord's designee's) reserved use (eight (8) spaces per floor for a total of twenty-four (24) spaces), shall be made available to Sublandlord and Subtenant on a first-come, first-served basis. All costs associated exclusively with the parking structure shall be paid fifty percent (50%) by Subtenant. Sublandlord reserves the right to equitably modify rights granted under this Paragraph 1.7 if obligated to do so by the Master Lease, or in the event of construction, natural disaster, or other similar reasonable circumstances. Subtenant shall not use more parking spaces than permitted herein. Subtenant shall not park any vehicles larger than full-size passenger automobiles, sport utility vehicles or pick-up trucks, herein called "Permitted Size Vehicles." Sublandlord may regulate the loading and unloading of vehicles by adopting and amending Rules and Regulations for the Project. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Sublandlord. Notwithstanding, Subtenant may park Subtenant's company truck (marked with Subtenant's logo) in a parking area on the Project.

          (a) Subtenant shall not permit or allow any vehicles that belong to or are controlled by Subtenant or Subtenant's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Sublandlord for such activities.

          (b) Subtenant shall not service or store any vehicles in the Common Areas.

          (c) If Subtenant permits or allows any of the prohibited activities described in this Paragraph 1.7, then Sublandlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Subtenant, which cost shall be immediately payable upon demand by Sublandlord.

2.  Term.

     2.1.  Term.

     The original term of this Sublease ("Original Term") shall commence on August 1, 2001 (the "Sublease Commencement Date"), and shall end on July 31, 2007 (the "Expiration Date"), unless sooner terminated as provided in this Sublease; provided, however, that with respect to the 1st and 4th floors of Building One and the 3rd and 4th floors of Building Four, the term of this Sublease shall commence in accordance with the commencement date schedule shown in the Basic Sublease Information above. (The date of commencement of the term with respect to any portion of the Premises shall be deemed the "Commencement Date" for that portion.) Notwithstanding the foregoing, if Sublandlord notifies Subtenant that any portion of the Premises will be ready for occupancy prior to the scheduled commencement date for that portion of the Premises (or such larger portion of the Premises as contains said portion), the parties may mutually agree to commence the Sublease term and all obligations hereunder including the payment of Rent for that portion of the Premises prior to such scheduled commencement date ("Early Commencement"). In the event of Early Commencement, the term shall commence on such agreed-upon date with respect to that portion of the Premises, which date shall become the "Commencement Date" (or "Sublease Commencement Date," with respect to the 2nd and 3rd floors of Building One) for said portion. Any agreement to commence the term prior to any scheduled commencement date shall not affect the Expiration Date stated above. Subtenant shall be obligated to occupy each portion of the Premises no later than thirty
(30) days from the date possession of such portion is tendered. Promptly upon the occurrence of the Commencement Date for each portion of the Premises, respectively, Subtenant shall execute and deliver to Sublandlord a written Commencement Date Memorandum in the form attached to this Sublease as Exhibit D and incorporated herein by this reference. Subtenant shall have no rights in any portion of the Premises prior to the Commencement Date for such portion, unless expressly provided otherwise in this Sublease.

     2.2.  Delay In Possession; Fixturing Period.

          (a) Generally. Sublandlord agrees to use all commercially reasonable efforts to deliver possession of the Premises to Subtenant in accordance with the Commencement Date schedule contained in the Basic Sublease Information above. If, despite said efforts, Sublandlord is unable to deliver possession as agreed, Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Subtenant shall not, however, be obligated to pay Rent or perform its other obligations with respect to the pertinent portion of the Premises until it receives possession of such portion. If possession is not delivered within ninety (90) days after the applicable Commencement Date, Subtenant may, at its option, by notice in writing within ten
(10) days after the end of such 90-day period, cancel this Sublease with respect to that portion of the Premises. If such written notice is not received by Sublandlord within said 10-day period, Subtenant's right to cancel shall terminate. Nothing herein shall be construed as waiving Subtenant's right to seek specific performance with respect to any portion of the Premises not tendered by a Commencement Date. In the event of any delay in the commencement of the term with respect to any portion of the Premises pursuant to this subparagraph (a) of Paragraph 2.2, (i) the date possession of such portion of the Premises is tendered to Subtenant shall become the "Commencement Date" (or "Sublease Commencement Date," with respect to the 2nd and 3rd floors of Building
One) for said portion, provided that the Commencement Date shall be deemed to have occurred one day earlier for each day for which Subtenant has caused the delay, and (ii) Subtenant shall be entitled to one (1) day of free Base Rent for that portion of the Premises that is subject to delay for each such day of delay beyond the ninetieth (90th) day. Any delay in commencement as described in this subparagraph (a) of Paragraph 2.2 shall not affect the Expiration Date stated above or the expiration date of any extension of the term hereto.

          (b) Fixturing Period.

          In addition to Sublandlord's agreement with respect to access set forth in the Work Letter Agreement (Exhibit I) , Sublandlord shall permit Subtenant to access the Premises up to thirty (30) days prior to the Sublease Commencement Date (or Commencement Date, as the case may be) for any portion of the Premises in order to install Subtenant's furniture (in Building One, Floor
One), communications systems, equipment and trade fixtures ("Fixturing Period"), provided that such access shall be subject to all of the provisions of this Sublease, excluding the payment of Rent and Sublease Expenses, but including without limitation each of Subtenant's indemnity obligations hereunder. Early entry into the Premises shall not advance the Expiration Date, or the expiration date of any extension of the term hereof.

     2.3. Subtenant Compliance. Sublandlord shall not be required to tender possession of the Premises to Subtenant until Subtenant complies with its obligation to provide evidence of insurance hereunder. Pending delivery of such evidence, Subtenant shall be required to perform all of its obligations under this Sublease from and after the applicable Commencement Date, including the payment of Rent, notwithstanding Sublandlord's election to withhold possession pending receipt of such evidence of insurance. Further, if Subtenant is required to perform any other conditions prior to or concurrent with a Commencement Date, the applicable Commencement Date shall occur but Sublandlord may elect to withhold possession until such conditions are satisfied.

3.  Rent.

     3.1. Base Rent. Subject to the terms of Paragraph 2.2, Subtenant shall pay to Sublandlord base rent based on the number of square feet in the Rentable Area of the Premises for which the term has already commenced, in accordance with the following schedule ("Base Rent"):


------------------------------------------------ ----------------- -------------- ------------------ --------------------
Period                                           Bldg/Floors       Square Feet      Monthly Base      Monthly Base Rent
                                                                   (SF) (Total)     Rent (Per SF)          (Total)
------------------------------------------------ ----------------- -------------- ------------------ --------------------

August 1, 2001-September 30, 2001                B1: F2,3           88,341              $1.04              $   91,874.64
------------------------------------------------ ----------------- -------------- ------------------ --------------------
October 1, 2001 - July 31, 2002                  B1: F1,2,3,4      175,082              $1.28              $  224,104.96
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2002-July 31, 2003                     B1: F1,2,3,4      175,082              $3.51              $  614,537.82
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2003-July 31, 2004                     B1: F1,2,3,4      263,823              $3.79              $  999,889.17
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2004-July 31, 2005                     B1: F1,2,3,4      263,823              $3.94              $1,039,462.62
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2005-July 31, 2006                     B1: F1,2,3,4      263,823              $4.09              $1,079,036.07
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------
August 1, 2006-July 31, 2007                     B1: F1,2,3,4      263,823              $4.26              $1,123.885.98
                                                 B4: F3,4
------------------------------------------------ ----------------- -------------- ------------------ --------------------


Base Rent for any calendar month during which there is a change in the Rentable Area of the Premises shall be prorated based on the actual number of square feet of the Rentable Area of the Premises during each day of the month and the Base Rent in effect on each day of the month. Base Rent is due and payable in advance on the first day of each calendar month; provided, however, that Base Rent for both the first full calendar month of the Original Term for each of the two (2) floors of the Building One portion of the Premises (i.e., $-91,874.64) tendered as of the Sublease Commencement Date and the last full calendar month of the Original Term for the entire Premises (i.e., $1,123,885.98) shall be due and payable at the time of Subtenant's execution and delivery of this Sublease as "Prepaid Rent" which total amount shall be applied to amounts as due under this Sublease. Base Rent is payable without notice or demand. Base Rent for any period during the Term which is less than one full calendar month shall be prorated based on the actual number of days in the calendar month involved.

     3.2. Shared Expenses. In addition to Base Rent, Subtenant shall pay to Sublandlord during the term hereof, Subtenant's Share (defined below) of all Operating Expenses (defined below) and all Master Lease Expenses (defined below), in accordance with the following provisions:

          (a) "Subtenant's Share" is defined, for purposes of this Sublease, as the percentage determined by dividing the total square feet of Rentable Area of the Premises or the portion of the Premises with respect to which the Commencement Date has occurred by the total square footage of the Rentable Area of Project. The definition in the preceding sentence shall prevail over the Subtenant's Share figures in the Basic Sublease Information in the event of any conflict (e.g., since the figure for the entire Premises does not equal the total of the floor-by-floor figures, due to rounding, the former shall prevail as the figure for the entire Premises). Sublandlord and Subtenant conclusively agree, for purposes of this Sublease, that the Project currently contains the number of square feet in the Rentable Area of Project as shown as an approximation in the Basic Sublease Information above. Sublandlord shall change this figure in the event of a change in use or configuration of the Project, and shall provide Subtenant with notice of such change (including the date of effectiveness).

          (b) "Operating Expenses" is defined, for purposes of this Sublease, to include all costs incurred by Sublandlord in the exercise of its reasonable discretion, to the extent not included in Master Lease Expenses below, for:

               (i) The operation, repair, replacement and maintenance in neat, clean, safe, good order and condition, of the Project (except to the extent Master Landlord is responsible for the Outside Areas under the Master Lease, the costs for which are passed through to Subtenant as Master Lease Expenses), including but not limited to, the following:

                    (aa) The Common Areas including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, building exteriors and roof, fences and gates;

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler systems including sprinkler system maintenance and repair.

               (ii) Trash disposal, reception (if provided by Sublandlord) in multi-tenant buildings, janitorial (per Sublandlord's written specifications for such services in Exhibit I) and general Project security services,;

               (iii) Any other service or utilities to be provided by Sublandlord that is elsewhere in this Sublease stated to be an "Operating Expense";

               (iv) The cost of the premiums for liability and property insurance policies (in excess of those required by Ariba as Lessee under the Master Lease) to be maintained by Sublandlord under this Sublease and the Master Lease;

               (v) The amount of the real property taxes to be paid by Sublandlord under the Master Lease;

               (vi) The cost of water, sewer, gas, electricity, and other services to the Project;

               (vii) Costs in connection with the Moffett Park Transportation Demand Management Plan (see Master Lease Section 5.07);

               (viii) Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Project;

               (ix) All costs associated with general tenant services made available to all subtenants of the Project, except as otherwise provided in this Sublease;

               (x) accounting and a management fee of three percent (3%) of actual Operating Expenses;

               (xi) The cost of any Capital Expenditure (defined in Paragraph 6.2) to the Project not payable by Subtenant under the provisions of Paragraph 6.2 below or by other subtenants of the Project, provided that such cost shall be amortized over the useful life (as determined by Sublandlord in its sole discretion) of each such replacement item (including interest on the unamortized balance at the Agreed Rate as defined in Section 17.02 of the Master Lease) over the remaining term of the Sublease, which cost would be payable in equal monthly installments during that time period;

               (xii) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less;

               (xiii) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of more than five (5) years, as amortized over the useful life of such replacement item (including interest on the unamortized balance at the Agreed Rate), over the remaining term of the Sublease, which cost would be payable in equal monthly installments during that time period.

          Notwithstanding anything to the contrary contained herein, the following items shall be excluded from Operating Expenses:

               (1) Costs associated with the operation of the business of the ownership or entity which constitutes "Sublandlord", as distinguished from the costs of building operations for the benefit of the Project and its tenants as a whole;

               (2) Depreciation;

               (3) Costs associated with the operation of any cafeteria - and Sublease Expenses for the Project to be apportioned to the square footage of the cafeteria (which costs shall be allocable to Subtenant as described in any Cafeteria Access Agreement attached as Exhibit J hereto) and costs associated with the operation of any fitness center and Sublease Expenses for the Project to be apportioned to the square footage of the fitness center (which costs shall be addressed in any Fitness Center Access Agreement attached as Exhibit K hereto);

               (4) Real estate brokers' leasing commissions, and advertising expenses incurred in connection with the original subleasing of the Project or future subleasing of the Project;

               (5) Legal fees and space planners' fees incurred in connection with the original subleasing of the Project or future subleasing of the Project except those attributable to subleasing by any subtenant (such fees to be billed directly to such subtenant);

               (6) Costs for which Sublandlord is reimbursed by its insurance carrier or any subtenant's insurance carrier;

               (7) Costs for all repairs, replacements, items and/or services for which Subtenant or any other subtenant in the Project reimburses Sublandlord;

               (8) Costs incurred by Sublandlord for services which Sublandlord provides selectively to one or more subtenants (other than Subtenant, which costs shall be billed directly to Subtenant) without reimbursement;

          In the calculation of any expenses hereunder, it is understood that no expense shall be recovered more than once. In addition, to the extent that Sublandlord can avoid incurring any expense described hereunder by enforcing available warranties or the likes, Sublandlord agrees to make commercially reasonable efforts to do so. Sublandlord shall use commercially reasonable efforts to effect an equitable proration of bills for services rendered to the Project. Sublandlord agrees to keep books and records showing the Operating Expenses in accordance with generally accepted accounting principles consistently maintained on a year-to-year basis;

               (9) Costs incurred by Sublandlord for Tenant Improvements under the Master Lease;

               (10) Costs for any maintenance or repair of other premises with the Project, or any equipment contained therein, to the extent such cost is attributable to the causes beyond normal wear and tear;

               (11) Sums payable as a result of Sublandlord's default under any of its obligations under the Master Lease or this Sublease (except to the extent such default is a result of Subtenant's default under this Sublease).

          (c) "Master Lease Expenses" is defined, for purposes of this Sublease, to include all amounts paid or payable by Sublandlord to Master Landlord under the Master Lease (including without limitation all taxes, assessments, fees and other impositions in accordance with the provisions of Article IX, insurance premiums in accordance with the provisions of Article VII, operating charges, maintenance, repair and replacement costs and expenses in accordance with the provisions of Article VI and a Management Fee), excepting therefrom Base Rent (as that term is defined in the Master Lease) and the costs incurred by Sublandlord for the Tenant Improvements (as that term is defined in the Master Lease).

          (d) Payment. Subtenant's Share of Operating Expenses and Master Lease Expenses (Operating Expenses and Master Lease Expenses being collectively defined as "Sublease Expenses") shall be payable as of the Sublease Commencement Date (or Commencement Date as the case may be)or Early Commencement (whichever is earlier) (even if such expenses have been paid by Sublandlord prior to the Sublease Commencement Date (or Commencement Date as the case may be) or Early Commencement so long as such Sublease Expenses are reasonably allocable to Subtenant as of such date) through the Expiration Date or the expiration of any extension of the Sublease Term. Sublease Expenses shall be due and payable by Subtenant so as to be received by Sublandlord within ten (10) days after a reasonably detailed statement (containing duplicates of supporting financial records, such as underlying bills and statements, of Sublandlord and Master Landlord) of actual Sublease Expenses and the calculation of Subtenant's Share of such expenses is presented to Subtenant by Sublandlord, which Sublandlord may present at intervals no more frequently than monthly ("Monthly Expense Statement"); provided that, with regard to Master Lease Expenses, Sublandlord shall not be required to provide more information than has been offered to Sublandlord. At Sublandlord's and/or Master Landlord's (pursuant to the Master Lease) option, however, an amount may be estimated by Sublandlord from time to time of Subtenant's Share of annual Sublease Expenses and the same shall be payable monthly or quarterly, as Sublandlord shall designate, during each calendar year of the Sublease term, on the same day as the Base Rent is due hereunder. In the event that Subtenant pays Sublandlord's and/or Master Landlord's estimate of Subtenant's Share of Sublease Expenses as aforesaid, Sublandlord shall deliver to Subtenant within sixty (60) days after the expiration of each calendar year a reasonably detailed statement (as described above) showing Subtenant's Share of the actual Sublease Expenses incurred during the preceding year ("Annual Expense Statement"); provided that, with regard to Master Lease Expenses, Sublandlord shall not be required to provide more information than has been offered to Sublandlord. If Subtenant's payments under this Paragraph 3.2(d) during said preceding calendar year exceed Subtenant's Share as indicated on said Annual Expense Statement, Subtenant shall be entitled to credit the amount of such overpayment against Subtenant's Share of Sublease Expenses next falling due, or if the Sublease term has expired, Sublandlord shall deliver a cash refund to Subtenant with the Annual Expense Statement. If Subtenant's payments under this paragraph during said preceding calendar year were less than Subtenant's Share as indicated on said Annual Expense Statement, Subtenant shall pay to Sublandlord the amount of the deficiency within ten (10) days after delivery by Sublandlord to Subtenant of said Annual Expense Statement. All determinations of Sublease Expenses shall made by Sublandlord in accordance with sound accounting and management principles and shall be binding on Subtenant for the purpose of initial payment; provided, however, that Subtenant shall have the right to object in good faith to Sublandlord's determinations of Sublease Expenses in accordance with the procedure in Paragraph 3.2(e) and seek a credit (or refund after the term expires) of correctly disputed amounts. Nothwithstanding the foregoing, Subtenant shall not be required to pay Sublease Expenses on Building One, Floor One for the period prior toJanuary 1, 2002, nor on Building One, Floor Four for the period prior to July 1, 2002.

          (e)  Audit. On Subtenant's written request given not more than sixty
(60) days after Subtenant's receipt of a Monthly Expense Statement or an Annual Expense Statement, and provided that Subtenant is not then in default under this Sublease beyond the applicable cure period provided in this Sublease and that Subtenant has paid all amounts required to be paid under the applicable Monthly Expense Statement or Annual Expense Statement, then Sublandlord shall provide Subtenant with a reasonable opportunity to review the books and records supporting such determination of Sublease Expenses in the office of Sublandlord, or Sublandlord's agent, during business hours. Sublandlord shall provide this opportunity to inspect within twenty (20) days of Subtenant's written request.

          Within fifteen (15) business days following Subtenant's inspection, Subtenant and Sublandlord shall concurrently be provided with any audit report prepared in connection with such inspection, and Subtenant shall advise Sublandlord if Subtenant disputes the Sublease Expenses or Subtenant's Share of them as set forth in the applicable Monthly Expense Statement or Annual Expense Statement. Thereafter, if Sublandlord ascertains that an error has been made, Subtenant's sole remedy shall be for the parties to make such appropriate payments or reimbursements, as the case may be, including interest on any such amount at the Agreed Rate, to each other as are determined to be owing, provided that any reimbursements payable by Sublandlord to Subtenant may, at Sublandlord's option, instead be credited against the Base Rent next coming due under this Sublease unless the Sublease term has expired, in which event Sublandlord shall refund the appropriate amount to Subtenant.

          Subtenant shall keep any information gained from its review of Sublandlord's records confidential and shall not disclose it to any other party, except as required by law. If requested by Sublandlord, Subtenant shall require its employees or agents reviewing Sublandlord's records to sign a confidentiality agreement as a condition of Sublandlord providing Subtenant the opportunity to inspect under this Paragraph 3.2(e). Notwithstanding anything in this Paragraph 3.2(e) to the contrary, with regard to Master Lease Expenses, Sublandlord shall not be required to provide more information to Subtenant than is offered to Sublandlord.

     3.3.  Abatement Reimbursement Rent.

          (a) Generally. The parties acknowledge and agree as follows: (i) Subtenant currently leases and occupies certain premises at 385 Ravendale Drive, Mountain View, California ("Ravendale Premises"), under that certain Lease dated April 24, 2000, between Subtenant and Spieker Properties, L.P., a copy of which is attached hereto as Exhibit E and incorporated herein by this reference ("Ravendale Lease"); (ii) Subtenant's space needs that are currently fulfilled in part by the Ravendale Premises will be satisfied by the Premises under this Sublease; (iii) in order to alleviate the burden of carrying the obligations of both the Ravendale Lease and this Sublease, Subtenant has requested, and Sublandlord has agreed, that Sublandlord reduce, or abate, the Base Rent that would otherwise be payable under this Sublease by the amount of One Million Seven Hundred Thousand Dollars ($1,700,000) ("Abatement Amount"); and (iv) in exchange for this abatement, Subtenant has agreed to use commercially reasonable efforts to sublease the Ravendale Premises and upon any such sublease shall pay to Sublandlord certain amounts due from any such subtenant(s), as well as to perform other obligations, and make certain representations and warranties, pursuant to this Paragraph 3.3.

          (b) Calculation of Abatement Reimbursement Rent. In addition to Subtenant's obligation to pay Base Rent and Subtenant's Share of all Operating Expenses and Master Lease Expenses, Subtenant agrees to pay to Sublandlord "Abatement Reimbursement Rent," which shall be defined as follows: one hundred percent (100%) of all Rent paid to Subtenant by any and all sublessees of Subtenant subleasing any portion of the Ravendale Premises during the thirteen
(13) month period immediately following the Sublease Commencement Date ("Reimbursement Period"), less leasing commissions payable by Subtenant under the Ravendale Lease for such sublet portions of the Ravendale Premises. For the purposes of this Paragraph 3.3, the term "Rent" shall not include the proceeds received from the sale or rental at fair market value of capital assets located at the Ravendale Premises, or any bonus rent payable to Subtenant's landlord under the terms of the Ravendale Lease.

          (c) Payment. All Abatement Reimbursement Rent shall be due and payable from Subtenant to Sublandlord ten (10) days following the date such sums are due and paid to Subtenant (or paid to a third party, for any reason). In the event that any Abatement Reimbursement Rent is paid or payable by Subtenant's sublessee in a form other than cash, Subtenant shall pay to Sublandlord in cash the fair value of such consideration. Promptly upon the effectiveness of any subletting of the Ravendale Premises by Subtenant, Subtenant shall certify to Sublandlord, in writing, the amount and schedule of Abatement Reimbursement Rent payments due hereunder. Abatement Reimbursement Rent is payable without notice or demand. Failure by Subtenant to timely and fully make payments of Abatement Reimbursement Rent shall be treated like any other failure to timely and fully pay Rent hereunder and shall entitle Sublandlord to all the rights and remedies resulting from such failure.

          (d) Representations. Subtenant represents and warrants to Sublandlord as follows: (i) Subtenant has the right to sublet the Ravendale Premises, subject only to those restrictions contained in Paragraph 21 of the Ravendale Lease; (ii) Subtenant is entitled to retain one hundred percent (100%) of all rent from any subleasing of the Ravendale Lease, subject only to those limitations contained in Paragraph 21 of the Ravendale Lease; (iii) the document attached as Exhibit E to this Sublease is a true and complete copy of the Ravendale Lease and represents the entire agreement between Subtenant and Spieker Properties, L.P., with respect to the lease of the Ravendale Premises;
(iv) Subtenant has not assigned, encumbered or otherwise transferred any interest in the Ravendale Premises; and (v) there is no default, or any condition which with the passage of time or the giving of notice, or both, would constitute a default, on the part of either party to the Ravendale Lease.

     3.4. Generally. All monetary obligations of Subtenant under this Sublease, including Sublease Expenses, shall be deemed rent and shall be referred to herein as "Rent". Rent is payable without any setoff, deduction, abatement, or offset whatsoever, except as otherwise expressly provided herein. Acceptance of a payment which is less than the amount then due shall not be a waiver of Sublandlord's rights to the balance of such Rent, regardless of Sublandlord's endorsement of any check so stating. Rent is payable in lawful money of the United States and shall, unless otherwise provided herein, be paid to Sublandlord at: Ariba, Inc., 807 Eleventh Avenue, Sunnyvale, California, 94089,
Attn: Real Estate Manager; or at such other place as Sublandlord may specify from time to time by written notice to Subtenant.

     3.5. Late Payment. If Subtenant shall fail to pay any Rent so that it is received within five (5) days (or ten (10 days in the case of Sublease Expenses and Abatement Reimbursement Rent only) of the date when payment is due, such unpaid amount shall bear interest from the due date to the date of payment at the lower of the following rates: (i) the Agreed Rate and (i) the maximum rate allowed by applicable usury law. Subtenant acknowledges that late payment of Rent will cause Sublandlord to incur costs not contemplated by this Sublease, the exact amounts of which are extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges which may be imposed on Sublandlord by the terms of the Master Lease. Therefore, if any installment or other payment of Rent due from Subtenant is not received by Sublandlord within five (5) days of the date when payment is due, Subtenant shall pay to Sublandlord an additional sum of five percent (5%) of the amount of the installment. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Sublandlord will incur by reason of late payment by Subtenant. Acceptance of any late charge shall not constitute a waiver of Subtenant's default with respect to the overdue amount, or prevent Sublandlord from exercising any of the other rights and remedies available to Sublandlord. Subtenant shall further pay to Sublandlord the sum of One Hundred Dollars ($100) for any check from Subtenant to Sublandlord which is returned or not honored by the bank on which it is drawn, which sum the parties agree is a fair and reasonable estimate of the cost to Sublandlord of handling such returned or dishonored check.

4.  Security Deposit.

     To secure the faithful performance by Subtenant of all the covenants, conditions and agreements in this Sublease set forth and contained on the part of Subtenant to be fulfilled, kept, observed and performed including, but not by way of limitation, such covenants and agreements in this Sublease which become applicable upon the termination of the same by re-entry or otherwise, Subtenant shall deposit with Sublandlord a security deposit in the amount of Twelve Million One Hundred Thousand Dollars ($12,100,000) (the "Security Deposit"), payable in stages as follows:

     a. $8,500,000 within ten (10) business days following the execution of this Sublease by both parties.
     b. $3,600,000 upon: 1) the Commencement Date of the Third Floor and Fourth Floor of Building Four, or 2) such earlier date as Subtenant gains access under Paragraph 2.2(b) herein (Fixturing Period) .

The Security Deposit may be in the form of cash or an irrevocable standby letter of credit, as described below. Subtenant agrees that: (a) the Security Deposit or any portion thereof may be applied to the curing of any default under this Sublease or the Work Letter Agreement (provided that with respect to Work Letter Agreement defaults the Construction Security Deposit must first be exhausted) that may exist at the time of application, including any Rent owing at the end of the Sublease term or to the payment of any Abatement Reimbursement Rent that may become due pursuant to Paragraph 13.3, without prejudice to any other remedy or remedies which Sublandlord may have on account thereof; (b) upon such

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

application Subtenant shall (i) pay Sublandlord on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount, or (ii) in the event that Subtenant elects to deposit a Letter of Credit, upon written notice from Sublandlord to Subtenant specifying the amount drawn on the Letter of Credit and the particular purpose for which such amount was applied, Subtenant shall deliver within ten (10) days (at its sole cost and expense) to Sublandlord an amendment to the Letter of Credit or a replacement Letter of Credit in an amount equal to the then existing balance of the Letter of Credit (prior to such draw);(c) should the Master Lease be assigned by Sublandlord, the Security Deposit or any portion thereof not previously applied and the Prepaid Rent or any portion thereof not previously applied shall be turned over (or assigned) to Sublandlord's assignee, and upon assumption of Sublandlord's obligations under this Sublease, Subtenant shall release Sublandlord from any and all liability with respect to the Security Deposit and/or its application or return; (d) Sublandlord or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (e) the sum deposited or the portion thereof not previously applied, shall be returned to Subtenant without interest following the expiration of the Term of this Sublease or any renewal or extension thereof, except to the extent reasonably required to cure any breach by Subtenant of any of its obligations hereunder and provided that Subtenant has vacated the Premises and surrendered possession thereof to Sublandlord at the expiration of the Term or any extension or renewal thereof as provided herein; (f) in the event that Sublandlord terminates this Sublease or Subtenant's right to possession by reason of a default by Subtenant, Sublandlord may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Subtenant's default;
(g) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Subtenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Rent due Sublandlord for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Sublandlord in partial liquidation of Sublandlord's damages.

     If Subtenant elects to deposit the Security Deposit by a letter of credit, such letter of credit shall be an irrevocable, unconditional, standby letter of credit in a form substantially similar to the form attached hereto as Exhibit F and incorporated herein (such letter of credit, together with any renewal or replacement letters of credit delivered or to be delivered by Subtenant under this Paragraph, shall be referred to herein collectively as the "Letter of Credit"). The Letter of Credit shall be issued by a national money center bank with an office in San Francisco, California (the "Issuer"). The final form of the Letter of Credit, the identity of the Issuer, and the form of any replacement Letter of Credit shall be acceptable to Sublandlord in its sole discretion. The Letter of Credit shall be for an initial term of not less than twelve (12) months and shall be maintained in force at all times from issuance through sixty (60) days following the expiration or earlier termination of this Sublease. If Subtenant fails to deliver to Sublandlord either a replacement Letter of Credit or cash in the full amount of the Security Deposit required hereunder at least forty-five (45) days prior to the expiration date of an outstanding Letter of Credit, such failure shall be a default under this Sublease (without the requirement of notice) entitling Sublandlord, in addition to its other remedies, to draw down all or part of the current Letter of Credit. Sublandlord shall have the right, upon a transfer or assignment of its rights as landlord under this Sublease, to require Subtenant to deliver a replacement Letter of Credit designating Sublandlord's successor as the beneficiary, at Subtenant's sole cost and expense. No draw under the Letter of Credit shall be deemed a waiver of, or be deemed to have cured, any default by Subtenant under any provision of this Sublease except to the extent directly applied to cure such default(s).

     Each time the financial milestones described below have been met, and Subtenant is not in default under this Sublease as of the effective date of any reduction of the Security Deposit, the required Security Deposit shall be reduced by twenty-five percent (25%) of its then existing amount, which reduction shall be effective on the first day of any calendar quarter following receipt by Sublandlord of a valid and complete "Security Deposit Notice" as defined below (with respect to such reduction).

     In order to qualify for a Security Deposit reduction as described above, Subtenant must have achieved four (4) consecutive quarters, not including any quarters counted toward any previous Security Deposit reduction hereunder, in

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

which Subtenant has positive net income (as reported in the Subtenant's Condensed Consolidated Statement of Operations as filed on Form 10-Q), and Subtenant's total aggregate net income over such four quarters is Five Million Dollars ($5,000,000) or more. For purposes of this paragraph, the computation of "net income" for each such quarter shall exclude certain non-cash expenses including only the following: amortization of deferred stock-based compensation, amortization of acquired intangible assets and write-offs of in-process research and development, facilities abandonment write-downs, and acquisition related charges, as those items are set forth on Subtenant's Condensed Consolidated Statement of Operations.

     If Subtenant qualifies for a reduction in the Security Deposit, Subtenant shall provide Sublandlord with written notice requesting that the Security Deposit be reduced as provided above (the "Security Deposit Notice"), which notice must be accompanied by evidence (which may include audited or reviewed financial statements for the applicable time periods) demonstrating to Sublandlord's reasonable satisfaction that Subtenant has met the required financial milestones. If Subtenant provides Sublandlord with a valid Security Deposit Notice, Sublandlord shall cooperate with Subtenant to promptly reduce the total amount of the Letter of Credit, or in the event of a cash Security Deposit, refund the applicable portion of the Security Deposit to Subtenant within forty-five (45) days after the later to occur of (a) Sublandlord's receipt of the Security Deposit Notice, or (b) the date upon which Subtenant is entitled to a reduction in the Security Deposit as provided above.

     Notwithstanding anything herein to the contrary, (a) in no event will the amount of the required Security Deposit be less than (i) two (2) months of the total Base Rent payable during the final year of the Original Term, during the Original Term, and (ii) two (2) months of the total Base Rent payable during the final year of the Option Period, during the Option Period (see Paragraph 39), and (b) in the event Sublandlord applies any portion of the Security Deposit pursuant to the provisions of this Paragraph 4, Subtenant shall be disqualified from reduction in the Security Deposit for a period of twenty-four (24) months following such application.

5.  Use.

     5.1. Use. Subtenant shall use the Premises for those uses permitted under the Master Lease ("Agreed Use"), and for no other purpose, without the prior written consent of Sublandlord (which consent may be withheld in Sublandlord's reasonable discretion) and the Master Landlord (which consent may be withheld by Master Landlord pursuant to the terms of Section 5.01 of the Master Lease). Subtenant's use of the Premises shall be subject to all of the terms and conditions of the Master Lease relating to use.

          Subject to Sublandlord's reasonable prior written approval as to time and location (electronic mail shall be acceptable for such submission of requests and approvals), and subject to each of Subtenant's indemnification obligations hereunder, Subtenant shall be permitted to host social events during which alcoholic beverages may be responsibly served within the Project, including the exterior Common Areas about or around Building One.

     5.2.  Hazardous Materials.

          (a) Reportable Uses Require Consent. The term "Hazardous Materials" as used in this Sublease shall be defined as in subsection 17.22(a) of the Master Lease. Subtenant shall not engage in any activity in or on the Premises which constitutes a Reportable Use (as defined below) of any Hazardous Materials without the express prior written consent of Sublandlord and timely compliance at Subtenant's expense with all Applicable Requirements as defined in Paragraph
5.3. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of any Hazardous Materials that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of any Hazardous Materials with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, subject to consent of Master Landlord and in compliance with all Applicable

Requirements Subtenant may use and/or store the following materials (to the extent such use does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Sublandlord to any liability therefor): (i) any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is not a Reportable Use, and (ii) up to six hundred and sixty (660) gallons of diesel fuel even though such use is a Reportable Use so long as Subtenant makes proper report of the use of such material In addition, Sublandlord may condition its consent to any Reportable Use upon receiving written consent of Master Landlord and such additional assurances as Sublandlord reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Sublease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) Duty to Inform Sublandlord. If Subtenant knows, or has reasonable cause to believe, that a Hazardous Materials have come to be located in, on, under or about the Premises, other than as previously consented to by Sublandlord, Subtenant shall immediately give written notice of such fact to Sublandlord, and provide Sublandlord with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Materials.

          (c) Subtenant Remediation. Subtenant shall not cause or permit any Hazardous Materials to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Subtenant's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for (i) the cleanup of any contamination in violation of Environmental Laws (as defined in Section 17.22(a)) or of the Master Lease), and (ii) the maintenance, security and/or monitoring of the Premises or neighboring properties, to the extent that such contamination was caused or materially contributed to by Subtenant, or pertaining to or involving any Hazardous Materials brought onto the Premises during the term of this Sublease, by or for Subtenant, or any third party.

          (d) Sublandlord's Hazardous Materials Representation. Sublandlord represents that, to the best of Sublandlord's knowledge, Exhibit I of the Master Lease (attached hereto) and Exhibit M (attached hereto) are a complete description of the Hazardous Materials on, around, or beneath the Property as of the Effective Date. For the sake of convenience these exhibits shall be provided in a separate binding from the Sublease and a list of all the materials shall be included in Exhibit M hereto and Subtenant acknowledges that it has received such documents. Subtenant acknowledges that in providing this representation, Sublandlord has satisfied any obligations of disclosure pursuant to California Health & Safety Code 25359.7.

          (e) Subtenant Indemnification. Subtenant shall indemnify, defend and hold Sublandlord and Master Landlord, their agents, employees, Lenders (as defined with respect to Sublandlord in Paragraph 29.1 of the Sublease and as used by Master Landlord in the Master Lease), and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Materials brought onto the Premises during the term (and any extension thereof) of this Sublease in violation of Environmental Laws or Master Lease by or for Subtenant, or any third party, including but not limited to other subtenants of the Project (other than Sublandlord while Sublandlord is a tenant of the Project). Subtenant's obligations shall include, but are not limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Subtenant, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Sublease. No termination, cancellation or release agreement entered into by Sublandlord and Subtenant shall release Subtenant from its obligations under this Sublease with respect to Hazardous Materials, unless specifically so agreed by Sublandlord in writing at the time of such agreement. Subtenant shall not be responsible or liable for, nor have an obligation to indemnify, defend or hold harmless, pursuant to this Subparagraph 5.2(e), Sublandlord and Master Landlord, their agents, employees, Lenders, and ground lessor, if any, from any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees, not directly or indirectly caused by Subtenant.

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

     5.3. Subtenant's Compliance with Applicable Requirements. Except as otherwise expressly provided in this Sublease, Subtenant shall, at Subtenant's sole expense, fully, diligently and in a timely manner, comply with all applicable laws, covenants or restrictions of record, regulations, ordinances, and building codes ("Applicable Requirements"), the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Sublandlord's engineers and/or consultants which relate in any manner to the Premises to the Agreed Use of the Premises, without regard to whether said requirements are now in effect or become effective later. Subtenant shall, within 10 days after receipt of Sublandlord's written request, provide Sublandlord with copies of all permits and other documents, and other information evidencing Subtenant's compliance with any Applicable Requirements specified by Sublandlord, and shall immediately upon receipt, notify Sublandlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Subtenant or the Premises to comply with any Applicable Requirements.

     5.4. Inspection; Compliance. Subject to Subparagraph 32.2, Sublandlord and any of Sublandlord's Lenders (as defined in Paragraph 29.1) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Subtenant with this Sublease. The cost of any such inspections shall be paid by Sublandlord, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Subtenant shall upon request reimburse Sublandlord for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination.

6.  Delivery of Possession.

     6.1.  Condition.

          (a) Generally. Subject to Paragraph 40 and 6.2 below, the Premises shall be in compliance with the terms of Section 5.02(a) of the Master Lease as of the Sublease Commencement Date. Any alterations or repairs of the Premises, during the period from the Sublease Commencement Date to any Commencement Date for any portion of the Premises tendered by Sublandlord to Subtenant subsequent to the Sublease Commencement Date, to maintain such compliance shall be paid for and performed in accordance with Paragraphs 3.2 and 6.2 herein. Notwithstanding anything to the contrary contained in this Sublease, upon Subtenant's request, Sublandlord shall use commercially reasonable efforts to (1) enforce Master Landlord's one year warranty as described in Section 5.04 of the Master Lease, and (2) pursue any and all of the contractor's and manufacturer's guarantees and warranties and causes of action ("Construction Warranties") (to the extent such Construction Warranties are assigned to Sublandlord). Subject to Sublandlord receiving timely notice of the need for such enforcement, Sublandlord shall enforce the warranties described in Subparagraphs 6.1(a)(1) and 6.1(a)(2) above for Subtenant's benefit to the extent such warranties are available with respect to matters that affect the Premises and/or the Project and which give rise to an obligation of Subtenant (either directly or as a result of costs passed through from Sublandlord to Subtenant under the terms of this Sublease). In addition, Sublandlord shall tender possession of the Premises, the configuration of which is described below, to Subtenant broom clean and free of debris with all offices wired with CAT 5E data lines and substantially in accordance with the terms of the second sentence of Paragraph 5.03 of the Master Lease (except with respect to B1F1, which shall be delivered in accordance with the Work Letter). Sublandlord specifically disclaims any and all representations and warranties, express or implied, oral or written, associated with the Premises, including but not limited to those concerning habitability, safety, suitability or fitness for Subtenant's intended purposes. Subtenant hereby accepts the Premises in the condition existing when possession is tendered without such representations, warranties or covenants by Sublandlord. Sublandlord has provided Subtenant and Subtenant acknowledges receipt of Construction Drawings by Garcia Francica identified as Delta 1-19-01 and Delta NSI 4-13-01) (including detailed mechanical, electrical and plumbing information) for the Building One.

                             Premises Configuration

------------------ ------------- ------------------- ------------------------------ ------------------------------
Building No.       Floor No.     No. of Offices      No. of Conference Rooms        No. of IDC Rooms
------------------ ------------- ------------------- ------------------------------ ------------------------------
One                1             0                   0                              2
------------------ ------------- ------------------- ------------------------------ ------------------------------
                   2             31                  10                             2
------------------ ------------- ------------------- ------------------------------ ------------------------------
                   3             33                  13                             2
------------------ ------------- ------------------- ------------------------------ ------------------------------
                   4             31                  15                             2
------------------ ------------- ------------------- ------------------------------ ------------------------------
Four               3             28                  16                             2
------------------ ------------- ------------------- ------------------------------ ------------------------------
                   4             28                  15                             2
------------------ ------------- ------------------- ------------------------------ ------------------------------


          (b) Building One. The rights and obligations of the parties regarding construction of the Subtenant Improvements (as defined in the Work Letter Agreement attached hereto as Exhibit I) in and around Building One are stated in the Work Letter Agreement and such Work Letter Agreement is incorporated herein by this reference.

          (c) Building Four Conduit. In addition, prior to delivery to Subtenant of any Building Four portion of the Premises (or any substituted premises as provided for hereunder), Sublandlord shall provide free of charge two (2) each four-inch conduit to be used by Subtenant at its sole cost and expense to connect Subtenant's computer facilities in Building One to those in Building Four or such substituted premises.

     6.2. Compliance. Sublandlord makes no representation or warranty whatsoever with respect to compliance of the Premises with the Applicable Requirements except as expressly provided herein. If Subtenant knows, or has reasonable cause to believe, that any violation of an Applicable Requirement exists, Subtenant shall immediately give written notice of such fact to Sublandlord, and provide Sublandlord with a copy of any report, notice, claim or other documentation which it has concerning such violation or possible violation so that Sublandlord may enforce its rights to have such violations corrected and paid by Master Landlord pursuant to Article V of the Master Lease. Subject to allocation of costs as set forth below, performance of the work necessary to bring the Premises into compliance shall be the responsibility of Subtenant if Sublandlord so elects. Subtenant is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Subtenant's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Project, the remediation of any Hazardous Materials not known as of the Sublease Commencement Date, or the reinforcement or other physical modification of the Project ("Capital Expenditure"), then to the extent that such work is not the responsibility of Master Landlord under the terms of the Master Lease, Sublandlord and Subtenant shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 6.2(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Subtenant as compared with uses by tenants in general, Subtenant shall be fully responsible for the cost thereof.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Subtenant (such as, governmentally mandated seismic modifications), then Sublandlord and Subtenant shall allocate the obligation to pay for the portion of such costs reasonably attributable to the Premises, amortized over the remaining term of the Master Lease (including interest on the unamortized balance as is then reasonable in the judgment of Sublandlord's accountants). Notwithstanding the foregoing, if such Capital Expenditure is required during the last 2 years of this Sublease or if Sublandlord reasonably determines that it is not economically feasible to pay its share thereof, Sublandlord shall have the option to terminate this Sublease upon 90 days prior written notice to Subtenant unless Subtenant notifies Sublandlord, in writing, within 10 days after receipt of Sublandlord's termination notice that Subtenant will pay for such Capital Expenditure. However, in such an event, Sublandlord agrees that the Premises shall remain vacant during the remainder of the Term, and this representation shall survive the termination of this Sublease.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Subtenant as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Subtenant shall be fully responsible for the cost thereof, and Subtenant shall not have any right to terminate this Sublease.

     6.3. Acknowledgements. Subtenant acknowledges that Subtenant has made such investigation as it deems necessary with reference to the physical condition of the Property and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and Sublandlord has not made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

7.  Utilities and Services.

     7.1. Standard Subtenant Utilities and Services. Subject to applicable government rules, regulations, and guidelines and the rules or actions of the utility furnishing the service, Sublandlord shall provide the utilities and services described in this Paragraph 7 on all days during the term of this Sublease, unless otherwise stated in this Sublease. The cost of all utilities and services described in this Paragraph 7 shall be reimbursed to Sublandlord as Operating Expenses, except as otherwise provided.

     7.2. Heating and Air-Conditioning; Lobby Access; Subtenant Access. Subject to Paragraph 7.3 below, Sublandlord shall provide heating and air-conditioning when necessary for normal comfort for normal office use in the Premises, as reasonably determined by Sublandlord, on Mondays through Fridays from 7 a.m. through 6 p.m. or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, except for the dates of observation of such locally or nationally recognized holidays as designated by Sublandlord from time to time and currently including New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, and Christmas Day ("Holidays"), such periods being defined herein as ("HVAC Hours"). Once the Sublease term has commenced with respect to any portion of Building One and Building Four, respectively, Sublandlord shall provide access to the Building One and Building Four lobbies, respectively, for use by Subtenant's invitees on Mondays through Fridays from 8 a.m. through 5 p.m., excluding Holidays ("Lobby Hours"). Sublandlord shall provide Subtenant access to the Premises twenty-four (24) hours per day, seven (7) days per week.

     7.3. Electricity and Gas. Subject to Subtenant's payment for electricity and gas furnished to the Premises as described in Section 7.3.1, Sublandlord shall provide gas and electricity for lighting and power in the Premises if:

          (a) The connected electrical load for lighting does not exceed an average of one (1) watt per square foot of the Premises during the HVAC Hours on a monthly basis; and

          (b) The connected electrical load (encompassing HVAC and office "plug load" meaning the electrical receptacles/outlets where Subtenant may run electrical office equipment and machinery) for all other power purposes does not exceed an average of two (2) watts per square foot of the Premises during the HVAC Hours on a monthly basis.

Except as mutually agreed by the parties, electricity for Subtenant's lighting and other power purposes shall be at approximately one-hundred and ten (110) volts. No electrical receptacle/outlet in the Premises for the supply of power shall require a current capacity exceeding 110 volts AC/twenty (20) amperes. Sublandlord shall replace lamps, starters, and ballasts for Building-standard lighting fixtures only within the Premises on Subtenant's request and at Subtenant's expense. Subtenant shall replace lamps, starters, and ballasts for non-Building-standard lighting fixtures within the Premises at Subtenant's expense. Sublandlord expressly reserves the right to select the electricity and telecommunications access providers for the Buildings and/or the Project.

     Notwithstanding anything contained in this Paragraph 7.3, Sublandlord shall not be required to provide any electricity or gas to Building One of the Premises. Pending appropriate Sublandlord, Master Landlord (if required) and regulatory approvals as set forth in this Sublease, Building Four Floors Three and Four may be separately metered for gas and electricity (for plug load and lighting, not HVAC) prior to their respective Commencement Dates or as otherwise agreed by Subtenant and Sublandlord. All costs associated with the installation of such separate metering shall be borne by Subtenant.

          7.3.1 Notwithstanding anything to the contrary contained in this Sublease, except as specifically provided below, Subtenant shall not be allocated any costs for electricity and gas under Paragraphs 3.2(b) or 7.7 herein (with respect to extended HVAC Hours).

     With respect to Building One, Subtenant shall contract directly with the provider for electricity and gas to Building One and shall be exclusively responsible for the payment of all electricity and gas furnished to that building.

     With respect to Building Four, Floors Three and Four or any portions thereof (or substitute premises pursuant to the exercise of Sublandlord's rights under Paragraph 40) (the "August 2003 Space"), Subtenant shall pay for electricity and gas for the August 2003 Space based on the immediately preceding month's electricity and gas bill for Building One, which amount shall be paid concurrently with Sublease Expenses. Upon the applicable Commencement Date or Early Commencement date, Subtenant shall provide a copy of the immediately preceding month's electricity and gas bill to Sublandlord. The calculation of Subtenant's electricity and gas costs for the August 2003 Space shall be determined by dividing the immediately preceding month's electricity and gas bill for Building One by the number of square feet of Rentable Area of the Premises for that building (i.e., 175,082) and multiplying that "cost per square foot" by the total number of square feet contained within the August 2003 Space. After provision of the initial electricity and gas bill, a copy of each preceding month's electricity and gas bill for Building One shall be included with Subtenant's payment of Sublease Expenses.

     7.4. Water; Trash Disposal. Sublandlord shall provide water from the regular Building outlets for drinking, lavatory, and toilet purposes. Sublandlord shall provide regular trash disposal.

     7.5. Janitorial Services. Sublandlord shall provide janitorial services in and about the Premises on Mondays through Fridays, except on Holidays. The current schedule for janitorial service is attached hereto Exhibit L, which is subject to change by Sublandlord. Sublandlord shall not be required to provide janitorial services to above-standard improvements installed in the Premises. Subtenant may procure additional janitorial services for the Premises solely from Sublandlord's designated janitorial service provider at Subtenant's sole and exclusive cost.

     7.6. Elevator. Elevator service for the use of Subtenant, in common with other occupants of the Buildings, 24 hours a day, 7 days a week, year-round (except for non-operation for maintenance and safety purposes). Subtenant shall not use the elevators to access areas of the Buildings occupied by other tenants and Sublandlord reserves the right to take appropriate measures to restrict such access. Subtenant shall release Sublandlord and shall indemnify, protect, defend, and hold Sublandlord harmless from all liabilities, claims, costs, expenses, and damages arising therefrom or in connection with Subtenant's use and the use of its employees, contractors, suppliers, customers, and invitees, except to the extent that such liabilities, claims, costs, expenses, and damages arise from the grossly negligent maintenance of such elevators by Sublandlord or its agent.

     7.7. Overstandard Subtenant Use. Subtenant shall not, without Sublandlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises that may affect the temperature otherwise maintained by the air-conditioning system or increase the water normally furnished to the Premises by Sublandlord under this Paragraph. Furthermore, Subtenant shall not use any machines or equipment where such use is in violation of the Master Lease.

If such consent is given, Sublandlord shall have the right to install supplementary air-conditioning units or other facilities in the Premises, including supplementary or additional metering devices. On billing by Sublandlord, Subtenant shall pay the cost for such supplementary facilities, including the cost of (a) installation, operation, and maintenance; (b) increased wear and tear on existing equipment; and (c) other similar charges.

If Subtenant uses water, electricity, heat, or air-conditioning in excess of that required to be supplied by Sublandlord under this Paragraph (as a result, for example, of extended hours of operation, heavier use of duplicating, computer, telecommunications, or other equipment in excess of the normal use for general office uses in the Project, or a density of workers in excess of the normal density for general office uses in the Project) Subtenant shall pay to Sublandlord, on billing, the cost of (a) the excess service; (b) installation, operation, and maintenance of equipment installed to supply the excess service; and (c) increased wear and tear on existing equipment caused by Subtenant's excess consumption. Sublandlord may install devices to separately meter any increased use or reasonably and equitably estimate the cost of such increased use. On demand, Subtenant shall pay the increased cost directly to Sublandlord, including the cost of the additional metering devices.

Subtenant's use of electricity shall never exceed the capacity of the feeders serving the Building and Premises or the risers or wiring installation. If heat, ventilation, or air-conditioning are used on the Premises during hours other than those for which Sublandlord is obligated to supply such utilities under this Paragraph, Sublandlord shall supply such utilities to Subtenant at an hourly cost to Subtenant as Sublandlord shall from time to time establish. Amounts payable by Subtenant to Sublandlord under this Paragraph 7.7 for use of additional utilities shall be payable in their entirety by Subtenant upon invoicing by Sublandlord and are excluded from Operating Expenses.

     7.8. Interruption of Utilities. Subtenant agrees that Sublandlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by:

      (a)  Breakage, repairs, replacements, or improvements;

      (b)  Strike, lockout, or other labor trouble;

      (c) Inability to secure electricity, gas, water, or other fuel at the Building;

      (d)  Accident or casualty;

      (e)  Act or default of Subtenant or other parties; or

      (f)  Any other cause beyond Sublandlord's reasonable control.

Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Subtenant's use and possession of the Premises or relieve Subtenant from paying Rent or performing any of its obligations under this

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Sublease.

     Sublandlord shall not be liable under any circumstances for a loss of or injury to property, for personal injury or death, or for injury to or interference with Subtenant's business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Paragraph 7. Sublandlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Sublandlord to Subtenant under this Sublease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Subtenant's use of the Premises.

     7.9. Utility Providers. Except with respect to Building One, Sublandlord may, in Sublandlord's sole and absolute discretion, at any time and from time to time, contract, or require Subtenant to contract, for utility services (including generation, transmission, or delivery of the utility service) with utility service providers of Sublandlord's choosing. Subtenant shall fully cooperate with Sublandlord and any utility service provider selected by Sublandlord. Subtenant shall permit Sublandlord and the utility service provider to have reasonable access to the Premises and the utility equipment serving the Premises, including lines, feeders, risers, wiring, pipes, and meters. Subtenant shall either pay or reimburse Sublandlord for its share of costs associated with any change of utility service, including the cost of any new utility equipment, within ten (10) days after Sublandlord's written demand for payment or reimbursement. Under no circumstances shall Sublandlord be responsible or liable for any loss, damage, or expense that Subtenant may incur as a result of any change of utility service, including any change that makes the utility supplied less suitable for Subtenant's needs, or for any failure, interference, or defect in any utility service. No such change, failure, interference, or defect shall constitute an actual or constructive eviction of Subtenant, or entitle Subtenant to any abatement of Rent, or relieve Subtenant from any of Subtenant's obligations under this Sublease. For purposes of Building One, if Subtenant elects to contract for utility with a different utility service provider, then Subtenant shall either pay directly or reimburse Sublandlord for all costs associated with such change of utility service, including the cost of any new utility equipment.

     7.10. Telecommunications. Neither Subtenant nor its contractors, representatives, or service providers shall, without Sublandlord's prior written consent (which consent shall not be unreasonably withheld), install, maintain, operate, alter, repair, or replace any wire, cable, conduit, antenna, satellite dish or other facility or equipment for use in connection with any telephone, television, telecommunications, computer, Internet, or other communications or electronic systems, services or equipment (which systems, services, and equipment are referred to collectively as "Telecommunications Equipment") in, on, or about the Building or the roof or exterior walls. Without limiting the generality of the foregoing, Sublandlord shall have the right to limit the number of carriers, vendors, or other operators providing Telecommunications Equipment in or to the Building, as deemed reasonably necessary or appropriate by Sublandlord for the orderly and efficient management and operation of the Building. Any determination made by Sublandlord under this Paragraph shall be made in accordance with Sublandlord's sole reasonable discretion, provided, however, that with regard to any request by Subtenant to install Telecommunications Equipment on the roof of a Building, Subtenant agrees that Sublandlord may, without limitation, condition its consent on (i) Subtenant's payment of rent for Subtenant's use of such roof space, in an amount determined by Sublandlord in its sole discretion, and (ii) the installation by Subtenant, at its sole cost and expense, of a structural platform and/or access walkway to protect the roof from damage from the placement of and access to such Telecommunications Equipment. Sublandlord may also require (i) that any such work on or involving the roof (and including, without limitation, any roof penetrations approved by Sublandlord) be performed, at Subtenant's cost, by a contractor designated or approved by Sublandlord; (ii) Subtenant's obtaining and paying for all costs associated with obtaining proper clearances for personnel involved in erecting, operating, or maintaining such Telecommunications Equipment from the Department of the Air Force or Onizuka Air Station; (iii) Subtenant's obtaining Onizuka Air Station concurrence to erect any Radio Frequency Emitters, antenna towers, or antenna arrays so as to avoid radio frequency interference; (iv) Subtenant's compliance with any additional requirement of the Department of the Air Force and/or Onizuka Air Station; and
(v) proper evidence of compliance with all requirements of the Master Lease. In addition, if Sublandlord determines that the riser or telecommunications closet space in the Building is inadequate to accommodate any Telecommunications Equipment proposed by Subtenant along

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

with the existing and/or future needs of other occupants and users of the Building and/or the Project, Sublandlord may condition Sublandlord's approval of Subtenant's Telecommunications Equipment on the construction of additional riser or telecommunications closet space as designated by Sublandlord at Subtenant's expense.

Any installation, maintenance, operation, alteration, repair, or replacement of Telecommunications Equipment by or for Subtenant shall be subject to all of the requirements and provisions of this Sublease and the Master Lease, and shall not interfere with the operation (including, without limitation, transmissions, or reception) of any other Telecommunications Equipment located in the Building and/or the Project. Subtenant acknowledges that there is limited space and facilities in the Building to accommodate Telecommunications Equipment, and agrees to reasonably cooperate with Sublandlord and with other providers and users of Telecommunications Equipment to share the available space and facilities and to coordinate the efficient collocation of Telecommunications Equipment in the Building. Access to and use of space within conduit, utility closets, risers, raceways, switching rooms, the roof, and other facilities in the Building for the installation, maintenance, operation, alteration, repair, or replacement of Telecommunications Equipment shall be subject to Sublandlord's approval and to such rules and regulations as may be promulgated by Sublandlord from time to time. Subtenant shall repair any damage caused by Subtenant's installation, maintenance, operation, alteration, repair, or replacement of Telecommunications Equipment, and shall indemnify, protect, defend, and hold Sublandlord harmless from all liabilities, claims, costs, expenses, and damages arising therefrom or in connection therewith, including, without limitation: (i) any claims by other tenants of the Building and/or the Project or other third parties that Subtenant's installation, maintenance, operation, alteration, repair, or replacement of Telecommunications Equipment has caused interference or interruption with the operation of other Telecommunications Equipment; and
(ii) any voiding of or other effect that Subtenant's installation, maintenance, operation, alteration, repair, or replacement of Telecommunications Equipment may have on any warranty with respect to the roof or other portions of the Building and/or the Project. Sublandlord shall not be liable for any damage to or interference with Subtenant's business or any loss of income from it, or for loss of or damage to Subtenant's Telecommunications Equipment caused by or resulting from any damage to or interference with Subtenant's Telecommunications Equipment, or the operation of it, including without limitation, damage, or interference caused by or resulting from the installation, maintenance, operation, alteration, repair, or replacement of other Telecommunications Equipment in the Building and/or the Project, whether by or for Sublandlord, other tenants of the Building and/or the Project, or other third parties, and Subtenant waives all claims against Sublandlord for it, except that Sublandlord shall indemnify, protect, defend, and hold Subtenant harmless from all liabilities, claims, costs, expenses, and damages to the extent arising out of or in connection with the gross negligence or willful acts of Sublandlord or its agents, employees, or representatives. Sublandlord's approval of Subtenant's installation of any Telecommunications Equipment shall not constitute a representation that any such Telecommunications Equipment will function effectively in or on the Building.

     7.11. Utility Additions. Sublandlord reserves the right to install new or additional utility facilities throughout the Project for the benefit of Sublandlord or Subtenant, or any other tenant of the Project, including without limitation such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems.

     7.12. Security.

          (a) Common/Amenity Areas. Sublandlord shall provide security services for the Common Areas and, if appropriate, the Amenity Areas, at such levels of protection, in such a manner, and at such times as Sublandlord determines to be appropriate in its sole discretion, the cost of which shall be included in Operating Expenses. Such services may include: guard patrol, stationing of a security officer in multi-tenant Building lobbies during Lobby Hours, monitoring of the access control system, issuing and programming access control cards, rotation and storage of closed circuit television tapes, and coordination of responses to fire and medical emergencies.

          (b) Premises. Sublandlord shall provide a base level of security services as follows: (i) guard service provided by the security company selected and hired by Sublandlord to manage Project security ("Security


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

Company") and (ii) the security equipment serving the Premises, including the control of access thereto, as part of the integrated Project security system ("Security System"), which system will be centrally-operated by the Security Company and includes monitoring of the access control system, issuing and programming access control cards, rotation and storage of closed circuit television tapes. Such Security System shall allow for Subtenant to control access to the Premises in its sole discretion, subject to Paragraph 32 and Master Landlord's rights under the Master Lease. Sublandlord makes no representation that the base level of security services specified are adequate to protect Subtenant's property, business operations or persons in the Premises.

     Subtenant shall be required to comply with and shall cause Subtenant's employees, agents, independent contractors, guests and invitees to comply with all procedures and policies required by the Security Company or Sublandlord in connection with Project security. Subtenant acknowledges that the security protection provided to the Premises by the Security Company is by its nature a shared service for the benefit of all Project tenants and that Premises security may be adversely impacted as a result of simultaneous fire and medical emergencies taking place in separate areas of the Project, and that Subtenant shall have no claim for reduction of payments required under this Paragraph 7.12 or any other sort of claim in connection with any such circumstance.

          (c) Additional Security Services. Subtenant shall have the right in its sole discretion and at its sole expense to obtain additional security services for its Premises so long as Subtenant uses Security Company for the provision of such services.

          (d) No Warranty; Indemnity and Release. Sublandlord makes no warranty or representation of any kind whatsoever with regard to the Security Company or the Security System or the services provided under this Paragraph 7.12, including without limitation their quality, adequacy, efficacy or appropriateness. Subtenant hereby releases, indemnifies, protects, defends and holds harmless the Sublandlord, Sublandlord's lenders, partners, members, property management company (if other than Sublandlord), agents, directors, officers, employees, representatives, contractors (specifically excluding Security Company), successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns, Master Landlord, any ground lessor, partners and Lenders, from and against any and all liabilities, claims, liens, damages, demands, penalties, costs, losses, judgments, charges and expenses (including reasonable attorneys' and consultants' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision, of any kind arising from or in anyway related to, directly or indirectly, involving, or in connection with the Security System as provided to Subtenant under this Paragraph 7.12, or the security services as provided to Subtenant by the Security Company under this Paragraph 7.12. If any action or proceeding is brought against Sublandlord by reason of any of the foregoing matters, Subtenant shall upon notice defend the same at Subtenant's expense by counsel reasonably satisfactory to Sublandlord and Sublandlord shall cooperate with Subtenant in such defense. Sublandlord need not have first paid any such claim in order to be defended or indemnified. With respect to the release provided in this Paragraph 7.12, Subtenant waives the benefits of Civil Code section 1542, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor.

8.  Maintenance and Repairs; Utility Installations, Trade Fixtures and
Alterations.

     8.1. Sublandlord's Obligations. In accordance with the Master Lease, Sublandlord shall keep the Project, including the Premises, Common Areas (except to the extent Master Landlord is responsible for the Outside Areas under the Master Lease), and equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Sublandlord shall not be obligated to paint, repair, or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Buildings or are above then Building standards. Except for costs made the sole responsibility of Subtenant under other provisions of this Sublease,

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

the costs pertaining to Sublandlord's obligations under this Paragraph 8.1 are Operating Expenses. Except as otherwise specifically provided herein, there shall be no abatement of rent or liability to Subtenant on account of any injury or interference with Subtenant's business with respect to any improvements, alterations or repairs made by Sublandlord to the Project or any part thereof. Except as otherwise provided in Paragraph 13.4(b), Subtenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Subtenant the right to make repairs at Sublandlord's expense or to terminate this Sublease because of Sublandlord's failure to keep the Premises in good order, condition and repair.

     8.2. Subtenant's Obligations. Notwithstanding the designation of the costs of Sublandlord's obligation to keep the Premises in good condition and repair as Operating Expenses, Subtenant shall be solely responsible for payment of the cost therefor to Sublandlord as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Subtenant or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Subtenant shall also be solely responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or are above then Building standards. Sublandlord may, at its option, upon reasonable notice, elect to have Subtenant perform any particular such maintenance or repairs the cost of which is Subtenant's sole responsibility hereunder.

     8.3.  Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Subtenant's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Subtenant Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Subtenant that are not yet owned by Sublandlord pursuant to Paragraph 8.4(a).

          (b) Consent. Subtenant shall not make any Alterations or Utility Installations to the Premises without Sublandlord's prior written consent and the prior written consent of Master Landlord if and as required under the Master Lease; provided however, Subtenant shall be entitled to make any Alterations to the Premises that: (i) do not affect the Building systems, exterior appearance, structural components or structural integrity, and (ii) do not exceed fifty thousand dollars ($50,000) cumulatively over any one (1) year period (commencing from the Effective Date), without the prior written consent of Sublandlord and Master Landlord. Notwithstanding anything to the contrary herein, Subtenant shall be entitled to request a final and binding decision regarding removal and restoration (as described in Paragraph 8.4(c) below) of the Premises with respect to any Alteration by Sublandlord at the time Sublandlord consents to such Alteration, which determination shall be delivered within five (5) business days following such request and delivery by Subtenant to Sublandlord of a copy of all plans and specifications for the proposed Alteration. Sublandlord will forward similar requests to Master Landlord at the request of Subtenant, but such determinations as to Restoration by Master Landlord shall be in Master Landlord's sole discretion. Sublandlord may, as a precondition to granting such approval, require Subtenant to utilize a contractor and architect chosen and/or approved by Sublandlord and to follow requirements set by the Department of the Air Force and/or Onizuka Air Station. Any Alterations or Utility Installations that Subtenant shall desire to make and which require the consent of the Sublandlord shall be presented to Sublandlord in written form with detailed plans. Consent shall be deemed conditioned upon Subtenant's: (i) acquiring all applicable governmental permits, (ii) furnishing Sublandlord with copies of both the permits and the plans and specifications prior to commencement of the work,
(iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner, and (iv) acceptance of responsibility for and payment of all costs and expenses associated with any approved Alterations or Utility Installations. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Subtenant shall promptly upon completion furnish Sublandlord with as-built plans and specifications. For work which costs an amount in excess of one month's

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

Base Rent, Sublandlord may condition its consent upon Subtenant providing a lien and completion bond and/or upon Subtenant's posting an additional Security Deposit with Sublandlord for such Alteration or Utility Installation.

          (c) Indemnification. Subtenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Subtenant at or for use on the Premises, which claims are or may be secured by any mechanic's or materialman's lien against the Premises or any interest therein. Subtenant shall give Sublandlord not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Sublandlord shall have the right to post notices of non-responsibility. If Subtenant shall contest the validity of any such lien, claim or demand, then Subtenant shall, at its sole expense defend and protect itself, Sublandlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Sublandlord shall require, Subtenant shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Sublandlord against liability for the same. If Sublandlord elects to participate in any such action, Subtenant shall pay Sublandlord's attorneys' fees and costs.

     8.4. Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Sublandlord's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Subtenant shall be the property of Subtenant, but considered a part of the Premises. Sublandlord may, at any time, elect in writing to be the owner of all or any specified part of the Subtenant Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 8.4(b) hereof, all Subtenant Owned Alterations and Utility Installations shall, at the expiration or termination of this Sublease, become the property of Sublandlord and be surrendered by Subtenant with the Premises.

          (b) Removal. By delivery to Subtenant of written notice from Sublandlord not earlier than 90 and not later than 30 days prior to the end of the term of this Sublease, Sublandlord may require that any or all Subtenant Owned Alterations or Utility Installations be removed by the expiration or termination of this Sublease.

          (c) Surrender; Restoration. Subject to Paragraph 14, Subtenant shall surrender the Premises by the Expiration Date or any earlier termination date or any later expiration date for any extension to the term hereof, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice to the extent such obligation to maintain is the responsibility of Subtenant under Paragraph 8.2 herein. Subtenant shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Subtenant owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Subtenant. Subtenant shall also comply with the requirements of Subparagraph 5.2(c) herein. Trade Fixtures shall remain the property of Subtenant and shall be removed by Subtenant. The failure by Subtenant to timely vacate the Premises pursuant to this Paragraph 8.4(c) without the express written consent of Sublandlord shall constitute a holdover under the provisions of Paragraph 25 below.

9.  Insurance; Waiver; Subrogration.

     9.1. Cost of Sublandlord's Insurance. The cost of the premiums for the insurance policies required to be carried by Sublandlord pursuant Article VII of the Master Lease shall be an Operating Expense.

     9.2. Subtenant's Insurance. Subtenant shall maintain in full force and effect at all times during the term of this Sublease, at Subtenant's sole cost and expense, for the protection of Subtenant and Sublandlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Sublandlord and its lender which afford the following coverages:
(i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for host liquor

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

liability, bodily injury and property damage (including but not limited to personal property, whether leased or owned, Trade Fixtures, Subtenant Owned Alterations and Utility Installations) occurring in, on or about the Premises arising out of Subtenant's and Subtenant's employees, directors, officers, agents, partners, members, lenders, suppliers, shippers, contractors, customers, invitees, successors and assigns' use or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Eight Million Dollars ($8,000,000). If Subtenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company-owned automobiles or other automobile used in the conduct of company business; (iv) "all risk" or "special form or equivalent" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Subtenant's Property located in, on or about the Premises, and in addition, coverage for business interruption of Subtenant, together with, if the property of any of Subtenant's invitees, vendors or customers is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Sublandlord's lenders. Notwithstanding the foregoing, Subtenant shall not be required to obtain insurance coverage for sprinkler leakage or business interruption to Subtenant's business but Subtenant shall assume all the risk associated with such lack of coverage.

     9.3. Insurance Policies. Insurance required to be maintained by Subtenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Prior to occupancy and as a condition precedent of Delivery of Possession, Subtenant shall deliver to Sublandlord certificates of insurance for all insurance required to be maintained by Subtenant hereunder at the time of execution of this Sublease by Subtenant. Subtenant shall, prior to expiration of each policy, furnish Sublandlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to reduction in coverage except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Sublease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Sublandlord). Subtenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Sublease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Sublandlord as required by this Sublease.

     9.4. Failure of Subtenant to Purchase and Maintain Insurance. If Subtenant fails to obtain and maintain the insurance required herein throughout the term of this Sublease, Sublandlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Sublandlord so elects to purchase such insurance, Subtenant shall promptly pay to Sublandlord as Rent, the amount so paid by Sublandlord, upon Sublandlord's demand therefor. In addition, Sublandlord may recover from Subtenant and Subtenant agrees to pay, as Rent, any and all losses, damages, expenses and costs which Sublandlord may sustain or incur by reason of Subtenant's failure to obtain and maintain such insurance.

     9.5. Additional Insureds and Coverage. Each of Sublandlord and Master Landlord, and at Sublandlord's request from time to time, Sublandlord's property management company or agent(s) and Sublandlord's lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Paragraph 9.2(ii)-(v) and with respect to the Subtenant

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

Alterations. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Subtenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Sublandlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Subtenant shall not limit Subtenant's liability under this Sublease. It is the parties' intention that the insurance to be procured and maintained by Subtenant as required herein shall provide coverage for any and all damage or injury arising from or related to Subtenant's operations of its business and/or Subtenant's or Subtenant's employees, directors, officers, agents, partners, members, lenders, suppliers, shippers, contractors, customers, invitees, successors and assigns' use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Sublandlord's cost of maintaining insurance with respect to any Buildings within the Project is increased as a result of Subtenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Subtenant shall pay one hundred percent (100%) of, and for, each such increase as Rent.

     9.6. Waiver of Subrogation. Nothwithstanding anything to the contrary in this Sublease, Sublandlord and Subtenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect by this Sublease or the Master Lease at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

     9.7. No Representation of Adequate Coverage. Sublandlord makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Subtenant's property, business operations or obligations under this Sublease.

10.  Limitation of Liability and Indemnity.

          (a) Except to the extent of damage resulting from the gross negligence or willful misconduct of only Sublandlord or its Indemnitees (defined below) or, Sublandlord's material default of the provisions of this Sublease beyond any applicable cure period, Subtenant agrees to protect, defend (with counsel reasonably acceptable to Sublandlord) and hold Sublandlord and Sublandlord's lenders, partners, members, property management company, agents, directors, officers, employees, representatives, contractors (except as provided in Subparagraph 7.12(d) herein), successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Subtenant's and Subtenant's employees, agents, invitees, guests, representatives and contractors (collectively, "Subtenant's Representatives") use of the Premises, Security System, and other portions of the Project, (ii) the conduct of Subtenant's business at the Premises (iii) any activity, work or thing done, permitted or suffered by Subtenant in or about the Premises, (iv the Premises, Security System, the Alterations or with the Subtenant's property (whether leased or owned or held in bailment) therein, including, but not limited to, any liability for injury to person or property of Subtenant, Subtenant's employees, directors, officers, agents, partners, members, lenders, suppliers, shippers, contractors, customers, invitees, successors and assigns' or third party persons, and/or (v) Subtenant's failure to perform any covenant or obligation of Subtenant under this Sublease. Subtenant agrees that the obligations of Subtenant herein shall survive the expiration or earlier termination of this Sublease.

          (b) Except to the extent of damage resulting from the gross negligence or willful misconduct of only Sublandlord or its Indemnitees or, Sublandlord's material default of the provisions of this Sublease beyond any

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applicable cure periods, Subtenant agrees that neither Sublandlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Subtenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, Security System or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Subtenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Sublandlord may be liable hereunder. Sublandlord and its authorized representatives shall not be liable for any interference with light or air.

          (c) Sublandlord agrees that, to the extent Subtenant suffers damages or incurs liabilities arising out of Sublandlord's role as an occupant of the Project, as opposed to Sublandlord's roles as Sublandlord hereunder or as tenant under the Master Lease, the waiver of liability granted under the first sentence of Section 10(b) above shall not apply. Further, Subtenant and Sublandlord agree that neither party shall be liable for any indirect, consequential, incidental or special damages suffered or incurred by the other party or such party's lenders, partners, members, property management company, agents, directors, officers, employees, representatives, contractors, successors and assigns, provided however, that nothing in this sentence shall be construed to limit the remedies and damages that are otherwise available to Sublandlord pursuant to Sections 13.2(a) or 13.2(b) of this Sublease. The provisions of this Subparagraph 10(c) shall supercede any conflicting provisions of this Sublease.

11.  Property Taxes

     11.1. Payment of Taxes. Sublandlord shall pay the "real property taxes" described in Article IX of the Master Lease, as well as any other taxes for which Sublandlord is responsible pursuant to Master Lease Section 9.01, and any such amounts shall be included in the calculation of Operating Expenses or Master Lease Expenses under Paragraph 3.2.

     11.2. Additional Improvements. Notwithstanding Paragraph 11.1 hereof, Subtenant shall, however, pay to Sublandlord the entirety of any increase in real property taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Subtenant or at Subtenant's request.

     11.3. Personal Property Taxes. Subtenant shall pay prior to delinquency all taxes assessed against and levied upon Subtenant Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Subtenant contained in the Premises. When possible, Subtenant shall cause its Subtenant Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of the Project. If any of Subtenant's said property shall be assessed with the real property of the Project, Subtenant shall pay Sublandlord the taxes attributable to Subtenant's property within 10 days after receipt of a written statement setting forth the taxes applicable to Subtenant's property.

12.  Assignment and Subletting. Except as expressly permitted in Paragraph
12.10 below, Subtenant shall not, either voluntarily or involuntarily or by operation of law, assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Sublease or in the Premises or permit the Premises to be occupied by anyone other than Subtenant or Subtenant's employees without (i) obtaining the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed, subject to the provisions of this Paragraph 12, and (ii) full compliance with all applicable Master Lease restrictions. In the event of any such attempted assignment, subletting, mortgage or other encumbrance without such consent or without compliance with all applicable Master Lease restrictions, Sublandlord may, at its option, void such attempted assignment, subletting, mortgage or other encumbrance.

     12.1. Generally. No assignment, subletting, mortgage or other encumbrance of Subtenant's interest in this Sublease shall relieve Subtenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Subtenant hereunder. In this connection, any such assignment, sublease or encumbrance shall expressly


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provide that it is subject to the terms and provisions of this Sublease.
Moreover, any subletting by Subtenant of any portion of the Premises shall be at a market rental rate and upon market terms and, if Sublandlord so requests, shall require that the assignee or sublessee remit directly to Sublandlord, on a monthly basis, all rent due to Subtenant by said assignee or sublessee. For this purpose, "market" shall mean a rental rate and terms comparable to the rental rate and terms then being offered by other landlords leasing comparable space in comparable commercial office buildings that are located within a three (3) mile radius of the Premises. The acceptance of rent by Sublandlord from any other person shall not be deemed to be a waiver by Sublandlord of any provision of this Sublease or to be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance. If Subtenant is a corporation which is not required under the Securities Exchange Act of 1934 to file periodic informational reports with the Securities and Exchange Commission, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate of fifty percent (50%) shall be deemed an assignment within the meaning of this Paragraph 12.

     12.2. Notice. If Subtenant desires at any time to assign this Sublease or to sublet the Premises or any portion thereof for the Term, it shall first notify Sublandlord of its desire to do so at least thirty (30) days but not more than ninety (90) days prior to the date Subtenant desires the assignment or sublease to be effective. At that time, Subtenant shall submit in writing to Sublandlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises together with a detailed description of the proposed subtenant's or assignee's business experience and duration of the current enterprise; (iii) whether the number of square feet in the Rentable Area of the Premises per person which are proposed by the subtenant or assignee to occupy the Premises would be less than one hundred and seventy-five (175) square feet and in compliance with fire and safety regulations; (iv) the terms and provisions of the proposed sublease or assignments and the proposed effective date thereof; and (v) such financial information as Sublandlord may request concerning the proposed subtenant or assignee (which information shall be requested within fifteen (15) days following receipt of Subtenant's notice). The submission pursuant to clause (iv) shall include a copy of any agreement, escrow instructions or other document which contains or memorializes the terms and provisions of the transaction for which Sublandlord's consent is required. Similarly, if Subtenant desires to mortgage or encumber its interest in this Sublease, Subtenant shall first supply to Sublandlord in writing such information as to such transaction as may be requested by Sublandlord.

     12.3. Sublandlord's Election; Recapture. At any time within thirty (30) days after Sublandlord's receipt of the last of the information specified in Paragraph 12.2, above, Sublandlord may by written notice to Subtenant elect (i) to disapprove of such assignment or sublease; or (ii) to approve Subtenant's sublease or assignment of the portion of the Premises so proposed to be subleased or assigned by Subtenant, as the case may be; or (iii) in the event of a proposed subletting, collectively with all other subleases of Subtenant then in effect, of more than sixty percent (60%) of the Premises, to terminate this Sublease as to the portion (including all) of the Premises so proposed to be subleased or assigned and recapture such space effective as of the date specified as the proposed commencement date in Subtenant's notice with a proportionate abatement in the Rent payable hereunder, provided, however, that Sublandlord must provide Subtenant with written notice of its intent to recapture hereunder within ten (10) days of written notice from Subtenant indicating its desire to sublet, assign or transfer such portion of the Premises, otherwise Sublandlord's right to recapture for such particular transfer shall be deemed waived. Subtenant shall, at Subtenant's own cost and expense, discharge in full any commissions which may be due and owing as the result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Sublandlord to the proposed subtenant or assignee or any other tenant. If Sublandlord does not disapprove the proposed subletting or assignment in writing and does not exercise any option set forth in this Paragraph 12.3 within said thirty (30) day period, Subtenant may within ninety (90) days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Subtenant to Sublandlord pursuant to Paragraph 12.2 above. It is provided, however, that any material change in such terms shall be subject to Sublandlord's consent and rights of termination and recapture as provided in this Paragraph.

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     12.4. Sublandlord's Discretion; Factors. Sublandlord shall have the right to approve or disapprove any proposed assignee or subtenant. In exercising such right of approval or disapproval, Sublandlord shall be entitled to take into account any fact or factor which Sublandlord reasonably deems relevant to such decision, including but not limited to the following, all of which are agreed by Subtenant to be reasonable factors for Sublandlord's consideration:

          (a) The financial strength of the proposed assignee or subtenant, including, but not limited to, the adequacy of its working capital to pay all expenses anticipated in connection with any proposed remodeling of the Premises. Sublandlord may also consider the business experience of the proposed subtenant or assignee and the longevity of the current enterprise.

          (b) The proposed use of the Premises by such proposed assignee or subtenant and the compatibility of such proposed use within the quality and nature of the other uses in the Building. The foregoing may include an analysis by Sublandlord of the number and persons per square foot (as described above) proposed by the subtenant or assignee to occupy the Premises, it being understood and agreed that Sublandlord may disapprove a subtenant or assignee which represents an unreasonable increase in population levels.

          (c) Any violation which the proposed use by such proposed assignee or subtenant would cause any other rights granted by Sublandlord to other tenants of the building.

          (d) Any adverse impact, including a greater intensity of use of the parking, building mechanical, electrical or plumbing facilities or any other services or facilities of the building, which may result from the occupancy of the Premises by the proposed subtenant or assignee.

          (e) Whether there exists any default by Subtenant pursuant to this Sublease or any non-payment or non-performance by Subtenant under this Sublease which, with the passage of time and/or the giving of notice, would constitute a default under this Sublease.

          (f) The business reputation, character, history and nature of the business of the proposed assignee or subtenant objections to which shall be provided by Sublandlord in writing.

          (g) Whether the proposed assignee or subtenant is an existing tenant of the building, it being understood and agreed that Sublandlord will disapprove a subletting or assignment to such an existing tenant if Sublandlord can reasonably provide such tenant's additional space requirements.

          (h) Whether the proposed assignee or subtenant is a person with whom Sublandlord is actively negotiating for space in the Project or with whom Sublandlord has negotiated during the six (6) month period ending with the date Sublandlord receives notice of such proposed assignment or subletting, it being understood and agreed that Sublandlord may disapprove a subletting or assignment to such potential direct tenant so long as Sublandlord was (at the time of Sublandlord's negotiations) and remains able to accommodate the space needs of such proposed assignee or subtenant.

          (i) Whether the proposed assignee or subtenant is a governmental entity or agency, it being understood and agreed that Sublandlord may disapprove the proposed subletting or assignment as being inconsistent with the character of the building, particularly if such proposed assignee or subtenant intends to have its premises open to members of the public.

          (j) Any possibility that such assignment or subletting could trigger the Master Landlord's rights of recapture under Paragraph 11.06 of the Master Lease, except assignment or subletting specifically excluded from recapture pursuant to Master Landlord's consent or separate agreement between Master Landlord and Subtenant.

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          (k) Whether the proposed sublease is for less than an entire floor of a Building or includes a portion of the Premises that is less than an entire floor of a Building, it being understood and agreed that Sublandlord's disapproval of such a subletting shall be deemed to be reasonable if Subtenant does not agree to pay all costs and expenses associated with demising and restoring such space.

     Moreover, Sublandlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Subtenant by this Sublease and each and every right, remedy or benefit afforded Sublandlord by this Sublease is not impaired or diminished by such assignment or subletting. Sublandlord and Subtenant acknowledge that the express standards and provisions set forth in this Sublease dealing with assignment and subletting, including those set forth in this Paragraph 12.4, have been freely negotiated and are reasonable at the date hereof taking into account Subtenant's proposed use of the Premises and the nature and quality of the building. No withholding of consent by Sublandlord for any reason deemed sufficient by Sublandlord shall give rise to any claim by Subtenant or any proposed assignee or subtenant or entitle Subtenant to terminate this Sublease, to recover contract damages or to any abatement of rent. In this connection, Subtenant hereby expressly waives its rights under California Civil Code Section 1995.310 with respect to the enumerated discretion factors. Moreover, approval of any assignment of Subtenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Subtenant hereunder.

     12.5. Bonus Rent. As a condition to Sublandlord's consent to an assignment or subletting, Sublandlord shall be entitled to receive, in the case of a subletting, one hundred percent (100%) of all rent (however denominated and paid) payable by the subtenant to Subtenant less reasonable leasing commissions in excess of that payable by Subtenant to Sublandlord pursuant to the other provisions of this Sublease and, in the case of an assignment, one hundred percent (100%) of all consideration given, directly or indirectly, by the assignee to Subtenant, in connection with such assignment; provided, however, that in making such calculation in the case of a subletting of less than the entire Premises, rent payable by Subtenant to Sublandlord pursuant to the other provisions of this Sublease shall be adjusted downward, pro-rata, to apply only to the portion of the Premises being sublet. For the purposes of this Paragraph 12.5, the term "rent" shall mean all consideration paid or given, directly or indirectly, for the use of the Premises or any portion thereof. The term "consideration" shall mean and include money, services, property or any other thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates, free or abated rent, bonuses, and similar inducements. The terms "sublet" and "sublease" and their variants shall include a sublease as to which Subtenant is sublessor and any sub-sublease or other sub-subtenancy, irrespective of the number of tenancies and tenancy levels between the ultimate occupant and Sublandlord, as to which Subtenant receives any consideration, as defined in this Paragraph, and Subtenant shall require on any sublease which it executes that Subtenant receive the entire profit from all sub-subtenancies, irrespective of the number of levels thereof. Any rent or other consideration which is to be passed through to Sublandlord by Subtenant pursuant to this Paragraph shall be paid to Sublandlord promptly upon receipt by Subtenant and shall be paid in cash, irrespective of the form in which received by Subtenant from any subtenant or assignee. In the event that any rent or other consideration received by Subtenant from a subtenant or assignee is in a form other than cash, Subtenant shall pay to Sublandlord in cash the fair value of such consideration.

     12.6. Options Personal. All Options (as defined in Paragraph 38 below) to extend, renew or expand and all reserved, reduced cost or free parking rights, in each case if any, contained in this Sublease are personal to Subtenant (and/or Subtenant's Affiliates as defined in Paragraph 12.10 below). Consent by Sublandlord to any assignment or subletting shall not include consent to the assignment or transfer of any such rights or options with respect to the Premises. All such options, rights, privileges and extra services shall terminate upon such subletting or assignment unless Sublandlord specifically grants the same in writing to such assignee or subtenant.

     12.7. Encumbrances. Sublandlord has advised Subtenant that Sublandlord's normal policy is not to allow any encumbrance or hypothecation of the subtenant's interest pursuant to subleases of space in the Building(s) in which the Premises are located. Subtenant understands and acknowledges that, should Subtenant propose to encumber or

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hypothecate its interest in this Sublease, Sublandlord may refuse to consent thereto for any reason deemed sufficient by Sublandlord, and may condition such consent upon such conditions as Sublandlord, in its sole judgment, deems reasonable. In no event may Subtenant encumber or hypothecate its interest in this Sublease until and unless Subtenant shall first have received the written consent of Sublandlord. In the event that Sublandlord consents to any proposed encumbrance or hypothecation by Subtenant, the person or entity receiving a lien upon or security interest in Subtenant's interest in this Sublease shall not be entitled to transfer such interest except in compliance with the provisions of this Paragraph 12.

     12.8. Merger; Attornment. The voluntary or other surrender of this Sublease by Subtenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Sublandlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Sublandlord of such subleases or subtenancies. Any sub-sublease of the Premises shall be subject and subordinate to the provisions of this Sublease, shall not extend beyond the term of this Sublease, and shall provide that the sub-sublessee shall attorn to Sublandlord, at Sublandlord's sole option, in the event of the termination of this Sublease.

     12.9. Sublandlord's Costs. Subtenant shall reimburse Sublandlord, on demand, for all costs and expenses incurred by Sublandlord in connection with any proposed assignment or subleasing by Subtenant, including reasonable attorneys' fees. Subtenant shall also pay to Sublandlord, its administrative fee, as established by Sublandlord from time to time, in connection with Sublandlord's review and consideration of any such request for Sublandlord's consent.

     12.10. Affiliates. Notwithstanding anything to the contrary contained in this Paragraph 12, but subject to all Master Lease restrictions and requirements including Master Landlord's consent, Subtenant may assign this Sublease, without receipt of Sublandlord's consent, to an "Affiliate" of Subtenant. "Affiliate"shall be defined to be any entity which controls, is controlled by, or is under common control with Subtenant or which acquires all or substantially all of Subtenant's stock or assets or which results from the merger or consolidation of Subtenant with another entity, so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Sublease and provided that the purported assignee is not a "competitor" of Sublandlord. In connection with any assignment of the type described in this Paragraph 12.10:

     (a) The assignee shall, within ten (10) days after receipt of written request from Sublandlord, execute and deliver to Sublandlord a written assignment of the obligations of Subtenant pursuant to this Sublease accruing from and after the effective date of the assignment and in form and substance reasonably satisfactory to Sublandlord.

     (b) No such assignment shall release Subtenant from any of the obligations of the subtenant hereunder, whether accruing prior to or subsequent to the effective date of such transaction.

     (c) No such assignment shall be accompanied by a change in use from that permitted pursuant to Paragraph 5 of this Sublease.

     (d) Within ten (10) days after the effective date of such assignment, Subtenant shall notify Sublandlord in writing of such occurrence, the effective date thereof, the name of the assignee, any addition or change in the addresses for notice pursuant to this Sublease and the facts which bring such transaction within the scope of this Paragraph 12.10.

     Subtenant agrees to reimburse Sublandlord for Sublandlord's reasonable costs and attorneys' fees incurred in connection with the review, processing and documentation of any such transaction. For purposes of the foregoing definition of Affiliate, an entity is a "competitor" of Sublandlord if the entity owns, operates, maintains, or controls participates significantly (in the reasonable opinion of Sublandlord) in the ownership, management, control, operation, or profits of any business substantially similar to the business of Sublandlord. For purposes of the foregoing definitions of "Affiliate" and "competitor", "control" means the direct or indirect ownership of more than fifty percent (50%) of the

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voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs.

13.  Default; Breach; Remedies.

     13.1. Default; Breach. A "Default" is defined as a failure by the Subtenant to comply with or perform any of the terms, covenants, conditions or rules and regulations under this Sublease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Subtenant to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 9 of this Sublease or
Article VII of the Master Lease is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Subtenant to make any payment of Rent (including Abatement Reimbursement Rent) or any Security Deposit required to be made by Subtenant hereunder, whether to Sublandlord or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Sublease which endangers or threatens life or property, where such failure continues for a period of five (5) business days following written notice to Subtenant.

          (c) The failure by Subtenant to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the rescission of an unauthorized assignment or subletting, (iii) an Estoppel Certificate, (iv) a requested subordination, (v) evidence concerning any guaranty (if any is provided herein), (vii) any document requested under Paragraph 7.11 (utility additions) and/or Paragraph 41 (easements), or (viii) any other documentation or information which Sublandlord may reasonably require of Subtenant under the terms of this Sublease, where any such failure continues for a period of 10 days following written notice to Subtenant.

          (d) A Default by Subtenant as to the terms, covenants, conditions or provisions of this Sublease, or of the rules and regulations adopted under Paragraph 1.5 hereof, other than those described in subparagraphs 13.1 (a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Subtenant's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Subtenant commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "Debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Subtenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Subtenant's assets located at the Premises or of Subtenant's interest in this Sublease, where possession is not restored to Subtenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Subtenant's assets located at the Premises or of Subtenant's interest in this Sublease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Subtenant or of any guarantor given to Sublandlord was materially false.

          (g) If the performance of Subtenant's obligations under this Sublease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Sublease other than in accordance with

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the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory basis, and Subtenant's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Subtenant, equals or exceeds the combined financial resources of Subtenant and the guarantors that existed at the time of execution of this Sublease.

     13.2. Remedies. If Subtenant fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Sublandlord may, at its option, perform such duty or obligation on Subtenant's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Sublandlord shall be due and payable by Subtenant upon receipt of invoice therefor. If any check given to Sublandlord by Subtenant shall not be honored by the bank upon which it is drawn, Sublandlord, at its option, may require all future payments to be made by Subtenant to be by cashier's check. In the event of a Breach, Sublandlord may, with or without further notice or demand, and without limiting Sublandlord in the exercise of any right or remedy which Sublandlord may have by reason of such Breach:

          (a) Terminate Subtenant's right to possession of the Premises by any lawful means, in which case this Sublease shall terminate and Subtenant shall immediately surrender possession to Sublandlord. In such event Sublandlord shall be entitled to recover from Subtenant: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Subtenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Subtenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Sublandlord for all the detriment proximately caused by the Subtenant's failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Sublandlord in connection with this Sublease applicable to the unexpired term of this Sublease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Sublandlord to mitigate damages caused by Subtenant's Breach of this Sublease shall not waive Sublandlord's right to recover damages under Paragraph 12. If termination of this Sublease is obtained through the provisional remedy of unlawful detainer, Sublandlord shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Sublandlord may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Subtenant under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Subtenant to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Sublease entitling Sublandlord to the remedies provided for in this Sublease and/or by said statute.

          (b) Continue the Sublease and Subtenant's right to possession and recover the Rent as it becomes due, in which event Subtenant may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Sublandlord's interests, shall not constitute a termination of the Subtenant's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Sublease and/or the termination of Subtenant's right to possession shall not relieve Subtenant from liability under any indemnity provisions of this Sublease as to matters occurring or accruing during the term hereof or by reason of Subtenant's occupancy of the Premises.

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     13.3. Inducement Recapture. Any agreement for free or abated rent or other charges (to the extent not repaid by Subtentant to Sublandlord), or for the giving or paying by Sublandlord to or for Subtenant of any cash or other bonus, inducement or consideration for Subtenant's entering into this Sublease, all of which concessions are hereinafter referred to as "Inducement Provisions", shall be deemed conditioned upon Subtenant's full and faithful performance of all of the terms, covenants and conditions of this Sublease. Upon Breach of this Sublease by Subtenant which results in the termination of this Sublease, any such Inducement Provision shall automatically be deemed deleted from this Sublease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Sublandlord under such an Inducement Provision less any Abatement Reimbursement Rent paid pursuant to Paragraph 3.3 shall be immediately due and payable by Subtenant to Sublandlord. The acceptance by Sublandlord of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Sublandlord of the provisions of this paragraph with respect to any future Breach unless specifically so stated in writing by Sublandlord at the time of such acceptance.

     13.4. Breach by Sublandlord.

          (a) Notice of Breach. Sublandlord shall not be deemed in breach of this Sublease unless Sublandlord fails within a reasonable time to perform an obligation required to be performed by Sublandlord. For purposes of this Paragraph, a reasonable time shall in no event be more than 30 days after receipt by Sublandlord, and any Lender whose name and address shall have been furnished Subtenant in writing for such purpose, of written notice specifying wherein such obligation of Sublandlord has not been performed; provided, however, that if the nature of Sublandlord's obligation is such that more than 30 days are reasonably required for its performance, then Sublandlord shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion. Notwithstanding the foregoing, in the event of an emergency (as reasonably determined by Subtenant's director of facilities) and where Sublandlord has not commenced repairs within a reasonable time, then Subtenant shall have the right to call the service provider designated by Sublandlord. Sublandlord shall provide a list of such designated service providers to Subtenant in advance of the Sublease Commencement Date.

          (b) Performance by Subtenant on Behalf of Sublandlord. In the event that neither Sublandlord nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Subtenant may elect to cure said breach at Subtenant's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Subtenant's right to reimbursement from Sublandlord. Subtenant shall document the cost of said cure and supply said documentation to Sublandlord.

14. Damage or Destruction; Condemnation. Notwithstanding anything in this Sublease to the contrary, in the event of a fire or other casualty affecting the Project or the Premises, or of a taking of all or a part of the Project or Premises under the power of eminent domain, Sublandlord shall not be required to obtain the consent of Subtenant in order to exercise any right which may have the effect of terminating the Master Lease. In the event Sublandlord is entitled, under the Master Lease, to a rent abatement as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Subtenant shall be entitled to Subtenant's Abatement Share (defined below) of such rent abatement unless the effect on the Premises of such fire or other casualty or such taking shall be substantially disproportionate to the amount of the abatement, in which event the parties shall equitably adjust the abatement as between themselves, based on the relative impact of the fire or other casualty, or the taking, as the case may be. "Subtenant's Abatement Share" is defined, for purposes of this Sublease, as the percentage determined by dividing the portion of the square footage in the Rentable Area of the Premises with respect to which possession has been tendered to Subtenant by the total Rentable Area of the Buildings under the Master Lease (as defined in the Commencement Date letters thereof). If the Master Lease imposes on Sublandlord the obligation to repair or restore leasehold improvements or alterations, Subtenant shall be responsible for repair or restoration of leasehold improvements or alterations made by Subtenant. Subtenant shall make any insurance proceeds resulting from the loss which Sublandlord is obligated to repair

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or restore available to Sublandlord and shall permit Sublandlord to enter the
Premises to perform the same, subject to such conditions as Subtenant may reasonably impose.

15. Brokerage Fees. Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease other than Cushman and Wakefield ("CW") as broker for Sublandlord and CB Richard Ellis ("CB") as broker for Subtenant. Sublandlord shall pay CW a commission pursuant to a separate written Exclusive Listing Agreement dated March 22, 2001, which commission is to be shared with CB pursuant to an agreement between CW and CB, a copy of such agreement is attached hereto as Exhibit N. No other commissions shall be payable in connection with this transaction. Each party covenants to hold harmless and indemnify the other party from and against any and all costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Sublease or the negotiation thereof on behalf of such indemnifying party.

16. Estoppel Certificates.

          (a) Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form substantially similar to the form of estoppel certificate attached hereto as Exhibit H and incorporated herein by this reference ("Estoppel Certificate"), plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

       (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten (10) day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Sublease is in full force and effect without modification except as may be represented in good faith, using reasonable business judgment, by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Sublandlord is the Requesting Party, not more than one (1) month's rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Sublandlord acquires an ownership interest in the Premises and desires to finance, refinance, or sell the Premises, or any part thereof, or if Sublandlord desires to assign, pledge, or hypothecate Sublandlord's leasehold interest pursuant to the Master Lease, then in the event that Subtenant is no longer a publicly traded company, Subtenant shall deliver to any potential lender, purchaser, recipient of such pledge or hypothecation, or assigneedesignated by Sublandlord such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Subtenant's financial statements for the past three (3) years. All such financial statements shall be received by Sublandlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Sublandlord. The term "Sublandlord" as used herein shall mean the holder at the time in question of Lessee's (as defined in the Master Lease) interest in the Master Lease. In the event of a transfer of Sublandlord's title or interest in the Master Lease, Sublandlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Sublandlord. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Sublandlord shall be relieved of all liability with respect to the obligations and/or covenants under this Sublease thereafter to be performed by the Sublandlord. Subject to the foregoing, the obligations and/or covenants in this Sublease to be performed by the Sublandlord shall be binding only upon the Sublandlord as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Sublandlord under this Sublease, and all subsequent holders of the Sublandlord's interest in this Sublease shall remain liable and responsible with regard to the potential duties and liabilities of Sublandlord pertaining to Hazardous Materials as outlined in Paragraph 5.2 above.

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18. Severability. The invalidity of any provision of this Sublease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Sublease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above and only if Sublandlord acquires an ownership interest in the Premises, the obligations of Sublandlord under this Sublease shall not constitute personal obligations of Sublandlord, or its employees, directors, officers, shareholders, or its sucessors and assigns or their respective heirs, and Subtenant shall look to Sublandlord's interest in the Premises, and to no other assets of Sublandlord, for the satisfaction of any liability of Sublandlord with respect to this Sublease, and shall not seek recourse against the individual employees, directors, officers, shareholders, successors and assigns of Sublandlord, or any of their personal assets or those of their heirs for such satisfaction. In the event that Sublandlord has only a leasehold interest in the Premises, the obligations of Sublandlord under this Sublease shall not constitute personal obligations of Sublandlord's employees, directors, officers, shareholders, or Sublandlord's sucessors and assigns or their respective heirs, and Subtenant shall look to Sublandlord for the satisfaction of any liability of Sublandlord with respect to this Sublease, and shall not seek recourse against the individual employees, directors, officers, shareholders, successors and assigns of Sublandlord, or any of their personal assets or those of their heirs for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Sublease.

22. No Prior or Other Agreements. This Sublease is a complete integration and contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23. Notices.

     23.1. Notice Requirements. Except as otherwise provided herein, all notices required or permitted by this Sublease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail or other nationally-recognized overnight courier, with postage prepaid and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted in the Basic Sublease Information above shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice. A copy of all notices to Sublandlord shall be concurrently transmitted to such party or parties at such addresses as Sublandlord may from time to time hereafter designate in writing.

     23.2. Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. If notice is received after 5:00 p.m. Pacific Time on a business day or on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

     23.3 Notices from Master Landlord.

     Each party shall provide to the other party a copy of any notice or demand received from or delivered to Master Landlord as soon as practicable thereafter, but preferably within seventy-two (72) hours of receiving, and concurrently upon delivering, such notice or demand. Notwithstanding the foregoing, Sublandlord shall only be required to provide

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copies of any notices or demand affecting the Premises or those affecting the interests of all subtenants in the Project.

24. Waivers. No term, covenant or condition hereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of a breach of any term, covenant or condition hereof shall not be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent breach of the same or of any other term, covenant or condition hereof. Sublandlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Sublandlord's consent to, or approval of, any subsequent or similar act by Subtenant, or be construed as the basis of an estoppel to enforce the provision or provisions of this Sublease requiring such consent. The acceptance of Rent by Sublandlord shall not be a waiver of any Default or Breach by Subtenant. Any payment by Subtenant may be accepted by Sublandlord on account of moneys or damages due Sublandlord, notwithstanding any qualifying statements or conditions made by Subtenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Sublandlord at or before the time of deposit of such payment.

25. No Right To Holdover. Subtenant has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Sublease. In the event that Subtenant holds over, then the Base Rent shall be increased to one hundred and fifty percent (150%) of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Sublandlord to any holding over by Subtenant.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Covenants and Conditions; Construction of Agreement. All provisions of this Sublease to be observed or performed by Subtenant are both covenants and conditions. In construing this Sublease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Sublease. Whenever required by the context, the singular shall include the plural and vice versa. This Sublease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

28. Binding Effect; Choice of Law. This Sublease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State of California. Any litigation between the Parties hereto concerning this Sublease shall be initiated in the county in which the Premises are located.

29. Subordination; Attornment; Non-Disturbance.

     29.1. Subordination. This Sublease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Project or any portion thereof, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Subtenant agrees that the holders of any such Security Devices (in this Sublease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Sublandlord under this Sublease. Any Lender may elect to have this Sublease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Subtenant, whereupon this Sublease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     29.2. Attornment. In the event that Sublandlord transfers its leasehold interest in the Premises, or such interest is acquired by another upon the foreclosure or termination of a Security Device to which this Sublease is subordinated (i) Subtenant shall attorn to such transferee, and upon request, enter into a new lease, containing all of the terms and provisions of this Sublease, with such new owner for the remainder of the term hereof, or, at the election of such transferee, this Sublease shall automatically become a new sublease between Subtenant and such transferee, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Sublandlord shall thereafter be relieved

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of any further obligations hereunder and such transferee shall assume all of
Sublandlord's obligations hereunder, except that such transferee shall not: (a) be liable for any act or omission of any prior Sublandlord or with respect to events occurring prior to transfer; (b) be subject to any offsets or defenses which Subtenant might have against any prior Sublandlord, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior Sublandlord.

     29.3. Self-Executing. The agreements contained in this Paragraph 29 shall be effective without the execution of any further documents; provided, however, that, upon written request from Sublandlord or a Lender in connection with a sale, financing or refinancing of the Premises, Subtenant and Sublandlord shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

     29.4 Nondisturbance Agreement.

          (a) Upon the execution of this Sublease, Sublandlord shall use diligent efforts to obtain an agreement ("SNDA") reasonably satisfactory to Subtenant in recordable form, whereby any existing lenders shall agree that notwithstanding any foreclosure under a Security Device and subsequent or previous termination of the Master Lease, Subtenant, upon paying the rents and fulfilling the other obligations required of Subtenant under this Sublease, shall not be disturbed in its occupation of the Sublease Premises, and such Lenders shall continue to recognize Subtenant's tenancy pursuant to the terms and conditions of this Sublease, subject to and in accordance with the provisions of the Recognition Agreement referenced in Section 30.1 below, and subject to customary terms and conditions contained in such subordination, non-disturbance and attornment agreements. Notwithstanding the fact that this Sublease shall become binding upon Sublandlord and Subtenant when fully executed by them, the parties acknowledge and agree that this Sublease is expressly conditioned upon obtaining an SNDA as described above. If such SNDA is not so obtained within thirty (30) days following the Effective Date of this Sublease, then either party may terminate this Sublease upon written notice to the other party, and in such event, Sublandlord shall promptly return to Subtenant any prepaid Rent and Security Deposit (less any amounts to which Sublandlord is entitled under this Sublease) paid or delivered by Subtenant to Sublandlord pursuant to this Sublease, and neither party shall have any liability to the other party thereafter accruing.

          (b) Upon any subsequent financing or refinancing of the Project (so that a new Security Device is hereafter placed upon or against all or any portion of the Project), Sublandlord shall use diligent efforts to obtain an SNDA with respect to such new Security Device, substantially in accordance with the provisions of Section 29.4(a). The subordination provisions of Section 29.1 shall not be binding or enforceable with respect to such new Security Device unless and until such SNDA is obtained for the protection of Sublandlord and Subtenant.

30. Master Lease Provisions

     30.1. Sublease Subordinate. This Sublease and all the rights of parties hereunder are subject and subordinate to the Master Lease. In the event the Master Lease is terminated for any reason, then, on the date of such termination, this Sublease automatically shall terminate and be of no further force or effect, and the parties hereto shall be relieved of any liability thereafter accruing, except for liabilities of that parties that by the terms of this Sublease shall survive expiration or earlier termination. Each party agrees that it will not, by its act or omission to act, cause a default under the Master Lease which would lead to the termination of the Master Lease by Master Landlord. In furtherance of the foregoing, the parties hereby confirm, each to the other, that as time is of the essence it is not practical in this Sublease agreement to enumerate all of the rights and obligations of the various parties under the Master Lease and specifically to allocate those rights and obligations in this Sublease agreement. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Master Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublandlord against a default by Subtenant which might cause a default or event of default by Sublandlord under the Master Lease:

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          (a) Except as otherwise expressly provided herein, Sublandlord shall perform its covenants and obligations under the Master Lease which do not require for their performance possession of the Premises and which are not otherwise to be performed hereunder by Subtenant on behalf of Sublandlord. For example, Sublandlord shall at all times keep in full force and effect all insurance required of Sublandlord as tenant under the Master Lease.

          (b) Except as otherwise expressly provided herein, from and after the Sublease Commencement Date (or Commencement Date or Early Commencement or Fixturing Period access date as the case may be), Subtenant shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Master Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Premises. If practicable, and where given appropriate advance notice by Sublandlord, Subtenant shall perform affirmative covenants which are also covenants of Sublandlord under the Master Lease at least five (5) days prior to the date when Sublandlord's performance is required under the Master Lease. If Subtenant fails to comply with any of the obligations of the preceding sentence, and does not cure within the applicable cure period, then Sublandlord shall have the right to enter the Premises to cure any default by Subtenant under this Paragraph.

          In particular, and without limiting the foregoing, Subtenant shall fulfill, at Subtenant's sole cost and expense (including reimbursement of costs included as Operating Expenses), all obligations imposed on occupants of the Project in connection with the Moffett Park Transportation Demand Management Plan described in Section 5.07 of the Master Lease and made part of the Master Lease as Exhibit M, including any amendments or revisions thereto (the "Plan"). Subtenant acknowledges that the Plan applies to the occupants of the Project as a group rather than individually and Subtenant agrees to reasonably cooperate and coordinate efforts with Sublandlord and other Project occupants in order to effectively and efficiently carry out the Plan. Sublandlord agrees to coordinate Plan compliance efforts on behalf of the Project, either itself or through its designee, and Subtenant shall cooperate with same. For purposes of this Paragraph 30.1, Sublandlord or its designee shall have the have the right, in its sole reasonable discretion, to determine what constitutes "obligations imposed on occupants of the Project in connection with the Plan" as that phrase applies to Subtenant; provided, that, greater Plan requirements may not be imposed on Subtenant than on other Project occupants (including Sublandlord) under like circumstances, and provided that Subtenant shall be reasonably notified of obligations not included in the Master Lease or this Sublease.

          (c) Sublandlord hereby grants to Subtenant the right to receive all of the services with respect to the Premises which are to be provided by Master Landlord under the Master Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Master Landlord in the performance or observance by Master Landlord of any of its obligations under the Master Lease, nor shall such default by Master Landlord affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder except to the extent that such default by Master Landlord excuses performance by Sublandlord, under the Master Lease. In the event of Master Landlord's failure to perform its obligations under the Master Lease that inure to the benefit of Subtenant hereunder, Sublandlord shall, after written request from Subtenant, take such steps as Sublandlord determines to be commercially reasonable to secure Master Landlord's performance of such obligations, provided (i) Subtenant pays, on demand, all costs and expenses of Sublandlord associated therewith, (ii) Subtenant provides security reasonably satisfactory to Sublandlord to pay such costs and expenses and (iii) Subtenant is not in default under this Sublease.

     Subtenant acknowledges that it has been provided with a copy of the Master Lease and that it has reviewed and analyzed all of its provisions, including the Exhibits thereto, and that Subtenant is familiar with all of said provisions. Notwithstanding anything in this Sublease to the contrary, (i) obligations of either party under this Sublease shall not include acts for which Master Landlord is responsible under the Master Lease and (ii) Subtenant's rights under this Sublease shall not include any rights (vis a vis the Master Landlord) not granted to Sublandlord as "Lessee" under the Master Lease nor any rights that are in violation of the provisions of the Master Lease, except as specifically granted by Master Landlord. Subtenant agrees to promptly notify Sublandlord of any default of Master Landlord under the Master Lease of which Subtenant becomes aware.

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     If the termination of the Master Lease (and the resulting termination of this Sublease) occurs, Sublandlord shall have no liability therefor to Subtenant unless such termination results from Sublandlord's breach of the Master Lease or this Sublease. Sublandlord agrees to request from Master Landlord, at the time Sublandlord requests Master Landlord's consent to this Sublease (see Paragraph 30.5), Master Landlord's agreement ("Recognition Agreement"), on commercially reasonable terms and conditions, not to disturb Subtenant's occupancy of the Premises in the event of Sublandlord's default and a resulting termination of the Master Lease.

     Notwithstanding anything to the contrary in this Sublease, Sublandlord shall not be required to fulfill any obligation if unable to perform through no fault of Sublandlord. Subtenant agrees that it will not take or permit any action or fail to perform or observe any obligation, which causes an event of default under the Master Lease and/or causes the Master Lease to be terminated or forfeited, and Subtenant shall indemnify, defend, protect and hold harmless Sublandlord from and against any and all claims, demands, suits, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising by reason of any act or omission on the part of the indemnifying party which is in breach of this Paragraph.

     30.2. Cooperation With Subtenant. Sublandlord agrees to use commercially reasonable efforts to cooperate with Subtenant in (1) obtaining for Subtenant Master Landlord's consent to any action for which the Master Lease requires Master Landlord's consent, and (2) delivering any notice to Master Landlord as required by any provision of the Master Lease, including, without limitation, forwarding (as soon as practicable after Sublandlord's receipt) any request made by Subtenant to Master Landlord for consent or approval, and providing Master Landlord with all information required (or that Master Landlord may reasonably request) regarding any such request. The fact that Master Landlord has consented to an action of Subtenant shall not in any way limit or restrict any right of Sublandlord to withhold Sublandlord's consent to such action. Sublandlord shall have no liability to Subtenant by reason of Master Landlord's refusal to consent to any action of Subtenant.

     30.3. Sublandlord Representations. Sublandlord hereby represents and warrants that, at the time of Sublandlord's execution of this Sublease, (i) the document attached as Exhibit A to this Sublease is a complete copy of the Master Lease and that the Master Lease represents the entire agreement between Sublandlord and Master Landlord with respect to the lease of the Premises, (ii) the Master Lease is in full force and effect, and (ii) Sublandlord has not assigned, encumbered or otherwise transferred any interest in the Premises.

     30.4. Modification. Subject to Paragraph 30.7, Sublandlord shall neither amend nor modify the Master Lease in such a way that will materially adversely affect Subtenant's interest in this Sublease or increase Subtenant's obligations, costs, or expenses, without the prior written consent of Subtenant, which consent shall not be unreasonably withheld, conditioned or deferred.

     30.5. Consent To This Sublease. Subtenant acknowledges that, under the terms of the Master Lease, this Sublease requires the prior written consent of the Master Landlord, and that this Sublease shall not be effective until such written consent is given. In accordance with this Master Lease requirement, Subtenant shall have no right to use or occupy the Premises prior to such time as Master Landlord provides its consent to this Sublease. Sublandlord agrees to use reasonable efforts to obtain Master Landlord's consent and Subtenant agrees to provide any information regarding Subtenant which Master Landlord may reasonably request. This Sublease shall become binding upon Sublandlord and Subtenant only when fully executed by Sublandlord and Subtenant. Sublandlord and Subtenant acknowledge and agree that this Sublease is expressly conditioned upon obtaining the Master Landlord's consent following such full execution in the form substantially identical to Exhibit G attached hereto, or other form mutually agreeable to the parties in their sole discretion. If Master Landlord has not provided the Sublease Consent within forty-five (45) days after receipt of a signed Sublease from Subtenant, then both Sublandlord and Subtenant shall have the right, by written notice to the other party, to terminate this Sublease. For purposes of this Subparagraph 30.5, (i) Subtenant may require that Master Landlord agree to a Recognition Agreement and it shall be deemed reasonable of Subtenant to reject Master Landlord's consent to this Sublease if Master Landlord refuses such an agreement and (ii) Sublandlord and Subtenant may each require that Master Landlord expressly consent to the Option contained in this Sublease at Paragraph 39 and it shall be deemed reasonable of either Sublandlord or Subtenant to reject Master Landlord's consent to this Sublease if Master Landlord refuses such consent. The aforementioned 45-day time period shall not be extended by reason of Master Landlord's refusal to either condition of the previous sentence.

     30.6. Defined Terms. Terms used in this Sublease as defined terms and not otherwise defined herein shall have the same meanings as in the Master Lease.

     30.7. Multiple New Master Leases. Master Landlord has expressed to Sublandlord an interest in having the land underneath the Buildings divided into four or more legal parcels, with the result that each Building be located on a separate legal parcel. Sublandlord shall have the right, in its sole discretion, to agree to an amendment of the Master Lease , and Subtenant agrees to concurrently enter into a new sublease or subleases on substantially the same terms as this Sublease in which Subtenant agrees to accept reasonable property restrictions placed in connection with the reparcelization The procedure for entering into such new sublease agreements shall be as follows: Sublandlord shall give Sublessee notice of the amendment of the Master Lease, and, thereafter, Sublandlord and Sublessee shall use reasonable good faith efforts to agree upon, execute and deliver a new sublease agreement or agreements, which sublease agreement(s) shall be, cumulatively, substantially similar to this Sublease. Sublandlord shall be entitled to retain any benefit conferred on or granted to Sublandlord by virtue of the foregoing activities; Sublandlord and Subtenant shall each bear their own costs in connection with the same.

     30.8. Conflict. In the event of a conflict between the provisions of this Sublease and the provisions of the Master Lease, as between Sublandlord and Subtenant the provisions of this Sublease shall control.

31. Attorneys' Fees. If either Party brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublandlord shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Sublandlord's Access to Premises.

     32.1. Generally. Sublandlord and Sublandlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise upon reasonable notice by telephone or electronic mail to Subtenant's designated contact or substitute for the purpose of inspecting the Premises; showing the Premises to prospective purchasers, lenders, or prospective tenants and realtors (prospective tenants and realtors during the last year of the Sublease term or any extensions thereto); making such alterations, repairs, improvements or additions to the Premises as Sublandlord may deem necessary or desirable or that Subtenant fails to perform; to access security and HVAC controls and network connections for HVAC and security, as well as fiber ties that may be located in IDC rooms on the Premises; and such other purposes as Sublandlord may deem necessary or desirable, including but not limited to proper functioning of Building climate control and Project security systems. Sublandlord may at any time place on the Premises any ordinary "For Sale" signs and Sublandlord may during the last 6 months of the term hereof place on the Premises any ordinary "For Lease" signs. Subtenant may at any time place on the Premises any ordinary "For Lease" sign. Notwithstanding any other provision of this Paragraph 32, Sublandlord may enter the Premises at any time to take possession due to any Breach of this Sublease.

     32.2. Subtenant's Waiver. Sublandlord may enter the Premises without the abatement of Rent and may take steps to accomplish the stated purposes. Subtenant waives any claims for damages caused by Sublandlord's entry, including damage claims for: (i) injuries; (ii) inconvenience to or interference with Subtenant's business; (iii) lost profits; (iv) loss of occupancy or quiet enjoyment of the Premises. During such entry Sublandlord shall accord reasonable care to Subtenant's property and comply with Subtenant's reasonable security measures which have been made known to Sublandlord.

     32.3. Method of Entry. For entry as permitted by this Paragraph 32, Sublandlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Premises. In an emergency situation, Sublandlord shall have the right to use any means that Sublandlord considers proper to open the doors in and to the Premises. Any such entry into the Premises by Sublandlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Premises or an actual or constructive eviction of Subtenant from any portion of the Premises.

33. Auctions. Subtenant shall not conduct, nor permit to be conducted, any auction upon the Premises without Sublandlord's prior written consent. Sublandlord shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except as provided in this Paragraph 34, Subtenant shall not place any sign upon the Project without Sublandlord's prior written consent. All signs must comply with all Applicable Requirements. Subtenant shall be permitted, at Subtenant's sole cost and expense, to install signage on the face of Project-standard monuments in the Project as well as directory signage in the lobby of each Building it occupies. In addition, Subtenant shall be allotted exterior building signage to the maximum size permitted by the City of Sunnyvale requirements for exterior building signage at the Project so long as such signage is no larger than that of Sublandlord, and Subtenant shall be permitted to place such exterior building signage on Building One so as to be visible from the freeway. Only Subtenant shall be allowed to put exterior building signage on Building One. Sublandlord shall approve exterior building signage which substantially complies with the Site Signage Plan (as it specifically applies to Building One), attached hereto as Exhibit O (the parties acknowledge that the Site Signage Plan attached hereto shall be submitted to the City of Sunnyvale by Ariba, Inc. In the event that such plan is not approved by the City of Sunnyvale, the parties shall cooperate with each other to submit a revised plan to the City of Sunnyvale consistent with the intent of this Paragraph 34. Subtenant shall not be entitled to use other Project signage areas without paying for such use at the rate applicable from time to time as set by Sublandlord. All signs are subject to Master Landlord's prior written consent as provided in the Master Lease and all other applicable restrictions and requirements contained therein.

35. Termination; Merger. Unless specifically stated otherwise in writing by Sublandlord, the voluntary or other surrender of this Sublease by Subtenant, the mutual termination or cancellation hereof, or a termination hereof by Sublandlord for Breach by Subtenant, shall automatically terminate any sub-sublease or lesser estate in the Premises; provided, however, that Sublandlord may elect to continue any one or all existing subtenancies. Sublandlord's failure within 10 days following Sublandlord's actual knowledge of any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Sublandlord's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Sublease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Sublandlord's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Subtenant for any Sublandlord consent, including but not limited to consents to an assignment, a subletting or the presence or use of any Hazardous Materials, shall be paid by Subtenant upon receipt of an invoice and supporting documentation therefor. Sublandlord's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Subtenant of this Sublease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Sublandlord at the time of such consent. The failure to specify herein any particular condition to Sublandlord's consent shall not preclude the imposition by Sublandlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. Quiet Possession. Subject to payment by Subtenant of the Rent and performance of all of the covenants, conditions and provisions on Subtenant's part to be observed and performed under this Sublease, Subtenant shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

38. Options. If Subtenant is granted an option, as defined below, then the following provisions shall apply.

     38.1. Definition. "Option" shall mean: (a) the right to extend the term of or renew this Sublease or to extend or renew any lease or sublease that Subtenant has on other property of Sublandlord (b) the right of first refusal or first offer to lease or sublease either the Premises or other property of Sublandlord; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Sublandlord.

     38.2. Options Personal To Original Subtenant. Any Option granted to Subtenant in this Sublease is personal to the original Subtenant, and cannot be assigned, except to an Affiliate as defined herein, or exercised by anyone other than Subtenant or said Affiliate and only while the original Subtenant or said Affiliate is in possession of the Premises (including properly approved subleasing or assignment pursuant to Paragraph 12) unless otherwise agreed to by Sublandlord in writing and, if requested by Sublandlord, with Subtenant certifying that Subtenant has no intention of assigning or subletting for a period of one (1) year.

     38.3. Multiple Options. In the event that Subtenant has any multiple Options to extend or renew this Sublease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     38.4. Master Lease Options. "Master Lease Option" shall mean: (a) the right to extend the term of or renew the Master Lease or to extend or renew any lease or sublease that Sublandlord has on other property of Master Landlord, (b) the right of first refusal or first offer to lease or sublease either the Premises or other property of Master Landlord; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Master Landlord. Subtenant shall have no right whatsoever in any Master Lease Option and Sublandlord shall have the sole and absolute discretion regarding its exercise of its Master Lease Options.

     38.5. Effect of Default on Options.

          (a) Subtenant shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Subtenant), (iii) during the time Subtenant is in Breach of this Sublease, or (iv) in the event that Subtenant has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Subtenant's inability to exercise an Option because of the provisions of Paragraph 38.5(a) above.

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Subtenant's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Subtenant fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Sublandlord to give notice thereof), (ii) Sublandlord gives to Subtenant 3 or more notices of separate Default during any 12 month period, whether or not the Defaults are cured, or (iii) Subtenant commits a Breach of this Sublease.

39. Option to Extend Term. Subject to Master Landlord's binding consent thereto and subparagraph (c) of this Paragraph 39, Sublandlord hereby grants to Subtenant the following Option to extend the term of this Sublease:

          (a) Subtenant shall have the Option to extend the term of this Sublease for an additional sixty-four (64) months and twenty-four (24) days starting immediately upon expiration of the Original Term ("Option Term"). The Option Term shall be under all of the covenants, terms and conditions of the Sublease, except that the following provisions will not be part of this Sublease for the Option Term: (i) the amount of Base Rent to be paid by Subtenant during the Option Term, which shall be established as set forth below, and (ii) the Option to extend provided for in this Paragraph. If Subtenant elects to exercise the Option, Subtenant shall give Sublandlord written notice of such election ("Option Notice") not more than two hundred ten (210) days nor less than one hundred eighty (180) days before the end of the Original Term, time being of the essence. No later than one (1) month prior to the commencement of the Option Term, the Security Deposit shall be increased to the minimum amount allowable during the Option Term as set forth in Paragraph 4.

          (b) If Subtenant exercises the Option, Base Rent for the Option Term shall be as follows:


--------------------------------------------------------------------------
        Period           $/month/SF        SF             $/month
--------------------------------------------------------------------------
  8/1/07 to 7/31/08         $4.61        263,823         $1,216,224
--------------------------------------------------------------------------
  8/1/08 to 7/31/09         $4.79        263,823         $1,263,712
--------------------------------------------------------------------------
  8/1/09 to 7/31/10         $4.99        263,823         $1,316,477
--------------------------------------------------------------------------
  8/1/10 to 7/31/11         $5.19        263,823         $1,369,241
--------------------------------------------------------------------------
  8/1/11 to 7/31/12         $5.39        263,823         $1,422,066
--------------------------------------------------------------------------
  8/1/12 to 12/24/12        $5.61        263,823         $1,480,047
--------------------------------------------------------------------------

          (c) Notwithstanding anything to the contrary in this Sublease, except with respect to Building One, in the event Subtenant exercises the Option, Sublandlord shall have the right to relocate Subtenant for the Option Term to other space comparable to the Premises in the Project (e.g. one floor above the other) (such relocated portion of the Premises shall with the Building One premises constitute the Premises for the purpose of this Sublease), and the parties shall enter into a new sublease (or lease, if applicable) or an amendment to this Sublease, whichever is deemed appropriate by Sublandlord, for the Option Term, on terms that are materially similar to the terms of this Sublease, as reasonably determined by Sublandlord. If Sublandlord decides to relocate Subtenant, Sublandlord shall:

                    (i) Give Subtenant notice within sixty (60) days of Sublandlord's receipt of the Option Notice;

                    (ii) Pay all reasonable costs associated with such relocation;

                    (iii) Provide Subtenant at Sublandlord's expense with tenant improvements at least equal in quality to those in the Premises; and

                    (iv) Move Subtenant's effects at Sublandlord's expense to the new space at a time and in a manner reasonably selected to reduce inconvenience to Subtenant.

The parties shall execute an amendment to this Sublease or a new sublease (or lease, if applicable) stating the relocation of the Premises and such other changed terms as are reasonably determined by Sublandlord to be necessary or appropriate.

40. Substitution of Other Premises. Sublandlord shall have the right to relocate Subtenant from any portion of the Premises not part of a Building fully-occupied by Subtenant (e.g. Building One after Subtenant has reached the Commencement Date on each of the four (4) floors therein) to other space in the Project comparable to such portion of the Premises (e.g. one floor above the other) (such substituted portion of the Premises shall with the remaining original premises constitute the Premises for the purpose of this Sublease), and the parties shall enter into a new sublease (or lease, if applicable) or an amendment to this Sublease, whichever is deemed appropriate by Sublandlord on terms that are materially similar to the terms of this Sublease, as reasonably determined by Sublandlord. If Sublandlord decides to relocate Subtenant, Sublandlord shall:

          (a) Give Subtenant prior notice;

          (b) Pay all reasonable costs associated with such relocation;

          (c) Provide Subtenant at Sublandlord's expense with tenant improvements at least equal in quality to those in the portion of the Premises from which Subtenant is relocated; and

          (d) Move Subtenant's effects at Sublandlord's expense to the new space at a time and in a manner that will inconvenience Subtenant as little as possible.

The parties shall execute an amendment to this Sublease stating the relocation of the portion of the Premises and such other changed terms as are reasonably determined by Sublandlord to be necessary or appropriate.

41. Reservations. Sublandlord reserves the right: (i) to grant, without the consent or joinder of Subtenant, such easements, rights and dedications that Sublandlord deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Subtenant. Subtenant agrees to sign any documents reasonably requested by Sublandlord to effectuate such rights.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

43. Authority. Each individual executing this Sublease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Sublease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

44. Amendments. This Sublease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Subtenant's obligations, costs, or expenses hereunder, Subtenant agrees to make such reasonable non-monetary modifications to this Sublease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

45. Exhibits. Attached hereto are the following Exhibits which constitute a part of this Sublease:

          (a) Exhibit A - Master Lease (exclusive of Exhibit I which shall be provided separately to the parties as described below in the note to Exhibit M)

          (b) Exhibit B - Premises

          (c) Exhibit C - Sublandlord's Rules and Regulations

          (d) Exhibit D - Commencement Date Memorandum

          (e) Exhibit E - Ravendale Lease

          (f) Exhibit F - Letter of Credit

          (g) Exhibit G - Consent to Sublease

          (h) Exhibit H - Estoppel Certificate

          (i) Exhibit I - Work Letter Agreement Agreement (including Attachment 1 (Conceptual Plan) and Attachment 2 (B1F1 Shell Work: Bldg 1 1st Floor Only Addendum 5 Revised April 13, 2001 and Supplemental Instruction N) thereto)

          (j) Exhibit J - Cafeteria Access Agreement

          (k) Exhibit K - Fitness Center Access Agreement

          (l) Exhibit L - Janitorial Services Description

          (m) Exhibit M - Additional Environmental Report and Materials (For convenience, Exhibit M shall be provided along with Exhibit I of the Master Lease in a separate "environmental" binder)

          (n) Exhibit N - Brokers' Letter

          (o) Exhibit O - Site Signage Plan

     IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease as of the day and year first above written.

                                          SUBLANDLORD:

                                          Ariba, Inc.,
                                          a Delaware corporation

                                          By:      /s/ Robert M. Calderoni
                                                   -----------------------------
                                                   Robert M Calderoni

                                          Its:     Chief Financial Officer
                                                   -----------------------------
                                          SUBTENANT:

                                          Interwoven , Inc.,
                                          a Delaware corporation

                                          By:      /s/ David M. Allen
                                                   -----------------------------
                                                   David M. Allen

                                          Its:     Chief Financial Officer
                                                   -----------------------------
47

                                BROKER EXECUTION

     By signing below, the indicated real estate broker or agent is not being made a party hereto but is signifying its agreement with the provisions hereof concerning brokerage.

SUBLANDLORD'S BROKER:                          ADDRESS:

Cushman & Wakefield of California, Inc.        2055 Gateway Place, Suite 550
                                               San Jose, California 95110
By:  /s/ Hernan Santos
     ---------------------------
         Hernan Santos

Its:   Director

SUBTENANT'S BROKER:                            ADDRESS:

CB Richard Ellis                               1195 W. Fremont Avenue
                                               Sunnyvale, California  94087
By:  /s/ Scott G. Mathisen
     ---------------------------
         Scott G. Mathisen

Its:  Senior Vice President

                                    EXHIBIT A
                                    ---------

                                  MASTER LEASE

     1. Phase I Environmental Site Assessment of the Property Located at 1111 Lockheed Martin Way Buildings 104 and 105, and Adjacent Land, Sunnyvale, California dated April 22, 1999 (Job No.
          04.0018178.001.001); prepared by McLaren/Hart, Inc. located at 1320 Harbor Bay Parkway, Suite 100, Alameda, California 94502

     2. Phase II Environmental Site Assessment Lockheed Martin Missiles and Space Facility Buildings 104 and 105, Mountain View, California dated October 4, 1999 (Job No. 99-108B); prepared by Iris Environmental located in Oakland, California

     The above mentioned items (Exhibit I to the Master Lease have been provided in a separate binder hereto titled "Ariba Plaza Exhibit I to the Master Lease and Exhibit M to the Sublease", otherwise Master Lease is provided in its entirety herein.

                               TECHNOLOGY CORNERS

                       TRIPLE NET MULTIPLE BUILDING LEASE

                                     Between

                             MOFFETT PARK DRIVE LLC
                     a California limited liability company
                                       as
                                     LESSOR

                                       and

                                   ARIBA, INC.
                             a Delaware corporation
                                       as
                                     LESSEE

                                       for

                                    PREMISES
                                       at
                            1111 Lockheed Martin Way
                           Sunnyvale, California 94089

                                    ARTICLE I
                                    ---------
                                     PARTIES
                                     -------

        Section 1.01. Parties. This Lease, dated for reference purposes, and
        ----------------------
effective as of March 15, 2000, is made by and between MOFFETT PARK DRIVE LLC, a California limited liability company, or assignee, ("Lessor") and ARIBA, INC., a Delaware corporation ("Lessee").

                                   ARTICLE II
                                   ----------
                                    PREMISES
                                    --------

        Section 2.01. Demise of Premises. Lessor hereby leases to Lessee and
        ---------------------------------
Lessee leases from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, Premises consisting of four free standing, four story office and research and development buildings (shown as Buildings "One," "Two," "Three," and "Four" on Exhibit "A" hereto) and one ancillary building to be used for such service and/or food purposes such as fitness spa, a day care, dry cleaners and cafeteria for the benefit of Lessee's employees as determined by Lessee but subject to Lessor's consent which shall not be unreasonably withheld and subject to Lessor determining that it can obtain all City permit and approval requirements pertaining to same ("Amenity Building") (collectively "Buildings") to be constructed by Lessor on real property situated in the City of Sunnyvale, County of Santa Clara, State of California and commonly known as 1111 Lockheed Martin Way, Sunnyvale, California (the "Property"). Each office and research and development Building will consist of approximately one hundred seventy five thousand (175,000) rentable square feet and the Amenity Building of approximately fifteen thousand (15,000) rentable square feet, as more particularly described and depicted herein in Exhibit "A" for a total of seven hundred fifteen thousand (715,000) rentable square feet. The actual rentable square footage of the Buildings (the "Rentable Area") will be determined and certified by Lessor's architect by a method described as "dripline," whereby the measurement encompasses the outermost perimeter of each constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, beginning from the top of the Building. The Buildings, including the Amenity Building, and appurtenances described herein, the Property, and all other improvements to be built on the Property including a parking structure are together designated as the "Project." Each Building for which the Delivery Date as provided in Section 3.01(b) (or any earlier deemed Delivery Date as provided in Section 4.01) has occurred, and those portions of the Project (other than the Buildings) as to which possession has been tendered to Lessee following substantial completion of all improvements to be constructed thereon by Lessor, shall collectively be referred to herein as the "Premises."

        Section 2.02. Outside Area. During the Lease Term, Lessee shall have the
        ---------------------------
right to use the Outside Area defined herein surrounding the Buildings. Lessor reserves the right to modify the Outside Area, including reducing the size or changing the configuration and elements thereof in its sole discretion and to close or restrict access from time-to-time for repair, maintenance or to prevent a dedication thereof, provided that Lessee nonetheless shall have access to parking and the Premises (including all Buildings) at all times. Lessor further reserves the right to establish, repeal and amend from time-to-time rules and regulations for the use of the Outside

Area and to grant reciprocal easements or other rights to use the Outside Area to owners of other property, which shall not unreasonably interfere with use or enjoyment of the Premises.

        Section 2.03. Parking. Lessor shall provide Lessee with parking as
        ----------------------
required by the City of Sunnyvale at the Premises. In the event Lessor elects or is required by any law to limit or control parking at the Premises, whether by validation of parking tickets or any other method of assessment, Lessee agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time-to-time established by Lessor.

        Section 2.04.     Construction.
        ------------------------------

                (a) Government Approvals. Lessor shall diligently pursue
                    ---------------------
obtaining governmental approval of a Site Plan and Buildings designs and elevations with respect to the development of the Premises, copies of which are attached hereto as Exhibit "A." The parties acknowledge and agree that the final footprint and elevations of the Buildings may vary from those attached as Exhibit "A" because the plans and specifications will undergo a plancheck process with the City of Sunnyvale and Lessor will make such revisions as are required or are otherwise deemed necessary or appropriate by Lessor, provided however, that nothing herein shall be deemed to relieve Lessor from the duty to develop the Buildings substantially in compliance with Exhibit "A."

                (b) Construction of Building Shells. Lessor, utilizing Rudolph &
                    --------------------------------
Sletten (or such alternate as Lessor in its sole discretion may select) as general contractor ("General Contractor"), shall construct the "Building Shell" (as defined in the attached Exhibit "D") for each Building in accordance with
(i) plans and specifications to be attached as Exhibit "B" and (ii) all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Lessor shall pay all costs of constructing the Building Shells. Lessor and Lessee acknowledge and agree that the definition of "Building Shell" includes all required landscaping and site improvements for the Project as set forth in plans approved by the Lessor and the City of Sunnyvale.

                (c) Construction of Tenant Improvements. All improvements not
                    ------------------------------------
included within the scope of the Building Shells shall be deemed "Tenant Improvements." Lessor, using the General Contractor, shall construct the Tenant Improvements and Lessee shall pay all costs associated with same.

                (d) Tenant Improvement Plans and Cost Estimate. Lessee shall
                    -------------------------------------------
work with Lessee's architect to develop interior schematic drawings and Lessee shall approve final interior schematic drawings for the Tenant Improvements for all Buildings and obtain Lessor's approval thereof (which approval shall not be unreasonably withheld or delayed) no later than May 15, 2000. Lessee shall work with Lessor's architect to develop working drawings outlining, among other things, Lessee's wall layout, detailed electrical, plumbing and air conditioning requirements and finishes ("Working Drawings") and Lessee shall approve final Working Drawings for the Buildings on or before July 1, 2000 for Building Three and the Amenity Building, July 21, 2000 for Building Four, August 5, 2000 for Building Two and September 8, 2000 for Building One. The cost of the interior schematic drawings and Working Drawings shall be a Tenant Improvement cost and Lessor agrees that Lessor's architect's fees shall not vary materially from the range of fees charged for similar work for similar tenant improvements under similar time constraints by architects of similar ability, experience and expertise in the Silicon Valley community. Based on this information, Lessor shall cause the General Contractor to prepare and deliver to Lessee a budget for the Tenant Improvements ("Budget"). Lessee shall approve the Budget (or modify the same with Lessor's consent), in writing, within ten (10) business days thereafter. The Working Drawings and Budget must be approved by Lessor in writing and be of quality equal to or greater than the Interior Specifications standards set forth in Exhibit "C." Once the Budget is approved, Lessor shall enter into a guaranteed maximum price contract with the General Contractor for the construction of the Tenant Improvements consistent with the approved Budget. A Lessee representative may attend construction meetings between Lessor and its General Contractor concerning Tenant Improvements, but nothing herein shall either (i) create or imply a duty on the part of Lessor to notify Lessee of such meetings, or (ii) invalidate or otherwise affect in any manner anything which takes place at or as a result of any such meeting which Lessee's representative fails to attend, whether or not it had notice of same.

                (e) Construction Plans. The complete, detailed plans and
                    -------------------
specifications for the construction of the Shell Buildings shall be attached as Exhibit "B" and incorporated into this Lease. Attached as Exhibit "C" to this Lease is a Work Letter Agreement for Tenant Improvements, and Exhibit "D," Cost Responsibilities of Lessor and Lessee, which together with this Section 2.04, describe the planning and payment responsibilities of Lessor and Lessee with respect to the construction of the Building Shells and Tenant Improvements at the Premises. All approved Tenant Improvements shall be constructed in accordance with a construction schedule approved by Lessor and no portion of any Building shall remain unimproved.

                (f) Tenant Improvement Costs. Lessor shall provide to Lessee
                    -------------------------
semi-improved "cold" shell facilities as described in Exhibit "D" attached. Lessor shall cause the General Contractor to construct the Tenant Improvements outlined in Exhibit "D," as further outlined in the Tenant Improvement Work Letter attached as Exhibit "C" and Lessee shall pay all costs and expenses of same. Subcontracts for all Tenant Improvement Work shall be obtained by a sealed competitive bid process (involving at least two qualified bidders) wherever practical and as to work done without such process, Lessor or the General Contractor shall provide reasonable assurance to Lessee that the cost and expense of same is competitive in the industry for first-class workmanship and materials. Lessor shall use good faith efforts (and instruct the General Contractor to do same) to keep Lessee generally informed as to all aspects of the pricing, bidding, contracting and construction processes with respect to the Tenant Improvements.

                (g) Payment for Tenant Improvements. Within six (6) months after
                    --------------------------------
execution of this Lease by both parties, Lessee shall deposit with Lessor an unconditional, irrevocable standby letter of credit in the amount of Fourteen Million, Three Hundred Thousand Dollars ($14,300,000), with Lessor as beneficiary and providing for payment on presentation of Lessor's drafts) on sight, without documents, drawable in whole or in part on a money center bank in San Francisco acceptable to Lessor with a twelve (12) month term and in all other ways in form acceptable to Lessor, with, in all cases, Lessor's approval being in its sole discretion. Within ten (10) business days after the Budget is approved by Lessor and Lessee, Lessee shall deposit cash in an amount equal to twenty-five (25%) percent of the amount budgeted for Tenant Improvements (together with the cost of any Tenant Improvements already made) with Lessor's construction lender to be held in an interest bearing escrow account. Said construction lender shall issue payments from said account pursuant to the construction contract for the Tenant Improvements until the account is exhausted, whereupon any remaining payments shall be made 100% directly by Lessee. Lessor shall manage the construction of the Tenant Improvements for a supervision fee of 3% of the Budget (as the same may change by agreement of the parties) due and payable in nine equal monthly installments beginning on the first day of the calendar month following the calendar month in which the Budget is first approved. Lessor may draw down on the letters of credit in whole or in part and in such amounts as it deems appropriate in its sole discretion if Lessee fails to comply with any of its obligations under this Lease including, without limitation, full and timely payments of amounts due under the construction contract for Tenant Improvements. Lessor stall return the aforesaid letter of credit upon the lien free completion of Tenant Improvements, payment of all amounts due to the General Contractor for the Tenant Improvements, acceptance of same by Lessee and commencement of payment of rent as to all Buildings, provided that if those events have not occurred prior to expiration of the letter of credit, Lessor shall be entitled to draw on said letter of credit in an amount equal to any amount then outstanding with respect to the construction or installation of Tenant Improvements or for any other amount then due or unpaid under this Lease.

                (h) Lessee's Fixturing Period. Lessor shall provide Lessee
                    --------------------------
access to each Building during the thirty (30) day period prior to the Delivery Date for such Building ("Lessee's Fixturing Period") for the purpose of installing furnishings and equipment, e.g. security system, furniture system and phone and data system, provided, that Lessee and Lessee's employees and contractors shall at all times avoid interfering with Lessor's ongoing work to bring the Premises to a substantially completed condition. Except for payment of Base Rent, all terms and provisions of this Lease shall apply during Lessee's Fixturing Period, including, without limitation, Lessee's indemnity and other obligations set forth in Sections 7.07., 7.08. and 17.22. hereof and payment of Additional Rent pursuant to Section 4.05 hereof.

                                  ARTICLE III
                                  -----------
                                      TERM
                                      ----

        Section 3.01. Lease Term.
        -------------------------

                (a) Commencement Date. The term of this Lease ("Lease Term")
                    ------------------
shall be for at least twelve (12) years beginning on the earlier of (i) the date Lessee first occupies any part of any Building (other than by the fixturing activities authorized under Section 2.04.(h) or conducts business at the Premises or (ii) the date a Certificate of Occupancy first is issued affecting any Building (the "Commencement Date") provided that, (i) for each day of delay by Lessee in failing to approve the interior schematic drawings or the Working Drawings when required under Section 2.04(d), (ii) for each day of delay by Lessee in failing to approve the Budget, in writing, within seven (7) days after delivery by the General Contractor as provided in Section 2.04(d), or (iii) ) for each day of delay caused by any changes to the approved Working Drawings requested by Lessee or (iv) ) for each day that any other act or omission by Lessee causes the construction schedule for Tenant Improvements to be delayed (collectively "Lessee Delay"), the Commencement Date shall occur one (1) day in advance of the date of issuance of the first Certificate of Occupancy for each day of delay provided that Lessor shall give Lessee written notice of any such Lessee Delay described in clause (iii), or (iv) within seven (7) business days after commencement of the alleged delay. For example, if seven (7) days of Lessee Delay causes the date of issuance of the Certificate of Occupancy to occur on January 8, 2001 rather than January 1, 2001, the Commencement Date shall be January 1, 2001 for all purposes, including payment of Base Rent and Additional Rent. The Lease Term shall expire, unless sooner terminated or extended as provided herein, on the date which completes twelve (12) years after the Commencement Date ("Expiration Date"). The parties shall execute a "Memorandum of Commencement of Lease Term" when the Commencement Date becomes known, which shall include a certification of the actual Rentable Area of the Buildings determined by the methodology described in Section 2.01. and the actual monthly installments of Base Rent to be paid pursuant to Section 4.01., and shall be substantially in the form attached hereto as Exhibit "E." Certificate of Occupancy means a document so titled or its equivalent, 1 signifying that the Building in question can be legally occupied.

                (b) Scheduled Delivery Dates. Lessor shall use commercially
                    -------------------------
reasonable efforts to cause Certificates of Occupancy to be issued for Building Three no later than January 25, 2001, ("First Scheduled Delivery Date"); then February 15, 2001 for Building Four; March 8, 2001 for Building Two; and March 29, 2001 for Building One and March 29, 2001 for the Amenity Building. If a Certificate of Occupancy is not issued for any one or more Buildings on or before its Scheduled Delivery Date, this failure shall not affect the validity of this Lease or the obligations of Lessee under it. If the Commencement Date is adjusted for delay from any cause, the Expiration Date shall be likewise adjusted for a like period. It is understood and agreed that the Amenity Building may be delayed by the particular permitting, planning and finishing needs of the uses) desired by Lessee. The actual delivery date for each Building shall be the date on which Lessor tenders possession of the Building to Lessee after a Certificate of Occupancy is issued for such Building ("Delivery Date").

                (c) Termination in Event of Delay. If for any reason Lessor is
                    ------------------------------
unable to cause the issuance of a Certificate of Occupancy for any Building, on or before the date which is one hundred eighty (180) days after the Scheduled Delivery Date for such Building (for a reason other than Lessee Delay or delay excused under Section 17.21.), Lessee, at its sole election, may terminate this Lease upon giving notice within ten (10) days thereafter. Failure to give such notice within said time period constitutes an irrevocable waiver of the foregoing right to terminate under this Section 3.01(c).

                (d) Occupancy. Lessee shall commence occupancy of each Building
                    ----------
no later than thirty (30) days after its Delivery Date.

        Section 3.02. Option to Extend.
        -------------------------------

                (a) Exercise. Lessee is given one (1) option to extend the Lease
                    ---------
Term ("Option to Extend") for a five (5) year period ("Extended Term") following the date on which the initial Lease Term would otherwise expire, which option may be exercised only by written notice ("Option Notice") from Lessee to Lessor given not less than twelve (12) months prior to the Expiration Date of the initial Lease Term ("Option Exercise Date"); provided, however, if Lessee is in material default under this Lease (after written notice and beyond the expiration of any applicable notice period) on the Option Exercise Date or on any day thereafter on or before the last day of the initial Lease Term, the Option Notice shall be totally ineffective, and this

Lease shall expire on the last day of the initial Lease Term, if not sooner terminated in accordance with the terms of this Lease.

                (b) Extended Term Rent. In the event Lessee exercises its Option
                    -------------------
to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply except that the Base Rent payable by Lessee during the Option Term shall be equal to one hundred percent (100%) of Fair Market Rent (defined below), as determined under subparagraph (c) below. A "Fair Market Rent" shall mean the effective rate being charged (including periodic adjustments thereto as applicable during the period of the Extended Term), for comparable space in similar buildings in the vicinity, i.e. of a similar age and quality considering any recent renovations or modernization, and floor plate size or, if such comparable space is not available, adjustments shall be made in the determination of Fair Market Rent to reflect the age and quality of the Buildings and Premises as contrasted to other buildings used for comparison purposes, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided or to be provided, term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions applicable to both new and renewing tenants, but in no event less than the monthly Base Rent prevailing during the last year of the initial Lease Term and without any downward adjustment in rent for the Amenity Building which shall be deemed to be of identical Fair Market Rent value as the four office and research and development Buildings.

                (c) Determination of Fair Market Rent.
                    ----------------------------------

                        (i) Negotiation. If Lessee so exercises the Option to
                            ------------
Extend in a timely manner, the parties shall then meet in good faith to negotiate the Base Rent for the Premises for the Extended Term, during the first thirty (30) days after the date of the delivery by Lessee of the Option Notice (the "Negotiation Period"). If, during the Negotiation Period, the parties agree on the Base Rent applicable to the Premises for the Extended Term, then such agreed amount shall be the Base Rent payable by Lessee during the Extended Term.

                        (ii) Arbitration. In the event that the parties are
                             ------------
unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten (10) days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing an appraiser to make this determination. Each appraiser designated shall be a member of MAI and shall have at least ten (10) years experience in appraising commercial real property in Santa Clara County. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. Within thirty (30) days after their appointment, each of the two appointed appraisers shall submit to the third appraiser a sealed envelope containing such appointed appraiser's good faith determination of the Fair Market Rent for the Premises for the Extended Term; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall within ten (10) days following receipt of such submissions, then determine which of the two appraisers' determinations most closely reflects Fair Market Rent as defined above. The determination most closely reflecting the third appraiser's determination shall be the Base Rent for the Premises during the Extended

Term; the third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraiser selected by the parties, but must select one or the other of such appraisers' submissions. The determination by such third appraiser shall be final and binding upon the parties. Said third appraiser shall, upon selecting the determination which most closely resembles Fair Market Rent, concurrently notify both parties hereto. The parties shall share the appraisal expenses equally. If the Extended Term begins prior to the determination of Fair Market Rent, Lessee shall pay monthly installments of Base Rent equal to one hundred ten percent (110%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term (in lieu of "holdover rent" payable under Section 17.09(b)). Once a determination is made, any over payment or under payment shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.

        Section 3.03. Financing Contingency. Notwithstanding any other provision
        ------------------------------------
hereof it is understood and agreed that this Lease may be terminated by Lessor on five (5) days advance written notice to Lessee if Lessor determines that it is unable to obtain financing of the Project on terms and conditions satisfactory to Lessor in its sole discretion, provided, that if Lessor has not exercised its right to terminate under this Section 3.03 on or before March 31, 2000, it shall be deemed to have waived such right and this provision shall automatically expire and become null and void.

                                   ARTICLE IV
                                   ----------
                             RENT: TRIPLE NET LEASE
                             ----------------------

        Section 4.01. Base Rent. Subject to adjustment of Rentable Area pursuant
        ------------------------
to Section 2.01(a) and concomitant adjustment to Base Rent, Lessee shall pay to Lessor as Base Rent an initial monthly installment of Three Dollars ($3.00) per square foot of Rentable Area of the Premises as determined under Section 2.01., in advance, on the first day of each calendar month of the Lease Term, commencing on the Commencement Date. Base Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment (based on the actual days in that month). It is expected that Base Rent will be calculated initially on the first Building on its Delivery Date and that it will be increased by the Rentable Area of each other Building as of the Delivery Date for such Building (or as to each Building, such earlier deemed Delivery Date as may result from Lessee Delay with respect to such Building, calculated in the same manner as the advancement of the Commencement Date is calculated, i.e. advanced by one day for each day of delay in completion of the subject Building caused by Lessee Delay).

        Section 4.02. Rent Adjustment. The Base Rent set forth in Section 4.01.
        ------------------------------
above shall be adjusted upward by an annual compounded increase of four percent (4%), as of the first day of the thirteenth (13th) full calendar month following the Commencement Date and as of the first day of every thirteenth (13th) calendar month thereafter during the Lease Term, as shown on Exhibit "E" attached hereto.

        Section 4.03. Advance Rental. Lessee shall pay to Lessor upon execution
        -----------------------------
hereof an advance payment equal to one month of estimated Base Rent for Buildings in the sum of Two Million One Hundred Forty-Five Thousand Dollars and no Cents $2,145,000.00, subject to being adjusted upon final measurement of each of the Buildings on or before the Delivery Date for such Building, said payment to be applied to the first monthly installments of Base Rent (and Base Rent for the following months, to the extent this advance payment exceeds the first monthly installments of Base Rent as a result of said final measurement of the Buildings). If the Commencement Date is other than the first day of a calendar month, the first installment of Base Rent shall be paid on the first day of the calendar month immediately succeeding the Commencement Date and shall include pro rata payment for the calendar month in which the Commencement Date occurs, less credit for the advance payment.

        Section 4.04.  Absolute Triple Net Lease.
        -----------------------------------------

                (a) This Lease is what is commonly called a "Absolute Triple Net Lease," it being understood that Lessor shall receive the Base Rent set forth in
Section 4.01. free and clear of any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Lessee shall pay all rent in lawful money of the United States of America to Lessor at the notice address stated herein or to such other persons or at such other places as Lessor may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee, and that except as herein expressly provided in Articles III, VIII and XIII, concerning delay, destruction and condemnation, Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease. Any present or future law to the contrary shall not alter this agreement of the parties.

                (b) To the extent not paid pursuant to other provisions of this Lease, and at Lessor's sole election, Lessor may submit invoices and Lessee shall pay Additional Rent in monthly installments on the first day of each month in advance in an amount to be estimated by Lessor, based on Lessor's experience in managing office/research and development projects. Within ninety (90) days following the end of the period used by Lessor in estimating Additional Rent, Lessor shall furnish to Lessee a statement (hereinafter referred to as "Lessor's Statement") of the actual amount of Lessee's proportionate share of such Additional Rent, or Lessor shall remit or credit to Lessee, as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee's Additional Rent for such period as shown by such statement. Monthly installments for the ensuing year shall be adjusted upward or downward as set forth in Lessor's Statement.

        Section 4.05. Additional Rent. In addition to the Base Rent reserved by
        ------------------------------
Section 4.01., Lessee shall pay (with respect to the Premises), as Additional Rent, all taxes, assessments, fees and other impositions in accordance with the provisions of Article IX, insurance premiums in accordance with the provisions of Article VII, operating charges, maintenance, repair and replacement costs and expenses in accordance with the provisions of Article VI and any other charges, costs and expenses (including appropriate reserves therefor) which are contemplated or which may arise under any provision of this Lease during the Lease Term, plus a Management Fee to Lessor equal to 3% of the Base Rent. The Management Fee is due and payable, in advance, with each installment of Base Rent. All of such charges, costs, expenses, Management Fee and all other amounts payable by Lessee hereunder, shall constitute Additional Rent, and upon the failure of Lessee to pay any of such charges, costs or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay Base Rent. Notwithstanding any other provision of this Lease, Additional Rent shall not include:

(i) depreciation, interest, or amortization on mortgages or ground lease payments, (ii) legal fees incurred in negotiating and enforcing tenant leases, (iii) real estate brokers' leasing commissions, (iv) initial improvements to tenant spaces, or alterations thereto requested by tenants, (v) costs of any items to the extent Lessor receives reimbursement for same from insurance proceeds or a third party, (vi) interest, principal, depreciation, attorney fees, costs of environmental investigations or reports, points, fees, and other lender costs and closing costs on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering any portion of the Property, (vii) costs of (a) partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant, or prospective tenant or occupant; selling or syndicating any of Lessor's interest in the Property; and disputes between Lessor and Lessor's property manager; (b) the salaries of management personnel who are not directly related to the Property and primarily engaged in the operation, maintenance, and repair of the Property, except to the extent that those costs and expenses are included in the management fees; (c) wages, salaries, and other compensation paid to any executive employee of Lessor or Lessor's property manager above the grade of building manager for the Property;
(viii) costs incurred because any Building or Outside Areas violate any valid, applicable building code, regulation, or law in effect and as interpreted by government authorities before the date on which this Lease is signed for fines, penalties, interest, and the costs of repairs, replacements, alterations, or improvements necessary to make any Building or Outside Areas comply with applicable past laws in effect and as interpreted by government authorities before the date on which this Lease is signed, such as sprinkler installation or requirements under the Americans With Disabilities Act of 1990 (42 USC ss.ss. 12101-12213); (ix) costs of initial construction of the Buildings and other improvements to the Property; (x) charitable or political contributions made by Lessor.

        Section 4.06. Security Deposit. Within five (5) business days after the
        -------------------------------
date on which this Lease is executed by Lessee and Lessor, Lessee shall deposit with Lessor a Security Deposit equal to twelve (12) months of Base Rent estimated in the amount of Twenty Five Million Seven Hundred Forty Thousand Dollars and no Cents ($25,740,000.00) in the form of cash. or an unconditional, irrevocable standby letter of credit, with Lessor as beneficiary and providing for payment on presentation of Lessor's drafts on sight without documents and drawable in whole or in part on a money center bank in San Francisco approved by Lessor and otherwise in a form acceptable to Lessor, all in its sole discretion, with a term of at least twelve (12) months and with a term during the last year of the Lease Term which includes at least one full month following the Expiration Date (the "Security Deposit"). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee defaults with respect to any provision of this Lease, including but not limited to, the provisions relating to the construction of Tenant Improvements and the condition of the Premises upon Lease Termination, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee's default and if all or any part of the Security Deposit is in the form a of a letter of credit, Lessor may draw on all or any part of same and thereafter retain any unapplied portion as a cash Security Deposit. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee's failure to do so shall be a material default and breach of this Lease by

Lessee. The rights of Lessor pursuant to this Section 4.06. are in addition to any rights which Lessor may have pursuant to Article XII below. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned,(without interest) to Lessee (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) at Lease expiration or termination and after Lessee has vacated the Premises. Lessor shall not be required to keep the Security Deposit separate from Lessor's general funds or be deemed a trustee of same. If the Security Deposit is in whole or in part in the form of a Letter of Credit, failure of Lessee to deliver a replacement Letter of Credit to Lessor at least forty-five
(45) business days prior to the expiration date of any current Letter of Credit shall constitute a separate default entitling Lessor to draw down immediately and entirely on the current Letter of Credit and the proceeds shall constitute a cash Security Deposit. The amount of the Security Deposit shall be reduced to a cash amount equal to three months of Base Rent at the rate scheduled for the final year of the initial Lease Term, in cash, upon Lessee's achievement of four
(4) consecutive calendar quarters of an annualized run rate of $750,000,000.00 in revenue and $100,000,000.00 in net income.

                                    ARTICLE V
                                    ---------
                                       USE
                                       ---

        Section 5.01. Permitted Use and Limitations on Use. The Premises shall
        ---------------------------------------------------
be used and occupied only for office, research and development, together with such ancillary uses which do not cause excessive wear of the Premises or increase the potential liability of Lessor, and for no other use, without Lessor's prior written consent. Lessee shall not use, suffer or permit the use of the Premises in any manner that will tend to create waste, nuisance or unlawful acts. In no event shall it be unreasonable for Lessor to withhold its consent as to uses which it determines would tend to increase materially the wear of the Premises or any part thereof or increase the potential liability of Lessor or decrease the marketability, financability, leasability or value of the Premises. Lessee shall not do anything in or about the Premises which will (i) cause structural injury to any Building, or (ii) cause damage to any part of any Building except to the extent reasonably necessary for the installation of Lessee's trade fixtures and Lessee's Alterations, and then only in a manner which has been first approved by Lessor in writing. Lessee shall not operate any equipment within the Premises which will (i) materially damage any Building or the Outside Area, (ii) overload existing electrical systems or other mechanical equipment servicing any Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing any Building, or (iv) damage, overload or corrode the sanitary sewer system. Lessee shall not attach. hang or suspend anything from the ceiling, roof, walls or columns of any Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Lessee's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any law. Except as approved by Lessor, Lessee shall not change the exterior of any Building, or install any equipment or antennas on or make any penetrations of the exterior or roof of any Building. Lessee shall not conduct on any portion of the Premises any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale. No materials, supplies, tanks or containers, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the Outside Areas of the Premises except in fully fenced and screened areas outside the Buildings which have been designed for such purpose and have been approved in writing by Lessor for such use by Lessee.

        Section 5.02. Compliance with Law.
        ----------------------------------

                (a) Lessor shall deliver each Building to Lessee free of violations of any covenants or restrictions of record, or any applicable law, building code, regulation or ordinance in effect on the date of delivery, including without limitation, the Americans with Disability Act.

                (b) Except as provided in Section 5.02.(a), Lessee shall, at Lessee's cost and expense, comply promptly with all statutes, ordinances, codes, rules, regulations and orders, and all covenants and restrictions of record, and requirements applicable to the Premises and Lessee's use and occupancy of same in effect during any part of the Lease Term, whether the same are presently foreseeable or not, and without regard to the cost or expense of compliance.

                (c) By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit laws, hazardous materials and waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in Section 5.01., above.

        Section 5.03. Condition of Premises at Delivery of Possession. Subject
        --------------------------------------------------------------
to all of the terms of this Lease for the construction of Tenant Improvements. Lessor shall deliver each Building to Lessee with the plumbing, lighting, heating, ventilating, air conditioning, gas, electrical, and sprinkler systems and loading doors as set forth in Exhibit "D" in proper operating condition and built substantially in accordance with the approved plans therefor, and in a workmanlike manner. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and condition of the Premises, and any covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

        Section 5.04. Defective Condition at Commencement Date. In the event
        -------------------------------------------------------
that it is determined, and Lessee notifies Lessor in writing, as to each Building within one year after delivery of such Building to Tenant, that any of the obligations of Lessor set forth in Section 5.02.(a) or Section 5.03.(a) were not performed with respect to such Building, then it shall be the obligation of Lessor, and the sole right and remedy of Lessee, after receipt of written notice from Lessee setting forth with specificity the nature of the failed performance, to promptly, within a reasonable time and at Lessor's sole cost, correct same. Lessee's failure to give such written notice to Lessor within each such one year period shall constitute a conclusive presumption that Lessor has complied with all of Lessor's obligations under the foregoing Sections 5.02. and 5.03., and any required correction after that date shall be performed by Lessee, at its sole cost and expense except for those express obligations of Lessor under
Section 6.01(b). As each Building is delivered, Lessor shall promptly assign to Lessee all of Lessor's contractor's and manufacturer's guarantees, warranties and causes of action with respect to the subject Building except those pertaining to Lessor obligations which could arise under this Section 5.04. and at the end of each one year period described above of the Lease Term, Lessor shall promptly assign to Lessee all of Lessor's remaining contractor's and/or manufacturer's guarantees, warranties, and causes of action with respect to the subject Building except those pertaining to Lessor obligations which could arise under Section 6.01(b).

        Section 5.05. Building Security. Lessee acknowledges and agrees that it
        --------------------------------
assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, the Outside Area as it deems necessary or appropriate and at its sole cost and expense. Lessee acknowledges and agrees that Lessor does not intend to provide any security system or security personnel at the Premises, including, without limitation, at the Outside Areas.

        Section 5.06. Rules and Regulations. Lessor may from time-to-time
        ------------------------------------
promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises. Such rules and regulations shall be binding upon Lessee upon delivery of a copy thereof to Lessee, and Lessee agrees to abide by such rules and regulations. A copy of the initial Rules and Regulations is attached hereto as Exhibit "L." If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Lessor shall not be responsible for the violation of any such rules and regulations by any person, including, without limitation, Lessee or its employees, agents, invitees, licensees, guests, visitors or contractors.

        Section 5.07. Moffett Park TDM Plan. Lessee has reviewed and analyzed
        ------------------------------------
the Moffett Park Transportation Demand Management Plan (a copy of which is attached hereto as Exhibit M), and understands that it is obligated to comply fully and timely with same (and any revisions, supplements or successor plans thereto) at Lessee's sole cost and expense to achieve the specified goal, and that failure to do so will (i) constitute a material default hereunder, and (ii) expose Lessor to possible penalties and damages to which Lessee's indemnity obligations under this Lease shall apply, provided, that, Lessee shall have no obligation with respect to the construction of the Light Rail Station and Lessor shall, at its own cost and expense comply with the obligation to (i) design and designate parking spaces for exclusive use of carpools and vanpools, (ii) install bicycle racks and lockers, (iii) install a carpool/vanpool/shuttle pickup area, and (iv) install pedestrian, bike circulation links, perimeter walking and jogging paths, and meditation gardens and seating areas required under Part II of the TDM Plan, as well as any other site improvement work (i.e. with respect to the Project exterior but not to the Buildings), required by amendment to the TDM Plan prior to the Commencement Date. Lessor shall construct shower and clothing lockers required under the TDM Plan (and any other interior improvements required by amendment to the TDM Plan) at Lessee cost and expense as part of the Tenant Improvements.

                                   ARTICLE VI
                                   ----------
                      MAINTENANCE, REPAIRS AND ALTERATIONS
                      ------------------------------------

        Section 6.01. Maintenance of Premises.
        --------------------------------------

                (a) Throughout the Lease Term (except as provided in 6.01.(b)), Lessee, at its sole cost and expense, shall keep, maintain, repair and replace the Premises and all improvements and appurtenances in or serving the Premises, including, without limitation, all interior and exterior walls, all doors and windows, all roof membranes, all elevators and stairways, all wall surfaces and floor coverings, all Tenant Improvements and alterations, additions and improvements installed during the Lease Term, all sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems, fire sprinklers, fire safety and security systems, fixtures and appliances and all wiring and glazing, in the same good order, condition and repair as they are in on the Commencement Date, or any later date of installation, reasonable wear excepted, provided that wear which could be prevented by first class maintenance shall not be deemed reasonable.

                (b) Lessor, at its sole cost and expense, shall repair defects in the exterior walls (including all exterior glass which is damaged by structural defects in such exterior walls), supporting pillars, structural walls, roof structure and foundations of the Buildings and sewer storm drainage and plumbing systems outside the Buildings but within the Project, provided that the need for repair is not caused by Lessee, in which event Lessor shall repair same and Lessee shall reimburse Lessor for the cost and expense of same except to the extent of insurance proceeds received for same. Lessor shall replace the roof membrane of each Building, the parking lot surface, landscaping, drainage, irrigation, sprinkler systems as well as sewer and plumbing systems outside the Buildings when the useful life of each has expired, and Lessee shall pay that portion of the cost of each replacement, together with annual interest at the Agreed Rate which shall be amortized over the useful life of each such replacement applicable to the balance of the Lease Term, in equal monthly installments due and payable with installments of Base Rent. Lessee shall give Lessor written notice of any need of repairs which are the obligation of Lessor hereunder and Lessor shall have a reasonable time to perform same. Should Lessor default as provided in Section 12.03 with respect to its obligation to make any of the repairs assumed by it hereunder, Lessee shall have the right to perform such repairs and Lessor agrees that within thirty (30) days after written demand accompanied by detailed invoice(s), it shall pay to Lessee the cost of any such repairs together with accrued interest from the date of Lessee's payment at the Agreed Rate. Lessor shall not be liable to Lessee, its employees, invitees, or licensees for any damage to person or property, and Lessee's sole right and remedy shall be the performance of said repairs by Lessee with right of reimbursement from Lessor of the reasonable fair market cost of said repairs, not exceeding the sum actually expended by Lessee, together with accrued interest from the date of Lessee's payment at the Agreed Rate, provided that nothing herein shall be deemed to create a right of setoff or withholding by Lessee of Base Rent or Additional Rent or any other amounts due herein. Lessee hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect to make repairs and offset the cost of same against rent or to withhold or delay any payment of rent or any other of its obligations hereunder as a result of any default by Lessor under this Section 6.01.(b).

                (c) Lessee agrees to keep the Premises, both inside and out, clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in or around the Premises. Lessee further agrees to keep the interior surfaces of each Building, including, without limitation, windows, floors, walls, doors, showcases and fixtures, clean and neat in appearance.

                (d) If Lessee refuses or neglects to commence such repairs and/or maintenance for which Lessee is responsible under this Article VI within a thirty (30) day period (or as soon as practical and in no event later than ten
(10) days if the failure to initiate the repair threatens to cause further damage to the Premises) after written notice from Lessor and thereafter diligently prosecute the same to completion, then Lessor may (i) enter the Premises (except in an emergency, upon at least twenty-four (24) hours advanced written notice) during Lessor's business hours and cause such repairs and/or maintenance to be made and shall not be responsible to Lessee for any loss or damage occasioned thereby and Lessee agrees that upon demand, it shall pay to Lessor the reasonable cost of any such repairs, not exceeding the sum actually expended by Lessor, together with accrued interest from the date of Lessor's payment at the Agreed Rate, and (ii) elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Lessee's maintenance obligations, whereupon, Lessee shall be relieved from its obligations to perform those maintenance obligations expressly covered by such maintenance contract, and Lessee shall bear the entire cost of such maintenance contract which shall be due and paid in advance, as Additional Rent, on a monthly basis with Lessee's Base Rent payments.

        Section 6.02. Maintenance of Outside Areas. Subject to 6.01.(c) and
        -------------------------------------------
subject to Lessee paying the cost and expense for same pursuant to Section 4.05, Lessor shall maintain, repair and replace all improvements on the Property and outside of the Buildings, including, without limitation, landscaping, sidewalks, walkways, driveways, curbs, parking lots (including striping), parking structure, sprinkler systems, lighting (per City of Sunnyvale requirements), and surface water drainage systems ("Outside Areas").

        Section 6.03. Alterations, Additions and Improvements. No alterations,
        ------------------------------------------------------
additions, or improvements ("Alterations") shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold, provided, however, that Lessee may make Alterations which do not affect any Building system, exterior appearance, structural components or structural integrity and which do not exceed, with respect to each Building, collectively Fifty Thousand Dollars ($50,000) in cost within any twelve (12) month period, without Lessor's prior written consent. As a condition to Lessor's obligation to consider any request for consent hereunder, Lessee shall pay Lessor upon demand for the reasonable costs and expenses of consultants, engineers, architects and others for reviewing plans and specifications and for monitoring the construction of any proposed Alterations. Lessor may require Lessee to remove any such Alterations at the expiration or termination of the Lease Term and to restore the Premises to their prior condition by written notice given on or before the earlier of (i) the expiration of the Lease Term, or (ii) thirty (30) days after termination of the Lease, or (iii) thirty (30) days after a written request from Lessee for such notice from Lessor provided, that, if Lessee requests same from Lessor, Lessor will notify Lessee within five
(5) business days after receipt of Lessee's request and a copy of all plans and specifications for the proposed Alteration whether it will require removal. All Alterations to be made to the Premises shall be made under the supervision of a competent, California licensed architect and/or competent California licensed structural engineer (each of whom has been reasonably approved by Lessor and such approval will not be unreasonably withheld) and shall be made in accordance with plans and specifications which have been furnished to and approved by Lessor in writing prior to commencement of work. All Alterations shall be designed, constructed and installed at the sole cost and expense of Lessee by California licensed architects, engineers, and contractors approved by Lessor, in compliance with all applicable law, and in good and workmanlike manner. Any Alteration except furniture and trade fixtures, shall become the property of Lessor at the expiration, or sooner termination of the Lease, unless Lessor directs otherwise, provided that Lessee shall retain title to all furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, air conditioning, full height partitioning (but not moveable, free standing cubicle-type partitions which do not extend to the ceiling or connect to Building walls), drapery and carpeting installations made by Lessee together with all property that has become an integral part of the Premises, shall be and become the property of Lessor upon the expiration, or sooner termination of the Lease, and shall not be deemed trade fixtures. Within sixty (60) days after completion of any Alteration, Lessee shall provide Lessor with a complete set of "as built" plans for same.

        Section 6.04. Covenant Against Liens. Lessee shall not allow any liens
        -------------------------------------
arising from any act or omission of Lessee to exist, attach to, be placed on, or encumber Lessor's or Lessee's interest in the Premises or any part thereof, or any portion thereof, by operation of law or otherwise. Lessee shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises or any portion thereof with respect to work or services performed or claimed to have been performed for Lessee or materials furnished or claimed to have been furnished to Lessee or the Premises. Lessor has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Alteration, Lessee shall give Lessor written notice of the expected commencement date of that construction to permit Lessor to post and record a notice of nonresponsibility. If any such lien attaches or Lessee receives notice of any such lien, Lessee shall cause the lien to be promptly released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within twenty (20) days after Lessor delivers notice of the lien to Lessee, Lessor may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Lessor in connection with a lien incurred by Lessee or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Lessee.

        Section 6.05. Reimbursable Capital Expenditures. Except for items of
        ------------------------------------------------
capital expenditures which are to be made at Lessor's sole cost and expense pursuant to the first sentence of Section 6.01(b) above, capital expenditures, together with interest thereon at the Agreed Rate, for any replacement item at the Premises for which Lessor is responsible hereunder made by Lessor in excess of One Hundred Thousand Dollars ($100,000.00) during the Lease Term shall be amortized over the remaining Lease Term for the useful life of such replacement item with the numerator being the number of months remaining in the Lease Term and the denominator being the number of months of the useful life of the improvements as determined by Lessor in its sole discretion. Lessee shall be obligated for such amortized portion of any such expenditure in equal monthly installments due and payable with each installment of Base Rent during the Lease Term.

                                  ARTICLE VII
                                  -----------
                                   INSURANCE
                                   ---------

        Section 7.01. Property/Rental Insurance for Premises. At all times
        -----------------------------------------------------
during the Lease Term, Lessor shall keep the Premises insured against loss or damage by fire and those risks normally included in the term "all risk," including, without limitation, coverage for (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents and extra expense for eighteen (18) months, including scheduled rent increases, (iv) boiler and machinery, (v) Tenant Improvements, and (vi) fire damage legal liability form, including waiver of subrogation. Any deductibles shall be paid by Lessee. The amount of such insurance shall not be less than 100% of replacement cost. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises incurred due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, which or may be in force hereafter. Any recovery received from said insurance policy shall be paid to Lessor and thereafter applied by Lessor to the reconstruction of the Premises in accordance with the provisions of Article VIII below. Lessee, in addition to the rent and other charges provided herein, shall reimburse Lessor for the cost of the premiums for all such insurance covering the Premises in accordance with
Article IV. Such reimbursement and shall be made within (15) days of Lessor's delivery of a copy of Lessor's statement therefor. Lessee shall pay to Lessor any deductible (subject to the above conditions) owing within fifteen (15) days after delivery of notice from Lessor of the amount owing. To the extent commercially available, Lessor's insurance shall have a deductible not greater than fifteen percent (15%) for earthquake and five percent (5%) for the basic "all risk" coverage.

        Section 7.02. Property Insurance for Fixtures and Inventory. At all
        ------------------------------------------------------------
times during the Lease Term, Lessee shall, at its sole expense, maintain insurance with "all risk" coverage on any fixtures, furnishings, merchandise, equipment or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter. The amount of such insurance shall not be less than one hundred percent (100%) of the replacement cost thereof, and Lessor shall not have any responsibility nor pay any cost for maintaining any types of such insurance. Lessee shall pay all deductibles.

        Section 7.03. Lessor's Liability Insurance. At all times during the
        -------------------------------------------
Lease Term, Lessor shall maintain a policy of policies of comprehensive general liability insurance naming Lessor (and such others as designated by Lessor) against liability for bodily injury, property damage on our about the Premises, with combined single limit coverage in an amount determined by Lessor in its sole discretion and which amount is presently in excess of Thirty Million Dollars ($30,000,000.00). Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor the premiums for all such insurance. The insurance premiums shall be paid in accordance with Article IV, within (15) days of Lessor's delivery of a copy of Lessor's statement therefore.

        Section 7.04. Liability Insurance Carried by Lessee. At all times during
        ----------------------------------------------------
the Lease Term (and any holdover period) Lessee shall obtain and keep in force a commercial general liability policy of insurance protecting Lessee, Lessor and any Lenders) whose names are provided to Lessee as Additional Insureds against claims from bodily injury, personal injury and property damage based upon involving or arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis, providing a single limit coverage in amount of not less than Ten Million Dollars ($10,000,000) per occurrence with an Additional Lessors or Premises Endorsements and containing an "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke, fumes from a hostile fire. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by the Lessee shall be primary to and not contributory with, any similar insurance carried by Lessor whose insurance shall be considered excess insurance only.

        Section 7.05. Lessee to Furnish Proof of Insurance. Lessee shall furnish
        ---------------------------------------------------
to Lessor prior to the Commencement Date, and at least thirty (30) days prior to the expiration date of any policy, certificates indicating that the property insurance and liability insurance required to be maintained by Lessee is in full force and effect for the twelve (12) month period following such expiration date; that Lessor has been named as an additional insured to the extent of contractual liability assumed in Section 7.07. "Indemnification" and Section
7.08. "Lessor as Party Defendant"; and that all such policies will not be canceled unless thirty (30) days' prior written notice of the proposed cancellation has been given to Lessor. The insurance shall be with insurers approved by Lessor, provided, however, that such approval shall not be unreasonably withheld so long as Lessee's insurance carrier has a Best's Insurance Guide rating not less than A+ VIII. Lessor shall furnish to Lessee, prior to the Commencement Date, and at least ten (10) days prior to the expiration date of any policy, or if later in each case, within ten (10) business days after receipt of a written request for same, certificates indicating that the property insurance and liability insurance required to be maintained by Lessor is in full force and effect for the twelve (12) month period following such expiration date.

        Section 7.06. Mutual Waiver of Claims and Subrogation Rights. Lessor and
        -------------------------------------------------------------
Lessee hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning, and the other perils included in a standard "all risk" insurance policy when such property constitutes the Premises, or is in, on or about the Premises, whether or not such loss or damage is due to the negligence of Lessor or Lessee, or their respective agents, employees, guests, licensees, invitees, or contractors. Lessee and Lessor waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation rights from, all property and casualty insurers referenced above.

        Section 7.07. Indemnification and Exculpation.
        ----------------------------------------------
                (a) Except as otherwise provided in Section 7.07.(b), Lessee shall indemnify and hold Lessor free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, licensee, permittee, visitor, guest or contractor of

Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or any person who is an employee, agent, invitee, permitee, visitor, or contractor of Lessee, caused or allegedly caused (1) while that person or property is in or about the Premises; (2) by some condition of the Premises; (3) by some act or omission by Lessee or its agent, employee, licensee, invitee, guest, visitor or contractor or any person in, adjacent, on, or about the Premises with the permission, consent or sufferance of Lessee; (4) by any matter connected to or arising out of Lessee's occupation or use of the Premises, or any breach or default in timely observance or performance of any obligation on Lessee's part to be observed or performed under this Lease.

                (b) Notwithstanding the provisions of Section 7.07.(a) of this Lease, Lessee's duty to indemnify and hold Lessor harmless shall not apply to any liability, claims, loss or damages to the extent caused solely by Lessor's active negligence or willful acts of misconduct.

                (c) Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise and all other personal property in, on, or about the Premises and for injury or death to persons in, on, or about the Premises from any cause arising at any time to the fullest extent permitted by law and in no event shall Lessor be liable for lost profits or other consequential damages arising from any cause or for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease.

        Section 7.08. Lessor as Party Defendant. If by reason of an act or
        ----------------------------------------
omission of Lessee or any of its employees, agents, invitees, licensee, visitors, guests or contractors, Lessor is made a party defendant or a cross-defendant to any action involving the Premises or this Lease, Lessee shall hold harmless and indemnify Lessor from all liability or claims of liability, including all damages, attorney fees and costs of suit.

                                  ARTICLE VIII
                                  ------------
                              DAMAGE OR DESTRUCTION
                              ---------------------

        Section 8.01.  Destruction of the Premises.
        -------------------------------------------

                (a) In the event of a partial destruction of the Premises during the Lease Term from any cause, Lessor, upon receipt of, and to the extent of, insurance proceeds paid in connection with such casualty, shall forthwith repair the same, provided the repairs can be made within a reasonable time under state, federal, county and municipal applicable law, but such partial destruction shall in no way annul or void this Lease, (except as provided in Section 8.01.(b) below) provided that Lessee shall be entitled to a proportionate credit for rent equal to the payment of rental income insurance received by Lessor. Lessor shall use diligence in making such repairs within a reasonable time period, acts of God, strikes and delays beyond Lessor's control excepted, in which instance the time period shall be extended accordingly, and this Lease shall remain in full force and effect, with the rent to be proportionately reduced as provided in this Section. If the Premises are damaged by any peril within twelve (12) months prior to the last day of the Lease Term and, in the reasonable opinion of the Lessor's architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage renders unusable more than thirty percent

(30%) of the Premises, Lessor may terminate this Lease on sixty (60) days written notice to Lessee.

                (b) If the Premises are damaged or destroyed by any cause to the extent of more than fifty percent (50%) of the total Rentable Area of all office/research and development Buildings which are then part of the Premises during the Lease Term, Lessor shall notify Lessee within sixty (60) days after such damage or destruction whether it will repair the same within twelve (12) months (subject to force majeure) from the date of such notice and if Lessor states that it will not repair within said twelve (12) months (subject to force majeure) this Lease shall terminate ten (10) business days after Lessor gives its notice. In the event Lessor elects to repair, Lessor shall commence repairs within a reasonable time and diligently proceed to complete such repairs, in each instance subject to force majeure delays. In the event of termination, Lessor shall pay to Lessee all insurance proceeds, if any, received by Lessor as a result of the damage or destruction to the extent allocable to unamortized Tenant Improvements or other Alterations installed in the damaged Buildings at Lessee's sole cost and expense, using an amortization schedule of equal monthly installments over the first sixty (60) months following the delivery of each damaged Building, but only to the extent such payment will not violate the terms and conditions of any trust deed recorded against the Project or Premises or constitute a default thereunder.

        Section 8.02. Waiver of Civil Code Remedies. Lessee hereby expressly
        --------------------------------------------
waives any rights to terminate this Lease upon damage or destruction to the Premises, including without limitation any rights pursuant to the provisions of
Section 1932, Subdivision 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time-to-time, and the provisions of any similar law hereinafter enacted.

        Section 8.03. No Abatement of Rentals. The Rentals and other charges due
        --------------------------------------
under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (except to the extent of proceeds received by Lessor from the rental loss insurance), and Lessor shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01. above during the period of rebuilding pursuant to Section 8.01.(a) above, or if the Lease is terminated pursuant to Section 8.01.(a) above. Lessee shall have no claim against Lessor, including, without limitation, for compensation for inconvenience or loss of business, profits or goodwill during any period of repair or reconstruction.

        Section 8.04. Liability for Personal Property. In no event shall Lessor
        ----------------------------------------------
have any liability for, nor shall it be required to repair or restore, any injury or damage to Lessee's personal property or to any other personal property or to Alterations in or upon the Premises by Lessee.

                                   ARTICLE IX
                                   ----------
                               REAL PROPERTY TAXES
                               -------------------

        Section 9.01. Payment of Taxes. Lessee shall pay the real property tax,
        -------------------------------
including any escaped or supplemental tax and any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license, fee, charge, excise or imposition ("real property tax"), imposed, assessed or levied on or with respect to the Premises by any Federal, State, County, City or other political subdivision or public authority having the direct or indirect power to tax, including any improvement district thereof or any community facilities district, as against any legal or equitable interest of Lessor in the Premises or against the Premises or any part thereof applicable to the Premises for a period of time included within the Lease Term. All such payments shall be made at least ten
(10) days prior to the delinquency date for such payment or ten (10) days after Lessee's receipt of the tax bill, whichever is later. Notwithstanding the foregoing, Lessee shall not be required to pay any net income taxes, franchise taxes, or any succession or inheritance taxes of Lessor. If any anytime during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, charge or imposition, excise on rents under the Lease, the square footage of the Premises, the act of entering into this Lease, or the occupancy of Lessee, or levies or assesses against Lessor any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Premises as a direct substitution in whole or in part for, or in addition to, any real property taxes on the Premises, Lessee shall pay ten (10) days before delinquency or ten (10) days after receipt of the tax bill, whichever is later, that tax, fee, charge, excise or imposition.

        Section 9.02. Pro Ration for Partial Years. If any such taxes paid by
        -------------------------------------------
Lessee shall cover any period prior to the Commencement Date or after the Expiration Date of the Lease Term, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to any extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same in which case Lessee shall repay such amount to Lessor within ten (10) days after written demand, together with interest at the Agreed Rate.

        Section 9.03. Personal Property Taxes.
        --------------------------------------

                (a) Lessee shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere at the Project. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                (c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the Agreed Rate.

                                    ARTICLE X
                                    ---------
                                    UTILITIES
                                    ---------

        Section 10.01. Lessee to Pay. Lessee shall pay prior to delinquency and
        -----------------------------
throughout the Lease Term, all charges for water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, landscaping and all other materials and utilities supplied to the Premises. The disruption, failure, lack or shortage of any service or utility due to any cause whatsoever shall not affect any obligation of Lessee hereunder, and Lessee shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all rent due hereunder, all without diminution, credit or deduction.

                                   ARTICLE XI
                                   ----------
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

        Section 11.01. Lessor's Consent Required. Except as provided in Section
        -----------------------------------------
11.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises or any part thereof, without Lessor's prior written consent which Lessor shall not unreasonably withhold or delay. Lessor shall respond in writing to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without such consent shall be void, and shall constitute a breach of this Lease. By way of example, but not limitation, reasonable grounds for denying consent include: (i) poor credit history or insufficient financial strength of transferee, (ii) transferee's intended use of the Premises is inconsistent with the permitted use or will materially and adversely affect Lessor's interest. Lessee shall reimburse Lessor upon demand for Lessor's reasonable costs and expenses (including attorneys' fees, architect fees and engineering fees) involved in renewing any request for consent whether or not consent is granted.

        Section 11.02. Lessee Affiliates. Without the approval of Lessor, Lessee
        ---------------------------------
may assign or sublet the Premises, or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises ("Affiliates"), provided that said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease and provided further that the use to which the Premises will be put does not materially change and provided further, Lessee shall provide Lessor at least ten (10) business days advance written notice of any such assignment or sublease, including fully executed assignment or sublease documents and evidence that the transaction is of a type described in this Section 11.02. Any such assignment or sublease shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

        Section 11.03. No Release of Lessee. Regardless of Lessor's consent, no
        ------------------------------------
subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

        Section 11.04. Excess Rent. In the event Lessor shall consent to a
        ---------------------------
sublease or an assignment, Lessee shall pay to Lessor with its regularly scheduled Base Rent payments, fifty percent (50%) of all sums and the fair market value of all consideration collected or received by

Lessee from a sublessee or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to
Article IV for the time period encompassed by the sublease or assignment term, after first deducting reasonable leasing commissions, provided that this provision shall not apply to consideration for the first twelve (12) months of the first sublease of any space within any office/research development Building (and not to any subsequent sublease of such space) so long as such sublease is for at least twenty four (24) months and that the consideration for the second and any subsequent twelve (12) month period of such sublease (including extension options) is not less than the consideration for the first twelve (12) months.

        Section 11.05. No Impairment of Security. Lessee's written request to
        -----------------------------------------
Lessor for consent to an assignment or subletting or other form of transfer shall be accompanied by (a) the name and legal composition of the proposed transferee; (b) the nature of the proposed transferee's business to be carried on in the Premises; (c) the terms and provisions of the proposed transfer agreement; and (d) such financial and other reasonable information as Lessor may request concerning the proposed transferee.

        Section 11.06. Lessor's Recapture Rights.
        -----------------------------------------

                (a) Lessor's Recapture Rights. Notwithstanding any other
                   ---------------------------
provision of this Article 11, in the event that Lessee proposes to sublease or assign or otherwise transfer any interest in this Lease or the Premises or any part thereof affecting (collectively with all other such subleases, assignments, or transfers then in effect) more than sixty percent (60%) of the square footage of the total Rentable Area of the four (4) office/research and development Buildings ("Recapture Space"), then Lessor shall have the option to recapture the Recapture Space by written notice to Lessee ("Recapture Notice") given within ten (10) business days after Lessor receives any notice of such proposed assignment or sublease or other transfer ("Transfer Notice"). A timely Recapture Notice terminates this Lease for the Recapture Space, effective as of the date specified in the Transfer Notice. If Lessor declines or fails timely to deliver a Recapture Notice, Lessor shall have no further right under this Section 11.06 to the Recapture Space unless it becomes available again after such transfer by Lessee or unless Lessee proposes another such transfer. For purposes of this
Section 11.05, the Rentable Area of the Amenity Building shall not be utilized in the calculation of Recapture Space. This Section 11.06 shall not apply to the sublease of space or assignment of this Lease to an Affiliate as defined in
Section 11.02 above.

                (b) Consequences of Recapture. To determine the new Base Rent
                   ---------------------------
under this Lease if Lessor recaptures the Recapture Space, the then current Base Rent (immediately before Lessor's recapture) under the Lease shall be multiplied by a fraction, numerator of which is the square feet of the Rentable Area retained by Lessee after Lessor's recapture and the denominator of which is the total square feet of the Rentable Area before Lessor's recapture. The Additional Rent, to the extent that it is calculated on the basis of the square feet within the affected Building, shall be reduced to reflect Lessee's proportionate share based on the square feet of the Building-retained by Lessee after Lessor's recapture. This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Lessor's recapture of the Recapture Space. If Lessor recaptures the Recapture Space, Lessor shall, at Lessor's sole expense, construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Lessee.

                                  ARTICLE XII
                                  -----------
                               DEFAULTS: REMEDIES
                               ------------------

        Section 12.01. Defaults. The occurrence of any one or more of the
        ------------------------
following events shall constitute a material default and breach of this Lease by
Lessee:

                (a) The abandonment of the Premises by Lessee or the commission of waste at the Premises or the making of an assignment or subletting in violation of Article XI, provided however, abandonment shall be considered to not occur if the Premises are maintained and occupied to the extent necessary to maintain the insurance on each and every portion of the Premises;

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit in the form required by applicable Unlawful Detainer statutes such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

                (c) Lessee's failure to provide, (i) any instrument or assurance as required by Section 7.05, or (ii) estoppel certificate as required by Section 15.01, or (iii) any document which Lessee is obligated to provide under Section
17.13 subordinating this Lease to a Lender's deed of trust if such failure continues for five (5) business days after written notice of the failure from Lessor to Lessee. In the event Lessor serves Lessee with a Notice to Perform Covenant or Quit in the form required by applicable Unlawful Detainer Statutes, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

                (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a) (b) or (c) above, if such failure continues for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion;

                (e) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Lessee of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Lessee which remains uncontested for a period of sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;

                (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee's obligations hereunder, was materially false;

                (g) The failure by Lessee to timely observe and perform any obligation under the City of Sunnyvale TDM Plan or any successor or similar plan or requirement if such failure continues for five (5) business days (or if longer, any cure period provided by the City of Sunnyvale before it levies any penalty, fines or taxes or any other action adverse to Lessor) after written notice of the failure from Lessor to Lessee;

                (h) The failure by Lessee to deposit timely any letters of credit or to fail to timely pay the General Contractor for costs of Tenant Improvements as required by Sections 2.04(g) if such failure continues for five
(5) business days after written notice of the failure from Lessor to Lessee.

        Section 12.02. Remedies. In the event of any such material default and
        ------------------------
breach by Lessee, Lessor may at any time thereafter, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default and breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means including by way of unlawful detainer (and without any further notice if a notice in compliance with the unlawful detainer statutes and in compliance with paragraphs (b), (c) (d) (g) or (h) of Section 12.01 above has already been given), in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorneys' fees related thereto; (ii) the worth at the time of the award of any unpaid rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time of the award of the amount by which the unpaid rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one per cent (1%), (v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

                (b) Maintain Lessee's right to possession as provided in Civil Code Section 1951.4 in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid amounts of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Agreed Rate.

        Section 12.03. Default by Lessor. Lessor shall not be in default under
        ---------------------------------
this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying that Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the Agreed Rate provided, however, that if the parties are in dispute as to what constitutes Lessor's obligations under this Lease, any such dispute shall be resolved by arbitration in a manner identical to that provided in Section 8.02 above. Lessee waives any right to terminate this Lease or to vacate the Premises on Lessor's default under this Lease. Lessee's sole remedy on Lessor's default is an action for damages or injunctive or declaratory relief. Notwithstanding the foregoing, nothing herein shall be deemed applicable in the event of Lessor's delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.01 above.

        Section 12.04. Late Charges. Lessee hereby acknowledges that late
        ----------------------------
payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designated agent within five
(5) days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary.

                                  ARTICLE XIII
                                  ------------

                            CONDEMNATION OF PREMISES
                            ------------------------

         Section 13.01. Total Condemnation. If the entire Premises, whether by
         -----------------------------------
exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the Lease Term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor or the award for the value of the unexpired portion of this Lease Term.

         Section 13.02. Partial Condemnation. If any portion of the Premises is
         ------------------------------------
taken by condemnation during the Lease Term, whether by exercise of governmental power or the sale for transfer by Lessor to an condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking leaves the Premises unfit for the conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within thirty (30) days after receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the value of any , unexpired portion of the Lease Term. If this Lease shall not be canceled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. If Lessee's continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee's expense. Lessee waives all rights it may have under California Code of Civil Procedure Section 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

         Section 13.03. Award to Lessee. In the event of any condemnation,
         -------------------------------
whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation. The balance of any condemnation award shall belong to Lessor (including, without limitation, any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the then present value of the rent payable for the remainder of the Lease Term) and Lessee shall have no further right to recover from Lessor or the condemning authority for any claims arising out of such taking. Except as provided below, in connection with a condemnation: (a) Lessor shall be entitled to receive all compensation and anything of value awarded, paid, or received in settlement or otherwise ("Award"); and (b) Lessee irrevocably assigns and transfers to Lessor all rights to and interests in the Award and fully releases and relinquishes any claim to, right to make a claim on, or interest in the Award. Notwithstanding the foregoing, Lessee shall have the right to make a separate claim in the condemnation proceeding for: (a) reasonable removal and relocation costs for any leasehold improvements that Lessee has the right to remove and elects to remove (if condemnor approves of the removal), (b) loss of goodwill, (c) relocation costs under Government Code section 7262, the claim for which Lessee may pursue by separate action independent of this Lease, but (d) only to the extent that any of the foregoing does not reduce the amount of the Award payable to Lessor. Lessee shall also be entitled to receive, if the Award expressly provides for same, an amount equal to the unamortized cost of the Tenant Improvements or other Alterations installed in any condemned Building at Lessee's sole cost and expense, using an amortization schedule of equal monthly amounts for the first sixty (60) months following the Delivery Date (or deemed Delivery Date) for such Building, but only to the extent such payment will not violate the terms and conditions of any trust deed recorded against the Project or Premises or constitute a default thereunder.

                                  ARTICLE XIV
                                  -----------

                                 ENTRY BY LESSOR
                                 ---------------

         Section 14.01. Entry by Lessor Permitted. Lessee shall permit Lessor
         ----------------------------------------
and its employees, agents and contractors to enter the Premises and all parts thereof (i) upon forty-eight (48) hours notice (or without notice in an emergency), including, without limitation, the Building and all parts thereof at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make repairs, alterations or additions to any other portion of the Premises, and (ii) upon twenty-four (24) hours notice to show the Premises and post "To Lease" signs for the purposes of reletting during the last twelve (12) months of the Lease Term (provided that Lessee has failed to exercise its option to extend) or extended Lease Term to show the Premises as part of a prospective sale by Lessor or to post notices of nonresponsibility. With respect to any such entry which is not an emergency entry, Lessor agrees not to unreasonably disturb Lessee's use or enjoyment of the Premises, and to minimize disruption to Lessee as much as reasonably practical, Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises hereby occasioned.

                                   ARTICLE XV
                                   ----------

                              ESTOPPEL CERTIFICATE
                              --------------------

         Section 15.01.    Estoppel Certificate.
         --------------------------------------

         (a) Each party ("Certifying Party") shall at any time upon not less than fifteen (15) days' prior written notice from the other execute, acknowledge and deliver to the other a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging, if true, that there are not, to Certifying Party's knowledge, any uncured defaults on the part of the other party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Premises.

         (b) Each party's failure to deliver such statement within such time shall be conclusive upon such party (i) that this Lease is in full force and effect, without modification except as may be represented by the other party on the notice, (ii) that there are no uncured defaults in the other party's performance, and (iii) that not more than one month's rent has been paid in advance.

                                  ARTICLE XVI
                                  -----------

                               LESSOR'S LIABILITY
                               ------------------

         Section 16.01. Limitations on Lessor's Liability. The term "Lessor" as
         -------------------------------------------------
used herein shall mean only the owner or owners at the time in question of the fee title of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. For any breach of this Lease by Lessor, the liability of Lessor (including all persons and entities that comprise Lessor, and any successor Lessor) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor, and Lessor's successors in interest, in and to the Premises. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor and each member, agent and employee of Lessor from any personal liability for breach of this Lease.

                                  ARTICLE XVII
                                  ------------

                               GENERAL PROVISIONS
                               ------------------

         Section 17.01. Severability. The invalidity of any provision of this
         -----------------------------
Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         Section 17.02. Agreed Rate Interest on Past-Due Obligations. Except as
         -----------------------------------------------------------
expressly herein provided, any amount due to either party not paid when due shall bear interest at the Bank of America prime rate plus one percent (1 %) ("Agreed Rate"). Payment of such interest shall not excuse or cure any default by Lessee under this Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California. Any interest paid in excess of those limits shall be refunded to the payor by application of the amount of excess interest paid against any sums outstanding in any order that payee requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to the payor by the payee. To ascertain whether any interest payable exceeds the limits imposed, any nonprincipal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

         Section 17.03. Time of Essence. Time is of the essence in the
         --------------------------------
performance of all obligations under this Lease.


         Section 17.04. Additional Rent. Any monetary obligations of Lessee to
         -------------------------------
Lessor under the terms of this Lease shall be deemed to be Additional Rent and Lessor shall have all the rights and remedies for the nonpayment of same as it would have for nonpayment of Base Rent, except that the one year requirement of Code of Civil Procedure Section 1161(2) shall apply only to scheduled installments of Base Rent and not to any Additional Rent. All references to "rent" (except specific references to either Base Rent or Additional Rent) shall mean Base Rent and Additional Rent.

         Section 17.05. Incorporation of Prior Agreements, Amendments and
         ----------------------------------------------------------------
Exhibits. This Lease (including Exhibits A, B, C, D, E, F, G, H, I, J, K, L, M
---------
and N contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Lease Term except as otherwise specifically stated in this Lease. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease.

         Section 17.06. Notices.
         -----------------------

         (a) Written Notice. Any notice required or permitted to be given
             --------------
hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Lessee or to Lessor at the addresses noted below, next to the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time-to-time hereafter designate by notice to Lessee, but delay or failure of delivery to such person shall not affect the validity of the delivery to Lessor or Lessee.

         (b) Methods of Delivery:
             -------------------

              (i) When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

              (ii) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

              (iii) When delivery by overnight delivery Federal
Express/Airborne/United Parcel Service/DHL Worldwide Express with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

         (c) Refused, Unclaimed or Undeliverable Notices. Any correctly
             --------------------------------------------
addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

         Section 17.07. Waivers. No waiver of any provision hereof shall be
         ----------------------
deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         Section 17.08. Recording. Either Lessor or Lessee shall, upon request
         ------------------------
of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes, provided that Lessee shall also simultaneously execute in recordable form and deliver to Lessor a Quit Claim Deed as to its leasehold and any other interest in the Premises and hereby authorizes Lessor to date and record the same only upon the expiration or sooner termination of this Lease.

        Section 17.09. Surrender of Possession; Holding Over.
        -----------------------------------------------------

         (a) At the expiration of the Lease, Lessee agrees to deliver up and surrender to Lessor possession of the Premises and all improvements thereon broom clean and, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear (wear and tear which could have been avoided by first class maintenance practices and in accordance with industry standards shall not be deemed "ordinary"). Upon expiration or sooner termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any personal properly which it is entitled or obligated to remove from the Premises upon the expiration or sooner termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, debris and obstruction, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rent and with respect to any claims of a successor occupant.

         (b) If Lessee, with Lessor's prior written consent, remains in possession of the Premises after expiration of the Lease Term and if Lessor and Lessee have not executed an express written agreement as to such holding over, then such occupancy shall be a tenancy from month to month at a monthly Base Rent equivalent to 125% (for the first three months of holdover) and thereafter 150% of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided for Base Rent. In the event of such holding over, all of the terms of this Lease, including the payment of Additional Rent all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

         Section 17.10. Cumulative Remedies. No remedy or election hereunder by
         ----------------------------------
Lessor shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity, provided that notice and cure periods set forth in Article XII are intended to extend and modify statutory notice provisions to the extent expressly stated in Section 12.01.

         Section 17.11. Covenants and Conditions. Each provision of this Lease
         ----------------------------------------
to be observed or performed by Lessee shall be deemed both a covenant and a condition.

         Section 17.12. Binding Effect; Choice of Law. Subject to any provisions
         ---------------------------------------------
hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVI, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any legal or equitable action or proceeding brought with respect to the Lease or the Premises shall be brought in Santa Clara County, California.

         Section 17.13. Lease to be Subordinate. Lessee agrees that this Lease
         --------------------------------------
is and shall be, at all times, subject and subordinate to the lien of any mortgage or other encumbrances which Lessor may create during the Lease Term against the Premises including all renewals, replacements and extensions thereof provided, however, that regardless of any default under any such mortgage or encumbrance or any sale of the Premises under such mortgage, so long as Lessee timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Lessee's possession and rights hereunder shall not be disturbed by the mortgagee or anyone claiming under or through such mortgagee. Lessee shall execute any documents subordinating this Lease within ten (10) days after delivery of same by Lessor so long as the Lender agrees therein that this Lease will not be terminated if Lessee is not in default following a foreclosure, including, without limitation, any Subordination Non-Disturbance and Attornment Agreement ("SNDA") which is substantially in the form attached hereto as Exhibit "F." Lessor shall also utilize its commercially reasonable efforts to obtain a non-disturbance agreement from any existing lender.

         Section 17.14. Attorney' Fees. If either party herein brings an action
         -------------------------------
to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover its reasonable attorneys' fees, expert witness fees and costs as fixed by the Court.

         Section 17.15. Signs. Lessee shall not place any sign upon the exterior
         ---------------------
of any Building without Lessor's prior written consent, which consent shall not be unreasonably withheld and which consent is hereby given to the signage described in Exhibit "G" hereto. Lessee, at its sole cost and expense, after obtaining Lessor's prior written consent, shall install, maintain and remove prior to expiration of this Lease (or within ten (10) days after any earlier termination of this Lease) all signage in full compliance with (i) all applicable law, statutes, ordinances and regulations and (ii) all provisions of this Lease concerning Alterations.

         Section 17.16. Merger. The voluntary or other surrender of this Lease
         -----------------------
by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

         Section 17.17. Guarantor. [Intentionally Omitted] [Exhibit H]
         ------------------------

         Section 17.18. Quiet Possession. Upon Lessee timely paying the rent for
         ---------------------------------
the Premises and timely observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease Term, subject to all of the provisions of this Lease.

         Section 17.19. Easements. Lessor reserves to itself the right, from
         -------------------------
time-to-time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting and recordation, upon request of Lessor, and failure to do so within ten (10) business days of a written request to do so shall constitute a material breach of this Lease.

         Section 17.20. Authority. Each individual executing this Lease on
         --------------------------
behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms. Each party shall provide the other with a certified copy of its resolution within ten (10) days after execution hereof, but failure to do so shall in no manner (i) be evidence of the absence of authority or (ii) affect the representation or warranty. It is understood that this Lease shall not be binding on Lessor unless and until Lessor shall have executed same and delivered a fully executed copy of this to Lessee.

         Section 17.21. Force Majeure Delays. In any case where either party
         ------------------------------------
hereto is required to do any act (other than the payment of money), delays caused by or resulting from Acts of God or Nature, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, unplanned delays in governmental permitting or approval process, government regulations, unusually severe weather, or other causes beyond such party's reasonable control the time during which act shall be completed, shall be deemed to be extended by the period of such delay, whether such time be designated by a fixed date, a fixed time or "a reasonable time."

         Section 17.22. Hazardous Materials.
         -------------------------------------

         (a) Definition of Hazardous Materials and Environmental Laws.
           ----------------------------------------------------------
"Hazardous Materials" means any (a) substance, product, waste or other material of any nature whatsoever which is or becomes listed regulated or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq. ("CERCLA"); the Hazardous Materials Transportation Act ("HMTA") 49 U.S.C. section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. ("RCRA"); the Toxic Substances Control Act, 15 U.S.C. sections 2601, et seq. ("TSCA"); the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq.; (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, response, removal and remediation costs) or standards of conduct or performance concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect (collectively, "Environmental Laws"); (b) any substance, product, waste or other material of any nature whatsoever whose presence in and of itself may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance, strict or absolute liability or under any reported decisions of a state or federal court, (c) petroleum or crude oil, including but not limited to petroleum and petroleum products contained within regularly operated motor vehicles and (d) asbestos.

         (b) Lessor's Representations and Disclosures. Lessor represents that it
             -----------------------------------------
has provided Lessee with a description of the Hazardous Materials on or beneath the Property as of the date hereof, attached hereto as Exhibit I and incorporated herein by reference; Lessee acknowledges that in providing the attached Exhibit I, Lessor has satisfied its obligations of disclosure pursuant to California Health & Safety Code Section 25359.7 which requires:

         "Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath that real property shall, prior to the sale, lease or rental of the real property by that owner, give written notice of that condition to the buyer, lessee or renter of the real property."

         (c) Use of Hazardous Materials. Lessee shall not cause or permit any
             ---------------------------
Hazardous Materials to be brought upon, kept or used in, on or about the Property by Lessee, its agents, employees, contractors, licensee, guests, visitors or invitees without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent so long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Materials are necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with all applicable Environmental Laws. Lessee shall, at all times, use, keep, store, handle, transport, treat or dispose all such Hazardous Materials in or about the Property in compliance with all applicable Environmental Laws. Lessee shall remove all Hazardous Materials used or brought onto the Property during the Lease Term from the Property prior to the expiration or earlier termination of the lease.

         (d) Use of Property. Lessee shall not use the Property in any manner
            ----------------
that could cause or contribute to the migration or release of any existing contamination and shall not interfere with response actions taken on or around the Property.

         (e) Lessee's and Lessor's Environmental Indemnity. Lessee agrees to
            -----------------------------------------------
indemnify and hold Lessor harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Property, and/or subsurface or ground water, after the Commencement Date from an act or omission of Lessee (or Lessee's successor), its agents, employees, invitees, vendors, contractors, guests or visitors. Lessor agrees to indemnify and hold Lessee harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Property, and/or subsurface or ground water, prior to the Commencement Date from an act or omission of Lessor (or Lessor's predecessor), its agents, employees, invitees, vendors, contractors, guests or visitors.

         (f) Lessee's Obligation to Promptly Remediate. If the presence of
             -----------------------------------------
Hazardous Materials on the Premises after the Commencement Date results from an act or omission of Lessee (or Lessee's successors), its agents, employees, invitees, vendors, contractors, guests, or visitors results in contamination or deterioration of the Property or any water or soil beneath the Property, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Lessor's approval of such action shall first be obtained. Lessor's approval shall not be unreasonably withheld.

         (g) Notification. Lessor and Lessee each agree to promptly notify the
              ------------
other of any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Property.

         Section 17.23. Modifications Required by Lessor's Lender. If any lender
         ---------------------------------------------------------
of Lessor requires a modification of this Lease that will not increase Lessee's cost or expense or materially and adversely change Lessee's rights and obligations, this Lease shall be so modified and Lessee shall execute whatever documents are required by such lender and deliver them to Lessor within ten (10) days after the request.

         Section 17.24. Brokers. Lessor and Lessee each represents to the other
         ------------------------
that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof ("Brokers") and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owning on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 17.24 shall survive the expiration or earlier termination of the Lease Term.

         Section 17.25. Right of First Offer to Lease Adjacent Project.
         ----------------------------------------------------------------

         (a) If Lessor enters into a Purchase and Sale Agreement to purchase certain real property which is adjacent to the Project and which is depicted on Exhibit "N" hereto and on which Lessor desires to develop an additional office/research and development project "Adjacent Project," Lessee shall have a right of first offer ("Right of First Offer") to lease the Adjacent Project subject to paragraphs (b) through (g) below.

         (b) This Section 17.25 shall automatically and permanently become null and void if at the time Lessor enters into the aforesaid Purchase and Sale Agreement or at the time Lessee exercises the Right of First Offer: (i) this Lease is not in full force and effect, (ii) Lessee is in default beyond any expressly notice and cure period provided under this Lease, and (iii) Lessee's then current financial condition, as revealed by its most recent financial statements (which shall include quarterly and annual financial statements, including income statements, balance sheets, and cash flow statements), fail to demonstrate that either: (1) Lessee's net worth is at least equal to its net worth at the time this Lease was signed; or (2) Lessee meets other financial criteria acceptable to Lessor in its sole discretion.

         (c) If Lessee is not in default beyond any express notice and cure period provided under this Lease when Lessor enters into said Purchase and Sale Agreement or at the time Lessee exercises its Right of First Offer, Lessor shall not lease the Adjacent Project to another lessee unless and until Lessor has first offered it to Lessee in writing (the "Offer Notice") and either (i) Lessee rejects such offer or (ii) a period of five (5) business days has elapsed from the date that Lessor has delivered the Offer Notice to Lessee, without Lessee having notified Lessor in writing of its acceptance of such Offer Notice, delivered a signed Lease and supplied Lessor with current financial statements pursuant to Section 17.25 (b), whichever event occurs first. The Offer Notice shall contain the following information: (a) a general description of the number of buildings to be built and the approximate rentable square feet of each, (b) the date on which the Lessor expects the lease term to commence, (c) the base rent. There shall be attached to the Offer Notice a form of written Lease containing such other terms and conditions upon which Lessor wishes to lease the Adjacent Project.

         (d) If Lessee timely delivers to Lessor, in accordance with the conditions of this Section 17.25, written notice of Lessee's acceptance of the Offer Notice together with a signed Lease (without modification of any kind) and Lessee's financial statements and Lessor determines pursuant to Section 17.25(b) that Lessee meets all of the conditions provided in this Section 17.25, then Lessee shall be deemed to have duly exercised its right hereunder and Lessor shall execute the Lease.

         (e) If Lessee declines or fails to duly and timely accept the Offer Notice and to return same with the signed Lease and financial statements as provided in Section 17.25(d), or fails to meet all of the conditions provided in
Section 17.25(b), this Section 17.25 shall automatically become null and void and have no further force and effect and Lessor shall thereafter be free to lease the Adjacent Project in portions or in its entirety to any tenant at any time without regard to the restrictions in this Section 17.25 and on whatever terms and conditions Lessor may decide in its sole discretion, without again complying with all the provisions of this Section 17.25.

         (f) This Right of First Offer is personal to the Lessee signing this Lease and shall become null and void upon the occurrence of an assignment of the Lease or a sublet of all or more than fifty percent (50%) of the Rentable Area of the Premises for the remainder of the Lease Term other than to an Affiliate of said Lessee.

         (g) This Right of First Offer shall become null and void upon the occurrence of any transfer of title to the Premises or Project by Lessor, including without limitation, by foreclosure or otherwise.

         Section 17.26. Right of First Offer to Purchase Premises. Should Lessor
         ---------------------------------------------------------
determine at any time during the Lease Term that it intends to sell the Premises, and Lessee is not then in default beyond any express notice and cure period provided under this Lease, it shall notify Lessee of the terms and conditions on which it wishes to sell in the form of a Purchase and Sale Agreement which shall have terms and conditions sufficient to constitute a binding contract (once signed by both parties) to accomplish the purchase and sale and which terms and conditions shall otherwise be in the sole discretion of Lessor. If Lessee does not sign and hand-deliver the signed Purchase and Sale Agreement to Lessor (without modification of any kind) within five (5) business days after Lessor delivers same to Lessee, or if Lessee fails to provide with said signed Purchase and Sale Agreement financial statements demonstrating that Lessee's net worth is at least equal to its net worth at the time this Lease is executed, or if Lessee fails to timely perform all of its obligations under the Purchase and Sale Agreement or the escrow established thereunder is terminated for any reason, this Section 17.26 shall automatically become null and void and have no further force and effect and Lessor shall thereafter be free to sell the Premises or Project in portions or in its entirety to any buyer at any tune without regard to the restrictions in this Section 17.26 and on whatever terms and conditions Lessor may decide in its sole discretion, without again complying with any of the provisions of this Section 17.26. This Right of First Offer is personal to the Lessee signing this Lease and shall become null and void upon the occurrence of an assignment of the Lease or a sublet of all or more than fifty percent (5O%) of the Premises for the remainder of the Lease Term other than to an Affiliate of said Lessee. This Right of First Offer shall become null and void upon the occurrence of any transfer of title to the Premises or Project by Lessor, including without limitation, by foreclosure or otherwise. This Right of First Offer shall be subordinate to the lien of any deed of trust recorded against the Project or Premises at any time. This Right of First Offer shall not apply with respect to any transfer of title or other interest in the Project or Premises to an entity which is an "Affiliate" of Lessor (as that Lessor is used herein Section 11.02 to describe entity relationships of Lessee) or to Lehman brothers or any entity related to Lehman Brothers.

         Section 17.27. List of Exhibits.
         ----------------------------------

                                                                       Ref. Page
                                                                       ---------

EXHIBIT A:        Real Property Legal Description,
                           Site Plan, and Building Elevations

EXHIBIT B:        Plans and Specifications for Shell Buildings

EXHIBIT C:        Work Letter Agreement for Tenant

                           Improvements and Interior Specification Standards

EXHIBIT D:        Cost Responsibilities of Lessor and Lessee

EXHIBIT E:        Memorandum of Commencement of Lease
                           Term and Schedule of Base Rent

EXHIBIT F:        SNDA

EXHIBIT G:        Signage Exhibit

EXHIBIT H:        Guaranty of Lease [Intentionally Omitted]

EXHIBIT I:        Hazardous Materials Disclosure

EXHIBIT J:        [Intentionally omitted]

EXHIBIT K:        [Intentionally omitted]

EXHIBIT L:        Rules and Regulations

EXHIBIT M:        Moffett Park TDM Plan

EXHIBIT N:        Adjacent Project

LESSOR AND LESSEE EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO. EACH PARTY HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

Executed at San Jose, California, as of the reference date.

LESSOR:                                       ADDRESS:

MOFFET PARK DRIVE LLC,                        c/o Jay Paul Company
a California limited liability company        353 Sacramento Street, Suite 1740
                                              San Francisco, California  94111
By:  GATEWAY LAND COMPANY, INC.
     a California corporation,
     Managing Member                          With a copy to:

By:  /s/ Jay Paul
     --------------------------------------   Thomas G. Perkins, Esq.
     Jay Paul, President                      99 Almaden Blvd., 8th Floor
                                              San Jose, CA  95113
                                              Telephone:  408/993-9911
                                              Facsimile:  408/286-3312

LESSEE:                                       ADDRESS:

ARIBA, INC.,                                  1565 Charleston Road
a Delaware corporation                        Mountain View, CA  94041
                                              ATTN:  Chief Financial Officer

By:  /s/ Edward P. Kinsey
     --------------------------------------
     Edward P. Kinsey
     --------------------------------------   1111 Lockhead Martin Way
              (Type or print name)            Sunnyvale, CA  94089

Its: Vice President - Finance
     --------------------------------------   (After Commencement Date)
     Chief Executive Officer                  Copies to:
     --------------------------------------   ---------
                                              Ariba - Real Estate Dept. and
                                              Ariba - Legal Dept.
                                              1111 Lockhead Martin Way
                                              Sunnyvale, CA  94089

                                BROKER EXECUTION
                                ----------------

         By signing below, the indicated real estate broker or agent is not being made a party hereto but is signifying its agreement with the provisions hereof concerning brokerage.

LESSOR'S BROKER:                             ADDRESS:

Cornish & Carey Commercial                   2804 Mission College Boulevard
                                             Suite 120

By:                                          Santa Clara, California  95054
     ----------------------------------
     Phil Mahoney
     (Type or print name)

Its: Executive Vice President

LESSEE'S BROKER:                             ADDRESS:

Cushman & Wakefield                          2055 Gateway Place, Suite 550
                                             San Jose, California  95110
By:  /s/ John McMann
     ---------------------------------
     John McMann
     (Type or print name)

Its: Associate Director

                                    EXHIBIT A

                                       TO

                             MOFFETT PARK DRIVE LLC

                                      LEASE

                                       TO

                                   ARIBA, INC.

                                  FOR PREMISES

                                       at

                            1111 Lockheed Martin Way

                              Sunnyvale, California

                        REAL PROPERTY LEGAL DESCRIPTION,

                        SITE PLAN AND BUILDING ELEVATIONS
                        ---------------------------------

                                 (See Attached)

                       [INSERT MOFFET PARK GRAPHIC HERE]

                             Moffett Park Site Plan

Exhibit shows the Moffett Park site plan, which includes four buildings and a parking area.

                [INSERT MOFFET PARK GRAPHIC DRIVE ELEVATION HERE]

                                    Elevation

          Exhibit shows Lockheed Way and Moffett Park Drive elevation.

                                                                Order No. 517852
                                                                      Page No. 7

                                LEGAL DESCRIPTION

REAL PROPERTY in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Commencing at the point of intersection of the Westerly line of that certain parcel of land conveyed to Lockheed Aircraft Corporation, by Deed recorded February 1, 1956 in Book 3403, at page 27, Official Records of Santa Clara County, with the Northerly line of the existing State Highway in Santa Clara County, Road IV-SCI-66-B (Bayshore Highway); thence along said Westerly line, North 15(degree) 22' 44" East 811.7 feet to the true point of beginning of the parcel to be described; thence from said true point of beginning, leaving said line and going along the line of lands to be acquired by the Division of Highways, South 5(degree) 45' 46" West 230.86 feet; thence along a curve to the left with a radius of 284.00 feet, through a central angle of 1(degree) 16' 18", an arc distance of 55.87 feet to a point of compound curvature; thence along the arc of a curve to the left with a radius of 41.00 feet, through a central angle of 63(degree) 58' 31', an arc distance of 45.79 feet; thence South 69(degree) 29' 03" East 185.61 feet; thence on the arc of a curve to the left with a radius of 410.00 feet (the tangent to said curve at the point of beginning bears South 80(degree) 59' 31" East), through a central angle of 20(degree) 55' 04", an arc distance of 149.68 feet; thence North 78(degree) 05' 25" East 269.53 feet; thence on the arc of a curve to the left with a radius of 1924.00 feet, through a central angle of 5(degree) 24' 34", an arc distance of 181.65 feet; thence North 72(degree) 40' 51" East 601.58 feet; thence on the arc of a curve to the left with a radius of 960.00 feet, through a central angle of 6(degree) 52' 02", an arc distance of 115.06 feet; thence continuing along said line to be conveyed to the Division of Highways, North 65(degree) 48' 49" East 146.38 feet to a point in the Easterly line of said parcel, said point bears North 14(degree) 52' 20" East 359.40 feet from the center line of the existing State Highway in Santa Clare County, Road 4-SC1-113-A; thence along said Easterly line of said parcel, North 14(degree) 52' 20" East 454.56 feet to the Southeasterly corner of that certain 82.703 acre tract shown on Record of Survey of a portion of Lot 5A of the Murphy Partition of the Rancho Pastoria De Las Borregas, filed for record February 7, 1957 In Book 78 of Maps, at page 32, Santa Clara County Records; thence along the Southwesterly line of said 82.703 acre parcel, North 75(degree) 07' 40" West (called North 75(degree) 08' West on said Record of Survey), 1520.01 feet to the Westerly line of that certain tract of land hereinabove referred to, a description of which was recorded In Book 3403, at page 27, Official Records of Santa Clara County; thence along the Westerly line of said tract, South 15(degree) 22' 44" West 860.31 feet to the true point of beginning.

EXCEPTING THEREFROM that portion thereof described in the deed to the United States of America, recorded September 18, 1968 in Book 8265, page 381, Official Records, and more particularly described as follows:

Beginning at the intersection of the Northerly line of the lands conveyed to the State of California and recorded in Book 4035 of Official Records, at page 591, in the Office of the County Recorder of the County of Santa Clara, State of California with the Easterly line of Lot

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

                                                                Order No. 517852
LEGAL DESCRIPTION (Continued)                                         Page No. 8



5A of the "Partition of that part of the Rancho Pastoria De Las Borregas patented to Martin Murphy, Jr." and recorded in volume G of Maps, at pages 74 and 75 in the Office of the County Recorder, County of Santa Clara, State of California; thence along the Northerly line of the lands conveyed to the State of California, South 65(degree) 49' 50" West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6(degree) 52' 02", a distance of 115.06 feet; thence South 72(degree) 41' 52" West 133.33 feet; thence leaving said Northerly line, North 14(degree) 52' 20" East 636.00 feet; thence South 75(degree) 07' 40" East 320.92 feet to a point on the Easterly line of the above mentioned Lot 5A; thence along said Easterly line of Lot 5A, South 14(degree) 52' 20" West 455.22 feet to the point of beginning.

ALSO EXCEPTING THEREFROM that portion thereof described as "PARCEL 2101-A" in the deed to the Santa Clara County Transit District recorded September 26, 1997, Document No.13874485, Official Records, and more particularly described as follows:

Beginning at the Southerly terminus of the Easterly line of that certain 27.755 acre parcel as said parcel is shown on that certain Record of Survey filed in Book 283 of Maps, page 10, Records of Santa Clara County, California; thence Northerly along said Easterly line of said 27.755 acre parcel, the following two
(2) described courses: 1) North 15(degree) 45' 47" East 0.73 feet to the true point of beginning of this description; 2) continuing North 15(degree) 45' 47" East 45.87 feet to the beginning of a nontangent curve concave Northerly with a radius of 2739.00 feet; thence leaving said Easterly line of said 27.755 acre parcel from a tangent bearing of South 74(degree) 51' 31" West along said curve (with a radius of 2739.00 feet) through a central angle of 12(degree) 37' 47" and an arc length of 603.76 feet to the beginning of a compound curve concave Northerly with a radius of 3655.70 feet; thence Westerly along the last said curve (with a radius of 3655.70 feet) through a central angle of 1(degree) 33' 45" and an arc length of 99.70 feet; thence South 89(degree) 03' 03" West 552.58 feet to the Westerly line of said 27.755 acre parcel and to Point "A"; thence Southerly along said Westerly line of said 27.755 acre parcel, the following two
(2) described courses: 1) South 6(degree) 41' 08" West 10.31 feet to the beginning of a curve concave Easterly with a radius of 284.00 feet) 2) Southerly along the last said curve (with a radius of 284.00 feet) through a central angle of 5(degree) 49' 42" and an arc length of 28.89 feet; thence leaving said Westerly line of said 27.755 acre parcel North 89(degree) 03' 03" East 597.76 feet to the beginning of a curve concave Northerly with a radius of 2647.00 feet); thence Easterly along the last said curve (with a radius of 2647.00 feet) through a central angle of 14(degree) 02' 05" and an arc length of 648.39 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM that portion thereof described in the deed to The City of Sunnyvale recorded December 23, 1998, Document No. 14567148, Official Records and more particularly described as follows:

Beginning at the most Southeasterly corner of said 27.755 acre parcel of land, as said parcel is shown on that certain Record of Survey filed in Book 263 of Maps, page 10, Records of Santa Clara County, California, said corner also being on the Northerly right-of-way line of the lands described in the Deed to the State of California, recorded on March 21, 1958 in Book 4035 of Official Records, page 591, Records of Santa Clara County; thence along the Southerly line of said 27.755 acre parcel of land, and along said Northerly right-of-way line, the following seven (7) courses: 1) South 72(degree) 40' 51" West 467.92 feel to the beginning of a curve to the right having a radius of 1924.00 feet;
2) along said curve through a central angle of 05(degree) 24' 34" for an arc

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

                                                                Order No. 517852
LEGAL DESCRIPTION (Continued)                                         Page No. 9



length of 181.65 feet; 3) South 78(degree) 05' 25" West 269.53 feet to the beginning of a curve to the right having a radius of 410.00 feet; 4) along said curve through a center angle of 20(degree) 55' 04" for an arc length of (149.68 feet; 5) North 69(degree) 29' 03" West 185.61 feet to the beginning of a curve to the right having a radius of 41.00 feet; 6) along said curve through a central angle of 63(degree) 58' 31" for an arc length of 45.78 feet to the beginning of a curve to the right having a radius of 284.00 feet; 7) along said curve through a central angle of 05(degree) 27' 01" for an arc length of 27.02 feet; thence leaving last said lines along the Southerly proposed acquisition line for the area designated as 2101-A, as shown on the Santa Clara County Transportation Agency Tasman Corridor Protect Appraisal Map, dated March 22, 1996, the following two (2) courses: 1) North 88(degree) 09' 49" East 597.97 feet to the beginning of a curve to the left, having a radius of 2647.00 feet;
2) along said curve, through a central angle of 14(degree) 02' 05" for an arc length of 648.39 feet to a point on the Easterly line of said 27.755 acre parcel of land; thence along said Easterly line South 14(degree) 52' 20" West 0.72 feet to the point of beginning of this description.

PARCEL TWO:

All that certain real property, being a portion of that certain Relinquishment from the State of California to the City of Sunnyvale (Request 40500) recorded as Segment 1 in Document 14249920 in the Official Records of Santa Clara County, California, and being more particularly described as follows:

Beginning at the most Northerly point of Parcel 1, as said Parcel 1 is described in that certain Relinquishment No. 22171 as said Relinquishment is recorded in Book 6174, pages 121-125, Official Records of Santa Clara County, California, said point being on the Westerly line of said Segment 1 of said Relinquishment to the City of Sunnyvale; thence Southerly along the generally Easterly line of said Parcel 1 (generally Westerly line of said Segment 1) the following seven
(7) courses: 1) South 16(degree) 16' 06" West 106.20 feet; 2) North 73(degree) 43' 54" West 18.26 feet to the beginning of a nontangent curve concave Southerly with a radius of 18.00 feet; 3) from a tangent bearing of North 63(degree) 58' 29" West along said curve (with a radius of 19.00 feet) through a central angle of 67(degree) 23' 17" and an arc length of 22.35 feet to the beginning of a compound curve concave Southeasterly with a radius of 74.00 feet; 4) Southwesterly along the last said curve (with a radius of 74.00 feet) through a central angle of 50(degree) 48' 34" and an arc length of 65.62 feet; 5) South 2(degree) 10' 20" East 150.75 feet to the beginning of a curve concave Westerly with a radius of 118.00 feet; 6) Southerly along the last said curve (with a radius of 118.00 feet) through a central angle of 18(degree) 26' 26" and an arc length of 37.96 feet; 7) South 16(degree) 16' 06" West 316.73 feet; thence leaving said generally Easterly line of Parcel 1 (generally Westerly line of Segment 1) North 89(degree) 03' 03" East 74.12 feet to the Westerly line of that certain 27.755 acre parcel of land shown on that certain Record of Survey filed in Book 263 of Maps, page 10, Records of Santa Clara County and to the Easterly line of said Segment 1 of said Relinquishment to the City of Sunnyvale; thence Northerly along said Westerly line of said 27.755 acre parcel (Easterly line of Segment 1) the following two (2) described courses: 1) North 6(degree) 41' 08" East 133.77 feet; 2) North 16(degree) 16' 11" East 683.38 feet; thence leaving said Westerly line of said 27.755 acre parcel (Easterly line of Segment 1) Westerly along the Northerly line of said Segment 1, North 73(degree) 43' 49" West 40.00 feet to said generally Westerly line of Segment 1; thence Southerly along said generally Westerly line of Segment 1 South 22(degree) 16' 03" West
163.27 feet to the point of beginning.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

                                                                Order No. 517852
LEGAL DESCRIPTION (Continued)                                       Page No. 10


PARCEL THREE:

All of that certain property being a portion of the Lands of the Santa Clara Valley Transportation Authority, being more particularly described as follows:

Beginning at the most Northerly point of Parcel 1, as said Parcel 1 is described in that certain Relinquishment No. 22171 as said Relinquishment is recorded in Book 6174, pages 121-125, Official Records of Santa Clara County, California, thence Southerly along the generally Easterly line of said Parcel 1 the following seven (7) described courses: 1) South 16(degree) 16' 06" West 106.20 feet; 2) North 73(degree) 43' 54" West 18.26 feet to the beginning of a nontangent curve concave Southerly with a radius of 19.00 feet; 3) from a tangent bearing of North 63(degree) 58' 29" West along said curve (with a radius of 19.00 feet) through a central angle of 67(degree) 23' 17" and an arc length of 22.35 feet to the beginning of a compound curve concave Southeasterly with a radius of 74.00 feet; 4) Southwesterly along the last said curve (with a radius of 74.00 feat) through a central angle of 50(degree) 48' 34" and an arc length of 65.62 feet; 5) South 2(degree) 10' 20" East 150.75 feet to the beginning of a curve concave Westerly with a radius of 118.00 feet; 6) Southerly along the last said curve (with a radius of 118.00 feet) through a central angle of 18(degree) 26' 26" and an arc length of 37.96 feet; 7) South 16(degree) 16' 06" West 376.41 feet; thence leaving said generally Easterly line of Parcel 1 South 89(degree) 03' 03" West 48.38 feet to the beginning of a nontangent curve concave Westerly with a radius of 92.00 feet and to the generally Northerly (and Westerly) line of said Parcel 1; thence Northerly along said generally Northerly (and Westerly) line of Parcel 1, the following six (6) described courses: 1) from a tangent bearing of North 20(degree) 11' 22" East along the last said curve (with a radius of 92.00 feet) through a central angle of 3(degree) 55' 16" and an arc length of 6.30 feet; 2) North 16(degree) 16' 06" East 384.44 feet to the beginning of a curve concave Westerly with a radius of 72.00 feet; 3) Northerly along the last said curve (with a radius of 72.00 feet) through a central angle of 18(degree) 26' 26" and an arc length of 23.17 feet; 4) North 2(degree) 10' 20" West 185.66 feet to the beginning of a curve concave Southeasterly with a radius of 90.00 feet; 5) Northeasterly along the last said curve (with a radius of 90.00 feet) through a central angle of 93(degree) 51' 33" and an arc length of 147.43 feet to the beginning of a reverse curve concave Northwesterly with a radius of 50.00 feet; 6) Northeasterly along the last said curve (with a radius of 50.00 feet) through a, central angle of 69(degree) 58' 05" and an arc length of 61.06 feet to the point of beginning.

PARCEL FOUR:

A non-exclusive easement 30 feet in width for the purpose of ingress and egress and utilities, as reserved In the Deed to the United States of America, recorded September 18, 1968 in Book 8265 of Official Records, page 381, more particularly described as follows:

Commencing at the beginning of the Parcel Two described in said Deed; thence along the Northerly line of the lands conveyed to the State of California, South 65(degree) 49' 50" West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6(degree) 52' 02", a distance of 115.06 feet; thence South 72(degree) 41' 52" West 97.89 feet to the true point of beginning of the reservation; thence from said true point of beginning of the reservation, South 72(degree) 41' 52" West 35.44 feet; thence leaving said Northerly line, North 14(degree) 52' 20" East 686.09 feet; thence South 75(degree) 07' 40" East 30.00 feet; thence South 14(degree) 52' 20" West 667.22 feet to the true point of beginning of the reservation.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

                                                                Order No. 517852
LEGAL DESCRIPTION (Continued)                                        Page No. 11


PARCEL FIVE:

Storm drain easements with the right of encroachment and access for operation, maintenance and related functions, as reserved in the Deed to the United States of America recorded September 18, 1968 in Book 8265 of Official Records, page 381, more particularly described as follows:

Storm Drain Easement No. 1
--------------------------

Commencing at the beginning of Parcel Two described in said Deed; thence along the Northerly line of the lands conveyed to the State of California, South 63(degree) 49' 50" West 147.52 feet; thence along the arc of a tangent curve to the right having a radius of 960.00 feet, through a central angle of 6(degree) 52' 02", a distance of 115.06 feet; thence South 72(degree) 41' 52" West 133.33 feet; thence leaving said Northerly line, North 14(degree) 52' 20" East 78.00 feet to the centerline of the 10-ft. wide storm drain easement which is the true point of beginning of the reservation of Storm Drain Easement No. 1; thence from true point of beginning of the reservation of Storm Drain Easement No. 1, South 62(degree) 30' 00" East 50 feet, more or less, along the centerline of the 10-ft. wide easement to the 45-ft. wide drainage easement conveyed to the Santa Clara County Flood Control and Water Conservation District and recorded in Book 4562 of Official Records, at page 11, in the Office of the County Recorder of the County of Santa Clara, State of California.

Storm Drain Easement No. 2
--------------------------

Commencing at the beginning of Parcel Two described In said Deed; thence along the Northerly line of the lands conveyed to the State of California, South 65(degree) 48' 50" West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6(degree) 52' 02", a distance of 115.06 feet; thence South 72(degree) 41' 52" West 133.33 feet; thence leaving said Northerly line, North 14(degree) 52' 20" East 685.09 feet; thence South 75(degree) 07' 40" East 40.00 feet to the true point of beginning of the reservation of Storm Drain Easement No. 2; thence from said true point of beginning of the reservation of Storm Drain Easement No. 2, South 14(degree) 52' 20" West 35.00 feet; thence North 75(degree) 07' 40" West 40.00 feet; thence North 14(degree) 52' 20" East 15.00 feet; thence South 75(degree) 07' 40" East 30.00 feet; thence North 14(degree) 52' 20" East 20.00 feet; thence South 75(degree) 07' 40" East 10.00 feet to the true point of beginning of the reservation of Storm Drain Easement No. 2.

PARCEL SIX:

Easements described in and according to the terms and provisions set forth in the DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS, AND RECIPROCAL EASEMENTS (BAYSHORE/JAGELS/MANILA PARCELS) by Lockheed Martin Corporation recorded November 9, 1999 as Instrument No. 15053464, Official Records.

APN: 110-02-067
ARB: 110-1-24; 110-2-x61, 64
                                                                 ****

                                    EXHIBIT B
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                     SHELL BUILDING PLANS AND SPECIFICATIONS
                     ---------------------------------------

                                (To be provided)

[INSERT LEASE FLOOR PLAN GRAPHIC HERE - FIRST FLOOR]

                 [Graphic shows the lay out of the first floor.]

[INSERT LEASE FLOOR PLAN GRAPHIC HERE - SECOND FLOOR]

                  [Graphic shows lay out of the second floor]

[INSERT LEASE FLOOR PLAN GRAPHIC HERE - THIRD FLOOR]

                   [Graphic shows lay out of the third floor]

[INSERT LEASE FLOOR PLAN GRAPHIC HERE - FOURTH FLOOR]

                  [Graphic shows lay out of the fourth floor]

                                    EXHIBIT C
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                  WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS
                      AND INTERIOR SPECIFICATION STANDARDS
                      ------------------------------------

This agreement supplements the above referenced Lease executed concurrently herewith and is as follows:

         1. Lessee shall devote such time as may be necessary to enable Lessor to complete and obtain by the respective dates specified in Section 2.04(d) of the Lease Lessee's written approval, and approval by appropriate government authorities, of the final Working Drawings. The Working Drawings, as they may be modified or provided herein, shall be prepared by Lessor in accordance with the design specified by Lessee and reasonably approved by Lessor. Lessee shall be responsible for the suitability, for Lessee's needs and business, of the design and function of all Tenant Improvements. All improvements to be constructed by Lessor as shown on the Working Drawings, standard or special, shall be defined as "Tenant Improvements." A11 Tenant Improvements materials shall be of a quality equal to or greater than the quality of materials described on the Interior Specification Standards attached hereto as Schedule One.

         2. Lessor shall cause General Contractor to complete the construction of the Tenant Improvements in a good and workmanlike manner and in substantial accordance with the Working Drawings. Lessor shall not, however, be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Lessee, and the cost of such Personal Property shall be paid by Lessee. Lessee shall conform to all Project standards in installing any Personal Property and shall be subject to any and all rules of the site during construction.

         3. Payment for the Tenant Improvements shall be pursuant to Section 2.04(g) of the Lease.

         4. Lessee shall, by signing the Working Drawings within the time set forth in Section 2.04 (d) of the Lease, give Lessor authorization to complete the Tenant Improvements in accordance with such Working Drawings. If Lessee shall request any change, addition or alteration in the approved Working Drawings, Lessor shall promptly give Lessee a written estimate of the cost of engineering and design services to prepare a change order (the "Change Order") in accordance with such request and the time delay expected because of such request. If Lessee, in writing, approves such written estimate, Lessor shall have the Change Order prepared and Lessee shall concurrently reimburse Lessor for the cost thereof. Promptly upon the completion of such Change Order, Lessor shall notify Lessee in writing of the cost and delay which will be chargeable to Lessee by reason of such change, addition or deletion. Lessee shall within three (3) business days notify Lessor in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization, the Change Order will be deemed canceled and Lessee shall be chargeable with any delay in the completion of the Premises resulting from the processing of such Change Order, including the three (3) business day approval period.

         5. If the completion of the Tenant Improvements in the Premises is delayed (i) at the request of Lessee, (ii) by Lessee's failure to comply with the forgoing provisions and time frames set forth in Section 2.04(d), or (iii) by changes in the work ordered by Lessee or by extra work ordered by Lessee, or
(iv) because Lessee chooses to have additional work performed by Lessor, then Lessee shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Lessee's obligation to pay Rent because of Lessor's failure to complete the Tenant Improvements on time and any such delay in completion shall constitute Lessee Delay for purposes of Section 3.01(a) of the Lease.

         Each person executing this Work Letter Agreement certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of March ____, 2000, at _____________ (____________ County),
California.

MOFFETT PARK DRIVE LLC.,                       ARIBA, INC.,
a California limited liability company         a Delaware corporation

                                               By: /s/ EDWARD P. KINSEY
By: /s/ JAY PAUL                                  ------------------------------
   -----------------------------------                 Edward P. Kinsey
        Jay Paul                                  ------------------------------
Its: Manager                                      (Type or print name)

                                               Its: VP Finance & CFO
                                                   -----------------------------
                                               By:
                                                  ------------------------------

                                                  ------------------------------
                                                  (Type or print name)

                                               Its:
                                                   -----------------------------

                                  SCHEDULE ONE
                                       TO
                                    EXHIBIT C
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                        INTERIOR SPECIFICATION STANDARDS
                        --------------------------------

                         ABBREVIATED BUILDING STANDARDS
                         ------------------------------

Note: The Tenant Improvements shall be Class "A" and their quality must be at a minimum, per the following standards:

GENERAL OFFICE

CUSTOM CABINETRY

         SCOPE: All materials anal labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A. Trade Standards: Woodworking Institute of California (WIC) latest edition Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect

B. All cabinetry to be constructed to "Custom-Grade" Specifications. Cabinetry to be flush overlay construction.

C. Plastic Laminate: High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, Wilson Art or approved equal.

         1.       Countertops, shelf-tops, splashes, and edges: Grade GP 50,
                  0.050 inches thick,

         2. All other exposed vertical surfaces: Grade GP 28, 0.028 inches thick

         3.       Semi-exposed backing sheet: Grade CL 20, 0.020 inches thick

         4.       Concealed backing sheet: Grade BK 20, 0.020 inches thick

D. Adhesives: Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.

E. Hinges: Heavy-duty concealed self-closing hinges. Amount of hinges per Door per WIC. Stanley or approved equal

F. Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.

G. Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal

H.       Door Catches: Heavy-duty commercial friction type.

I. Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.

J. Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:

         1.       Conceal all fastenings.

         2. Provide clear spaces as required for mechanical and electrical fittings

         3.       Plastic laminate and self-edge all shelves.

         4.       Provide 3/4-inch thick doors and drawer faces.

         5.       Unless indicated otherwise, all shelving to be adjustable.

         6.       Provide back and ends on all cabinets.

         7.       All exposed cabinet faces to be plastic-laminated.

K. Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.

L.       Installation of Cabinetry shall be per WIC instructions, Custom Grade.

WOOD DOORS

SCOPE: All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A. Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch veneer with Birch edge. Cores may be either of the following:
         Glued block Hardwood Core per NWMA or Particleboard Core per NWMA.
         Manufacturer: Algoma, Weyerhaeuser, or approved equal.

B. Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch face veneer with Birch Edge with mineral core per rating.
         Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.

C. Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.

D.       Doors shall be 8'- 0" x 3'-0" leafs typical.

ALUMINUM DOOR AND WINDOW FRAMES

SCOPE: All materials and labor necessary for the installation of Aluminum Door Frames.

A.       Frame Manufacturers: Raco, or Ragland Manufacturing Company, Inc.

B. Door Frames: Non-rated and 20-minute label, Raco "Trimstyle" frame with Trim 700 (3/8 inch by 1- 1/2 inch) with no exposed fasteners.

C.       Finish, Door and Window Frame Extrusions, Wall Trim:

         1.       Painted and oven-cured with "Duralaq" finish.

         2.       Color: Clear.

         3.       Finish shall meet or exceed requirements of AAMA
                  Specifications 603.

         4. Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.

DOOR HARDWARE

SCOPE: All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A. Swinging Door Lockset and Cylinder: Schlage "L" series with lever handle with 6 pin cylinder.

B. Keyway: Furnish blank keyways to match existing master key system. Match existing keyways.

C.       Finishes: Satin Chrome, 626 finish. Paint closers to match.

D. Kickplates: 16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.

                                HARDWARE SCHEDULE

Hardware Group A (Typical, rated, single door)

1                               Lockset                      Schlage                      L9050PD
1-1/2 pair                      Butt Hinges                  Hager                        BB1279
1                               Closer                       Norton                       700 Series
1                               Stop                         Quality                      (332 @ carpet)

1                               Smoke Seal                   Pemko

Hardware Group B (Typical, rated, closet/service door)
1                               Lockset                      Schlage                      L9080PD
1-1/2 pair                      Butt Hinges                  Hager                        BB1279
1                               Closer                       Norton                       700 Series w/ hold-open
1                               Stop                         Quality                      (332 @ carpet)
1                               Smoke Seal                   Pemko

Hardware Group C (Typical, non-rated door)

1                               Lockset                      Schlage                      L9050PD
1-1/2 pair                      Butt Hinges                  Hager                        BB1279
1                               Stop                         Quality                      (332 @ carpet)

Hardware Group D (Typical, non-rated, closet/service door)
1                               Lockset                      Schlage                      L9080PD
1-1/2 pair                      Butt Hinges                  Hager                        BB1279
1                               Stop                         Quality                      (332 @ carpet)

Hardware Group E (Card-access door)

1                               Electric Lockset             Schlage                      L9080PDGU
1-1/2 pair                      Butt Hinges                  Hager                        BB1279 - NRP
(2 pr @ 8' door)
1                               Electric Butt                Hager
1                               Closer                       Norton                       700 Series w/ hold-open
1                               Stop                         Quality                      (332 @ carpet)

Hardware Group F (Typical, double door)

1                               Electric Lockset             Schlage                      L9050PD
3 pair                          Butt Hinges                  Hager                        BB1270
1                               Auto Flush Bolt              Glyn Johnson                 FB-8
1                               Dustproof Strike             Glyn Johnson                 DP2
2                               Closer                       Norton                       7700 Series
2                               Stop                         Quality                      (332 @ carpet)
1                               Astragal                     Pemko
1                               Coordinator                  Glyn Johnson
1                               Smoke Seal                   Pemko

GLAZING

SCOPE:   All materials and labor for the installation of Glass.

A. Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.
B.       Shop prepares all glazing. Edges to have no chips or fissures.
C.       Glazing Materials:

         1. Safety Glass: ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI 297.1
         2. Mirror Glass: Clear float type with copper and silver coating, organic overcoating, square polished edges, 1/4-inch thick,
         3. Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch x 1/2 inch grid; 114 inch thick.
         4. Tempered Glass: 1/4 inch thick, no tong marks. UL rated for 1-hour rating.
         5.       Spacers: Neoprene.
         6.       Tape to be poly-iso-butylene.

D.       Schedule:
         1. Type A: 1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.
         2. Type B: 1/4 inch thick clear float glass, annealed; heat strengthened, or full tempered as required.
         3.       Type C: 1/4-inch thick wire glass plate, square pattern
                  "Baroque"

LIGHT GAUGE METAL FRAMING

SCOPE: All materials and labor necessary for the installation of metal framing and related accessories.

A. Structural Studs: 14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel. Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.
B. Partition Studs: 20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer: United States Gypsum ST or approved equal.
C. Fasteners for Structural Studs: Metal screws as recommended by metal system manufacturer. Weld at all structural connection points.
D. Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall. Screw and weld.
E. Provide all accessories as required to fasten metal-framing per manufacturers recommendations.
F. Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls). Minimum bracing shall be 25% of structural walls shall be braced with flat-strapping per Manufacturers recommendations. Weld at all strap ends and at all intermediate studs.
G. Provide foundation clips at 4'-0" on center at structural walls. Anchor with 1/2 inch diameter by 10 inch long anchor bolts.
H. Non-structural interior partitions shall be anchored with power-driven fasteners at 4'-0" on center at the concrete slab.

ACOUSTIC CEILING SYSTEM

SCOPE: All materials and labor for the installation of the Acoustic Ceiling System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down Ceiling Panels.

A. Manufacturer: Armstrong, or approved equal. Exposed T-bar system; factory painted; steel construction; rated for intermediate duty.
D.       Acoustical Tile: "Second Look", conforming to the following:
         1.       Size: 24 x 48 inches.
         2.       Thickness: 3/4 inches.
         3.       Composition: Mineral.
         4.       NRC Range: .55 to .60.
         5.       STC Range: 35 to 39.
         6.       Flame Spread: ASTME84,0-25. UL Label, 25 or under.
         7.       Edge: Tegular, Lay-in.
         8.       Surface Color. White.
         9.       Surface Finish: Factory-applied washable vinyl latex paint.
G. Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.
H.       Provide clips for panel uplift restraints at all panels, 2 per panel.

GYPSUM WALLBOARD

SCOPE: Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.       Standard Gypsum Wallboard: ASTM C36; Ends square cut, tapered edges.
B. Fire Resistant Gypsum Wallboard: ASTM C36, 518 inches thick Type X. Ends square cut, tapered edges. See Drawings for locations.
C.       Moisture-resistant gypsum wallboard: ASTM C630-90.
D. Joint-reinforcing Tape and Joint Compound: ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.
E.       Corner Bead: Provide at all exposed outside corners;
F. L-shaped edge trim: Provide at all exposed, intersections with different materials.
G. All work shall be done in accordance with the USG recommended method of installation. 1. Finish: smooth.

PAINTING

A.       Paint Manufacturers: ICI, Dunn-Edwards Corporation, Kelly Moore.
B.       Paint colors shall be selected by the Architect.
C.       Painting Schedule: Provide for 4 different color applications
         1.       P-1: "Field". Color to be selected.
         2.       P-2: "Accent". Color to be selected.
         3.       P-3: "Accent". Color to be selected.

         4.       P-4: "Accent". Color to be selected.
D.       Interior Gypsum Wallboard:
         1.       Primer: Vinyl Wall Primer/Sealer.
         2.       1 stand 2nd Coat: Eggshell Acrylic Latex.
E.       Metal Framing:
         1. Primer: Red Oxide, shop-primed (for non-galvanized) if exposed.
F.       Wood Work, Wood Doors:
         1. Two coats of transparent finish. Sand lightly between coats with steel wool.

INSULATION

A.       R-15 in exterior walls.
B.       R-25 on Roof.
C.       Sound batts in conference, restroom and lobby walls.

ROOF EQUIPMENT

A. Stainless steel mechanical platform and associated access stairs and guard rail system
B.       EIFS roof screen to match detail of exterior GFRC Panel.

FULL HEIGHT GLAZED PARTITION

A.    1/4" glazed partition, in building standard aluminum frame

FINISHES

A.       Vinyl Composite Tile: Armstrong stonetex, 12" x 12"
B. Resilient Base: Burke rubber wall base, 4" top set or cove, as appropriate for VCT or carpet.
C.       Window Coverings: Miniblinds, Levelor, color: TBD
D.       Carpet:

                  Option 1:                 Designweave, Windswept Classic 30
                                            oz. (Direct glue installation) or
                                            equal

                  Option 2: (cut pile)      Designweave, Tempest Classic 32 oz.
                  Upgrade                   (Direct glue installation) or equal.

                  Option 3: (cut pile)      Designweave, Sabre Classic, 38 oz.
                  Upgrade                   (Direct glue installation) or equal.


KITCHEN FIXTURES

A. Sink: Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25"w x 21 Y" D x 5 3/8" D, ADA compliant.

B. Kitchen Faucet: American Standard, Silhouette Single control, #4205 series, spout 9".

KITCHEN APPLIANCES

A.       Dishwasher:
                  Option 1:         GE GSD463DZWW, 24'W x 24" D x 34-35" H,
                                    9 gallons/wash
                  Option 2:         Bosch, SHU5300 series, 5.4 gallons/wash-with
                                    water heater

B.       Refrigerator:

                  Full Size:        GE, "S" series top-mount, TBX16SYZ,
                                    16.4 cubic feet, recessed, recessed handles, 28" W x 29 118" D x 66" H, white, optional factory installed ice-maker.

                  Under-counter:
                      Option 1:     U-Line, #29R, 3.5 cubic feet, white
                      Option 2:     U-Line, Combo 29FF, Frost Free with factory
                                    installed icemaker, 2.1 cubic feet, white

C.       Microwave:        GE, Spacemaker II JEM25WY, Midsize, 9 cubic feet,
                           800 watts, 23 13/16" W x 11 13/16"D x 12 5/16" H

                  Option 1:         Under counter Mounting Kit, #4AD19-4
                  Option 2:         Accessory Trim Kit # JXB37WN,
                                    26 1/8" W X 18 1/4" H (built-in application)

D.       Garbage Disposal:          ISE #77," horsepower

E.       Water Heater: To be selected by DES.

PUBLIC SPACES

FRONT BUILDING LOBBY

         Walk Off Matts:      Design Materials, Sisel, Calcetta #68. Natural,
                              100% coir

         Floor Tile:          3/8" x 18" x 18" Stone or Marble set in
                              mortar bed in recessed slab as approved by Owner

         Transition Strips:   5/16" x 1%" x random length strips,
                              cherry wood flooring -

         Corridor Carpeting:  Carpet over pad, Atlas, New Vista or as approved by Owner

         Lobby Ceiling:       Suspended gypsum board ceiling, Painted

         Building Lobby:      Akarl shades hanging #J1-9'" x 5'-2" or
         Pendant Fixture      equal as, approved by owner.

         Stairs &             P & P Railing, Modesto with custom cherry
         Mezzanine Railing:   guard rail Rep: Oliver Capp (805) 241-8810.
                              Hand and guard railing P & P Railings,
                              Modesto stainless steel railing with
                              horizontal spirals
                                    and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

BACK BUILDING LOBBY & EMERGENCY STAIRS

         Walk Off Matts:            Design Materials, Sisal, Calcutta #68,
                                    Natural, 100% coir.

         Treads & Landings:         Carpet covered concrete, as approved by
                                    Owner

         Stringers, Risers          Painted steel stringer, eggshell finish
         & Handrails                enamel.

         Ceiling:                   Suspended gypsum board ceiling.

ELEVATORS

         Cars:                      (1) 3800 lb, (1) 3500 lb 150 ft/min by Otis

         Elevator Doors:            Stainless Steel

         Elevator

         Interior Paneling:         Cherry veneer with stainless steel reveals
                                    and railing

         Elevator Floor:            Slate 3/8" x 18" x 18" tile as approved by
                                    Owner.

RESTROOMS

         Counter tops:              Stone/marble or equal as approved by Owner

         Walls at Lavatories:       Eggshell finish, latex paint, Benjamin Moore

         Floor at Toilets:          2" x 2" matte. porcelain ceramic floor
                                    tiles, thin set, Dal tile.

         Walls at Toilets:          2" x 2" matte porcelain ceramic floor
                                    tiles, thin set, Dal-tile.

         Ceiling:                   Suspended gypsum board ceiling.

         Toilet compartments:

                  A. Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.

                  B. Approved Manufacturer, Global Steel Products Corp, or approved equal.

                  C.       Toilet Partitions: Stainless Steel finish.

                  D. Hardware: Hinges: Manufacturer's standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and

                  Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat Hook: Combination hook and rubber-tipped bumper. Door
                  Pull: Manufacturer's standard.

         Ceramic Tile

                  A.       Manufacturer: Dal-Tile or approved equal.

                  B. Size: 4-1/4" x 4-1/4" for walls, 8 x 8 for floors, %" liner strip as accent.

                  C. Glaze: Satin glaze for walls, unglazed tile for floors.

                  D.       Color: As selected by Architect.

                  E. Accessories: Base, corner-s, cooed cap and glazed to match

                  F.       Wall and floor installation: per applicable TCA

                  G.       Waterproof Membrane: Chloraloy or approved equal.

                  H.       Tile Backer Board: 1l2 inch thick wonderboard

                  I. Grout: Commercial Portland Cement Grout; Custom Building Products or approved equal

                  J. Mortar: Latex-Portland cement mortar; Custom Building Products or approved equal.

RESTROOM:

         Toilet:                    Kohler/American Standard, commercial
                                    quality.

         Urinal:                    Kohler/American Standard, commercial
                                    quality.

         Lavatory:                  Kohler/American Standard, undercounter.

         Lavatory Faucet:           Kroin handicap lavatory faucet #HV1 LH,
                                    polished chrome.

         Soap Dispenser             Bobrick, 8226, Lavatory mounted for soaps,
                                    34 fl oz.
         Counter:

         Toilet accessories:

                  A. Manufacturer: Bobrick Washroom Equipment, or approved equal.

                  B. Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.

                  C.       Combination Paper Towel Dispenser/Waste Receptacle:
                           Recessed, Model B-3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.

                  D. Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women's toilet room.

                  E. Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.

                  F. Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, "In-Sight" by Scott Paper Company, one per stall.

                  G. Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.

                  H. Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women's handicapped and odd stall.

                  I. Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).

                  J.       Grab Bars: Horizontal 36", 86206-36: 42", 862-6-42:
                           one per each handicapped stall.

                  K.       Mop/Broom Holders: 8223-24 (one per janitor closet).

                  L. Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.

TENANT CORRIDORS

         Walls:               Eggshell finish, latex paint, Benjamin Moore.

         Floors: Level loop carpet over pad with 4" resilient base as approved by Owner.

         Ceiling: 24" x 24" x 3/4" thick fine fissured type mineral fiber, Armstrong Cirus acoustical tile (beveled regular edge) in a 24" x 24" Donn Fineline suspended grid, white finish.


         Water Fountain:      Haws Model #1114 Stainless Steel #4.

         Cross Corridor       3'-6" x full height, 20 minute rated, pocket
         Smoke Detector:      assembly, on magnetic hold opens.

         Corridor             Carpyen "Berta" 35cm x 33 cm, engraved curved
         Wall Sconce          opaque glass, 2 x 7-9W, #G-23.or equal as
                              approved by owner

ELECTRICAL

A.       50 foot candles at working surface.

B.       3 Bulb 2x4 parbolic fixtures

C.       1/2 20 Amp circuit for each hard wall office

D. Electrical Devices: Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.

E. Telephone/Data Outlets: Recessed wall mounted, Standard 2x4 wall box with 3/4 EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color: white, provided by tenant's vendor. Tenant shall furnish telephone backboard.

F. Light Switches: Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch 80401-W, double switch 80409-W. Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes. Decors by Leviton.

MECHANICAL

A. VAV Reheat system - design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation Design shall be for 73 deg. Ambient interior temperature and 2 1/2 watts per sq. ft. min.

FIRE SPRINKLER SYSTEM

As required by NFPA & factory mutual standard hazard, seismically braced.

                                       END

                                    EXHIBIT D
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                   COST RESPONSIBILITIES OF LESSOR AND LESSEE
                          FOR SHELL TENANT IMPROVEMENTS
                          -----------------------------

         A. Lessor is responsible for the construction of the building shell improvements which shall include the following items:

                  Soils Engineer
                  Civil Engineer
                  Architectural and Structural Engineer
                  Landscaping
                           Empty Electrical Conduits will be provided from the street to the future electrical room for a 2500 Amp. Service 277/480 volt service capability for each building. The electrical conduits will be stubbed up above the floor level.
                  Lessor to provide two vertical risers for fire sprinklers. Testing and Inspection for the shell.
                  Building Permits for the Shell and exterior Premises.
                  Utility Connection Fee (Fire Protection).
                  Area Fees
                  Construction Insurance
                  Construction Interest
                  Construction Taxes
                  Land Interest (if any)
                  Temporary Facilities
                  All site work to include:
                           Site clearing and grading
                           Excavating/Fill
                           Soil compaction
                           Site drainage
                           Site utilities
                           Paving
                           Curbs and gutters
                           Sidewalks
                           Parking lot lights

                               Curb painting and parking lot striping and
                                    markings as required by the City.
                           Fences, to include special enclosures for trash Irrigation System
                           Lawns and planting
                           Building Shells to include:

                                    Concrete Formwork
                                    Concrete Reinforcement (if used)
                                    Cast in pace concrete (if used)
                                    Metal decking (if used)

                           Metal framing (if used)
                           Rough carpentry as related to shell
                           Millworks as related to Shell
                           Glue-Lam structure (if used)
                           Building roof installation
                           Roofing tiles
                           Flashing
                           Drainage Systems for Roof
                           Roof Pitch Pans
                           Caulking/Sealants
                           Exterior Metal Door/Frames related to the Shell Wood or Glass Doors as designated as related to the
                                Exterior Shell
                           Overhead Doors
                           Anodized Aluminum Windows
                           Finish Hardware as related to the Shell Doors
                           Glass Glazing as specific on plans
                           Storefront if desired
                           Gutters over front and rear entrances
                           Exterior Loading Docks as specific on plans
                           Water Supply stubbed to the ground floor (first
                                floor of each Building only)
                           Roof drainage
                           Gas piping to face of building at First Floor Telephone and computer conduits between Buildings All Government fees applying to the exterior premises and shell.

         B. The following shall be considered interior improvements costs and shall be the responsibility of the Lessee as provided in the Lease:

                           Interior Building Permits
                           Gypsum drywall
                           Ceramic Tile or elate Tile in Lobbies
                           Quarry Tile as specified
                           Quarry Tile as specified
                           Flag Pole
                           Meal door framing
                           All interior Wood doors and Hardware
                           Custom Woodwork
                           Specialized Security construction
                           Interior Glass doors 2nd windows

                           Acoustical Treatment (suspended ceiling)
                           Resilient flooring
                           Any special flooring
                           Carpeting
                           Sprayed fire proofing if required by the code on
                                structural
                           Steel and metal deck surfaces
                           Lift and Lift Operator
                           Interior Painting
                           Wall Coverings including Ceramic Tiles
                           Grease Interceptor if required
                           Drapery, Blinds or Shades
                           Pedestal floors
                           Toilet Compartments
                           Demountable partitions
                           Firefighting devices (Extinguishers)
                           Toilet and bath accessories
                           Lift (Dock levelers)
                           Plumbing fixtures, trims and vertical piping
                           Interior electrical distribution
                           Lighting Electrical controls
                           Electrical Power Equipment
                           Built in Audio-Visual facilities
                           Built-in Projection screens
                           Water Treatment Discharge
                           Sinks in Coffee Rooms
                           Lunch Room plumbing for vending machines
                           Specialized security systems
                           Specialized Halon Fire Extinguishing systems
                           Fire sprinkler head drops and horizontal distribution Piping off owner-installed vertical risers Specialized caging
                           Special piping for Tank Farm (If installed)
                           Hot water heating system
                           Cool water system
                           HVAC units
                           Ducting controls
                           Air Tempering Systems
                           Elevators and elevator pits (Otis Elevator Lessor
                                Specs)
                           Mechanical platforms, screens and
                                associated roof accessories
                           Stairs
                           Electrical service (Lessor to provide exterior
                                conduits)

                                    EXHIBIT E
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                   MEMORANDUM
                                       OF
                           COMMENCEMENT OF LEASE TERM

         Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

         1. The Commencement Date of the Lease is _____________, 2001 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is __________, 2013.

         2. The date for commencement of rent for Building Three is __________, 2001; for Building 2 is __________, 2001; for
                  Building 1 is __________, 2001; for Building 4 is __________,
                  2001; and for the Amenity Building is ____________, 2001.

         3. Attached hereto as a part hereof is a true and correct schedule of Base Rent.

         4. The total Rentable Area of all of the Buildings is __________ ( ) rentable square feet.

         Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of __________, 2001, at Sunnyvale (Santa Clara County), California.

MOFFETT PARK DRIVE LLC.,                 ARIBA, INC.,
a California limited liability company   a Delaware corporation

                                         By: ___________________________________

By:                                          ___________________________________
     _______________________________         (Type or Print Name)
     Jay Paul
Its: Manager                             Its:___________________________________

                                             ___________________________________

                                         By: ___________________________________
                                             (Type or print name)

                                         Its:___________________________________

                              SCHEDULE TO EXHIBIT E

                                   ARIBA LEASE
                       MEMORANDUM ANA COMMENCEMENT OF RENT

                         TERM AND SCHEDULE OF BASE RENT

Building 3
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        1/25/01                   $3.00          175,000                 $525,000.00            $6,300,000.00
        1/25/02                   $3.11          175,000                 $543,375.00            $6,520,500.00
        1/25/03                   $3.21          175,000                 $562,393.13            $6,748,717.50
        1/25104                   $3.33          175,000                 $582,076.88            $6,984,922.81
        1/25/05                   $3.44          175,000                 $602,449.58            $7,229,394.90
        1/25/06                   $3.56          175,000                 $823,535.31            $7,482,423.73
        1/25/07                   $3.69          175,000                 $645,359.05            $7,744,308.56
        1/25/08                   $3.82          175,000                 $687,946.61            $8,015,359.36
        1/25/09                   $3.95          175,000                 $691,324.74            $8,295,896.93
        1/25/10                   $4.09          175,000                 $715,521.11            $8,586,253.33
        1/25/11                   $4.23          175,000                 $740,564.35            $8,886,772.19
        1/25/12                   $4.38          175,000                 $766,484.10            $9,197,809.22

Building 4
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2/15/01                   $3.00          175,000                 $525,000.00            $6,300,000.00
        2/15/02                   $3.11          175,000                 $543,375.00            $6,520,500.00
        2/15/03                   $3.21          175,000                 $562,393.13            $6,748,717.50
        2/15/04                   $3.33          175,000                 $582,076.88            $6,984,922.61
        2/15/05                   $3.44          175,000                 $602,449.58            $7,229,394.90
        2/15/06                   $3.56          175,000                 $623,535.31            $7,482,423.73
        2/15/07                   $3,69          175,000                 $645,359.05            $7,744,308.56
        2/15/08                   $3.82          175,000                 $667,946.61            $8,015,359.36
        2/15/09                   $3.95          175,000                 $691,324.74            $8,295,896.93
        2/15/10                   $4.09          175,000                 $715,521.11            $8,586,253.33
        2/15/11                   $4.23          175,000                 $740,564.35            $8,886,772.19
        2/15/12                   $4.38          175,000                 $766,484.10            $9,197,809.22

Building 2
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         3/8/01                   $3.00          175,000                 $525,000.00            $6,300,000.00
         3/8/02                   $3.11          175,000                 $543,375.00            $6,520,600.00
         3/8/03                   $3.21          175,000                 $582,393.13            $6,748,717.50
         3/8/04                   $3.33          175,000                 $582,076.88            $6,984,922.61
         3/8/05                   $3.44          175,000                 $602,449.58            $7,229,394.80
         3/8/06                   $3.58          175,000                 $623,535.31            $7,482.423.73
         3/8/07                   $3.69          175,000                 $645,359.05            $7,744,308.56
         3/8/08                   $3.82          175,000                 $687,946.61            $8,015,359.36
         3/8/09                   $3.95          175.000                 $691,324.74            $8,295,896.93
         3/8/10                   $4.09          175,000                 $715,521.11            $8,586,253.33
         3/8/11                   $4.23          175,000                 $740,564.35            $8,886,772.19
         3/8/12                   $4.38          175,000                 $766,484.10            $9,197,809.22

Building 1
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        3/29/01                   $3,00          175,000                 $525,000.00            $6,300,000.00
        3/29/02                   $3.11          175,000                 $543,375.00            $6,520,500.00
        3/29/03                   $3.21          175,000                 $562,393.13            $6,748,717.50
        3/29/04                   $3.33          175,000                 $582,076.88            $6,984,922.61
        3/29/05                   $3.44          175,000                 $602,449.58            $7,229,394.90
        3/29/06                   $3.56          175,000                 $623,535.31            $7,482,423.73
        3/29/07                   $3.69          175,000                 $645,359.05            $7,744,308.56
        3/29/08                   $3.82          175,000                 $667,948.61            $8,015,359.36
        3/29/09                   $3.95          175,000                 $691,324.74            $8,295,896.93
        3/29/10                   $4.09          175,000                 $715,521.11            $8,586,253.33
        3/29/11                   $4.23          175,000                 $740,564.35            $8,886,772.19
        3/29/12                   $4.38          175,000                 $766,484.10            $9,197,809.22

Amenity Building
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        3/29/01                   $3.00          15,000                  $45,000.00             $540,000.00
        3/29/02                   $3.11          15,000                  $46,575.00             $558,900.00
        3/29/03                   $3.21          15,000                  $48,205.13             $578,481.50
        3/29/04                   $3.33          15,000                  $49,892.30             $598,707.65
        3/29/05                   $3.44          15,000                  $51,638.54             $619,682.42
        3/29/06                   $3.56          15,000                  $53,445.88             $641,350.81
        3/29/07                   $3.69          15,000                  $55,316.49             $663,797.88
        3/29/08                   $3.82          15,000                  $57,252.57             $687,030.80
        3/29/09                   $3.95          15,000                  $59,256.41             $711,076.88
        3/29/10                   $4.09          15,000                  $61,330.38             $735,864.57
        3/29/11                   $4.23          15,000                  $63,476.94             $761,723.33
        3/29/12                   $4.38          15,000                  $65,698.64             $788,383.65

Provided, actual square footage may be adjusted at final measurement per lease. Provided, actual commencement date will be determined per lease.

                                   EXHIBIT E-3
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                   MEMORANDUM
                                       OF
                           COMMENCEMENT OF LEASE TERM
                           --------------------------

         Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

         1. The Commencement Date of the Lease is January 25, 2001 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is January 24, 2013.

         2. The date for commencement of the rent for Building Two is March 22, 2001; Attached hereto as a part thereof is a true and correct partial schedule of Base Rent.
                              -------

         3. The total Rentable Area of Building 2 is one hundred seventy-five thousand eighty-two (175,082) rentable square feet.

         Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of March __________, 2001, at Sunnyvale (Santa Clara County), California.

MOFFETT PARK DRIVE LLC.,                 ARIBA, INC.,
a California limited liability            a Delaware corporation
        company
                                         By: /s/ MICHAEL L. FANOLA
By:  /s/ JAY PAUL                           ------------------------------------
   -------------------------------               Michael L. Fanola
         Jay Paul                           ------------------------------------
Its: Manager                                 (Type or print name)

                                         Its: VP & Corporate Controller
                                             -----------------------------------
                                              3/30/01
                                         By:
                                             -----------------------------------

                                             -----------------------------------
                                             (Type or print name)

                                         Its:
                                              ----------------------------------

                             SCHEDULE TO EXHIBIT E-3

                                   ARIBA LEASE
                       MEMORANDUM AND COMMENCEMENT OF RENT
                         TERM AND SCHEDULE OF BASE RENT

Building 2
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        3/22/01                   $3.00          175,082                 $525,246.00            $6,302,952.00
         4/1/02                   $3.12          175,082                 $546,255.84            $6,555,070.08
         4/1/03                   $3.24          175,082                 $568,106.07            $6,817,272.84
         4/1/04                   $3.37          175,082                 $590,830.32            $7,089,963.84
         4/1/05                   $3.51          175,082                 $614,463.53            $7,373,562.36
         4/1/06                   $3.65          175,082                 $639,042.07            $7,668,504.84
         4/1/07                   $3.80          175,082                 $664,603.75            $7,975,245.00
         4/1/08                   $3.95          175,082                 $691,187.90            $8,294,254.80
         4/1/09                   $4.11          175,082                 $718,835.42            $8,626,025.04
         4/1/10                   $4.27          175,082                 $747,588.84            $8,971,066.08
         4/1/11                   $4.44          175,082                 $777,492.39            $9,329,908.68
         4/1/12                   $4.62          175,082                 $808,592.09            $9,703,105.08


                                   EXHIBIT E-2
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                   MEMORANDUM
                                       OF
                           COMMENCEMENT OF LEASE TERM
                           --------------------------

         Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

         1. The Commencement Date of the Lease is January 25, 2001 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is January 24, 2013.

         2. The date for commencement of the rent for Building Four is February 15, 2001; Attached hereto as a part thereof is a true and correct partial schedule of Base Rent.
                              -------

         3. The total Rentable Area of Building 4 is one hundred seventy-five thousand eighty-two (175,082) rentable square feet.

         Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of March _____, 2001, at Sunnyvale (Santa Clara County), California.

MOFFETT PARK DRIVE LLC.,                 ARIBA, INC.,
a California limited liability company   a Delaware corporation


                                         By: /s/ Allison Chao
                                             ___________________________________
By:  /s/ Jay Paul                            Allison Chao
     ______________________________          ___________________________________
     Jay Paul                                (Type or Print Name)
Its: Manager
                                         Its:  VP & Corporate Controller
                                             ___________________________________

                                             ___________________________________

                                         By: ___________________________________

                                             ___________________________________
                                             (Type or print name)

                                         Its: __________________________________

                             SCHEDULE TO EXHIBIT E-2

                                   ARIBA LEASE
                       MEMORANDUM AND COMMENCEMENT OF RENT
                         TERM AND SCHEDULE OF BASE RENT

Building 4
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
       Beginning               Rental Rate              Sq. Ft.                 Monthly               Annually
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2/15/01                   $3.00          175,082                 $525,246.00            $6,302,952.00
         3/1/02                   $3.12          175,082                 $546,255.84            $6,555,070.08
         3/1/03                   $3.24          175,082                 $568,106.07            $6,817,272.84
         3/1/04                   $3.37          175,082                 $590,830.32            $7,089,963.84
         3/1/05                   $3.51          175,082                 $614,463.53            $7,373,562.36
         3/1/06                   $3.65          175,082                 $639,042.07            $7,668,504.84
         3/1/07                   $3.80          175,082                 $664,603.75            $7,975,245.00
         3/1/08                   $3.95          175,082                 $691,187.90            $8,294,254.80
         3/1/09                   $4.11          175,082                 $718,835.42            $8,626,025.04
         3/1/10                   $4.27          175,082                 $747,588.84            $8,971,066.08
         3/1/11                   $4.44          175,082                 $777,492.39            $9,329,908.68
         3/1/12                   $4.62          175,082                 $808,592.09            $9,703,105.08

                                   EXHIBIT E-1
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                   MEMORANDUM
                                       OF
                           COMMENCEMENT OF LEASE TERM
                           --------------------------

         Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the. parties to said Lease agree to the following:

         1. The Commencement Date of the Lease is January 25, 2001 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is January 24, 2013.

         2. The date for commencement of the rent for Building Three is January 25, 2001; Attached hereto as a part thereof is a true and correct partial schedule of Base Rent.

         3. The total Rentable Area of Building 3 is one hundred seventy-five thousand eighty-two (175,082) rentable square feet.

         Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of March _____, 2001, at Sunnyvale (Santa Clara County), California.

MOFFETT PARK DRIVE LLC.,                 ARIBA, INC.,
a California limited liability company   a Delaware corporation

                                         By: /s/ Allison Chao
                                             ___________________________________

By:  /s/ Jay Paul                            Allison Chao
     ______________________________          ___________________________________
     Jay Paul                                (Type or Print Name)
Its: Manager
                                         Its:  VP & Corporate Controller
                                             ___________________________________

                                             ___________________________________

                                         By: ___________________________________

                                             ___________________________________
                                             (Type or print name)

                                         Its: __________________________________

                             SCHEDULE TO EXHIBIT E-1

                                   ARIBA LEASE
                       MEMORANDUM AND COMMENCEMENT OF RENT
                         TERM AND SCHEDULE OF BASE RENT

Building 3
---------  -----------  -------   -----------  -------------
Beginning  Rental Rate  Sq. Ft.     Monthly       Annually
---------  -----------  -------   -----------  -------------
 1/25/01      $3.00     175,082   $525,246.00  $6,302,952.00
  2/1/02      $3.12     175,082   $546,255.84  $6,555,070.08
  2/1/03      $3.24     175,082   $568,106.07  $6,817,272.84
  2/1/04      $3.37     175,082   $590,830.32  $7,089,963.84
  2/1/05      $3.51     175,082   $614,463.53  $7,373,562.36
  2/1/06      $3.65     175,082   $639,042.07  $7,668,504.84
  2/1/07      $3.80     175,082   $664,603.75  $7,975,245.00
  2/1/08      $3.95     175,082   $691,187.90  $8,294,254.80
  2/1/09      $4.11     175,082   $718,835.42  $8,626,025.04
  2/1/10      $4.27     175,082   $747,588.84  $8,971,066.08
  2/1/11      $4.44     175,082   $777,492.39  $9,329,908.68
  2/1/12      $4.62     175,082   $808,592.09  $9,703,105.08

                                    EXHIBIT F

                                       TO

                             MOFFETT PARK DRIVE LLC

                                      LEASE

                                       TO

                                   ARIBA, INC.

                                  FOR PREMISES

                                       at

                            1111 Lockheed Martin Way

                              Sunnyvale, California

                                      SNDA

            (See Construction and Permanent SNDA Samples Attached as

                  Schedule One and Schedule Two, respectively)

                                  SCHEDULE ONE
                                       TO
                                   Exhibit F
                                       To
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                      SNDA
                                      ----

             (See Construction and Permanent SNDA Samples Attached)

RECORDING REQUESTED AND
WHEN RECORDED RETURN TO:



KEYBANK NATIONAL ASSOCIATION
Real Estate Division
Mailcode WA-31-10-5285
700 Fifth Avenue, 52nd Floor
Seattle, WA 98104-5099
Attn:
     -------------------------------
Loan No.:
         ---------------------------


--------------------------------------------------------------------------------
               SUBORDINATION, ACKNOWLEDGMENT OF LEASE ASSIGNMENT,

                     NONDISTRUBANCE AND ATTORNMENT AGREEMENT

                            AND ESTOPPEL CERTIFICATE

                            (Lease to Deed of Trust)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

         THIS AGREEMENT AND CERTIFICATE is made this _____ day of __________, 2000, between KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender") and __________, a __________ ("Tenant").

                                    RECITALS

         A. __________ ("Landlord"), is the owner of real property ("Property") located in __________ County, California, and legally described on Exhibit A.

         B. Tenant is a tenant of a portion of the Property ("Premises") under a lease ("Lease") with Landlord dated __________.

         C. Lender has agreed to make a loan ("Loan") to Landlord. In connection therewith, Landlord has executed or proposes to execute, a Construction Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing ("Deed of Trust") encumbering the Property and securing, among other things, a promissory note ("Note") in the principal sum of __________ DOLLARS ($__________), of even date herewith, in favor of Lender, which Note is payable with interest and upon the terms described therein. The Deed of Trust is to be recorded concurrently herewith.

         D. The Deed of Trust constitutes a present assignment to Lender of all right, title, and interest of Landlord under the Lease.

         E. Lender's agreement to make the Loan is conditioned on Tenant's specific and unconditional subordination of the Lease to the lien of the Deed of Trust such that the Deed of Trust at all times remains a lien on the Property, prior and superior to all the rights of Lessee under the Lease, and Tenant's agreement to attorn to Lender if Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure. Tenant is willing to do so in consideration of the benefits to Tenant from the Loan and the Lease and Lender's agreement not to disturb Tenant's possession of the Premises under the Lease.

         NOW, THEREFORE, Lender and Tenant agree as provided below.

         1. Subordination. Tenant hereby intentionally and unconditionally subordinates the Lease and all of Lessee's right, title and interest thereunder and in and to the Property to the lien of the Deed of Trust and all of Lender's rights thereunder, including any and all renewals, modifications and extensions thereof and agrees that the Deed of Trust and any and all renewals, modifications and extensions thereof shall unconditionally be and at all times remain in lien on the Property prior and superior to the Lease. Without limiting the generality of the foregoing, such subordination shall include all rights of Tenant in connection with any insurance or condemnation proceeds with respect to the Premises or Property.

         2. Acknowledgment. Tenant understands that Lender would not make the Loan without this Agreement and the subordination of the Lease to the lien of the Deed of Trust as set forth herein and that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for reliance upon this subordination. This Agreement is and shall be the sole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreement as to such subordination, including, without limitation, those provisions, if any, contained in the lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

         3. Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreement with respect to the property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in party.

         4. Nondisturbance. Lender agrees that Tenant's possession of the Premises shall not be disturbed by Lender during the tem of the Lease, and Lender shall not join Tenant in any action or proceeding for the purpose of terminating the Lease, except upon the occurrence of a default by Tenant under the Lease and the continuance of such default beyond any cure period given to Tenant under the Lease.

         5. Attornment. If Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure, Tenant shall attorn to Lender, be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and recognize Lender as the landlord under the Lease for the unexpired term of the Lease. Such attornment shall be effective without Lender being (i) subject to any offsets or defenses, or otherwise liable, for any prior act or omission of Landlord, (ii) bound by any amendment, modification, or waiver of any of the provisions of the Lease, or by any separate agreement between Landlord and Tenant relating to the Premises or Property, unless any such action was taken with the prior written consent of Lender, (iii) liable for the return of any security or other deposit unless the deposit has been paid to Lender, (iv) bound by any payment of rent or other monthly payment under the Lease made by Tenant more than one (1) month in advance of the due date, or (v) bound by any option, right of first refusal, or similar right of Tenant to lease any portion of the Property (other than the Premises) or to purchase all or any portion of the Property. Lender's obligations as landlord under the Lease after obtaining possession of the Property by foreclosure or deed in lieu of foreclosure shall terminate upon Lender's subsequent transfer of its interest in the Property.

         6. Termination of Lease. Notwithstanding any other provision of this Agreement, in the event Lender obtains ownership of the Properly by foreclosure or deed in lieu of foreclosure and the Lease requires the landlord to construct any improvements on the Premises or Property, the Lease shall terminate unless
(i) Lender delivers written notice to Tenant expressly assuming such obligation within ten (10) days after the foreclosure sale or acceptance of the deed in lieu of foreclosure, or (ii) Tenant waives such obligation by delivery of written notice to Lender within ten (10) days after receiving notice of the foreclosure or deed in lieu of foreclosure.

         7. Covenants of Tenant. Tenant covenants and agrees with Lender as follows:

                  (a) Tenant shall pay to Lender all rent and other payments otherwise payable to Landlord under the Lease upon written demand from Lender. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Lender and a release and discharge of all liability of Tenant to Landlord for any such payments made to Lender.

                  (b) Tenant shall enter into no material amendment or modification of any of the provisions of the Lease without Lender's prior written consent.

                  (c) Tenant shall not subordinate its rights under the Lease to any other mortgage, deed of trust, or other security instrument without the prior written consent of Lender.

                  (d) In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to Landlord, Tenant shall not exercise its option to treat the Lease as terminated under 1 I U.S.C. ss. 365(h), as amended.

                  (e) Tenant shall not accept any waiver or release of Tenant's obligations under the Lease by Landlord, or any termination of the Lease by Landlord, without Lender's prior written consent.

                  (f) Tenant shall promptly deliver written notice to Lender of any default by Landlord under the Lease. Lender shall have the right to cure such default within thirty (30) days after the receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease until the thirty (30) days have elapsed, or during any period that Lender is proceeding to cure the default with due diligence, or is attempting to obtain the right to enter the Premises and cure the default.

         8. Effect of Assignment. Notwithstanding that Landlord has made a present assignment of all of its rights under the Lease to Lender, Lender shall not be liable for any of the obligations of Landlord to Tenant under the Lease until Landlord has obtained possession of the Property by foreclosure or deed in lieu of foreclosure, and then only lo the extent provided in paragraph 3 above.

         9. Estoppel Certifications. Tenant hereby certifies and represents to Lender as provided below.

                  (a) The Lease constitutes the entire agreement between Landlord and Tenant relating to the premises and the Property.

                  (b) The Lease is in full force and effect, and has not been amended, modified, or assigned by Tenant, either orally or in writing.

                  (c) No payments to become due under the Lease have been paid more than one (1) month in advance of the due date.

                  (d) Tenant has no present claim, offset or defense under the Lease, and Tenant has no knowledge of any uncured breach or default by Landlord or Tenant under the Lease or of any event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the lease.

                  (e) Tenant has no knowledge of any prior sale, transfer, assignment, hypothecation or pledge of Landlord's interest under the Lease or of the rents due under the Lease.

                  (f) Except as otherwise provided in the Lease, Tenant has made no agreements with Landlord concerning free rent, partial rent, rebate of rental payments, setoff, or any other type of rental concession.

         10. Costs and Attorneys' Fees. In the event of any claim or dispute arising out of this Agreement, the party that substantially prevails shall be awarded, in addition to all other relief, all attorneys' fees and other costs and expenses incurred in connection with such claim or dispute; including without limitation those fees, costs, and expenses incurred before or after suit, and in any arbitration, and any appeal, any proceedings under any present or future bankruptcy act or state receivership, and any post judgment proceedings.

         11. Notices. All notices to be given under this Agreement shall be in writing and personally delivered or mailed, postage prepaid, certified or registered mail, return receipt requested, to Lender at the address indicated on the first page of this Agreement, and to Tenant at its address indicated below. All notices which are mailed shall be deemed given three (3) days after the postmark thereof. Either party may change their address by delivery of written notice to the other party.

         12. Miscellaneous. This agreement may not be modified except in writing and executed-by the parties hereto or their successors in interest. This agreement shall inure to the benefit of and by binding upon the parties hereto and their successors and assigns. As used herein "Landlord" shall include Landlord's predecessors and successors in interest under the Lease, and "Lender" shall include any purchaser of the Property at any foreclosure sale. All rights of Lender herein to collect rents on behalf of Landlord under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender end Landlord or others. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included. This Agreement shall be governed by the laws of the State of California. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

         DATED this ____ day of __________, 2000.

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED ABOVE). IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

                                                  "LENDER"

                                    KEYBANK NATIONAL ASSOCIATION, a
                                    National banking association

                                    By: ________________________________________

                                    Its: _______________________________________

                                    "TENANT"

                                    ____________________________________________
                                    a __________________________________________

                                    By: ________________________________________
                                    Its: _______________________________________

                                         Address:
                                         _______________________________________
                                         _______________________________________
                                         _______________________________________



CONSENTED AND AGREED TO:

"LANDLORD"

____________________________________
a __________________________________

By: ________________________________

Its: _______________________________

ALL SIGNATURES MUST BE ACKNOWLEDGED

STATE. OF CALIFORNIA   )
                       ) ss.
COUNTY OF              )

         On __________, 2000, before me, __________ the undersigned, a notary public in and for said state, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                    EXHIBIT A

                                       TO

                        SUBORDINATION, NONDISTURBANCE AND

                  ATTORNMENT AGREEMENT AND ESTOPPEL CERTIFICATE

                                Legal Description

         The Property is located in __________ County, California and is legally described as follows:

                                  SCHEDULE TWO

                                       TO

                                    EXHIBIT F

                                       TO

                             MOFFETT PARK DRIVE LLC

                                      Lease

                                       To

                                   ARIBA INC.

                                  For Premises

                                       At

                            1111 Lockheed Martin Way

                              Sunnyvale, California

                                      SNDA
                                      ----

                      (See Permanent SNDA Sample Attached)

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNEMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") made as of the _____ day of __________, 2000, by and among Nomura Asset Capital Corporation ("Lender"), __________ ("Tenant") and __________ ("Landlord").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Lender has agreed to make a loan (the "Loan") of up to __________ to Landlord;

         WHEREAS, the Loan will be evidenced by a deed of trust note (the "Note") of even date herewith made by Landlord to order of Lender and will be secured by, among other things, a deed of trust, assignment of leases and rents and security agreement (the "Deed of Trust") of even date herewith made by Landlord to Lender covering the land (the "Land") described on Exhibit A attached hereto and all improvements (the "Improvements") now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the "Property"); and

         WHEREAS, by a lease dated as of __________ (which lease, as the same may have been amended and supplemented, is hereinafter called the "Lease"), Landlord leased to Tenant approximately __________ square feet of space located in the Improvements (the "Premises"); and

         WHEREAS, the parties hereto desire to-make the Lease subject and subordinate to the Deed of Trust.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

         1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant's right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the term of the Lease has commenced and Tenant is in possession of the Premises, (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender's prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event Tenant's leasehold estate under the Lease shall not be terminated, Tenant's possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.

         2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) arid thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender's cure of Landlord's default shall not be considered an assumption by Lender of Landlord's other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord's obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender's exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.

         3. Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

         4. If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the

Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease.

         5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's prior written consent.

         6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

         7. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

         8. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt of the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to pay such party.

Lender's Address:

Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281-1198

Attn: Ms. Sheryl McAfee

Tenant's Address:

____________________________________
____________________________________
____________________________________
____________________________________
Attn: ______________________________

Landlord's Address:

____________________________________
____________________________________
____________________________________
Attn: ______________________________

         9. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of California.

         10. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein "Lender" shall include any subsequent holder of the Deed of Trust.

         11. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

[NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    NOMURA ASSET CAPITAL CORPORATION,
                                    a Delaware corporation

                                    By: ________________________________________
                                             Name:
                                             Title:

                                    [LANDLORD]

                                    By: ________________________________________

                                    [TENANT]

                                    By: ________________________________________

STATE. OF CALIFORNIA  )
                      ) ss.
COUNTY OF             )

         On __________, 2000, before me, __________ the undersigned, a notary public in and for said state, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                    EXHIBIT G
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                 SIGNAGE EXHIBIT
                                 ---------------

                                (To be provided)

                                    EXHIBIT H
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                                Guaranty of Lease
                                -----------------

                             [Intentionally Omitted]

                                    EXHIBIT I
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                         HAZARDOUS MATERIALS DISCLOSURE
                         ------------------------------

         Lessor has provided Lessee, and Lessee acknowledges that it has received and pursuant to Section 17.22(b) of the Lease, reviewed same, a copy of each of those certain documents entitled: (i) PHASE I, ENVIRONMENTAL SITE ASSESSMENT OF THE PROPERTY LOCATED AT 1111 LOCKHEED MARTIN WAY SUNNYVALE, CALIFORNIA, Prepared for: Lockheed Martin Corporation, Missiles and Space, Sunnyvale, California, Prepared by: McLaren/Hart, Inc., Alameda, California, April 22, 1999, Job No. 04.0018178.001.001; and (ii) PHASE II, ENVIRONMENTAL SITE ASSESSMENT, LOCKHEED MARTIN MISSILES AND SPACE FACILITY, BUILDINGS 104 AND 105, SUNNYVALE, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, October 4, 1999, Job No. 99-108-B.

                                    LESSEE

                                    ARIBA INC.
                                    a Delaware corporation

                                    By: ________________________________________
                                        ________________________________________
                                        (Type or print name)

                                    Its: _______________________________________

                                    By: ________________________________________
                                        ________________________________________
                                        (Type or print name)

                                    Its: _______________________________________

                                    EXHIBIT J
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT K
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT L
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                              RULES AND REGULATIONS
                              ---------------------

1. Lessee and Lessee's employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Buildings, and they shall use the same only as passageways to and from their respective work areas.

2. Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into any Building shall not be covered or obstructed by the Lessee. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Lessee.

3. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Lessor, which may be withheld in Lessor's discretion.

4. No boring or cutting for wires shall be allowed, except with the consent of Lessor, which consent may be withheld in Lessor's discretion.

5. Lessee shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall-not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6. Lessor may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Lessee shall require extra heavy equipment, Lessee shall notify Lessor of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of Lessee.

7. Lessee and Lessee's officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Lessees or those having business with them, nor bring into or keep within the Project any animal or bird or any bicycle or other vehicle, except such vehicle as Lessor may from time to time permit.

8. No machinery of any kind will be allowed in the Premises without the written consent of Lessor. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9. All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Lessor.

10. No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Lessor may withhold consent in its sole discretion.

11. All garbage, including wet garbage, refuse or trash shall be placed by the Lessee in the receptacles appropriate for that purpose and only at locations prescribed by the Lessor.

12. Lessee shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13. Lessee shall observe all security regulations issued by the Lessor and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14. Any requirements of the Lessee will be considered only upon written application to Lessor at Lessor's address set forth in the Lease.

15. No waiver of any rule or regulation by Lessor shall be effective unless expressed in writing and signed by Lessor or its authorized agent.

16. Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.

17. Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Lessor's judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Lessor shall not be responsible to Lessee or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Lessee shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises.

18. Lessee shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

19. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Lessor, and the Lease provisions, the Lease provisions shall govern and control.

20. Lessor specifically reserves to itself or to any person or firm it selects,
(i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.

                                    EXHIBIT M
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                           Moffett Park Drive TDM Plan
                           ---------------------------

                           Moffett Park Office Project

                      Transportation Demand Management Plan



                                  Prepared for


                                Jay Paul Company
                                       and
                                City of Sunnyvale





                                  Prepared by:


                           Meyer, Mohaddes Associates
                                San Bruno, Calif.





                                February 22, 2000

                                TABLE OF CONTENTS

Executive Summary                                                                                               iii

I.       Project Description

         A.       Project Overview & Site Map                                                                     1
         B.       Transit Services                                                                                2
         C.       Bicycle Routes                                                                                  4

II.      TDM Site Facilities and Amenities

         A.       Light-Rail Station                                                                              5
         B.       Preferential Carpool/Vanpool Parking                                                            5
         C.       Bicycle Storage                                                                                 5
         D.       Showers and Clothing Lockers for Cyclocommuters                                                 5
         E.       Carpool/Vanpool/Shuttle Pickup Areas                                                            5
         F.       On-Site Services and Amenities                                                                  5

III.     Commuter Information and Marketing

         A.       Ridematching Services                                                                           6
         B.       Transit Information                                                                             6
         C.       Cyclo-Commute Information                                                                       6
         D.       Special Events                                                                                  6
         E.       Promotional Materials                                                                           6
         F.       Telecommute Assistance                                                                          6
         G.       Alternative-Work-Schedule Assistance                                                            6

IV.      Commuter Services Operation

         A.       Connection to Caltrain Station                                                                  7
         B.       Guaranteed-Ride-Home Service                                                                    7

V.       Financial Incentives                                                                                     8

VI.      Program Monitoring, Reporting and Assurance of Success

         A.       Annual Commuter Survey                                                                          8
         B.       Annual Report to City                                                                           8
         C.       TDM Goal                                                                                        8
         D.       Achievement of TDM Goal                                                                         8

VII.     Summary and Concluding Comments                                                                          9

                              - Executive Summary -

                      Moffett Park Office Project TDM Plan

A comprehensive TDM Program will be implemented for the Moffett Park Office project to meet the Transportation Demand Management (TDM) Goal - that at least 15% of all on-site employees are commuting via some means other than driving alone. The overall strategy of the Moffett Park TDM Program is (1) Provide personalized information about commute options, (2) offer incentives, (3) remove barriers to use of commute alternatives, and (4) maintain awareness of the TDM Program. The project will be occupied by a single tenant, who will carry out the ongoing TDM Program activities. If necessary, this initial program will be expanded or revised in order to achieve the TDM Goal in the most cost-effective manner.

I.       Project Description

The proposed project, located near Moffett Park Drive and Lockheed Way, will replace an existing Lockheed-Martin research and development facility containing approx. 456,400 square feet, with an office-park campus containing 636,562 square feet in four buildings, plus 15,000 square feet-in a separate Fitness Center. With the new Tasman West light-rail line and station immediately adjacent, the site will enjoy excellent transit service.

II.      Site Facilities and Amenities

The project design will include a number of features and amenities to encourage and support the use of alternative commute modes. This will include the following physical elements:

A.       Light-Rail Station - A new station will be constructed immediately
         ------------------
         adjacent to the project site, with convenient pedestrian access to the project buildings. In addition to serving the employees at the Moffett Park Office Project, the new station will serve roughly 4,000 employees at nearby sites.

B.       Designated Carpool/Vanpool Parking - Minimum of 10% of all spaces;
         ----------------------------------
         located convenient to building entrance(s). These spaces will be designed for full-sized vehicles. Additional spaces will be designated when current spaces are fully utilized. Users must obtain a carpool parking permit.

C.       Bicycle storage - For 109 bicycles total, consisting of 82 bicycle
         ---------------
         lockers plus 27 bicycle racks. This is consistent with VTA Bicycle Guidelines.

D.       Showers and Clothing Lockers - At least 15 showers (10 men, 5 women),
         ----------------------------
         plus 82 clothing lockers (55 men, 27 women) guaranteed to cyclocommuters. Each building will contain showers and lockers, but exact locations and numbers will be determined in the final design, to best meet the needs of the initial tenant.

E.       Carpool/Vanpool/Shuttle Pickup Area - A convenient and safe area for
         -----------------------------------
         boarding and discharging passengers from carpools, vanpools, and shuttles.

F.       On-Site Amenities - Pedestrian/bike circulation links to adjacent
         -----------------
         properties, perimeter walking and jogging paths, plus meditation gardens and seating areas. A restaurant/cafeteria and a fitness center will also be included in the project, and will be built as a tenant improvement.

III.     Commuter Information & Marketing

Information and marketing services will be offered to tenants and their employees. This will include certain services to employees, and other services to the tenants (employers). All tenants will be required to assist in the delivery of these services to their employees who wish to participate. Services to employees will include:

A.       Ride-matching - Personalized carpool matching and vanpool information
         -------------
         for employees. This will either be performed on-site or off-site (e.g. by RIDES).

B.       Transit Information - General transit info (maps, schedules) for nearby
         -------------------
         service, personalized transit info (routes & schedules) on request, plus information on how to purchase transit passes via the Internet and by mail. .

C.       Cyclo-Commute Information - General bike info (route maps, tips for new
         -------------------------
         cyclists, references to local bike organizations), plus "bike-buddy" matching upon request.

D.       Special Events - One or more on-site events per year promoting
         --------------
         carpools, vanpools, transit, bicycling, and/or other commuting options.

E.       Promotional Materials - This will consist of posters, flyers, brochures
         ---------------------
         or other material describing TDM opportunities, distributed via bulletin boards, paycheck stuffers, email, or other means.

The following services will also be provided to tenants, upon their request:

F.       Alternative Work Schedule Assistance - Guidance to tenants wishing to
         ------------------------------------
         establish flextime or compressed-work-week programs for their employees.

G.       Telecommute Assistance - Guidance to tenants wishing to establish
         ----------------------
         telecommuting programs for their employees.

IV.      Commuter Service Operation

To support the incentives and information elements of the TDM Program, a number of ongoing services will be provided to commuters at the site:

A.       Connection to Caltrain Station - The project will contribute to the
         ------------------------------
         operating costs of the Moffett Park Area Shuttle, which currently offers 5 runs in the morning and 6 runs in the evening to/from the Sunnyvale Caltrain Station. With the completion of the LRT station at Moffett Park, improved access to Caltrain will be available via a transfer at the Mountain View station to the LRT. At that time, the shuttle subsidy may be discontinued, in order to shift those trips onto the LRT line.

B.       Guaranteed Ride Home Service - GRH services will be provided either by
         ----------------------------
         VTA or directly via subsidized taxi rides or rental cars. Reasonable usage limitations on number of trips per month or year will apply to prevent abuse.

V.       Financial Incentives

All tenants will be required to either purchase a VTA Eco Pass for bus and light rail for each full-time employee, or purchase a monthly pass (or equivalent) at a cost of up to $65 per month for each employee who commutes via public transportation on a substantially full-time basis. The tenant may elect to offer both incentives.

VI.      Program Monitoring, Reporting and Assurance of Success

Management and monitoring of the TDM Program will include the following:

A.       Annual Commuter Survey - A survey of tenants' employees will be
         ----------------------
         conducted yearly, using City-approved methodology, to measure the employees on-site who are commuting via alternative modes.

B.       Annual TDM Report to City - A report will be prepared and submitted to
         -------------------------
         City each year, presenting the results of the Commuter Survey and summarizing TDM Program activities.

C.       TDM Goal - The Applicant has established a TDM Goal for this project,
         --------
         that at least 15% of all onsite employees travel to work by some means other than driving alone.

D.       Achievement of TDM Goal - The Applicant understands that provisions
         -----------------------
         will be included in the Development Agreement defining remedies for failure to attain the TDM Goal, and that such remedies may include financial penalties proportional to any shortfall.

I.       Project Description

A.       Project Overview

The proposed project site is located near the intersection of Moffett Park Drive and Lockheed Way, in the City of Sunnyvale. Please see Figure 1 for a map of the project location. The site now contains a Lockheed-Martin research and development facility totaling approx. 456,400 square feet of space. The proposed development will remove the existing facilities and construct an attractive, office-park campus consisting of four buildings containing 636,562 square feet of space, plus a separate Fitness Center containing 15,000 square feet. Please see Figure 2 for a preliminary Site Plan. The primary uses of this space will be general office, intended to support the vibrant local economy that is uniquely characterized by computer, software, and Internet-related enterprises.

                         [INSERT FIGURE 1 GRAPHIC HERE.]

                                  Location Map

 [Figure shows map of the project location and identifies study intersections.]

                         FIGURE 2. PRELIMINARY SITE PLAN

B.       Transit Services

1. Light-Rail Transit - With the opening of the Tasman West light-rail line extension, plus the new station immediately adjacent to the project site (and with convenient pedestrian access to the project buildings), the site will offer excellent light-rail transit service to the site's employees and visitors.

2. Commuter Rail - The Sunnyvale Caltrain Station at Evelyn & Francis, offers all-day commuter-rail service to points along the peninsula between San Jose and San Francisco, plus commute-period service between Gilroy and San Jose. The Sunnyvale station includes automobile parking and bicycle lockers, plus is wheelchair-accessible. This Caltrain station is less than two miles from the site, and may be reached via a shuttle service that currently makes five trips in the morning and six trips in the afternoon. With the completion of the LRT station adjacent to the project, convenient access to the Caltrain station in Mountain View will be provided via the Tasman West line.

3. Bus Service - A number of VTA bus routes serve the project site, either adjacent or within walking distance. These bus routes are shown in Figure 3, along with the new light-rail line.

                                    FIGURE 3.

                      VTA Transit Service Near Project Site

Figure shows map of express routes, local routes and limited stop bus routes and light rail routes in the vicinity of the project site.

C.       Bicycle Routes

Several bicycle routes are available in the vicinity of the project site. These routes are shown in Figure 4.

                                    FIGURE 4.

                        Bicycle Routes Near Project Site

Figure shows study intersections, existing bike lanes and existing bike paths in the vicinity of the project site.

II.      Site Facilities and Amenities

The physical infrastructure and environment can have a substantial impact on the success of a TDM Program, by making it easier (or harder) for employees to use alternative transportation modes. Being a new development, the Moffett Park Office Project offers the opportunity to optimize the elements of the physical environment to fully support those who choose not to drive alone to work. Thus, the project design will include a number of features and amenities to encourage and support the use of alternative commute modes. This will include:

A.       Light-Rail Station - To encourage transit usage by employees and
         ------------------
         visitors to the site, a new station on the Tasman West light-rail line will be constructed as part of the proposed project. The new station will be located on Moffett Park Drive, immediately adjacent to the project site. The site design will include convenient pedestrian access from the new station to the project buildings. In addition to serving the employees at the Moffett Park Office Project, the new station will also serve roughly 4,000 employees at nearby sites.

B.       Designated Carpool/Vanpool Parking - This will serve as a convenience
         ----------------------------------
         incentive to carpoolers and vanpoolers, and it will also be a visible reminder to all employees of the benefits of ridesharing. A minimum of 10% of all on-site parking spaces will be designated for exclusive use of carpools and vanpools. These spaces will be located convenient and visible to the building entrances, and will be designed for full-sized vehicles to make it easier to enter/exit the carpool and vanpool vehicles. Additional preferential spaces will be designated when the current spaces are folly utilized. Users of these spaces will be required to obtain a carpool or vanpool parking permit.

C.       Bicycle storage - A concern among many bicyclists is the fear of theft
         ---------------
         of their expensive bicycles. Secure bicycle storage facilities can largely eliminate this deterrent to using their bikes to commute. The project design will include 109 bicycle spaces -- 82 enclosed lockers for individual bicycles plus 27 racks. The amount of bike storage is consistent with the VTA Bicycle Guidelines.

D.       Showers and Clothing Lockers - Riding a bike to work can be vigorous
         ----------------------------
         exercise, and many cyclocommuters work up a sweat. To insure workplace harmony, at least 10 showers for men and at least 5 for women, plus 55 clothes lockers for men and 27 for women, will be available to full-time cyclocommuters. Each building and the Fitness Center will contain some of these 15 showers and 82 clothes lockers, but the exact locations and numbers will be determined in the final design, to best meet the needs of the initial tenant.

E.       Carpool/Vanpool/Shuttle Pickup Area - Some people are concerned about
         -----------------------------------
         waiting for a carpool or vanpool in an unsafe place or one that is not sheltered from adverse weather conditions. To allay this fear, a convenient and safe area will be provided on the site for boarding and discharging passengers from carpools, vanpools, and shuttles.

F.       On-Site Amenities - Some commuters find it difficult to leave their car
         -----------------
         at home because they may need it at work for lunch trips or other daytime travel to meet personal or business needs. To reduce this concern, the site design will incorporate pedestrian and bicycle circulation links to adjacent properties, pleasant walking/jogging paths at the perimeter of the property, plus attractive meditation gardens and seating areas. A restaurant/cafeteria and a fitness center will be developed as a part of the project, and will be built as a tenant improvement.

III.     Commuter Information & Marketing

To encourage the maximum use of commute alternatives, commuters must be fully aware of all travel options available for their trip to/from work. To insure that they are fully aware, the TDM Program must first gain their interest in ridesharing, and then provide high-quality information about that option in a timely and personalized manner. The TDM Program will deliver a range of information and marketing services to tenants and employees. This will include certain services targeted to employees, and other services to the tenants (employers). All tenants will be required to assist in the delivery of these services to all of their employees who wish to participate. Services to employees will include the following:

A.       Ride-matching - This will include personalized carpool-matching and
         -------------
         vanpool information for employees. Carpool-matching information will inform commuters about other people who live and work nearby and have similar work schedules. Vanpool information will inform commuters about any existing vanpools that they could use to get to work. This information function may be performed on-site via electronic or manual means, or may be performed off-site (for example, by RIDES, the regional ridesharing agency).

B.       Transit Information - This will include general transit information
         -------------------
         (maps and timetables for all transit routes near the project site, plus personalized transit info (specific routes, schedules and fares) upon request by any employee on-site for his/her commute trip. It will also include information and assistance on how to purchase transit passes via the Internet and Postal Service.

C.       Cyclo-Commute Information - This will include general bike information
         -------------------------
         (route maps, tips for new cyclists, referrals to local bike organizations), plus personalized assistance ("bike-buddy" matching) upon request.

D.       Promotional Events - Research has shown that many commuters decide to
         ------------------
         adopt an alternative mode in response to a specific occurrence (e.g. a car breakdown). Promotional activities (events, materials, etc.) are important to insure a high awareness of available commute options when that event occurs. To maintain awareness of commute options and resources, the TDM Program will include one or more on-site events each year promoting carpools, vanpools, transit, bicycling, and/or other commuting options.

E.       Promotional Materials - To maintain awareness between the periodic
         ---------------------
         promotional events, the TDM Program will maintain a continuing presence of promotional materials. This will consist of posters, flyers, brochures or other material describing TDM opportunities, distributed via bulletin boards, paycheck stuffers, email, or other means.

Commuter Information and Marketing activities will also include the following services to tenants, upon their request:

F.       Alternative-Work- Schedule Assistance - This will consist of guidance
         -------------------------------------
         and assistance to tenants who wish to establish flextime or compressed-work-week programs for their employees. The TDM Program will supply information (publications, websites, etc.), and referrals to specialists (organizations, consultants, etc.).

G.       Telecommute Assistance - As before, this will consist of guidance and
         ----------------------
         assistance to tenants who wish to establish telecommute/telework programs for their employees. The TDM Program will supply information resources, plus referrals to appropriate specialists, if desired.

IV.      Commuter Services Operation

To support the incentives and information elements of the TDM Program, and to remove barriers to ridesharing, a number of operational services will be provided to commuters at the site:

A.       Connection to Caltrain Station - The project will contribute to the
         ------------------------------
         operating costs of the Moffett Park Area Shuttle, which currently offers 5 runs in the morning and 6 runs in the evening to/from the Sunnyvale Caltrain Station. A map of the current route is shown in Figure 5. With the completion of the LRT station adjacent to the project, convenient access to Caltrain will be provided via a platform to-platform transfer at the Mountain View Caltrain station to the Tasman West LRT line on which the new station is located. At that time, the shuttle subsidy may be discontinued, in order to shift those trips off the local roadways and onto the light-rail service.

                  Figure 5. Route of Moffett Park Area Shuttle

            [INSERT FIGURE 5 ROUTE OF MOFFETT PARK AREA SHUTTLE HERE]

      [FIGURE SHOWS A MAP OF THE MOFFETT PARK AREA CALTRIAN SHUTTLE ROUTE]

B.       Guaranteed Ride Home Service - Research on barriers to ridesharing has
         ----------------------------
         revealed that many potential users of commute alternatives are prevented from doing so because they fear that they would be stranded at work in case of a daytime emergency or unexpected overtime work. Guaranteed-RideHome (GRH) Services are a proven way to effectively respond to this concern by providing a means to travel home in those instances. These GRH services will be provided either by VTA (as part of the Eco Pass program, or directly via subsidized taxi rides or rental cars. To prevent abuse, reasonable limitations on number of trips per month or year may apply.

V.       Financial Incentives

Financial incentives have been shown to be strong motivators for use of public transit for many commuters. Undercurrent federal law, it is relatively easy for employers to subsidize the use of public transit for their employee's travel to work, and these subsidies are exempt from federal income taxes if the monthly subsidy does not exceed $65. It is much more difficult to subsidize the use of carpools, bicycles, and other commute alternatives without incurring federal income tax liabilities.

To take maximum advantage of the tax-exempt, transit subsidies now available, all tenants will be required to either:

(1) purchase a VTA Eco Pass for each full-time employee, or

(2) purchase a monthly pass or equivalent ticket books at a cost of up to $65 per month for each employee who travels to work via public transportation on a full-time basis.

The tenant may elect to do both.

The Santa Clara Valley Transportation Authority (VTA) Eco Pass program offers unlimited use on all VTA buses and light rail lines, seven days a week. The $65 per month transit subsidy could be applied to any public transit service in the Bay area, and to qualified vanpool services. In general, these transit subsidies would not be subject to federal income taxes, yielding an equivalent after-tax benefit of almost $100 per month to transit users.

VI.      Program Monitoring, Reporting and Assurance of Success

The effectiveness of the Moffett Park Office Project TDM Program will be regularly measured and documented, to assure achievement of the City's TDM Goal. The following procedures will be used:

A.       Annual Commuter Survey - A survey of tenant's employees will be
         ----------------------
         conducted yearly to measure the number of on-site employees who are commuting via alternative modes. To insure accuracy, the survey will utilize City-approved methodology and will be subject to audit by the City. This will serve as a standardized "yardstick" by which the success of the TDM Program can be measured.

B.       Annual TDM Report to City - A TDM Report will be prepared and submitted
         -------------------------
         to the City each year. The TDM Report will present the results of the Commuter Survey and also summarize current TDM Program activities. It will also identify changes to the TDM Program to be made during the next year.

C.       TDM Goal -- The Applicant has defined a TDM Goal for the Moffett Park
         --------
         Office Project - that at least 15% of all employees who regularly work at the site are commuting via some means other than driving alone. This Goal includes proportional credits for those employees who avoid driving as a result of compressed work schedules (e.g. 4/40, 9/80) and part-time telecommuting by those who normally work at the site.

D.       Achievement of TDM Goal - The Applicant understands that provisions
         -----------------------
         will be included in the development agreement defining remedies for failure to attain the TDM Goal, and that these remedies may include financial penalties proportional to any shortfall. The Applicant reserves the right to expand or revise this initial TDM program, if necessary, in order to achieve the TDM Goal in the most cost-effective manner.

VII.     Summary and Concluding Comments

This TDM Plan proposes a comprehensive set of TDM actions that will be implemented for the Moffett Park Office project to meet the TDM Goal - that at least 15% of all on-site employees are commuting via some means other than driving alone. The overall strategy of the Moffett Park TDM Program is:

         o  Provide full information about commute options,

         o  Offer incentives to those who use commute alternatives,

         o  Remove barriers to use of these commute alternatives, and

         o  Maintain high awareness of the TDM Program by employees at the site.

The Moffett Park Office Project will be occupied by a single tenant. This tenant will operate and manage the TDM Program, and will deliver the ongoing services described in this TDM Plan. The TDM Program Manager will also cooperate with the TDM programs of nearby employers to maximize ridesharing opportunities.

The proposed TDM Program consists of a balanced set of measures, including:

(1) Site design (facilities and amenities) that reduce auto dependency,

(2) Information about the major commute alternatives available,

(3) Operation of transportation services to increase the attractiveness of transit and ridesharing,

(4) Financial incentives to encourage the use of public transit, and

(5) Program monitoring, reporting and remedial measures to assure success.

                                    EXHIBIT N
                                       TO
                             MOFFETT PARK DRIVE LLC
                                      LEASE
                                       TO
                                   ARIBA, INC.
                                  FOR PREMISES
                                       at
                            1111 Lockheed Martin Way
                              Sunnyvale, California



                                Adjacent Project
                                ----------------
                                 (See Attached)

                     [INSERT ADJACENT PROJECT GRAPHIC HERE.]

                                Adjacent Project

[Graphic shows the Lockheed Martin Missiles & Space Co. of Sunnyvale, California preliminary lot line adjustment map. On the map the Ariba campus and the adjacent project are identified.]

                                    EXHIBIT B
                                    ---------

                                    PREMISES

           [INSERT ARIBA PLAZA, BUILDING 1 - 1st FLOOR GRAPHIC HERE.]

                                   Ariba Plaza
                             Building 1 - 1st Floor

[Graphic, dated 4/11/01, shows the floor plan of Ariba Plaza, Building 1, First Floor.]

            [ENTER ARIBA PLAZA, BUILDING 1 - 2nd FLOOR GRAPHIC HERE.]

                                   Ariba Plaza
                             Building 1 - 2nd Floor

[Graphic, dated 4/11/01, shows the floor plan of Ariba Plaza, Building 1, Second Floor.]

           [INSERT ARIBA PLAZA, BUILDING 1 - 3rd FLOOR GRAPHIC HERE.]

                                   Ariba Plaza
                             Building 1 - 3rd Floor

[Graphic, dated 4/11/01, shows the floor plan of Ariba Plaza, Building 1, Third Floor.]

            [ENTER ARIBA PLAZA, BUILDING 1 - 4th FLOOR GRAPHIC HERE.]

                                   Ariba Plaza
                             Building 1 - 4th Floor

[Graphic, dated 4/11/01, shows the floor plan of Ariba Plaza, Building 1, Fourth Floor.]

            [ENTER ARIBA PLAZA, BUILDING 4 - 4th FLOOR GRAHIC HERE.]

                                   Ariba Plaza
                             Building 4 - 4th Floor

[Graphic, dated 4/11/01, shows the floor plan of Ariba Plaza, Building 4, Fourth Floor.]

                                    EXHIBIT C
                                    ---------

                       SUBLANDLORD'S RULES AND REGULATIONS

A. General Rules and Regulations. The following rules and regulations govern the use of the Building and the Project Common Areas. Subtenant will be bound by such rules and regulations and agrees to cause Subtenant's employees, subtenant's, assignees, contractors, suppliers, customers, and invitees to observe the same.

1. Subtenant shall not in any way obstruct the sidewalks, halls, elevators, stairways, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Buildings, and they shall use the same only as passageways to and from their respective work areas.

2. Any sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into any Building shall not be covered or obstructed by the Subtenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Subtenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of the Sublandlord, which consent may be withheld in Sublandlord's sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Subtenant. Cleaning of equipment of any type is prohibited.

3. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of the Sublandlord, which may be withheld in Sublandlord's discretion.

4. No boring or cutting for wires shall be allowed, except with the consent of the Sublandlord, which may be withheld in Sublandlord's discretion.

5. Subtenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6. Sublandlord may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Subtenant shall require extra heavy equipment, Subtenant shall notify Sublandlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of the Subtenant.

7. Subtenant and Subtenant's officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Subtenants or those having business with them, nor bring into or keep within the Project any animal or bird (except seeing-eye dogs) or any bicycle or other vehicle, except such vehicle as Sublandlord may from time to time permit.

8. No machinery of any kind will be allowed in the Premises without the written consent of Sublandlord. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9. All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Sublandlord.

10. No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premise, or on the grounds, without in each instance, the written consent of Sublandlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Sublandlord may withhold consent in its sole discretion. Subtenant will not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

11. All garbage, including wet garbage, refuse or trash shall be placed by the Subtenant in the receptacles appropriate for that purpose and only at locations prescribed by the Sublandlord.

12. Subtenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13. Subtenant shall observe all security regulations issued by Sublandlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14. Any requirements of the Subtenant will be considered only upon written application to Sublandlord and Sublandlord's address set forth in the Sublease. However, for minor day to day repairs and emergency repairs, Subtenant may call Sublandlord for such repairs or other service via Sublandlord's emergency hotline for immediate service. Such requirement must promptly be filed under written application as set forth above as soon as possible thereafter.

15. No waiver of any rule or regulation of Sublandlord shall be effective unless expressed in writing and signed by Sublandlord or its authorized agent.

16. Sublandlord reserves the right to exclude or expel from the Project any person who, in the judgment of Sublandlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or rules and regulations of the Project. Sublandlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgement of Sublandlord would be prejudicial to the safety character, reputation, and interest of the Project and it's tenants, provided that nothing herein contained will be constructed to prevent such access to persons with whom any Subtenant normally deals in the ordinary course of it's business, unless such persons are engaged in illegal or unlawful activities. No Subtenant and no employee or invitee of any Subtenant will go upon the roof of the Building.

17. Sublandlord specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.

18. Except as specifically provided in the Sublease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or the inside of the Building or the Project without the prior written consent of the Sublandlord. Sublandlord will have the right to remove, at Subtenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed, or inscribed at the expense of the Subtenant and under direction of Sublandlord by a person or company designated or approved by Sublandlord.

19. If Sublandlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar attached or used in connection with any window or door of the Premises, are placed on any windowsill, which is visible from the exterior of the Premises, Subtenant will immediately discontinue such use. Subtenant agrees not to place anything against or near glass partitions or doors or windows, which may appear unsightly from outside the Premises including from within any interior common areas.

20. Sublandlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills, or any other written material, peddling, sales, and displays or products, goods, and wares, in all portions of the Project except as may be expressly permitted under the Sublease. However, Subtenant shall be allowed to use an outside catering vendor to cater Subtenant's own, internal events. Sublandlord reserves the right to prohibit, restrict and regulate the use of common areas of the Project and Building by invitees of Subtenant's providing services to Subtenant's on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a Subtenant's Premises for such purposes. Without the limiting of the foregoing, Sublandlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for Subtenant's and the general public.

21. Sublandlord reserves the right to exclude from any Building unless that person is known to be person or employee in charge of the building, or had a pass or is properly identified. Subtenant will be responsible for all persons for whom it requests and will be liable to Sublandlord for all acts of such persons. Sublandlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Sublandlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement, or other commotion by closing the doors or by other appropriate action.

22. The directory of the Building or the Project will be provided exclusively for the display of the name and location of Subtenant's only and Sublandlord reserves the right to exclude any other names therefrom.

23. Subtenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

24. Subtenant may not rekey any doors in the Premises without Ariba's prior written consent. Upon any such rekeying, Subtenant shall deliver to Sublandlord a copy of such new key. Subtenant, upon the termination of it's tenancy, will deliver to Sublandlord the keys to all doors which have been furnished to Subtenant or rekeyed by Subtenant, and in the event of loss of any keys so furnished by Sublandlord, will pay Sublandlord therefor.

25. Except with respect to Building One, Freight elevator(s) will be available for use by all subtenants in the building, subject to such reasonable scheduling as Sublandlord, in it's discretion, deems appropriate. Except with respect to Building One, no equipment, furniture, materials, packages, supplies, merchandise or other property will be received in the building or carried in the elevators except between such hours and in such elevators as may be designated by Sublandlord. Except as otherwise agreed between Subtenant and Sublandlord, and except with respect to Building One, Subtenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes, and similar items will, unless otherwise agreed in writing by Sublandlord, be made during the hours of 5:30 p.m. and 7:30 a.m., or on Saturday or Sunday. Except with respect to Building One, deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other Subtenant's of the operation of the Building.

26. Subtenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Subtenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Sublandlord or other occupants of the Building by reason of odors or vibrations, nor will Subtenant bring into or keep in or about the Premises any pets or other animals (except seeing-eye dogs).

27. Subtenant will not use any method of heating or air conditioning other than that supplied by Sublandlord without Sublandlord's prior written consent.

28. Subtenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Sublandlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, law or regulations of which Subtenant has actual notice, and will refrain from attempting to adjust controls.

29. Without the written consent of Sublandlord, Subtenant will not use the name of the Building or the Project in connection with or in promoting or advertising the business of Subtenant except as Subtenant's address.

30. Subtenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Subtenant and its employees leave the Premises. Subtenant will be responsible for any damage or injuries sustained by other Subtenant's or occupants of the Building or by Sublandlord for noncompliance with this rule.

31. Subtenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Sublandlord's prior written consent, which consent Sublandlord may withhold in it's sole and absolute discretion.

32. Sublandlord reserves the right to direct electricians as to where and how telephones and telegraph wires are to be introduced to the Premises. Subtenant will not cut or bore holes for wires. Subtenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Sublandlord. Subtenant shall repair any damage resulting from noncompliance with this rule.

33. Subtenant will store all its trash and garbage within it's Premises or in other facilities provided by Sublandlord. Subtenant will not place in any trash box or receptacle any material, which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Sublandlord.

34. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Sublandlord's consent, except the use by Subtenant of approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

35. Neither Subtenant nor any of it's employees, agents, customers and invitees may use in any space or in the Common Areas of the Building or the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Sublandlord may approve. Subtenant will not bring any other vehicles of any kind into the Building, including bicycles.

36. Subtenant agrees to comply with all safety, fire protection and evacuation procedures established by Sublandlord or any governmental agency.

37. Subtenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

38. To the extend Sublandlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the Subtenant's in the Building or the Project, Sublandlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

39. Smoking is not allowed in the Building. You must be at least forty (40) feet from any entry to the Building. Sublandlord may require Subtenant and any of it's employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Project.

40. Employees of Sublandlord will not perform any work or do anything outside of their regular duties unless under special instructions from Sublandlord, and no employee of Sublandlord will admit any person (Subtenant or otherwise) to any office without specific instructions from Sublandlord.

41. Subtenant shall not store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Sublandlord, which consent may be revoked at any time.

     In the event that any unauthorized storage shall occur, Sublandlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Subtenant, which cost shall be immediately payable upon demand by Sublandlord.

42. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Sublease. Sublandlord may waive any one or more of these Rules and Regulations for the benefit of Subtenant or any other Subtenant, but no such waiver by Sublandlord will be construed as a waiver of such Rules and Regulations in favor of Subtenant or any other Subtenant, nor prevent Sublandlord from thereafter enforcing any such Rules and Regulations against any or all of the Subtenant's of the Project.

43. Sublandlord reserved the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Sublandlord's judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of the other occupants and tenants of the Project. Sublandlord shall not be responsible to Subtenant or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Subtenant shall be deemed to have read these rules, and have agreed to abide by them as a condition to its occupancy of the Premises.

44. Subtenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

45. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Sublandlord, and the Sublease provisions, the Sublease provisions shall govern and control.

B. Parking Rules and Regulations. The following rules and regulations govern the use of the parking facilities, which serve the Project. Subtenant will be bound by such rules and regulations and agrees to cause it's employees, subtenant's, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Subtenant will not permit or allow any vehicles that belong to or are controlled by Subtenant or Subtenant's employees, subtenant's, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Sublandlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3.   All directional signs and arrows must be observed.

4.   The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Sublandlord or Sublandlord's parking operator.

6. Sublandlord reserves the right, without cost or liability to Sublandlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Sublandlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Subtenant agrees to use it's best efforts to acquaint it's employees, subtenant's, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. Parking stickers, access cards or any other device or form of identification supplied by Sublandlord as a condition of use of the parking facilities shall remain the property of Sublandlord. Parking identification devices, if utilized by Sublandlord, must be displayed as requested any may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any are not transferable and any device in the possession of an unauthorized holder will be void. Sublandlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Subtenant or any of it's agents, employees or representatives who willfully refuse to comply with these rules and regulations and all un posted city, state or federal ordinances, laws or agreements.

10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Project immediately, and a lost or stolen report must be filed by the Subtenant or user of such parking identification device or access card at the time. Sublandlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card, which is reported lost or stolen, and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

11. All damage or loss claimed to be the responsibility of Sublandlord must be reported, itemized in writing and delivered to the management office located within the Project within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Sublandlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Sublandlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Sublandlord is not responsible for loss of use.

12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Sublandlord will not be deemed to have been approved by Sublandlord.

13. Sublandlord reserves the right, without cost or liability to Sublandlord, to tow any vehicle, which is used or parked in violation of these rules and regulations.

14. Sublandlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities.

15. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Sublandlord, and the Sublease provisions, the Sublease provisions shall govern and control.

                                    EXHIBIT D
                                    ---------

                          COMMENCEMENT DATE MEMORANDUM

[Sublandlord's Notice Address]

Dear Sir or Madam,

     With reference to that certain sublease agreement ("Sublease") dated _________, 200__, by and between Ariba, Inc., a Delaware corporation ("Sublandlord"), and __________________ ________________, a(n)
_______________________ ("Subtenant"), for certain premises located at ______ Eleventh Avenue, Sunnyvale, California (the "Premises"), in accordance with Paragraph 2.1 of the Sublease, Subenant acknowledges and certifies to Sublandlord as follows:

     With respect to __________________________ [describe relevant portion of Premises, with reference to attached diagram if less than an entire floor] ("Partial Premises"):

     1.   The term commenced on ___________, 200__;

     2. Subtenant has accepted and is currently in possession of the Partial Premises; and

     3. The number of square feet of the Partial Premises is _______ [if less than an entire floor].


     Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of Subtenant. In Witness Whereof, this Commencement Date Memorandum is executed on _____________, 200__.

                                     SUBTENANT

                                     ________________________________, a(n)
                                     _______________________

                                     By:               _________________________
                                     Print Name:       _________________________
                                     Title:            _________________________

                                     By:               _________________________
                                     Print Name:       _________________________
                                     Title:            _________________________

                                    EXHIBIT E
                                    ---------

                                 RAVENDALE LEASE

                             1st AMENDMENT TO LEASE

THIS 1st AMENDMENT TO LEASE (this "1st Amendment") is made this 7th day of June 2000 between Spieker Properties, L.P., a California limited partnership, ("Landlord"), and Interwoven, Inc., a Delaware corporation ("Tenant").

         WHEREAS, Landlord and Tenant entered into a Lease dated May 1, 2000, (as amended, the "Lease"), for those certain premises located at 385 Ravendale Drive, Mountain View, California (the "Premises"), as more fully described in the Lease. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease; and

         WHEREAS, the Scheduled Term Commencement Date was to be July 15, 2000, Landlord and Tenant desire to modify the Scheduled Term Commencement Date and the Scheduled Expiration Date.

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

1.       Scheduled Term Commencement Date: September 1, 2000

2. Early Occupancy: Paragraph 39.C is deleted in its entirety and replaced by the following:

         Upon full execution of this Lease, Tenant shall have the right to occupy the Premises on July 1, 2000, for purposes of installing cabling, fixtures and furniture, with all terms and conditions of this Lease in full force and effect except that Tenant shall not be required to pay Rent for the period July 1, 2000 through August 31, 2000.

3.       Scheduled Expiration Date: August 31, 2007

Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have entered into this 1st Amendment as of the date first written above.


LANDLORD:                                      TENANT:
Spieker Properties, L.P.,                      Interwoven, Inc.
a California limited partnership               a Delaware corporation

By:  Spieker Properties, Inc.                  By:   /s/ David M. Allen
     a Maryland corporation                          ---------------------------
     its General Partner                             David Allen
                                                     Its:  Vice President & CFO

By:  /s/ Eric T. Luhrs
     ----------------------------
     Eric T. Luhrs
     Vice President

                             BASIC LEASE INFORMATION
                                 INDUSTRIAL NET

LEASE DATE:                                      May 1, 2000
(same as date in first paragraph of Lease)

TENANT:                                          Interwoven. Inc., a Delaware corporation

TENANT'S NOTICE ADDRESS:                         385 Ravendale Drive, Mountain View, CA

TENANT'S BILLING ADDRESS:                        385 Ravendale Drive, Mountain View, CA

TENANT CONTACT:                David Allen       PHONE NUMBER:(408) 774-2000
                                                 FAX NUMBER:  (408) 774-2002

LANDLORD:                                        Spieker Properties, L.P., a California limited partnership

LANDLORD'S NOTICE ADDRESS:                       2180 Sand Hill Road, Suite 100, Menlo Park, CA 94025

LANDLORD'S REMITTANCE ADDRESS:                   Spieker Properties
                                                 P.O. Box 45587
                                                 Dept, 10794
                                                 San Francisco, CA 94145-0587

Project Description:                             That one (1) building commonly known as 385 Ravendale Drive in Mountain View, California. The Project is outlined in green on
                                                 Exhibit B.

Building Description:                            Approximately 35,206 rentable square feet at 385 Ravendale
                                                 Avenue In Mountain View, CA 94043. The Building is outlined in blue on Exhibit B:

Premises:                                        Approximately 35,206 rentable square feet
                                                 385 Ravendale Avenue in Mountain View, CA
                                                 94043. The Premise is outlined in red on Exhibit B.1.

Permitted Use:                                   General office use in compliance with all applicable laws and ordinances of the City of Mountain View.

Parking Density:                                 3.3 spaces per 1,000 rentable square feet of the Premises

Scheduled Term Commencement Date:                July 15, 2000 (contingent on executed termination with existing tenant)

Scheduled Length of Term:                        Eighty-four and one-half (84 1/2) months

Scheduled Term Expiration Date:                  July 31, 2007

Rent:
     Base Rent:                                  $176,030.00 per month

                                                 (subject to adjustment as provided in Paragraph 39A. hereof)

     Estimated First Year Operating Expenses:    $13,681.00 per month

Security Deposit                                 $2,112,360.00 (to be held fn the form of a Letter of Credit see

                                                 Paragraphs 19 and 39B)

Tenant's NAICS Code:                             7372
Tenant's Proportionate Share:

Of Building:                                     100%

Of Project:                                      100%

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

LANDLORD:                                                    TENANT:
Spieker Properties, L.P.,                                    Interwoven, Inc.
a California limited partnership                             a Delaware corporation

By:  Spieker Properties, Inc.                                By:   /s/ David M. Allen
     a Maryland corporation                                        ----------------------
     its General Partner                                           David Allen
                                                             Its:  Vice President & CFO

By:  /s/ Eric T. Luhrs
     -------------------------
     Eric T. Luhrs
     Vice President

                                TABLE OF CONTENTS

                                                                                            Page

         Basic Lease Information ..........................................................   1
         Table of Contents ................................................................   2
1.       Premises .........................................................................   5
2.       Possession and Lease Commencement ................................................   5
3.       Term ............................................................................    5
4.       Use ..............................................................................   5
5.       Rules and Regulations ............................................................   6
6.       Rent .............................................................................   6
7.       Operating Expenses ...............................................................   6
8.       Insurance and Indemnification ....................................................   8
9.       Waiver of Subrogation ............................................................   9
10.      Landlord's Repairs and Maintenance ...............................................   9
11.      Tenant's Repairs and Maintenance .................................................   9
12.      Alterations ......................................................................   9
13.      Signs ............................................................................  10
14.      Inspection/Posting Notices .......................................................  10
15.      Services and Utilities ...........................................................  10
16.      Subordination ....................................................................  11
17.      Financial Statements .............................................................  11
18.      Estoppel Certificate .............................................................  11
19.      Security Deposit .................................................................  11
20.      Limitation of Tenant's Remedies ..................................................  12
21.      Assignment and Subletting ........................................................  13
22.      Authority of Tenant ..............................................................  13
23.      Condemnation .....................................................................  13
24.      Casualty Damage ..................................................................  13
25.      Holding Over .....................................................................  14
26.      Default ..........................................................................  14
27.      Liens ............................................................................  15
28.      Substitution .....................................................................  15
29.      Transfers by Landlord ............................................................  15
30.      Right of Landlord to Perform Tenant's Covenants ..................................  16
31.      Waiver ...........................................................................  16
32.      Notices ..........................................................................  16
33.      Attorney's Fees ..................................................................  16
34.      Successors and Assigns ...........................................................  16
35.      Force Majeure ....................................................................  16
36.      Surrender of Premises ............................................................  17
37.      Hazardous Materials ..............................................................  17
38.      Miscellaneous ....................................................................  17
39.      Additional Provisions ............................................................  18
40.      Jury Trial Waiver ................................................................  21
         Signatures .......................................................................  21

         Exhibits:
         Exhibit A ......................................................  Rules and Regulations
         Exhibit B ..................................................................  Site Plan
         Exhibit C ................................................  Lease Improvement Agreement
         Exhibit D ..........................................  Hazardous Materials Questionnaire

         Additional Exhibits as Required

                                      LEASE

THIS LEASE is made as of the 24th day of, April, 2000, by and between Spieker Properties, L.P., a California limited partnership (hereinafter called "Landlord"), and Interwoven, Inc., a Delaware corporation (hereinafter called "Tenant").

1.       PREMISES.

         Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") outlined in red on Exhibit B and described in the Basic Lease Information. The Premises shall be all or part of a building (the "Building") and of a project (the "Project"), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. For purposes of this Lease. "Premises," "Building" and "Project" shall all mean the same thing. The Building and Project are outlined in blue and green respectively on Exhibit B. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant's Proportionate Share, as defined in the Basic Lease Information; as provided in Paragraph 7.A.

2.       POSSESSION AND LEASE COMMENCEMENT

         Existing Improvements. If this Lease pertains to a Premises in which the interior improvements have already been constructed ("Existing Improvements"), the provisions of this Paragraph 2. shall apply and the term commencement date ("Term Commencement Date") shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises; or (2) Landlord notifies Tenant that Tenant may occupy the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to deliver the same, which date shall then be deemed the Term Commencement Date. Tenant shall not be liable for any Rent (defined below) for any period prior to the Term Commencement Date. Tenant acknowledges that Tenant has inspected and accepts the Premises in their present condition, broom clean, "as is," and as suitable for, the Permitted Use (as defined below), and for Tenant's intended operations in the Premises. Tenant agrees that the Premises and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord or any agents of Landlord unless such are expressly set forth in this Lease. Upon Landlord's request, Tenant shall promptly execute and return to Landlord a "Start-Up Letter" in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date; in accordance with the terms of this Lease, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

3.       TERM

         The term of this Lease (the "Term") shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

4.       USE

A. General. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information ("Permitted Use") and for no other use or purpose:
Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the parking density specified in the Basic Lease Information (the "Parking Density") at any time. So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time. Landlord will use reasonable efforts not to interfere with Tenant's ongoing business.

B. Limitations. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common areas as a result of Tenant's or any Tenant's Party's use thereof, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or interfere with their use of their respective premises or common areas. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.

C. Compliance with Regulations. By entering the Premises, Tenant accepts the Premises in the condition existing as of the date of such entry. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to the use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "Regulations"). Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any Regulation. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

5.       RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as Exhibit A and any other rules and regulations and any modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or the Building or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of such rules and regulations, any other tenant's or occupant's lease or any Regulations.

6.       RENT

     A. Base Rent. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money, of the United States, without deduction or offset whatsoever, at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in Writing. Base Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term "Base Rent" shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted front time to time.

    B. Additional Rent. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, Tenant's Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under Paragraph 15, the interest and late charge described in Paragraphs 26.D. and E., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.

7.       OPERATING EXPENSES

     A. Operating Expenses. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share of the Building and/or Project (as applicable), as defined in the Basic Lease Information, of Operating Expenses (defined below) in the manner set forth below. Tenant shall pay the applicable Tenant's Proportionate Share of each such Operating Expenses. Landlord and Tenant acknowledge that if the number of buildings which constitute the Project increases or decreases, or if physical changes are made to the Premises, Building or Project or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant's Proportionate Share of the Building or Project to reflect the change. Landlord's determination of Tenant's Proportionate Share of the Building and of the Project shall be conclusive so long as it is reasonably and consistently applied. "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Operating Expenses shall include, but are not limited to, the following;

     (1) Taxes. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the development, leasing, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, or taxes computed upon the basis of the net income of any owners of any interest in the Project. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

     (2) Insurance. All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein.

     (3) Common Area Maintenance.

          (a) Repairs, replacements, and general maintenance of and for the Building and Project and public and common areas and facilities of and comprising the Building and Project, including, but not limited to, the roof and roof membrane, elevators, mechanical rooms, alarm systems, pest extermination, landscaped areas, parking and service areas, driveways, sidewalks, truck staging areas, rail spur areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment end wiring servicing, plumbing, lighting, and any other items or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord's discretion, except for: those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.

          (b) Repairs, replacements, and general maintenance shall include the cost of any improvements made to or assets acquired for the Project or Building that in Landlord's discretion may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or for the operation of the Building systems, services and equipment, or are required to comply with any Regulation, such costs or allocable portions thereof shall be amortized over the useful life in accordance with General Accounting Principles as Landlord shall determine, together with interest on the unamortized balance at the publicly announced "prime rate" charged by Wells Fargo Bank, N.A. (San Francisco) or its successor at the time such improvements or capital assets are constructed or acquired, plus two (2) percentage points, or in the absence of such prime rate, then at the U.S. Treasury six-month market note (or bond, if so designated) rate as published by any national financial publication selected by Landlord, plus four (4) percentage points, but in no event more than the maximum rate permitted by law, plus reasonable financing charges.

          (c) Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project.

          (d) All allocated or proportional expenses and rental related to services and costs of supplies, materials and equipment used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services to the extent not addressed in Paragraph 11 hereof, window cleaning, elevator maintenance, Building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project, including without limitation salaries, wages and benefits and management office rent.

          (e) The cost of supplying any services and utilities which benefit all or a portion of the Premises, Building or Project to the extent not addressed in Paragraph 15 hereof.

          (f) Legal expenses and the cost of audits by certified public accountants specifically related to the operation of the Premises; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

          (g) A management and accounting cost recovery fee equal to two and one-half percent (2.5%) of the sum of the Project's revenues.

If the rentable area of the Building and/or Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in Landlord's discretion in computing the Operating Expenses for such year so that Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component, expenses that are affected by variations in occupancy levels) of Operating Expenses; as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Operating Expenses from all of the tenants in the Building or Project, as the case may be:

Operating Expenses shall not include the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, the initial construction cost of the Building, or debt service on any mortgage or deed of trust recorded with respect to the Project other than pursuant to Paragraph 7.A.(3)(b) above or commissions or other costs associated with the marketing of the Premises.

The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto, except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to provide the same.

     B. Payment of Estimated Operating Expenses. "Estimated Operating Expenses" for any particular year shall mean Landlord's estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses by more then five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Operating Expenses for such year, such revised installment amounts to be Additional Rent for all purposes hereunder.

     C. Computation of Operating Expense Adjustment. "Operating Expense Adjustment" shall mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant's payment based upon Estimated Operating Expenses is less than Tenant's Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant's payments of Estimated Operating Expenses exceed Tenant's Proportionate Share of Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within twenty (20) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of 30 days and the number of calendar months during such fiscal year that this Lease is in effect. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord's failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant's Proportionate Share of Operating Expenses.

     D. Net Lease. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project.

     E. Tenant Audit. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than twenty (20) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating Expenses for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit: If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of the Operating Expenses previously reported, the cost of such audit shall be borne by

Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.E. within twenty (20) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof. Tenant acknowledges and agrees that any information revealed in the above described audit may contain proprietary end sensitive information and that significant damage could result to Landlord if such information were disclosed to any party other than Tenant's auditors. Tenant shall not in any manner disclose, provide or make available any information revealed by the audit to any person or entity without Landlord's prior written consent, which consent may be withheld by Landlord in its sole and absolute discretion. The information disclosed by the audit will be used by Tenant solely for the purpose of evaluating Landlord's books and records in connection with this Paragraph 7.E.

8.       INSURANCE AND INDEMNIFICATION

     A. Landlord's Insurance. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control:

          (1) Property Insurance. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the replacement cost thereof, in the form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

          (2) Optional Insurance. Landlord, at Landlord's option, may also (but shall have no obligation to) carry (i) insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Landlord could be required to abate to all Building tenants in the event of condemnation or casualty damage for a period of twelve (12) months; and (ii) liability insurance and such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises.

     B. Tenant's Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term the following:

          (1) Property Insurance. Insurance on all personal property and fixtures of Tenant and all improvements, additions or alterations made by or for Tenant to the Premises on an "All Risk" basis, insuring such property for the full replacement value of such property.

          (2) Liability Insurance. Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability coverage insuring all of tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a minimum general aggregate limit of Three Million Dollars ($3,000,000.00), with an "Additional Insured - Managers or Lessors of Premises Endorsement" and the "Amendment of the Pollution Exclusion Endorsement." All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "primary" and noncontributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Tenant's Commercial General Liability Insurance. All such insurance shall provide for the Severability of interests of insureds; and shall be written on an "occurrence" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

          (3) Workers' Compensation and Employers' Liability Insurance. Workers' Compensation Insurance as required by any Regulation, and Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease.

          (4) Commercial Auto Liability Insurance. Commercial auto liability insurance with a combined limit of not less then One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).

          (5) Alterations Requirements. In the event Tenant shall desire to perform any Alterations, Tenant shall deliver to Landlord, prior to commencing such Alterations (i) evidence satisfactory to Landlord that Tenant carries "Builder's Risk" insurance covering construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall nondiscriminatorily require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Landlord.

          (6) General Insurance Requirements. All coverages described in this Paragraph 8.B shall be endorsed to (i) provide Landlord with thirty (30) days' notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at anytime during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five
Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder; and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

     C. Indemnification. Tenant shall indemnity, defend by counsel reasonably acceptable to Landlord, protect and hold Landlord, Spieker Properties, Inc., and each of their respective directors, shareholders, partners, lenders, members, managers, contractors, affiliates, and employees (collectively, "Landlord Indemnities") harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property or business loss occurring or resulting directly or indirectly from the use or occupancy of the Premises, Building or Project by `tenant or Tenant's Parties, or from activities or failures to act of Tenant or Tenant's Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project; (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant's Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the active negligence or willful misconduct of Landlord. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of or damage to any person or property or business loss in or about the Premises, Building or Project by or from any cause whatsoever (other than Landlord's gross negligence or willful misconduct) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building of Project, acts of God or of third parties, or any matter outside of the reasonable control of Landlord. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

9.       WAIVER OF SUBROGATION

         Landlord and Tenant each waives any claim, loss or cost it might have against the other for any injury to or death of any person or persons, or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against (or is required to be insured against under the forms hereof) under any property damage insurance policy covering the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, regardless of whether the negligence of the other party caused such Loss.

10.      LANDLORD'S REPAIRS AND MAINTENANCE

         Landlord shall maintain in good repair, reasonable wear and tear excepted, the structural soundness of the roof, foundations, and exterior, walls of the Building. The term "exterior wells" as used herein shall not include windows, glass or plate glass, doors, dock bumpers or dock plates, special store fronts or office entries. Any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant's Parties may be repaired by Landlord at Landlord's option and Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, end there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph 24 by taking possession of the Premises, Tenant accepts them "as is," as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use and Tenant's intended operations in the Premises, whether or not any notice of acceptance is given.

11.      TENANT'S REPAIRS AND MAINTENANCE

         Tenant shall at all times during the Term at Tenant's expense maintain all parts of the Premises and such portions of the Building as are within the exclusive control of Tenant in a first-class, good, clean and secure condition and promptly make all necessary repairs and replacements, as reasonably determined by Landlord, including but not limited to, all windows, glass, doors, walls, including demising walls, and wall finishes, floors and floor covering, heating, ventilating and air conditioning systems, ceiling insulation, track doors, hardware, dock bumpers, dock plates and levelers, plumbing work and fixtures, downspouts, entries, skylights, smoke hatches, roof vents, electrical and lighting systems, and fire sprinklers, with materials and workmanship of the same character, kind and quality as the original. Tenant shall at Tenant's expense also perform regular removal of trash and debris. If Tenant uses rail and if required by the railroad company, Tenant agrees to sign a joint maintenance agreement governing the use of the rail spur, if any. Tenant shall, at Tenant's own expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty (30) days after the Term Commencement Date. Landlord may, upon notice to Tenant, enter into such a service contract on behalf of Tenant or perform the work and in either case charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Premises or the Building or Project resulting from or caused by any negligence or act of Tenant or Tenant's Parties. Nothing herein shall expressly or by implication render Tenant Landlord's agent or contractor to effect any repairs or maintenance required of Tenant under this Paragraph 11, as to all of which Tenant shall be solely responsible. Notwithstanding anything to the contrary in this Paragraph 11, shall Tenant be required to make repairs to the heating, ventilating and sit conditioning systems, Landlord shall reimburse Tenant for such repairs, if any, up to a maximum amount of ten thousand dollars ($10,000). Said repairs, if any, shall be completed prior to August 31, 2000. Tenant shall deliver to Landlord copies of any invoices along with a written request for reimbursement and Landlord shall reimburse Tenant within thirty (30) days of Tenants written request.

12.      ALTERATIONS

     A. Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises ("Alterations") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord's opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and will not cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including, without limitation, the Americans With Disabilities Act); and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its' invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose rules and regulations for contractors and subcontractors performing such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations end Paragraph 27 hereof. Tenant shall at Tenant's sole expense, perform any additional work required under applicable Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant's obligations under this Paragraph 12. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications; Landlord shall provide Tenant with a response and/or consent to Alterations within ten (10) business days from receipt of the request from Tenant provided that Tenant has delivered all documents and information reasonably requested by Landlord. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant's interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such


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taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

     B. In compliance with Paragraph 27 hereof, at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction if the law so provides, Tenant shall cause a timely notice of completion to be recorded, in the office of the recorder of the county in which the Building is located.

     C. Notwithstanding anything to the contrary contained in Paragraph 12.A, at the time Landlord gives its consent for any Alterations Tenant shall also be notified whether or not Landlord will require that such Alterations be removed upon the expiration or earlier termination of this Lease. If Landlord fails to so notified Tenant it shall be assumed that Landlord will require their removal. All such removals and restoration shall be accomplished in a first-class and good and workmanlike manner so as not to cause any damage to the Premises or Protect whatsoever. If Tenant falls to remove such Alterations or Tenant's trade fixtures or furniture or other Personal property, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense.

13.      SIGNS

         Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or, banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building, in or on any exterior window or window fronting upon any common areas or service area or upon any truck doors or man doors without Landlord's prior written approval which Landlord shall have the right to withhold in its absolute and sole discretion; provided that Tenant's name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord's Building signage program, including without limitation, payment by Tenant of any fee charged by Landlord for maintaining such signage, which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project end any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

14.      INSPECTION/POSTING NOTICES

         After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs, improvements or alterations to the Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or, required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the

Premises to prospective tenants purchasers encumbrancers or to others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises, Building and/or Project a suitable sign indicating that the Premises are available for lease.

15.      SERVICES AND UTILITIES

     A. Tenant shall (where practicable) contract for and pay directly when due, for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges cleaning, waste disposal and other utilities end services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs, ballasts and tubes. If any such services are not separately billed or metered to Tenant, Tenant shall pay an equitable proportion, as determined in good faith by Landlord, of all charges billed or metered with other premises. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.

     B. Tenant acknowledges that Tenant has inspected and accepts the water, electricity, heat and air conditioning and other utilities and services being supplied or furnished to the Premises as of the date Tenant takes possession of the Premises, if any, as being sufficient in their present condition, "as is," for the Permitted Use, and for Tenant's intended operations in the Premises. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

     C. Tenant shall not without written consent of Landlord use any apparatus, equipment or device in the Premises, including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water, or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, in each case as of the date Tenant takes possession of the Premises and as determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current, except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises, if any, as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. Tenant shall pay directly to Landlord upon demand as an addition to and separate from payment of Operating Expenses the cost of all such additional resources, energy, utility service and meters (and of installation, maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources, energy, utility or service). Landlord may add to the separate or metered charge a recovery of additional expense incurred in keeping account of the excess water, electric current or other resource so consumed. Landlord shall in no case be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change is the character or means of supplying or providing any such utilities or services or any supplier thereof;
(b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or otherwise, or because of any interruption of service due to Tenant's use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Premises; or (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building or the diminution in the quality or quantity thereof, whether by Regulation or otherwise; or (e) any interruption in Tenant's business operations as a result of any such occurrence; nor shall any such occurrence constitute an actual or constructive eviction of Tenant or a breach of an implied warranty by Landlord. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises, including without limitation by providing additional or after-hours heating or air conditioning. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. In addition, Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Landlord may, but shall not be obligated to, upon notice to Tenant, contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant's operations therein from any supplier or provider of any such service. Tenant shall cooperate with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord's suppliers or providers, and their respective agents and contractors, reasonable access to the Promises for the purpose of installing, maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.

16.      SUBORDINATION

         Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases ;of underlying leases which may now exist or hereafter be executed effecting the Premises and/or the land upon which the Premises, and Project are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, tenant shall, notwithstanding any subordination, attorn to and become the Tenant, of the successor in interest to Landlord provided that Tenant shall not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease, within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement. If requested in writing by Tenant, Landlord shall use commercially reasonable efforts to obtain a subordination, nondisturbance and attornment agreement for the benefit of Tenant reflecting the foregoing from any ground landlord, mortgagee or beneficiary, at Tenant's expense, subject to such other terms and conditions as the ground landlord, mortgagee or beneficiary may require.

17.      FINANCIAL STATEMENTS

         At the request of Landlord from time to time, Tenant shall provide to Landlord Tenant's and any guarantor's current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project.

18.      ESTOPPEL CERTIFICATE

         Tenant agrees from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Tenant agrees that if Tenant fails to execute end deliver such certificate within such ten (10) day period, Landlord may execute and deliver such certificate on Tenant's behalf and that such certificate shall be binding no Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.

19.      SECURITY DEPOSIT

         Tenant agrees to deposit with Landlord upon execution of this Lease, a security deposit as stated in the Basic Lease Information and in Paragraph 39.B of the Lease (the "Security Deposit"), which sum shall be held and owned by Landlord, without obligation to pay interest, as security for the performance of Tenant's covenants end obligations under this Lease. Landlord is hereby granted a security interest in the Security Deposit in accordance with applicable provisions of the California Commercial Code. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may from time to time, without prejudice to any other remedy provided herein or by law, use such fund as a credit to the extent necessary to credit against any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises, Building or Project caused by Tenant or any Tenant's Parties and to clean the Premises. Landlord may use and commingle the Security Deposit with other Funds of Landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

20.      LIMITATION OF TENANT'S REMEDIES

         The obligations and liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of Landlord or of the individual or other partners of Landlord or its or their partners, directors; officers, or shareholders, and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project. Under no circumstances shall Tenant have the right to offset against, or recoup Rent or other payments due and to become due to Landlord hereunder except as expressly provided in this Lease, which Rent and other payments shall be absolutely due and payable hereunder in accordance with the terms hereof. In no case shall Landlord be liable to Tenant for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease or otherwise, notwithstanding anything to the contrary contained in this Lease.

21.      ASSIGNMENT AND SUBLETTING

         (1) General. This Lease has been negotiated to be and is granted as an accommodation to Tenant. Accordingly, this Lease is personal to Tenant, and Tenant's rights granted hereunder do not include the right to assign this Lease or sublease the Premises, or to receive any excess, either in installments or lump sum, over the Rent which is expressly reserved by Landlord as hereinafter provided, except as otherwise expressly hereinafter provided. Tenant shall not assign or pledge this Lease or sublet the Premises or any pert thereof, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises or any pert thereof by anyone other than Tenant, or suffer or permit any such assignment, pledge, subleasing or occupancy, without Landlord's prior written consent except as provided herein, which shall not be unreasonably withheld. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice (the "Transfer Notice") at least forty-five (45) days' prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord's decision criteria specified hereinafter. Landlord shall then have a period of fifteen (15) days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either; (i) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (ii) to consent to the proposed assignment or sublease, subject, however, to Landlord's prior written consent of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease: If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (i) above but written consent by Landlord of the proposed assignee or subtenant shall still be required. If Landlord does not exercise option (i) above, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. With respect to a proposed sublease. In the event Landlord falls to respond to Tenant's written request for consent within .the above described fifteen (15) day period; Tenant may provide to Landlord a second written request for consent with respect to the same Proposed sublease ("Tenant's Second Consent Request"). If Landlord fails to respond to Tenant's Second Consent Request within fifteen (15) business days following landlord's receipt thereof, and the proposed sublease is for less than 50% of the Premises, then Landlord's failure to respond shall be deemed to be Landlord's consent to such subtenant or agent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies. Notwithstanding anything to the contrary in this Lease, Landlord's right to terminate pursuant to option (t) above shall not apply so long as Tenant is in occupancy of at least 17,603 square feet of the Premises and is not in default under this Lease.

     (2) Conditions of Landlord's Consent. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance satisfactory to Landlord; the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would increase the Occupancy Density or Parking Density of the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as determined by Landlord; the proposed assignee or subtenant is not of sound financial condition as determined by Landlord in Landlord's sole discretion; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises, or the use of any Hazardous Materials or other noxious use or use which may disturb other tenants of the Project; or Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under Paragraph 21.A.(I)(i), Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. In connection with each request for assignment or subletting, Tenant shall pay to Landlord Landlord's reasonable standard fee, for approving such requests, as well as all costs incurred by Landlord or any mortgagee or ground lessor in approving each such request and effecting any such transfer, including, without limitation, reasonable attorneys' fees.

     (3) Permitted Transfers. An "Affiliate" means any entity that (i) controls is controlled by, or is under common control with Tenant. (ii) results from the transfer of all or substantially all of Tenant's assets or stock, or (iii) results from the merger or consolidation of Tenant with another entity. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything to the contrary contained in this Lease. Landlord's consent is not required any assignment of this Lease or sublease of all or a portion of the Premises to an Affiliate so long as the following conditions are met: (a) at least ten (10) business days before any such assignment or sublease, Landlord receives written notice of such assignment or sublease (as well as any documents or information reasonably requested by Landlord regarding the proposed intended transfer and the transferee): (b) Tenant is not then and has not been in default under this Lease: (c) if the transfer is an assignment or any other transfer to an Affiliate other than a sublease, the intended assignee assumes in writing all of Tenant's obligations under this Lease relating to the Premises In form satisfactory to Landlord or, if the transfer is a sublease, the intended subleases accepts the sublease in form satisfactory to Landlord, (d) the intended transferee has a tangible net worth as evidenced by financial statements delivered to

Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles the are consistently applied, at least equal to $2,000,000,000.00; (e) the Premises shall continue to be operated solely for the use specified in the Basic Lease information and (f) Tenant shall pay to all costs reasonably incurred by Landlord or any mortgagee or ground lessor for such assignment or subletting, including, without limitation reasonable attorneys' fees. No transfer to an Affiliate in accordance with this subparagraph shall relieve Tenant named herein of any obligation under this Lease or alter the primary liability of Tenant named herein for the payment of Rent or fur the performance of mother obligation to be performed by Tenant, including the obligations contained in Paragraph 25 with respect to any Affiliate.

     B. Bonus Rent. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of a reasonable brokerage commission incurred by Tenant, shall be divided and paid fifty percent (50%) to Tenant, fifty percent (50%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.

     C. Corporation. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease

Notwithstanding anything to the contrary in this Lease the transfer of outstanding capital stock or other listed equity interests or the purchase of outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, by persona or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in determining whether control has been transferred.

     D. Unincorporated Entity. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or of the underlying beneficial interests of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

     E. Liability. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or any guarantor of this Lease of any liability under its guaranty or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant, or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease or any guarantor of this Lease of any liability under its guaranty. Any assignment or subletting which conflicts with the provisions hereof shall be void.

22.      AUTHORITY

Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant and the person or persons, if any, signing on behalf of Tenant, jointly and severally represent and warrant that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant's obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.

23.      CONDEMNATION

     A. Condemnation Resulting in Termination. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shaft have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

     B. Condemnation Not Resulting in Termination. If a portion of the Project of which the Premises area part should betaken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances, but only after giving Landlord credit for all sums received or to be received by Tenant by the condemning authority. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full alt Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term.

     C. Award. Landlord shall be entitled to (and Tenant shall assign to Landlord) any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against

Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically, and separately awarded Tenant for Tenant's personal property and moving costs, shall be and remain the property of Tenant.

     D. Waiver of CCP Section 1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.

24.      CASUALTY DAMAGE

     A. General. If the Premises or Building should be damaged or destroyed by fire, tornado, or other casualty (collectively, "Casualty"), Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's estimation material restoration of the Premises can reasonably be made within one hundred eighty (180) days from the date of such notice and receipt of required permits for such restoration. Landlord's determination shall be binding on Tenant.

     B. Within 180 Days. If the Premises or Building should be damaged by Casualty to such extent that material restoration can in Landlord's estimation be reasonably completed within one hundred eighty (l80) days after the date of such notice and receipt of required permits for such restoration, this Lease shall not terminate. Provided that insurance proceeds are received by Landlord to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises diligently and in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed on or about the Premises or paid for by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

     C. Greater than 180 Days. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such rebuilding or repair, then Landlord shall have the option of either: (1) terminating this Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of this Lease; or (2) electing to rebuild or repair the Premises diligently and in the manner determined by Landlord: Landlord shall notify Tenant of its election within thirty (30) days after Landlord's receipt of notice of the damage or destruction. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises or paid for by Tenant. If the Premises ere untenantable in whole or in pert following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

         D. Tenant's Fault. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

         E. Insurance Proceeds. Notwithstanding anything herein to the contrary, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate.

         F. Waiver. This Paragraph 24 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

         G. Tenant's Personal Property. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant's personal property.

25.      HOLDING OVER

         Unless Landlord expressly consents in writing to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord's written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention the amount-greater of one-hundred and fifty percent (150.0%) of the amount of the daily rental as of the last month prior to the date of expiration or earlier termination or one-hundred and fifty percent (150.0%) of the then current market rent for comparable space in Mountain View. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys' fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right.

Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.

26.      DEFAULT

         A. Events of Default. The occurrence of any of the following shall constitute en event of default on the part of Tenant:

                  (1) Abandonment. Abandonment or vacation of the Premises for a continuous period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

                  (2) Nonpayment of Rent. Failure to pay any installment of Rent or any other amount due and payable hereunder within three (3) days of the date when said payment is due, as to which time is of the essence.

                  (3) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., and in Paragraphs 8, 16, 18 and 25, such failure continuing for thirty 30 days after written notice of such failure, as to which time is of the essence.

                  (4) General Assignment. A general assignment by Tenant for the benefit of creditors.

                  (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

                  (6) Receivership. The employment of a receiver to take possession of substantially all of Tenant's assets or the Premises, if such appointment remains undismissed or undischarged for a period of fifteen (15) days after the order therefor.

                  (7) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of fifteen (15) days after the levy thereof.

                  (8) Insolvency. The admission by Tenant in writing of its inability to pay its debts as they become due.

         B. Remedies Upon Default.

                  (1) Termination. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate, unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord's consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant's default or of such termination. Landlord hereby reserves the right, but shall not have the obligation, to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes, or other means to bypass security at the Premises shall not terminate this Lease.

                  (2) Continuation After Default. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof. Landlord shall have the remedy described in California Civil Code Section 1951.4 ("Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due,' if Tenant has the right to sublet or assign, subject only to reasonable limitations"), or any successor code section. Accordingly, if Landlord does not elect to terminate this Lease on account of any event of default by Tenant, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord's interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant's right to possession.

                  (3) Increased Security Deposit. If Tenant is in default under Paragraph 26.A.(2) hereof and such default remains uncured for ten (10) days after such occurrence or such default occurs more than three times in any twelve
(12) month period, Landlord may require that Tenant increase the Security Deposit to the amount of three times the current month's Rent at the time of the most recent default.

         C. Damages After Default. Should Landlord terminate this lease pursuant to the provisions of Paragraph 26.B.(I) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from
Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The "worth at the time of award" as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of en event of default, Tenant shall owe to Landlord the full amount of such Base Rant or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

         D. Late Charge. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the first day of each calendar month, an amount equal to five percent (5%) of the delinquent amount or $150.00 whichever amount is greater, for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.

         E. Interest. Interest shall accrue on all sums not paid when due hereunder at the lesser of eighteen percent (18%) per annum or the maximum interest rate allowed by law ("Applicable Interest Rate") from the due date until paid.

         F. Remedies Cumulative. All of Landlord's rights, privileges and elections or remedies are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

         G. Replacement of Statutory Notice Requirements. When-this Lease requires service of a notice that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notice required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by this Paragraph 26 shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute.

27.      LIENS

         Tenant shall at all times keep the Premises and the Project free from liens wising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from time to time provide, for which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord's consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics' or materialmen's liens.

28.      SUBSTITUTION

29.      TRANSFERS BY LANDLORD

         In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

30.      RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, including Tenant's obligations under Paragraph 11 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant's part. In the case of an emergency, no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant's obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.

31.      WAIVER

         If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.

32.      NOTICES

         Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

         A. Rent. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

         B. Other. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

         C. Required Notices. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project.

33.      ATTORNEYS' FEES

         If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of en attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs, whether incurred at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

34.      SUCCESSORS AND ASSIGNS

         This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant's assigns,

35.      FORCE MAJEURE

         If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Paragraph 35.

36.      SURRENDER OF PREMISES

         Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, except for normal wear and tear including, but not limited to, all interior walls cleaned, all interior painted surfaces repainted in the original color, all holes in walls repaired, all carpets shampooed and cleaned, all HVAC equipment in operating order and in good repair; and all floors cleaned, waxed, and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant short remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A, hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 23 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. Any delay caused by Tenant's failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 23 hereof.

37.      HAZARDOUS MATERIALS

         A. General Restrictions. Tenant shall conduct its business and shall cause each Tenant Party to act in such a manner as to (a) not release or permit the release of any Hazardous Material in, under, on or about the Premises or Project, or (b) not use, stare, generate, treat, discharge, disperse, handle, manufacture, transport or dispose of (collectively, "Handle") any hazardous Materials (other than incidental amounts of customary cleaning and office supplies) in or about the Premises or Project without the prior written consent of Landlord, which consent Landlord may withhold in its sole and, absolute discretion ("Hazardous Materials Consent Requirements"). "Hazardous Material" means any hazardous, explosive, radioactive or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or agency, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Regulation, (ii) petroleum or petroleum derivative, (iii) a flammable. explosive, (iv) a radioactive material or waste, (v) a polychlorinated biphenyl, (vi) asbestos or asbestos containing material, (vii) infectious waste, or (viii) a carcinogen.

         B. Required Disclosures. Prior to Tenant (end at least five (5) days prior to any assignee or any subtenant of Tenant) taking possession of any part of the Premises, and on each anniversary of the Term Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were Handled on, in, under or about the Premises or Project for the twelve (12) month period prior to such Disclosure Date, or which Tenant intends to Handle on, under or about the Premises during the twelve (l2) month period following the Disclosure Date by executing and delivering to Landlord a "Hazardous Materials Questionnaire", in the form attached hereto as Exhibit D (as updated and modified by Landlord, from time to time). Tenant's disclosure obligations under this Paragraph 37.B shall include a requirement that, to the extent any information contained in a Hazardous Materials Questionnaire previously delivered by Tenant shall become inaccurate in any material respect, Tenant shall immediately deliver to Landlord a new updated Hazardous Materials Questionnaire.

         C. Additional Obligations. If any Hazardous Materials shall be released into the environment comprising or surrounding the Project in connection with the acts, omissions or operations of Tenant or any Tenant Party, Tenant shall at its sole expense promptly prepare a remediation plan therefor consistent with applicable Regulations and recommended industry practices (and approved by Landlord and all governmental agencies having jurisdiction) to fully remediate such release, and thereafter shall prosecute the remediation plan so approved to completion with all reasonable diligence and to the satisfaction of Landlord and applicable governmental agencies. If any hazardous Materials are Handled in, under, on or about the Premises during the Term, or if Landlord determines in good faith that any release of any Hazardous Materiel or violation of Hazardous Materials Regulations may have occurred in, on, under or about the Premises during the Term, Landlord may require Tenant to at Tenant's sole expense, (i) retain a qualified environmental consultant reasonably satisfactory to Landlord to conduct a reasonable investigation (an "Environmental Assessment") of a nature and scope reasonably approved in writing in advance by Landlord with respect to the existence of any Hazardous Materials in, on, under or about the Premises and providing a review of all Hazardous Materials activities of Tenant and the Tenant Parties, and (ii) provide to Landlord a reasonably detailed, written report, prepared in accordance with the institutional real estate standards, of the Environmental Assessment.

         D. Indemnity. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 37.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

38.      MISCELLANEOUS

         A. General. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

         B. Time. Time is of the essence regarding this Lease and all of its provisions.

         C. Choice of Law. This Lease shall in all respects be governed by the laws of the State of California.

         D. Entire Agreement. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other then those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.

         E. Modification. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall reduce Tenant's obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant's Proportionate Share of the Building and of the Project.

         F. Severability. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect:

         G. Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

         H. Examination of Lease. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

         I. Accord and Satisfaction. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.

         J. Easements. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grantor dedication shall materially interfere with Tenant's Permitted Use of the Premises. Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

         K. Drafting and Determination Presumption. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required or allowed in this Lease or requested of Landlord, Landlord's consent, determination or estimation shall be given or made solely by Landlord in Landlord's good faith opinion, whether or not objectively reasonable. If Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.

         L. Exhibits. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.

         M. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

         N. No Third Party Benefit. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.

         O. Quiet Enjoyment. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.

         P. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.

         Q. Multiple Parties. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.

         R. Prorations. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days. As used herein, the term "fiscal year" shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.

39.      ADDITIONAL PROVISIONS

         A. Addendum 1: Paragraph 6 Base Rent. Base Rent net of Estimated Operating Expenses Per Paragraph 7 of this Lease, for the Premises at 385 Ravendale Drive in Mountain View, California shall be as follows:

Months 1-12:  Base Rent shall be $176,030.00 per month. In addition to Base Rent
              Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement. Operative Expenses are initially estimated to be $13,681.00 per month. Operating Expenses are estimated a year in advance and collected on a monthly basis. Any adjustments (up or down) will be made at the end of the calendar year.

Months 13-24: Base Rent shall be $183.071.00 per month. In addition to Base
              Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

Months 25-36: Base Rent shall be $190,394.00 per month. In addition to Base
              Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

Months 37-08: Base Rent shall be $198,010.00 per month. In addition to Base
              Rent, Tenant shall also Pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

Months 49-60: Base Rent shall be $205,930.00 per month. In addition to Base
              Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

Months 61-72: Base Rent shall be $214,167.00 per month. In addition to Base
              Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

Months 73-84: Base Rent shall be $222,734.00 per month. In addition to Base
              Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operative Expenses as set forth in Paragraph 7 of the Lease Agreement.

         B. Letter of Credit

                  (1) Delivery of Letter of Credit. In lieu of depositing a cash security deposit with Landlord. Tenant shall, on execution of this Lease deliver to Landlord and cause to be in effect during the Lease Term an unconditional irrevocable letter of credit ("LOC") in the amount specified for the Security Deposit in the Basic Lease Information, as it may be increased as provided in this Lease (the "LOC Amount") for an initial term of one (1) year end thereafter shall renew automatically from year to year through 30 days beyond the expiration date of this Lease or any extension thereto. The LOC shall be in a form acceptable to Landlord and shall be issued by an LOC bank selected by Tenant and acceptable to Landlord An LOC bank is a bank that accepts deposits, maintains accounts has a local office that will negotiate a letter of credit and the deposits of which are insured by the Federal Deposit Insurance Corporation Tenant shall pay all expenses points, or fees incurred by Tenant in obtaining the LOC. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever Tenant without the prior written consent of Landlord. Tenant acknowledges that Landlord has the right to transfer or mortgage Its Interest in the Protect, the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LOC and/or the LOC Security Deposit (as defined below) to the transferee or mortgagee and in the event of such transfer Tenant shall look solely to such transferee or mortgagee for the return of the LOC and/or the LOC Security Deposit. Tenant shall, within ten (10) business days of request by Landlord execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm Landlord's transfer or assignment of the LOC Security Deposit and/or the LOC to such transferee or mortgagee.

                  (2) Replacement of Letter of Credit. Tenant may, from time to time, replace any existing LOC with a new LOC if the new LOC (a) becomes effective at least thirty (30) days before expiration of the LOC that it replaces is in the required LOC amounts (c) is issued by an LOC bank acceptable to Landlord; and (d) otherwise compiles with the requirements of this Paragraph 39 B. Tenant agrees that Silicon Valley Bank is not an acceptable LOC bank. Notwithstanding the foregoing sentence concurrent with the execution of this Lease Landlord will accept an LOC from Silicon Valley Bank, which LOC must comply in all respects with the terms and conditions of this Paragraph 39.B under the expressed condition that Tenant shall use its best efforts to replace the LOC by a new LOC from an LOC bank acceptable to Landlord as soon as possible but in no event later than July 31, 2001. Failure to deliver the replacement LOC prior to July 31, 2001 shall constitute a default of the Lease without the benefit of any notice or cure period, notwithstanding anything to the contrary contained in this Lease.

                  (3) Landlord's Right to Draw on Letter of Credit. The LOC shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord If, after notice and failure to cure within any applicable period provided in this Lease. Tenant defaults on any provision of this Lease. Landlord may, without prejudice to all or any other remedy it has, draw on that portion of the LOC necessary to (a) pay Rent or other sum in default: (b) pay or reimburse Landlord for any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Paragraph 30 (Right of Landlord to Perform Tenant's Covenant): and/or (c) compensate Landlord for any expense, loss, or damage that Landlord may suffer because of Tenant's default. The use, application or retention of the LOC, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the LOC and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If Tenant falls to renew or replace the LOC at least thirty (30) days before its expiration. Landlord may, without prejudice to any other remedy it has, draw on the entire amount of the LOC.

                  (4) LOC Security Deposit. Any amount of the LOC that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "LOC Security Deposit") in accordance with Paragraph 19 of this Lease.

                  (5) Restoration of Letter of Credit and LOC Security Deposit. If Landlord draws on any portion of the LOC and/or applies all or any portion o such draw. Tenant shall, within ten (10) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the LOC and the amount of any LOC Security Deposit, shall equal the LOC Amount then required under this Paragraph 39.B: or (b) reinstate the LOC to the full LOC Amount, and Tenant's failure to do so shall be a default under this Lease

                  (6) Reduction of Letter of Credit. The LOC Amount may be reduced at the times and to the corresponding amounts specified in this Paragraph 39.B(6) if each of the following conditions is satisfied to Landlord's satisfaction in each case: (i) Tenant is not and has not been in material default under the terms of this Lease beyond any applicable cure period. (ii) Tenant provides to Landlord ten (10) days prior written notice of any such reduction; (iii) the LOC provides that the issuing bank shall notify Landlord in writing at least five (5) business days prior to any such reduction, and (iv) each of the conditions precedent described in clauses 1. through 6., inclusive, is satisfied to Landlord's satisfaction.

At any time after the end of the forty-eighth (48) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to One million six hundred fifty thousand and No/100 Dollars ($1,650,000) if the following conditions precedent are satisfied to Landlord's satisfaction: (i) Tenant has a tangible net worth in excess of Two Hundred twenty million and No/100 Dollars ($200,000,000), which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount, and in connection with such determination. "Tangible net worth" shall mean assets less intangible assets and total liabilities, with intangible assets including nonmaterial benefits such as goodwill, patents, copyrights, and trademarks. Tenant shall deliver to Landlord for review Tenant's financial statements prepared in accordance with generally accepted accounting principles and audited by a nationally recognized public accounting firm acceptable to Landlord and any other financial information requested by Landlord ("Tenant's Financial Information"): and (ii) Tenant's Financial Information reflects four (4) consecutive calendar quarters of profitability, as determined by Landlord during the time period immediately preceding Tenant's request for reduction in the LOC Amount.

At any time after the end of the sixtieth (60th) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to One million two hundred thousand and No/100 Dollars ($1,200,000) if the following conditions precedent are satisfied to Landlord's satisfaction: (i) Tenant has a tangible net worth in excess of Two Hundred million and No/100 Dollars ($200,000,000) as reflected in Tenant's Financial Information, which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount: and (ii) Tenant's Financial Information reflects four (4) consecutive calendar quarters of Profitability, as determined by Landlord during the time period immediately preceding Tenant's request for reduction in the LOC Amount.

At any time after the end of the Seventy second ("72") month following the Term Commencement Date the LOC Amount may be reduced to an amount equal to Seven Hundred Fifty thousand and No/100 Dollars ($750 000) if the following conditions precedent are satisfied to Landlord's satisfaction: (i) Tenant has a tangible net worth in excess of Two Hundred million and No/100 Dollars ($200,000,000) as reflected in Tenant's Financial Information which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount; and (ii) Tenant's Financial Information reflects four (4) consecutive calendar quarters of profitability, as determined by Landlord, during the time period immediately preceding Tenant's request for reduction in the LOC Amount.

In the event that any of the above described reductions to the LOC Is made and, subsequently Tenant fails to meet the corresponding profitability and Tangible Net Worth condition precedent far a period of thirty (30) days following delivery by Landlord of written notice of any such failure Tenant shall within forty-eight (48) hours, increase the face amount of the LOC to an amount equal to the original LOC Amount if Tenant fails to increase the LOC Amount as provided above, such failure shall constitute a default hereunder (which default shall not be subject to any cure rights afforded anywhere in this Lease) and Landlord shall be entitled to draw on the LOC for the full LOC Amount and hold such LOC Amount as a Security Deposit in accordance with the terms of this Lease.

         C. Early Occupancy. Upon full execution of this Lease, Tenant shall have the right to occupy the Premises on July 1, 2000, for purposes of installing cabling, fixtures and furniture, with all terms and conditions of this Lease in full force and effect except that Tenant shall not be required to pay Rent for the period July 1. 2000 through July 14. 2000.

40.      JURY TRIAL WAIVER

EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY, TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THIS PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and the year first above written.

LANDLORD:                                     TENANT:
Spieker Properties, L.P.,                     Interwoven, Inc.
a California limited partnership              a Delaware corporation

By:  Spieker Properties, Inc.                 By: /s/ David M. Allen
     a Maryland corporation                       ______________________________
     its General Partner                          David Allen
                                                  Its: Vice President & CFO
By:  /s/ Eric T. Luhrs                            5/4/00
     ______________________________
     Eric T. Luhrs
     Vice President
     5/4/00

                                    EXHIBIT A
                                Industrial Lease
                              Rules and Regulations

1. Driveways, sidewalks, halls, passages, exits, entrances elevators escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises The driveways sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building, the Protect and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall be upon the roof of any Building except as authorized by Landlord.

2. No sign placard, banner, picture, name, advertisement or notice visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Protect without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign placard banner, picture name advertisement or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease such consent shall in no, way, operate as a waiver or release of any of the provisions hereof or of the Lease and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

All approved signs or lettering on doors and walls shall be printed painted affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy et Tenant's expense.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall 6e installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the
Building: All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the windowsills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Protect and shall be liable to Landlord for all acts of such persons.

Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Protect of any person.

During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion. Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Protect during the contingence of that event by any means it considers appropriate far the safety of tenants and protection of the Building, property in the Building and the Protect.

6. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent. Tenant shall in each case furnish Landlord with a key for any such lack. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished shall pay Landlord therefor.

7. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used or any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

8. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material except in strict accordance with the terms of the Lease.

9. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

10. Except with the prior written consent of Landlord. Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines. periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering shoeshine nail, massage or similar services in the Premises or common areas extent as authorized by Landlord.

11. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services It shall first obtain and comply with Landlord's Instructions in their installation The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant.

12. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of bugler alarms, telephones call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

13. Tenant shall not install any radio or television antenna, satellite dish loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building the Protect or elsewhere.

14. Tenant shall not mark or drive nails, screws or drill into the partitions woodwork or drywall or in any way deface the Premises or any Port thereof. Tenant shall not lay linoleum tile carpet pr another floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom or by whose contractors, employees or invitees the damage shall have been caused.

15 Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law.

Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a decree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

16. Each tenant shall store all its trash and garbage within the interior of the Premises or as otherwise directed by Landlord from time to time Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of In the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal.

17. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Protect are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Protect, without the written consent of Landlord.

18. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Protect.

19. Landlord reserves the right to exclude or expel from the Protect any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

20. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Protect or any photograph or other likeness of the Building or the Protect in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and Pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

23. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's Guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. No trucks, truck tractors, trailers or fifth wheel are allowed to be parked anywhere at any time within the Protect other than In Tenant's own truck dock well. Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Protect overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas or loading areas. Any tenant found parking in such designated visitor or reserved parking areas or loading areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense. The Parking areas shall not be used to provide car wash, oil changes, detail, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

24. No Tenant is allowed to unload, unpack, pack or in any way manipulate any products, materials or goods in the common areas of the Project including the parking and driveway areas of the Project. All products, goods and materials must be manipulated, handled, kept, and stored within the Tenant's Premises and not in any exterior groan, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas of the Project. Tenant also agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels' and any other debris produced from their operation. All products, materials and goods are to enter and exit the Premises by being loaded or unloaded through dock high doors into trucks and or trailers, over dock high loading platforms into trucks and or trailers or loaded or unloaded into trucks and or trailers within the Premises through grade level door access.

25. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any leave of any premises in the Protect.

27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

                                    EXHIBIT B

                                    SITE PLAN

[INSERT SITE PLAN HERE]


[Graphic shows the site plan of Ravendale Drive, which includes the location of Buidlings 1 and 2 and the parking areas.]

                                   EXHIBIT B.1

                                    SITE PLAN

[INSERT SECOND SITE PLAN HERE]

[Graphic shows the site plan of Spieker Properties (385 Ravendale) which includes the location of the lobby, labs, training room, cafe, conference room, restrooms and offices.]

                                    EXHIBIT C
                           LEASE IMPROVEMENT AGREEMENT

                                      NONE

                                    EXHIBIT D
                                    ---------

                        HAZARDOUS MATERIALS QUESTIONNAIRE
                        ---------------------------------

This questionnaire is designed to solicit information regarding Tenant's proposed use, generation, treatment, storage, transfer or disposal of hazardous or toxic materials, substances or wastes. If this Questionnaire is attached to or provided in connection with a lease, the reference herein to any such items shall include all items defined as "Hazardous Materials," "Hazardous Substances," "Hazardous Wastes," "Toxic Materials," "Toxic Substances," "Toxic Wastes," or such similar definitions contained in the lease. Please complete the questionnaire and return it to Landlord for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to cell us for assistance.

1.    PROPOSED TENANT

      Name (Corporation, Individual, Corporate or Individual DBA, or Public
            Agency): INTERWOVEN. INC.

      --------------------------------------------------------------------------

      Standard Industrial Classification Code (SIC):
                                                     ---------------------------

      Street Address:     119 W. Fremont Ave.
                          ------------------------------------------------------

      City, State, Zip Code:     Sunnyvale, CA 94087
                                 -----------------------------------------------

      Contact Person & Title:
                                ------------------------------------------------

      Telephone Number:         (   )              Facsimile Number:
                                -----------------                    -----------

2.    LOCATION AND ADDRESS OF PROPOSED LEASE

      Street Address:     385 Ravendale Drive
                          ------------------------------------------------------

      City, State, Zip Code:    Mountain View, CA
                                ------------------------------------------------

      Bordering Streets:
                                ------------------------------------------------

      Streets to which Premises has Access:
                                           -------------------------------------

3.    DESCRIPTION OF PREMISES

      Floor Area:
                          ------------------------------------------------------

      Number of Parking Spaces:
                                 -----------------------------------------------

      Date of Original Construction:
                                     -------------------------------------------

         -----------------------------------------------------------------------

         Past Uses of Premises:
                                ------------------------------------------------

Dates and Descriptions of Significant Additions, Alterations or Improvements:

--------------------------------------------------------------------------------



Proposed Additions, Alterations or Improvements, if any:
                                                         -----------------------


--------------------------------------------------------------------------------

4.       DESCRIPTION OF PROPOSED PREMISES USE

         Describe proposed use and operation of Premises including (i) services to be performed, (ii) nature and types of manufacturing or assembly processes, if any, and (iii) the materials or products to be stored at the Premises.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Will the operation of your business at the Premises involve the use, generation, treatment, storage, transfer or disposal of hazardous
         wastes or materials? Do they now? Yes    No  X  If the answer is
                                              ---    ---
         "yes," or if your SIC code number is between 2000 to 4000, please complete Section V.

5.       PERMIT DISCLOSURE

         Does or will the operation of any facet of your business at the Premises require any permits, licenses or plan approvals from any of the following agencies?

         U.S. Environmental Protection Agency      Yes              No X
                                                   --------------------------

         City or County Sanitation District        Yes              No X
                                                   --------------------------

         State Department of Health Services       Yes              No X
                                                   --------------------------

         U.S. Nuclear Regulatory Commission        Yes              No X
                                                   --------------------------

         Air Quality Management District           Yes              No X
                                                   --------------------------

         Bureau of Alcohol, Firearms and Tobacco   Yes              No X
                                                   --------------------------

         City or County Fire Department            Yes              No X
                                                   --------------------------

         Regional Water Quality Control Board      Yes              No X
                                                   --------------------------

         Other Governmental Agencies (if yes,       Yes              No X
                                                    --------------------------

         identify:         )

         If the answer to any of the above is "yes," please indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


         If your answer to any of the above is "yes," please complete Sections
                  VI and VII.

6.       HAZARDOUS MATERIALS DISCLOSURE

         Will any hazardous or toxic materials or substances be stored on the
                  Premises?
                  Yes    No X If the answer is "yes," please describe the
                  materials or substances to be stored, the quantities thereof and the proposed method of storage of the same (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas
                  (G):

       Material      Quantity to be                            Amount to be            Maximum
       Substance       Stored on                                Stored on a           Period of
       ---------       Premises          Storage Method        Monthly Basis      Premises Storage
                       --------          --------------        -------------      ----------------
      -----------    ------------        ---------------       --------------     ---------------

      -----------    ------------        ---------------       --------------     ---------------

      -----------    ------------        ---------------       --------------     ---------------


         Attach additional sheets if necessary.

         Is any modification of the Premises improvements required or planned to mitigate the release of toxic or hazardous materials substance or wastes into the environment?

                                            Yes           No X
                                            -------------------

         If the answer is "yes," please describe the proposed Premises modifications:



7.       HAZARDOUS WASTE DISCLOSURE

         Will any hazardous waste, including recyclable waste, be generated by

                  the operation of your business at the Premises? Yes     No X
                  If the answer                                   -------------
         is "yes," please list the hazardous waste which is expected to be generated (or potentially will be generated) at the Premises, its hazard class and volume/frequency of generation on a monthly basis.

                                                                                     Maximum Period
        Waste Name                 Hazard Class              Volume/Month          of Premises Storage
        ----------                 ------------              ------------          -------------------

     -----------------           -----------------       ------------------      ----------------------

     -----------------           -----------------       ------------------      ----------------------

         Attach additional sheets if necessary.

         If the answer is "yes," please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., dorms, aboveground or underground storage tanks, cylinders, other).

                            Waste Name             Storage Method
                            ----------             --------------

                        -----------------        -----------------

                        -----------------        -----------------


         Attach additional sheets if necessary.

         If the answer is "yes;" please also describe the methods) of disposal for each waste. Indicate where disposal will take place including the methods, equipment and companies to be used to transport the waste:


     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


         Is any treatment or processing of hazardous wastes to be conducted at the Premises?

         Yes    No X  If the answer is "yes," please describe proposed
         ------------
treatment/processing methods:

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

         Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies):

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


         Have there been any agency enforcement actions regarding Tenant (or any affiliate thereof, or any existing Tenant's (or any affiliate's) facilities, or any past, pending or outstanding administrative orders or consent decrees with respect to Tenant or any affiliate thereof? Yes- No-yes No X If the answer is "yes," have there been any continuing compliance obligations imposed on Tenant or its affiliates as a result of the decrees or orders? Yes _ No- If the answer is "yes," please describe:

         Has Tenant or any of its affiliates been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes No X If the answer is "yes," please describe:
                             --------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

         Are there any pending citizen lawsuits, or have any notices of violations been provided to Tenant or its affiliates or with respect to any existing facilities pursuant to the citizens salt provisions of any statute? Yes No X If the answer is
                  "yes," please describe:         --------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


         Have there been any previous lawsuits against the company regarding environmental concerns?

      Yes     No X   If the answer is "yes," please describe how these
      -------------- lawsuits were resolved:


     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ---------------------------------------------------------------------


         Has an environmental audit ever been conducted at any of your company's existing facilities?

         Yes     No X      If the answer is "yes," please describe:
         -----------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


         Does your company carry environmental impairment insurance?

         Yes    No X  If the answer is "yes," what is the name of the
        ------------  carrier and what are the effective periods and monetary limits of such coverage?

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


8.       EQUIPMENT LOCATED OR TO BE LOCATED AT THE PREMISES

         Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? Yes No X If the answer is "yes;" please specify the size,
                  --------
                  number and location (or proposed location):

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


         Is (or will there be) any tank for storage of a petroleum product located at the Premises? Yes No X If the answer is "yes,"
                                           --------
                  please specify capacity and contents of tank; permits, licenses and/or approvals received or to be received therefor and any spill prevention control or conformance plan to he taken in connection therewith:

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


9.       ONGOING ACTIVITIES (APPLICABLE TO TENANTS IN POSSESSION)

         Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into
                  the environment at the Premises? Yes        No        If the
                                                      -----      ------
                  answer is "yes," please describe including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:


     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------



         This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

         DATED:  5/4/00
                -----------

                                     Signature  /s/ David M. Allen
                                               ---------------------------------

                                     Print Name  David M. Allen
                                                --------------------------------

                                     Title  VP & CFO
                                           -------------------------------------

                                    EXHIBIT F
                                    ---------

                             WELLS FARGO BANK, N.A.
                  TRADE SERVICES DIVISION, NORTHERN CALIFORNIA
                          525 MARKET STREET, 25TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105
                  Contact Phone: 1-800-798-2815 (Option No. 1)

                          IRREVOCABLE LETTER OF CREDIT

Ariba, Inc.                                    Letter of  Credit No. _________
807 Eleventh Avenue                            Date:    June __, 2001
Sunnyvale, CA  94089
Attention:  Real Estate Manager

Ladies and Gentlemen:

     At the request and for the account of Interwoven, Inc., whose address is 1195 West Fremont Avenue, Sunnyvale, CA 94087, we hereby establish our Irrevocable Letter of Credit in favor of Ariba, Inc., as Beneficiary, in the amount of Eight Million Five Hundred Thousand United States Dollars (US$8,500,000.00), available with us at our above-specified office by payment of your draft(s) drawn on us at sight, substantially in the form of Exhibit A (which forms an integral part of this Irrevocable Letter of Credit) attached hereto.

     Each draft must be accompanied by (1) the original of this Letter of Credit for our endorsement on this Letter of Credit of our payment of such draft, and
(2) a document substantially as described in Paragraph I or substantially as described in Paragraph II:

     I.   A statement signed by an officer of Beneficiary stating:

                    "I am an authorized officer of Ariba, Inc. Interwoven, Inc., as the Subtenant, and Ariba, Inc., as the Sublandlord, are parties to that certain Sublease dated June ___, 2001, with respect to those certain Premises located in the City of Sunnyvale, California, as more particularly described in the Sublease. As security for Interwoven's performance under the Sublease, Interwoven obtained from Wells Fargo Bank that certain Irrevocable Letter of Credit Number _______, dated _______________. I hereby certify that Interwoven has failed to timely perform or observe an obligation under the Sublease, pursuant to which Ariba is now entitled to draw on said Letter of Credit."

     II.  A statement signed by an officer of Beneficiary stating:

     "I am an authorized officer of Ariba, Inc. Interwoven, Inc., as the Subtenant, and Ariba, Inc., as the Sublandlord, are parties to that certain Sublease dated June ___, 2001, with respect to those certain Premises located in the City of Sunnyvale, California, as more particularly described in the Sublease. As security for Interwoven's performance under the Sublease, Interwoven obtained from Wells Fargo Bank that certain Irrevocable Letter of Credit Number _______, dated _______________. I hereby certify that less than forty-five (45) days remains prior to the expiration of said Letter of Credit, and Interwoven has not provided Ariba with evidence of renewal of the Letter of Credit or we have received a non-renewal notice under Wells Fargo Bank, N.A. Letter of Credit _____, nor has Interwoven provided Ariba with a substitute letter of credit or cash as permitted for a replacement of the Letter of Credit as provided for in the Sublease."

 .

     With respect to Statements I and II above, we certify that we will not inquire as to the accuracy of such statements, nor shall we consider any disputes by Interwoven, Inc. regarding the content of such statements.

     Partial and multiple drawings are permitted under this Letter of Credit.

     Each draft must be marked "Drawn under Wells Fargo Bank, N.A. Letter of Credit No. ______."

     Except as stated in this Letter of Credit, our undertaking in this Letter of Credit is not subject to any condition or qualification. Our obligation under this Letter of Credit will be our individual obligation in no way contingent upon reimbursement with respect thereto.

     If any instructions accompanying a drawing under this Letter of Credit request that payment is to be made by transfer to an account with us or at another bank, we and/or such other bank may rely on an account number specified in such instructions even if the number identifies a person or entity different from the intended payee.

     This Letter of Credit is transferable one or more times, but in each instance to a single transferee and only in the full amount available to be drawn under the Letter of Credit at the time of such transfer. Any such transfer may be effected only through ourselves and only upon presentation to us at our above-specified office of a duly executed instrument of transfer substantially in the format attached hereto as Exhibit B (which forms an integral part of this Irrevocable Letter of Credit), together with the original of this Letter of Credit and signed document as described above. Any transfer of this Letter of Credit may not change the place of expiration of this Letter of Credit from our above-specified office. Each transfer shall be evidenced by our endorsement on the reverse of the original of this Letter of Credit, and we shall deliver the original of this Letter of Credit so endorsed to the transferee. All charges in connection with any transfer shall be for the account of Interwoven, Inc.

     This Letter of Credit expires at our above office on June 30, 2002, but shall be automatically extended, without written amendment, to June 30 in each succeeding calendar year (the "Annual Renewal Date") (provided that the final expiration date shall not extend beyond February 23, 2012), unless we have sent written notice to you at your address above by registered mail or express courier that we elect not to renew this letter of credit beyond the date specified in such notice which date will be June 30, 2002, or any subsequent June 30 occurring before February 23, 2012. Any such notice of nonrenewal shall be sent at least forty-five (45) calendar days prior to the Annual Renewal Date.

     This Letter of Credit is subject to the Uniform Customs and Practice For Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and engages us in accordance therewith.

                                     Very truly yours

                                     WELLS FARGO BANK, N.A.

                                     BY:        _____________________________
                                                   (AUTHORIZED SIGNATURE)

                                                  Exhibit A
                                                  Wells Fargo Bank, N.A.
                                                  Letter of Credit No. _________
================================================================================

_____________________, CALIFORNIA             [insert date]
                                    -------------------------------------------


AT SIGHT PAY TO THE ORDER OF [insert Beneficiary name]__US$ [insert amount in numbers]

         [insert amount in words]                      U.S. DOLLARS
-------------------------------------------------------

DRAWN UNDER WELLS FARGO BANK, N.A. LETTER OF CREDIT NO. _______________

THIS SIGHT DRAFT IS ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND WRITTEN CERTIFICATION OF AN OFFICER OF BENEFICIARY AS REQUIRED BY THE LETTER OF CREDIT.

TO:      WELLS FARGO BANK, N.A.                      [insert Beneficiary name]
               (p) ADDRESS:                         ---------------------------



                                                 [insert signature]
                                            ------------------------------
                                                          AUTHORIZED SIGNATURE

================================================================================

[insert Beneficiary name and insert signature on the back of the draft as an endorsement]

                                                  Exhibit B
                                                  Wells Fargo Bank, N.A.
                                                  Letter of Credit No. _________
================================================================================

                                                        Date: _______________

Wells Fargo Bank, N.A.
Trade Services Division, Northern California
525 Market Street, 25th Floor
San Francisco, California 94105

Subject: Your Letter of Credit No. _________

Ladies and Gentlemen:

     For value received, we hereby irrevocably assign and transfer all our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:

                           -------------------------
                           [insert name of transferee]

                           -------------------------

                           -------------------------
                           [insert address]

     By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise future amendment(s) of the Letter of Credit to the transferee without our consent or notice to us.

     Enclosed are the original Letter of Credit and the original of all amendments to this date. Please notify the transferee of this transfer and of the terms and conditions of the Letter of Credit as transferred. This transfer will not become effective until the transferee is so notified.

                                         Very truly yours,

                                         [insert name of transferor]

                                         By: ______________________________
                                         Name: __________________________
                                         Title: __________________________

Signature of Transferor Authenticated
[insert name of bank]
By: ______________________________
Name: __________________________
Title: __________________________

                                    EXHIBIT G
                                    ---------

                               CONSENT TO SUBLEASE

                              CONSENT TO SUBLEASE
                              -------------------

     This Consent to Sublease (this "Sublease Consent") is made and entered into as of August 3, 2001, by and among Moffett Park Drive LLC, a California limited liability company ("Moffett"), Ariba, Inc., a Delaware corporation ("Ariba"), and Interwoven, Inc., a Delaware corporation ("Interwoven").

                                    RECITALS
                                    --------

     A. Moffett and Ariba entered into the Technology Corners Triple Net Multiple Building Lease Between Moffett Park Drive LLC, a California limited liability company as Lessor and Ariba, Inc., a Delaware corporation as Lessee for Premises at 1111 Lockheed Martin Way, Sunnyvale, California 94089, pursuant to which Moffett leased to Ariba certain premises consisting of the buildings commonly known as Buildings 1, 2, 3 and 4 at 1111 Lockheed Martin Way, Sunnyvale, California with individual addresses for those buildings on Eleventh Avenue in Sunnyvale, California (the "Premises"). The initial lease has been amended by a letter agreement dated September 11, 2000, and a First Amendment to Lease dated January 12, 2001, which, together with the initial lease, are collectively referred to herein as the "Master Lease." All capitalized terms used in this Sublease Consent and not defined herein have the same meaning as in the Master Lease.

     B. Ariba desires to sublease to Interwoven a portion of the Premises (such portion herein called the "Sublease Premises") pursuant to an Amended and Restated Sublease Agreement dated June 28, 2001 (the "Sublease"). The Sublease Premises consist of approximately 263,823 rentable square feet of space consisting of an entire building commonly known as 803 Eleventh Avenue and a portion of a building commonly known as 809 Eleventh Avenue, Sunnyvale, California. Moffett is willing to consent to the Sublease, subject to the terms and conditions of this Sublease Consent.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Moffett, Ariba and Interwoven agree as follows:

     1. Consent to Sublease.
        -------------------

          (a) Subject to the terms and conditions of this Sublease Consent, Moffett hereby consents to the execution and delivery of the Sublease by Ariba and Interwoven for the Sublease Premises. Nothing in this Sublease Consent or in the Sublease shall be deemed a waiver by Moffett or Ariba of any right that it may have to terminate or amend the Master Lease pursuant to the terms thereof or as otherwise may be agreed upon by Moffett and Ariba. As between Ariba and Interwoven, the preceding sentence shall not be deemed to amend or modify the restrictions on Ariba's right to terminate or amend the Master Lease as specified in the Sublease.

          (b) The foregoing consent shall not operate as approval or ratification by Moffett of any provisions of the Sublease and Moffett shall not be bound by or estopped in any way by the provisions of the Sublease.

     2. Sublease Subordinate. The Sublease is and shall be at all times subject
        --------------------
and subordinate to the Master Lease. Except as expressly provided in subparagraphs 3(a), (d), (e), (f), (g), (h), (i), (j), (l) and (m) and Paragraphs 7, 8, 9, 10, 11, 12 and 13 below, nothing in this Sublease Consent shall be construed to modify, waive or affect any of the provisions, covenants or conditions in the Master Lease, Ariba's obligations under the Master Lease, or any rights or remedies of Moffett under the Master Lease, or to enlarge or increase Moffett's obligations or Ariba's obligations under the Master Lease. Interwoven shall have no right, and there shall not be vested in Interwoven any right, to exercise rights of first refusal, options, or other similar preferential rights, if any, given to Ariba as the Lessee under the Master Lease.

     3. Additional Consents and Agreements.
        ----------------------------------

          (a) Moffett agrees that any sub-sublease, assignment or other transfer of any interest in the Sublease Premises by Interwoven shall be exempted from, and shall not invoke, Moffet's right to recapture as set forth in Section 11.06 of the Master Lease "Lessor's Recapture Rights," including any relocated Sublease Premises to which Moffett has consented. Any sub-sublease, assignment or other transfer shall require the prior written consent of Moffett, which shall not be unreasonably withheld or delayed subject to all other terms and conditions of the Master Lease.

          (b) Moffett and Ariba each acknowledges and agrees that Interwoven shall not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss or liability which may at any time be suffered or sustained by Moffett arising from or in any way related to, directly or indirectly, the failure of Ariba to pay Excess Rent (as that term is used in Section 11.04 of the Master Lease).

          (c) Moffett consents to that certain Option to Extend Term granted to Interwoven pursuant to the Sublease for approximately sixty-four (64) months and twenty-four (24) days commencing August 1, 2007 and ending December 24, 2012, unless earlier terminated.

          (d) Moffett consents to Interwoven's use of any ordinary and customary Hazardous Materials reasonably required to be used in the normal course of the Agreed Use (as defined in the Sublease), so long as such use (i) is in compliance with all Applicable Requirements (as defined in the Sublease), (ii) is not a Reportable Use (as defined in the Sublease), (iii) does not expose the Sublease Premises, the Premises or neighboring property to any meaningful risk of contamination or damage, and (iv) is in compliance with the last two sentences of Section 17.22(c) and all of Section 17.22(d), (f) and (g) of the Master Lease.

          (e) Moffett consents to the removal, prior to the expiration or sooner termination of the Master Lease, of the generator Interwoven intends to install at the Project after obtaining Moffett's prior written consent, subject to all terms and conditions concerning alterations and surrender under the Master Lease. Moffett will require, among other things, that an appropriate enclosure be installed by Interwoven pursuant to plans and specifications approved by Moffett. Notwithstanding the foregoing, Moffett acknowledges and agrees that neither Interwoven nor Ariba shall be required to remove the subpanels, related feeder lines, and items constituting the structure upon which the generator is to be located. Moffett waives its rights under Section 6.03 of the Master Lease (or otherwise) to require that the generator be removed or be left in place upon expiration or termination of the Sublease or the Master Lease.

          (f) Ariba and Interwoven have agreed to negotiate in good faith to create and execute formal agreements for access to the fitness center and cafeteria, which agreements shall be subject to Moffett's consent, which consent Moffett agrees not to unreasonably withhold or delay.

          (g) Moffett consents to storage and use of 660 gallons of diesel fuel, even though such amount is a reportable quantity, so long as such use (i) is in compliance with all Applicable Requirements (as defined in the Sublease) and Interwoven complies with all reporting requirements related thereto, (ii) does not expose the Sublease Premises, the Premises or neighboring property to any meaningful risk of contamination or damage, and (iii) complies with the last two sentences of Section 17.22(c) and all of Section 17.22 (d), (f) and (g) of the Master Lease.

          (h) For purposes of Section 3.01(d) of the Master Lease, Interwoven and Ariba shall be deemed to satisfy the occupancy requirement so long as Interwoven commences its fixturing and/or construction of the Subtenant Improvements (as defined in the Work Letter Agreement attached as Exhibit I to the Sublease (the "Work Letter") within thirty (30) days following the date of full execution of this Consent to Sublease.

          (i) Moffett and Ariba hereby approve the conceptual plans for the Building Improvements (as defined in the Work Letter) portion of the Subtenant Improvements, which are comprised of the following: (a) a two page document, the first of which is a schematic drawing of Building One, Floor One ("B1F1"), and the second page of which contains programming information for B1F1; and (b) a nine page document that contains a portion of the finish specifications for B1F1 (collectively, the "Building Conceptual Plans") a copy of which is attached hereto as Exhibit A. Moffett agrees not to unreasonably withhold or delay approval of construction drawings and specifications (including detailed finish standards that are identical to those set forth in the Building Conceptual Plans or to the finishes, hardware, doors and other tenant improvement items that were installed or constructed on floors 2, 3 and 4 of Building 1) that are logical evolutions of the Building Conceptual Plans (subject to any other applicable requirements of the Master Lease). Further, at the expiration or sooner termination of the Sublease or the Master Lease, Moffett shall not require Interwoven or Ariba to remove any of the improvements shown in the Building Conceptual Plans and constructed pursuant to construction drawings and specifications approved by Moffett or to restore the Sublease Premises to its prior condition.

          (j) Moffett and Ariba hereby approve the conceptual plans for the Exterior Improvements (as defined in the Work Letter) portion of the Subtenant Improvements consisting of (i) a two page document prepared by DES that is a schematic rendering of (1) proposed exterior shipping & receiving area and (2) proposed generator enclosure to be adjacent to parking garage; and (ii) a two page document prepared by Walters & Wolf that is a schematic rending of a proposed door installation into the B1 exterior skin (the "Exterior Conceptual Plans"), a copy of which is attached hereto as Exhibit B. Moffett agrees not to unreasonably withhold or delay approval of construction drawings and specifications that are logical evolutions of the Exterior Conceptual Plans (subject to any other applicable requirements of the Master Lease including, without limitation, consistency of specifications with existing exterior elements at the Premises). Further, at the expiration or sooner termination of the Sublease or the Master Lease, Moffett shall not require Interwoven or Ariba to remove any of the improvements shown in the Exterior Conceptual Plans and constructed pursuant to construction drawings and specifications approved by Moffett, or to restore the Project exteriors to its prior condition.

          (k) Moffett hereby approves (i) SC Builders as Interwoven's general contractor to construct the Subtenant Improvements, (ii) DES as Interwoven's architect for preparation of the plans and specifications for the Exterior Improvements, (iii) Arc-Tec as Interwoven's architect for preparation of the plans and specifications for the Building Improvements, and (iv) Walters & Wolf as Interwoven's subcontractor for the modification, fabrication and installation work regarding preparation of plans and specifications for the exterior door portion of the Subtenant Improvements.

          (l) Provided that Interwoven's exterior building signage substantially complies with the permit application (including the method of installation to the exterior of the building) to be submitted by Ariba to the City of Sunnyvale (a copy of which is attached as Exhibit O to the Sublease), Moffett shall not withhold or delay its approval of such exterior building signage.

          (m) Notwithstanding the amount of Base Rent provided for under the Sublease, Moffett and Ariba agree that for purposes of calculating the Excess Rent under Section 11.04 of the Master Lease, Ariba shall be entitled to first deduct the following amounts ("Excluded Base Rent") from the amount received from Interwoven under the Sublease:


------------------------------------------------ ----------------------------
            Period - Initial Term                   Excluded Base Rent
                                                        (Monthly)
------------------------------------------------ ----------------------------
August 1, 2001-September 30, 2001                                  66,255.75
------------------------------------------------ ----------------------------
October 1, 2001-July 31, 2002                                      68,281.98
------------------------------------------------ ----------------------------
August 1, 2002-July 31, 2003                                       70,032.80
------------------------------------------------ ----------------------------
August 1, 2003-July 31, 2004                                       71,232.21
------------------------------------------------ ----------------------------
August 1, 2004-July 31, 2005                                       73,870.44
------------------------------------------------ ----------------------------
August 1, 2005-July 31, 2006                                       76,508.67
------------------------------------------------ ----------------------------
August 1, 2006-July 31, 2007                                       79,146.90
------------------------------------------------ ----------------------------
Period - Option Term

------------------------------------------------ ----------------------------
               8/1/07 to 7/31/08                                   65,955.78
------------------------------------------------ ----------------------------
               8/1/08 to 7/31/09                                   65,955.92
------------------------------------------------ ----------------------------
               8/1/09 to 7/31/10                                   65,955.52
------------------------------------------------ ----------------------------
               8/1/10 to 7/31/11                                   65,956.12
------------------------------------------------ ----------------------------
               8/1/11 to 7/31/12                                   65,895.72
------------------------------------------------ ----------------------------
               8/1/12 to 12/24/12                                  65,955.78
------------------------------------------------ ----------------------------

     4. No Release of Ariba. Except as expressly provided in Paragraphs 3 and 10
        -------------------
of this Sublease Consent, Moffett's consents hereunder shall not release Ariba as the Lessee under the Master Lease of any of its obligations under the Master Lease, or release or alter the liability of Ariba to pay rent and all other sums due under the Master Lease and to perform, oversee and comply with all other obligations of Lessee under the Master Lease, and Ariba's agreements hereunder shall not release Moffett as the Lessor under the Master Lease of any of its obligations under the Master Lease.

     5. Sublease Consent to Govern. In the case of any conflict between the
        --------------------------
express terms of this Sublease Consent and the provisions of the Sublease or the Master Lease, the provisions of this Sublease Consent shall prevail. Notwithstanding anything to the contrary contained in the Sublease, Moffett shall have no obligation (i) to Ariba in connection with the Premises other than those obligations expressly set forth in the Master Lease, this Sublease Consent and/or the Recognition Agreement, the existing Ariba Subordination, Non-Disturbance and Attornment Agreements from Moffett's lenders, the Interwoven Subordination, Non-Disturbance and Attornment Agreements from Moffett's lenders and the Tri-Party Agreement between Moffett, Ariba and Moffett's lenders, or
(ii) to Interwoven under the Sublease.

     6. Moffett Not Party to Sublease. Moffett shall not by reason of this
        -----------------------------
Sublease Consent (a) be bound by or become a party to the Sublease, (b) be deemed to have accepted the attornment of Interwoven, or (c) be deemed liable to Interwoven (x) for any failure of Ariba to perform and comply with Ariba's obligations under the Sublease or (y) in connection with the Sublease Premises, for obligations other than those obligations expressly set forth in this Sublease Consent, the Recognition Agreement and/or the Interwoven Subordination, Non-Disturbance and Attornment Agreements.

     7. Recognition Agreement. Simultaneously with the execution hereof Moffett,
        ---------------------
Ariba and Interwoven have executed a Recognition Agreement of even date herewith.

     8. Indemnity.
        ---------

          (a) Except to the extent any Claim which results from the gross negligence or willful misconduct of Moffett or results from a breach by Ariba under the Master Lease or the Sublease, which is not also a breach by Interwoven under the Sublease, Interwoven hereby indemnifies and agrees to defend, protect and hold harmless Moffett and the employees, representatives, directors, officers, agents and lenders of Moffett, against and from any and all losses, claims, liabilities, judgments, costs, demands, causes of action, and expenses (including, without limitation, reasonable attorneys' fees and consultants' fees) (collectively "Claims") to the extent arising from or related to the death or injury of any person, including Interwoven's Agents (as defined below), or by damage to or destruction of any property, including any property owned by Interwoven or Interwoven's Agents, caused by or allegedly caused as a result of
(i) Interwoven's use of the Sublease Premises or from any activity done, permitted or suffered by Interwoven in, on, or about the Sublease Premises; (ii) any breach, default, or other act or omission by Interwoven its employees, representatives, directors, officers, sublessees, assignees, agents or invitees (collectively "Interwoven's Agents") in connection with or related to the Master Lease and/or the Sublease, or the Sublease Premises, (iv) any action or proceeding brought on account of any matter referred to in items
(i) or (ii) of this Paragraph 8(a). If any action or proceeding is brought against Moffett by reason of any such Claims, upon notice from Moffett, Interwoven shall defend the same at Interwoven's sole expense. The obligations of Interwoven under this Paragraph 8(a) shall survive any termination of the Sublease or the Master Lease.

          (b) Except to the extent any Claim results from the gross negligence or willful misconduct of Moffett, Ariba hereby indemnifies and holds harmless Moffett and the employees, representatives, directors, officers, agents and lenders of Moffett from any and all Claims to the extent arising from or related to the death or injury of any person, including Ariba's Agents (as defined below), or by damage to or destruction of any property, including any property owned by Ariba or Ariba's Agents, caused by or allegedly caused as a result of
(i) Ariba's or Interwoven's use of the Sublease Premises or from any activity done, permitted or suffered by Ariba or Interwoven in, on, or about the Sublease Premises; (ii) any breach, default, or other act or omission by Ariba its employees, representatives, directors, officers, agents, sublessees, assignees, or invitees (collectively "Ariba's Agents") in connection with or related to the Master Lease or the Sublease, or the Sublease Premises, (iii) any action or proceeding brought on account of any matter referred to in items (i) or (ii), of thisParagraph 8(b). If any action or proceeding is brought against Moffett by reason of any such Claims, upon notice from Moffett, Ariba shall defend the same at Ariba's sole expense. The obligations of Ariba under this Paragraph 8(b) shall survive any termination of the Sublease or the Master Lease and are in addition to, and cumulative with, Ariba's indemnity obligations under the Master Lease.

          (c) Except to the extent any Claim results from the gross negligence or willful misconduct of Ariba or Ariba's Agents, or Ariba's material default of the provisions of the Sublease beyond any applicable cure period, Interwoven hereby indemnifies and agrees to defend, protect and hold harmless Ariba and the employees, representatives, directors, officers, agents and lenders of Ariba, against and from any and all Claims to the extent arising from or related to the death or injury of any person, including Interwoven's Agents, or by damage to or destruction of any property, including any property owned by Interwoven or Interwoven's Agents, caused by or allegedly caused as a result of (i) Interwoven's use of the Sublease Premises or from any activity done, permitted or suffered by Interwoven in, on, or about the Sublease Premises; (ii) any breach, default or other act or omission by Interwoven or Interwoven's Agents in connection with or related to the Master Lease or the Sublease, or the Sublease Premises; (iii) any action or proceeding brought on account of any matter referred to in items (i) or (ii) of this Paragraph 8(c). If any action or proceeding is brought against Ariba by reason of any such Claims, upon notice from Ariba, Interwoven shall defend the same at Interwoven's sole expense. The obligations of Interwoven under this Paragraph 8(c) shall survive any termination of the Sublease and are in addition to, and cumulative with, Interwoven indemnity obligations under the Sublease.

     9. Assignment of Net Rent and Default.
        ----------------------------------

          (a) Assignment of Net Rent. Ariba hereby assigns and transfers to
              ----------------------
Moffett all
of Ariba's interest in the "Net Rent" payable by Interwoven under the Sublease, subject however, to terms of section 9(b) below and subject to the rights of Moffett's lenders pursuant to this Sublease Consent and any subordination, non-disturbance and attornment agreement to which Ariba, Interwoven and Moffett are parties. For purposes of this Sublease Consent, the term "Net Rent" shall mean that portion of the total amount of rent payable by Interwoven under the Sublease during a given time period equal to the total rent payable with respect to the Sublease Premises by Ariba under the Master Lease during the same time period, including Moffett's portion of Excess Rent for such period of time. By defining Net Rent in this manner, the intent of the parties is to exclude from the assignment to Moffett Ariba's portion of the Excess Rent, and the reimbursement by Interwoven of its portion of expenses incurred by Ariba to which Moffett has no rights, and the "Excluded Base Rent" as defined in subparagraph 3(m) above.

          (b) License to Collect Sublease Rents. Moffett, by executing this
              ---------------------------------
Sublease Consent, agrees that during any period of time when there is no outstanding uncured default in the payment of any sum or in the performance of any obligations of Ariba under the Master Lease, Ariba may receive, collect and enjoy the rents accruing under the Sublease. However, if Ariba shall default in the payment of any sum or in the performance of its obligations to Moffett, then Moffett may, at its option and in addition to all other rights and remedies available under the Master Lease, at law or in equity, receive and collect, directly from Interwoven, all Net Rent owing and to be owed under the Sublease for the period of time that there exists an uncured default by Ariba. Moffett shall not be deemed liable to Interwoven for any failure of Ariba to perform and comply with Ariba's obligations to Interwoven by reason of this assignment of Net Rent nor by reason of the collection of Net Rents or other sums from Interwoven. Moffett shall notify Ariba of all amounts received under this subparagraph (b) within five (5) business days after receipt and how such amounts have been applied as a credit to amounts otherwise due from Ariba. All amounts received and collected by Moffett from Interwoven or otherwise shall be applied against Ariba's obligations under the Master Lease.

          (c) Authorization to Direct Sublease Payments. Ariba hereby
              -----------------------------------------
irrevocably authorizes and directs Interwoven to pay to Moffett the Net Rents as identified in any written notice from Moffett ("Net Rent Notice") identifying the amount of Net Rent and stating that either (i) a default exists (after notice and the expiration of the applicable cure period in the Master Lease) in the performance of Ariba's obligations under the Master Lease, or (ii) Ariba has failed to timely perform or observe an obligation under the Master Lease and Moffett is legally prevented from issuing a notice of default. Ariba agrees that Interwoven shall have the right to rely upon any such Net Rent Notice from Moffett, and that Interwoven shall pay the specified amount of Net Rent to Moffett without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Ariba to the contrary. Ariba shall have no right or claim against Interwoven for any such Net Rent so paid by Interwoven. Moffett agrees to apply any such payments to Ariba's obligations under the Master Lease.

          (d) Additional Provisions. Except as provided in subparagraphs 9(b)
              ---------------------
and (c) above with respect to the payment of Net Rent to be paid as it falls due under the Sublease, Interwoven shall not pay (before they are due under the Master Lease) any amounts owing by Ariba without the express written consent of Ariba. Interwoven shall provide to Ariba concurrently with any payment to Moffett reasonable evidence of such payment. Any sums paid directly by Interwoven to Moffett in accordance with this paragraph 9 shall be credited toward the amounts payable by Interwoven to Ariba under the Sublease. Moffett shall not, by reason of the foregoing (i) be bound by or become a party to the Sublease, (ii) be deemed to have accepted the attornment of Interwoven, or (iii) be deemed liable to Interwoven for any failure of Ariba to perform and comply with Ariba's obligations under the Sublease.

     10. Insurance; Waiver of Subrogation.
         --------------------------------

          (a) Interwoven shall name each of Moffett and Ariba and each of their respective lenders as an "additional insured" on all liability policies carried by Interwoven with respect to the Sublease Premises.

          (b) Moffett, Ariba and Interwoven (each, a "Waiving Party") hereby release and relieve the others (each, a "Released Party"), and each Waiving Party hereby waives its entire right of recovery against each Released Party, for loss or damage to property arising out of or incident to the perils insured against which perils occur, on or about the Premises, whether due to the negligence of any of them, or their respective agents, employees contractors and/or invitees to the extent (and only to the extent) of the insurance proceeds received by the Waiving Party. To the extent required under the insurance policies carried by a Waiving Party, such Waiving Party shall, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease Consent and shall obtain from their respective insurance carriers a waiver of the rights of subrogation.

     11. Brokerage Commissions. Each party hereto represents and warrants to the
         ---------------------
other parties hereto, and shall indemnify and hold harmless the other parties from any claim or liability arising out of a contrary assertion by any agent or broker, that it has engaged no real estate brokers or finders in connection with the transactions contemplated by the Sublease, except that (a) Ariba represents and warrants to Moffett and to Interwoven that Ariba has agreed to pay Cushman & Wakefield ("Ariba's Broker") a commission pursuant to a separate agreement between Ariba and Ariba's Broker, payment of which shall be Ariba's sole responsibility, and (b) Interwoven represents and warrants to Moffett and to Ariba that Interwoven has retained CB Richard Ellis ("Interwoven's Broker"), and
(c) both Ariba and Interwoven represent and warrant that it is their understanding that Interwoven's Broker shall be compensated pursuant to a separate agreement between Ariba's Broker and Interwoven's Broker (the "Sharing Agreement"), a copy of which is attached as an Exhibit to the Sublease. Ariba represents and warrants to Moffett that the total aggregate compensation payable by Airba with respect to the Sublease is Two Million Six Hundred Thirty Eight Thousand, Two Hundred Thirty Dollars and No Cents ($2,638,230.00) (the "Total Brokerage Commissions"). All parties agree that Moffett has and will have no responsibility or liability with respect to Ariba's Broker or Interwoven's Broker (for the Total Brokerage Commission or otherwise) as a result of executing this Sublease Consent and the Recognition Agreement or with respect to the transactions contemplated by either instrument.

     12. Financial Statements, Estoppel Certificates and SNDAs. As part of the
         -----------------------------------------------------
consideration for Moffett's consent hereunder, Interwoven agrees that the provisions set forth in Sublease paragraphs 16, 29, 41 and 44 are incorporated herein by this reference as obligations owed to Moffett by Interwoven with references to "Sublandlord" being deemed references to Moffett (and owed to Ariba as an obligation under the Sublease), and Interwoven agrees to deliver the (i) Estoppel Certificate, (ii) financial statements, (iii) writings (including Subordination, Non-Disturbance and Attornment agreements) described in paragraph 29.3, (iv) documents described in paragraph 41, or (v) modifications described in paragraph 44 within ten (10) days after Moffett requests same, with copies to Ariba. Each of Interwoven's obligations under this Paragraph 12 shall be considered an obligation under the Sublease and, if Interwoven fails to sign and return any documents within said ten (10) day period, Moffett shall give Interwoven a second notice. If Interwoven fails to sign and return any such documents within ten (10) days following receipt of the second notice, Interwoven shall be in Breach under Subsection 13.1 (c) of the Sublease. Ariba agrees, as an obligation and covenant under the Master Lease, to use commercially reasonable efforts to enforce Interwoven's obligations under this Paragraph 12 and the failure to perform same shall constitute a material default and breach of the Master Lease if not cured within the time allowed under Subsection 12.01(d) of the Master Lease.

     13. Notice From Ariba. Ariba shall provide written notice to Moffett within
         -----------------
five (5) business days after the occurrence of any of the following: (a) the exercise of the extension option under the Sublease; (b) the occurrence of any holding over by Interwoven after the expiration or prior termination of the Sublease; (c) the termination of the Sublease. Ariba shall also provide to Moffett a copy of any default notice given to Interwoven at the time it is served.

     14. Notice From Interwoven. Interwoven shall provide written notice to
         ----------------------
Moffett within five (5) business days after the occurrence of any of the following: (a) the exercise of the extension option under the Sublease; or (b) any request by Interwoven to make alterations or additions or to make other improvements to the Sublease Premises together with copies of all notices, plans or other documents provided to Ariba or its representatives in connection therewith. Interwoven shall also provide to Moffett a copy of any default notice given to Ariba at the time it is served.

     15. Notice From Moffett. Moffett will provide to Interwoven a copy of any
         -------------------
default notice given to Ariba at the time it is served.

     16. Attorneys' Fees. In the event that any legal action or proceeding,
         ---------------
including, without limitation, arbitration and declaratory relief, is commenced for the purpose of enforcing or seeking a declaration of any rights or remedies pursuant to this Sublease Consent, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties reasonable attorneys' fees, as well as costs of suit, in such action or proceeding, whether or not such action is prosecuted to final judgment.

     17. Miscellaneous Provisions.
         ------------------------

          (a) Ariba and Interwoven agree not to amend, modify, supplement, or otherwise change in any respect the Sublease ("Amendment") without the prior written consent of Moffett which shall not be unreasonably withheld; provided, however, that with respect to any proposed Amendment, which could not by its own terms terminate upon a Recognition Event, Moffett's determination, in its sole discretion, that the proposed Amendment would not be in its best economic interest shall constitute reasonable grounds for withholding its consent. Any amendment, modification, supplement, or change to the Sublease not in accordance with this subparagraph shall be void.

          (b) This Sublease Consent, together with the provisions of the Sublease, the Master Lease and the Recognition Agreement, contains the entire agreement among the parties hereto regarding the matters which are the subject of this Sublease Consent. The terms, covenants and conditions of this Sublease Consent shall apply to and bind the permitted heirs, successors, assigns, executors and administrators of all the parties hereto. The parties hereto acknowledge and agree that no rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Sublease Consent. If any provision of this Sublease Consent is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Sublease Consent and all such other provisions shall remain in full force and effect.

          (c) Moffett, Ariba and Interwoven each for itself certifies that no voluntary or involuntary petition under the Bankruptcy Code (11 U.S.C. (S)(S) 101 et seq.) has been filed by or against it and that it is not presently entitled to relief under the Bankruptcy Code.

          (d) By signing this Sublease Consent, each of the persons signing this Sublease Consent on behalf of the parties certifies that he or she is authorized to execute this Sublease Consent and to bind his or her respective party to the terms of this Sublease Consent, and that all corporate action necessary to authorize the execution of this Sublease Consent by each respective party has been taken and is presently in force and effect.

          (e) This Sublease Consent may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together they shall constitute one and the same Sublease Consent.

          (f) Ariba waives any requirement under California unlawful detainer statutes or otherwise that Moffett name or serve Interwoven with any default notice given under the Master Lease or to name or make Interwoven a party to any eviction proceedings. Moffett may seek and recover possession of the Premises from Ariba pursuant to the terms of the Master Lease (including the Sublease Premises) without recovering possession from Interwoven. Conversely, to the extent Moffett deems it necessary or appropriate to name and/or serve Interwoven with notice and/or to make Interwoven a party to such proceedings, the same shall not be deemed a violation of any duty owed by Moffett to Interwoven and upon forfeiture of the Master Lease pursuant to such proceedings, the terms and conditions of the Recognition Agreement shall apply.

          (g) Except as provided in subparagraph 3(a) above with respect to a waiver or recapture rights, nothing in this Sublease Consent shall be deemed a consent by Moffett to any change of any nature in the size or location of the Sublease Premises (whether increase, decrease, different Building(s) or floors or otherwise) notwithstanding anything in the Sublease. Any such change shall require the prior written consent of Moffett, which will not be unreasonably withheld.

     18. Notices. All notices required, authorized or permitted by this Consent
         -------
to Sublease or applicable law shall be in writing and may be delivered in person (by hand or courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail or other nationally-recognized overnight courier, with postage prepaid and shall be deemed given on the date delivered or, if refused, on the first date delivery was attempted or refused. Any party hereto may by written notice to the other specify a different address for notice.

Master Landlord:

Moffett Park Drive LLC
c/o Jay Paul Company
350 California Street, Suite 1905
San Francisco, CA  94111

With copy to:

Thomas G. Perkins, Esq.
99 Almaden Blvd., 8th Floor
San Jose, CA  95113

Sublandlord:

Ariba, Inc.
Attn:  General Counsel
807 Eleventh Avenue
Sunnyvale, CA  94089

With copy to:

Ariba, Inc.
Attn:  Real Estate Manager
807 Eleventh Avenue
Sunnyvale, CA  94089

Subtenant:

Interwoven, Inc.
1195 West Fremont Avenue
Sunnyvale, CA  94087
Attn:  Tom Smith

With copy to

Silicon Valley Law Group
Attn:  Lucy Lofrumento, Esq.
152 North Third Street, Ste. 900
San Jose, CA  95112

     19. Separate Leases.
         ---------------

          (a) The parties understand that Moffett has recorded CC&Rs and a parcel map to divide the Project into five separate parcels, one for each office building and one for a Common Area encompassing the balance of the Project (including the fitness center) and will record amended CC&Rs.

          (b) Ariba and Moffett agree to restate the Master Lease as four separate Leases (the "Restatement"), one for each office building with the right to use the Common Area, using commercially reasonable efforts to do so within ninety (90) days following full execution of this Consent to Sublease, subject to the following condition precedent: The Restatement contains the same rights, privileges and obligations as in the current Master Lease, except for any changes to which Ariba has consented which are reasonably necessary or appropriate to convert the present multi-building Ariba Lease into four separate single building leases including reasonable property restrictions placed in connection with the reparcelization; Ariba agrees not to unreasonably delay, condition or withhold such consent.

          (c) Interwoven agrees to enter into new subleases ("New Subleases") within ninety (90) days after the full execution of this Consent to Sublease, one for each office building in which the Sublease Premises are located, on substantially the same terms as the Sublease provided that the provisions of the Restatement and the New Subleases do not materially and adversely affect Interwoven's material rights and obligations under the Sublease but with reasonable property restrictions placed in connection with the reparcelization.

          (d) Ariba and Moffett agree to subordinate the Master Lease and Sublease (and the Restatement and New Subleases) to existing and amended CC&Rs recorded against the Project in connection with the reparcelization, using commercially reasonable efforts to do so within ninety (90) days following full execution of this Consent to Sublease, subject to the following condition precedent: The subordination to the CC&Rs shall not affect the rights, privileges and obligations of Ariba under the current Master Lease and Sublease (and the Restatement and New Subleases), except for any provisions to which Ariba has consented which are reasonably necessary or appropriate to accommodate the reparcelization; Ariba agrees not to unreasonably delay, condition or withhold such consent.

          (e) Moffett and Interwoven also agree to do what is required or reasonably appropriate to subordinate the Sublease (and the New Subleases) to the amended CC&Rs within ninety (90) days after the full execution of this Consent to Sublease, provided that the provisions of the amended CC&Rs do not materially and adversely affect Interwoven's rights and obligations under the Sublease (and the New Subleases) but with reasonable property restrictions placed in connection with the reparcelization.

          (f) The parties' obligations under this paragraph 19 shall be specifically enforceable.

     20. Ratification of Lease. By signing this Sublease Consent, Ariba and
         ---------------------
Moffett each acknowledge that, except to the extent modified by this Sublease Consent, and any subordination non-disturbance and attornment agreements, as so modified, hereby confirm and ratify the Master Lease as being in full force and affect.

     IN WITNESS WHEREOF, Moffett, Ariba and Interwoven have executed this Sublease Consent as of the day and year first hereinabove written.

"MOFFETT"                                      "ARIBA"

Moffett Park Drive LLC                         Ariba, Inc

By:                                            By:
   --------------------------------------      ---------------------------------


   --------------------------------------      ---------------------------------
   (type or print name)                        (type or print name

Its:                                           Its:
    -------------------------------------      ---------------------------------


"INTERWOVEN"

Interwoven, Inc.

By:
   --------------------------------------


   --------------------------------------
         (type or print name)
Its:
   ---------------------------------------

                                    EXHIBIT A
                                    ---------

                              COPY OF MASTER LEASE

                                   EXHIBIT B
                                   ---------

                                COPY OF SUBLEASE

                              RECOGNITION AGREEMENT
                              ---------------------

     This Recognition Agreement ("Recognition Agreement") is made and entered into as of August 3, 2001, by and among Moffett Park Drive LLC, a California limited liability company ("Moffett"), Ariba, Inc., a Delaware corporation ("Ariba"), and Interwoven, Inc., a Delaware corporation ("Interwoven").

                                    RECITALS
                                    --------

     A. Moffett and Ariba entered into the Technology Corners Triple Net Multiple Building Lease Between Moffett Park Drive LLC, a California limited liability company as Lessor and Ariba, Inc., a Delaware corporation as Lessee for Premises at 1111 Lockheed Martin Way, Sunnyvale, California 94089, pursuant to which Moffett leased to Ariba certain premises consisting of the buildings commonly known as Buildings 1, 2, 3 and 4 at 1111 Lockheed Martin Way, Sunnyvale, California with individual addresses for those buildings on Eleventh Avenue in Sunnyvale, California (the "Premises"). The initial lease has been amended by a letter agreement dated September 11, 2000, and a First Amendment to Lease dated January 12, 2001, which, together with the initial lease, are attached hereto as Exhibit A and referred to herein as the "Master Lease." All capitalized terms used in this Recognition Agreement and not defined herein have the same meaning as in the Master Lease.

     B. Ariba subleased to Interwoven a portion of the Premises (such portion herein called the "Sublease Premises") pursuant to an Amended and Restated Sublease Agreement dated June 28, 2001, a copy of which is attached hereto as Exhibit B (the "Sublease"). The Sublease Premises consist of a portion of the
---------
Premises of approximately 263,823 rentable square feet of space consisting of an entire building commonly known as 803 Eleventh Avenue and a portion of a building commonly known as 809 Eleventh Avenue, Sunnyvale, California. Moffett consents to the Sublease pursuant to a written Sublease Consent of even date ("Sublease Consent").

     C. Moffett, Ariba and Interwoven now enter into this Recognition Agreement to facilitate the Sublease becoming a direct lease between them subject to the terms and conditions of this Recognition Agreement.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Moffett, Ariba and Interwoven agree as follows:

     1. Attornment and Non-disturbance. In the event of the termination of the
        ------------------------------
Master Lease, other than pursuant to (a) Article 8 of the Master Lease ("DAMAGE OR DESTRUCTION") or (b) Article 13 of the Master Lease ("CONDEMNATION OF THE PREMISES"), or in the event of a rejection by Ariba of the Master Lease which is approved, consented to or authorized by a bankruptcy court in a bankruptcy proceeding ("Recognition Event"), (i) Interwoven shall attorn to Moffett and perform all of Interwoven's obligations under the Sublease directly to Moffett as if Moffett were the sublessor under the Sublease, and (ii) provided that at the time of termination or rejection of the Master Lease Interwoven is not in default under the terms of the Sublease beyond any applicable cure period, Moffett shall continue to recognize the estate of Interwoven created under the Sublease and the Sublease shall continue with the same force and effect as if Moffett and Interwoven had entered into a sublease on the same provisions as those contained in the Sublease (as modified by this Recognition Agreement and the Sublease Consent), except to the extent not permitted by the continued possession of Ariba or restricted by court order or other legal constraint. The provisions of this paragraph shall be self-executing upon the occurrence of a Recognition Event, provided, however, either Moffett or Interwoven shall execute and deliver at the other's request an instrument confirming Interwoven's attornment and other obligations pursuant to this Recognition Agreement and Moffett's agreement to be bound by the terms of the Sublease as modified pursuant to this Recognition Agreement and the Sublease Consent and/or enter into a new lease containing all of the terms and provisions of the Sublease as modified by this Recognition Agreement and the Sublease Consent. Notwithstanding the foregoing, the rejection by Moffett of the Master Lease in a bankruptcy proceeding (whether or not deemed a termination of the Master Lease) shall not constitute a Recognition Event.

     2. Limited Effect of Agreement. Except as expressly modified by this
        ---------------------------
Recognition Agreement, (i) nothing in this Recognition Agreement shall be deemed to change in any manner the provisions of the Master Lease as between Moffett and Ariba or to waive any right that either Moffett or Ariba may now have or later acquire against the other by reason of the Master Lease, and (ii) nothing in this Recognition Agreement shall be deemed to change in any manner the provisions of the Sublease as between Ariba and Interwoven or to waive any right that Ariba or Interwoven may now have or later acquire against the other by reason of the Sublease. Without limiting the foregoing, except as expressly provided in this Recognition Agreement at Paragraph 3 following a Recognition Event (x) Moffett and Ariba shall have no obligations to one another under the Master Lease except with respect to those provisions of the Master Lease which survive termination, including, without limitation, all Ariba indemnity obligations and all rights and remedies to which either party is entitled under the Master Lease, at law or in equity with respect to such termination and any default which preceded it, and (y) Ariba and Interwoven shall have no continuing obligations to one another under the Sublease except with respect to those provisions of the Sublease which survive termination and all rights and remedies to which either party is entitled under the Sublease at law or in equity with respect to such termination and any default which preceded it, including, without limitation, rights of Ariba under California Civil Code Section 1951.2 or under the United States Bankruptcy Code, or otherwise to recover damages for lost rent and other damages, (it being expressly understood and agreed that the Sublease between Ariba and Interwoven shall not otherwise continue following the termination of the Master Lease).

     3. Security Deposit. Notwithstanding any provision of the Sublease to the
        ----------------
contrary, upon the occurrence of a Recognition Event, Ariba shall promptly deliver to Moffett any cash security deposit and letter of credit deposited by Interwoven with Ariba under the Sublease, less any sums Ariba is entitled to retain under Article 4 of the Sublease and Paragraph 4 (h) of the Work Letter Agreement (which agreement is attached as Exhibit I to the Sublease), and Ariba shall have no further obligation with respect to any cash security deposit or letter of credit delivered to Moffett. Moffett shall hold any cash security deposit and letter of credit pursuant to the provisions of the Sublease; provided, however, Moffett shall not be responsible to Interwoven for any cash security deposit or letter of credit not received by Moffett. If Ariba fails to deliver any portion of the security deposits deposited by Interwoven under the Sublease within five (5) days after a Recognition Event, Interwoven shall deliver to Moffett a letter of credit in the form described in the Master Lease (with a bank satisfactory to Moffett) and in the security deposit amount required under the Sublease, provided that as to any letter of credit held by Ariba which Ariba fails to so deliver to Moffett, Interwoven's delivery obligation shall be postponed until the date which is ten (10) days after the expiration of such letter of credit. Moreover, the failure of Ariba to transfer the

Interwoven security deposit to Moffett within thirty (30) days after a Recognition Event shall constitute a default under the Master Lease entitling Moffett, among other rights and remedies to draw on the letter of credit held by Moffett as Ariba's security deposit under the Master Lease.

     4. Conditions of Recognition and Attornment. Moffett and Interwoven, from
        ----------------------------------------
the date of a Recognition Event, shall have the same rights that can be enforced against each other as Ariba and Interwoven have that can be enforced against each other under the Sublease. Moffett shall not be liable for any event, occurrence or condition that proceeded the Recognition Event, any act or omission of Ariba and its authorized representatives, shall not be subject to any offsets or defenses that Interwoven has against Ariba, and shall not be bound by any prepaid rent, security deposit, or other prepaid sum that Interwoven has paid in advance to Ariba unless and to the extent the same is delivered to Moffett except that Moffett shall recognize and be bound by Interwoven's prepayment of last months rent in the amount of $1,123,885.98, without regard to whether Moffett receives same from Ariba.

     5. Modification of Sublease. Upon a Recognition Event, the Sublease shall
        ------------------------
be deemed modified such that all references to "Subtenant" shall be deemed to be "Tenant" (i.e., Interwoven) and all references to "Ariba" or "Sublandlord" shall be deemed to be "Landlord" (i.e., Moffett) and in addition (notwithstanding any express or implied provision of the Sublease to the contrary):

          (a) Fitness Center Supplemental Rent. For so long as Moffett shall
              --------------------------------
provide access to and use of the fitness center for up to 700 of Interwoven's employees (and while prevented from doing so by acts of God or Nature, damage or destruction, work stoppage or other causes beyond its reasonable control), Interwoven shall pay $24,500.00 to Moffett as monthly "Supplemental Rent," due and payable in advance each month in the same manner and under the same terms and conditions as Base Rent provided, that, if the fitness center is damaged or destroyed, (i) Interwoven shall be entitled to a credit for its pro rata share of any rent insurance proceeds Moffett receives for the loss of Supplemental Rent (or would have received but for its failure to maintain for the fitness center the insurance required under Section 7.01 of the Master Lease) and (ii) if the fitness center is damaged or destroyed by any cause, Moffett shall notify Interwoven within sixty (60) days after such damage or destruction whether it will repair the same within twelve (12) months (subject to force majeure) from the date of such notice and if Moffett states that it will not repair within said twelve (12) months (subject to force majeure) the parties obligations with respect to the fitness center shall terminate ten (10) business days after Moffett gives its notice. In the event Moffett elects to repair, Moffett shall commence repairs within a reasonable time and diligently proceed to complete such repairs, in each instance subject to force majeure delays Moffett may elect at any time to terminate such access. Moffett agrees that at all times it provides such access it shall cause the fitness center to be managed in a first class manner. If Interwoven wishes to increase the number of its employees using the fitness center, it may do so by paying increased Supplemental Rent of $35.00 per such employee, provided that Moffett determines in its good faith discretion that such increased number of employees will not over-tax the fitness center. The Supplemental Rent amount shall never decrease, notwithstanding how many of the authorized personnel actually use the fitness center;

          (b) Cafeteria. The use by Interwoven of any cafeteria outside the
              ---------
Sublease Premises shall automatically terminate and Moffett shall have no obligation to Interwoven with respect to cafeteria access or cafeteria use or under any cafeteria access agreement between Ariba and Interwoven;

          (c) Sublease Provisions Which Shall Not Apply. The following
              -----------------------------------------
provisions of the Sublease shall not apply between Moffett and Interwoven: 1.3 and 1.8;

          (d) Address for Notices of Payment of Rent. Basic Lease Provision 16
              --------------------------------------
and paragraph 3.4 of the Sublease is modified to provide that the addresses for notices and payee for payment of rent and all moneys due thereunder shall be:
Jay Paul Company, Attn: Jay Paul, 350 California Street, Suite 1905, San Francisco, CA 94111;

          (e) Brokerage Fees. Interwoven, Ariba and Moffett each represents and
              --------------
warrants to each other that it has no obligation to any broker or agent with respect to the Recognition Agreement and the transaction contemplated hereunder and each shall indemnify and hold the other harmless as to any claim or liability based upon a contrary claim;

          (f) Notices.
              -------

               (1) Written Notice. Any notice required or permitted to be given
                   --------------
hereunder shall be in writing and shall be given by a method described in paragraph (2) below and shall be addressed at the addresses noted below. Any party hereto may by notice to the other parties specify a different address for notice purposes.

               (2) Methods of Delivery:
                   -------------------

                    (i) When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

                    (ii) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

                    (iii) When delivery by overnight delivery Federal Express/Airborne/United Parcel Service/DHL WorldWide Express with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

               (3) Refused, Unclaimed or Undeliverable Notices. Any correctly
                   -------------------------------------------
addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

               (4) Addresses.
                   ---------

Master Landlord:

Moffett Park Drive LLC
c/o Jay Paul Company
350 California Street, Suite 1905
San Francisco, CA  94111

With copy to:

Thomas G. Perkins, Esq.
99 Almaden Blvd., 8th Floor
San Jose, CA  95113

Sublandlord:

Ariba, Inc.
Attn:  General Counsel
807 Eleventh Avenue
Sunnyvale, CA  94089

With copy to:

Ariba, Inc.
Attn:  Real Estate Manager
807 Eleventh Avenue
Sunnyvale, CA  94089

Subtenant:

Interwoven, Inc.
1195 West Fremont Avenue
Sunnyvale, CA  94087
Attn:  Tom Smith

With copy to:

Silicon Valley Law Group
Attn:  Lucy Lofrumento, Esq.
152 North Third Street, Ste. 900
San Jose, CA  95112

          (g) Modifications Required by Moffett's Lenders. If any lender of
              -------------------------------------------
Moffett requires a modification of the Sublease (as modified by the Sublease Consent and this Recognition Agreement) that will not increase Interwoven's cost or expense or materially and adversely change Interwoven's rights and obligations, the Sublease shall be so modified and Interwoven shall execute whatever documents are required by such lender and deliver them to Moffett within ten (10) days after the request;

          (h) Furniture. Moffett shall have no obligation under the Sublease to
              ---------
provide any of the Furniture described therein and Interwoven shall have no rights or remedies against Moffett with respect to loss or impairment of, or interference with Interwoven's right to use, possess or control the Furniture caused directly or indirectly by Ariba or anyone claiming through Ariba. Moffett agrees to cooperate with Interwoven in such manner as is reasonably necessary to assist Interwoven in asserting its rights against Ariba or third parties claiming through Ariba with respect to such loss, impairment or interference, provided that Interwoven reimburses Moffett for all of its out of pocket costs and attorneys' fees incurred in connection with providing such cooperation; and

          (i) Utilities and Services. Moffett's obligations as Sublandlord under
              ----------------------
Paragraphs 7.1 through 7.6 shall apply only with respect to that portion of the Sublease Premises located in multi-tenant building(s). In no event shall Moffett be obligated to provide janitorial services for the Sublease Premises. Moffett may require that Interwoven contract directly for the described utilities and services.

     6. Master Lease Conflicts. It is the intention of Interwoven and Moffett
        ----------------------
that although the Master Lease terminates upon a Recognition Event, all references to the Master Lease within the Sublease document shall survive and be binding upon the two of them and the obligations of Interwoven and Moffett under the Sublease shall be interpreted as though the Master Lease (as modified by the Consent to Sublease) were still in effect. To the extent any conflicting Master Lease provision limits the rights and benefits of Interwoven under the Sublease prior to the Recognition Event, it shall continue to do so after the Recognition Event and the parties agree that upon the demand of Moffett, the parties shall execute an amendment to the Sublease to clarify the control of such Master Lease provision(s) over the subject matter addressed.

     7. Termination by Moffett. As part of the consideration for Moffett's
        ----------------------
consent hereunder, Interwoven agrees that the provisions set forth in Sublease paragraphs 16, 29, 41 and 44 are incorporated herein by this reference as obligations owed to Moffett by Interwoven with references to "Sublandlord" being deemed references to Moffett and Interwoven agrees to deliver the (i) Estoppel Certificate, (ii) financial statements, (iii) writings (including Subordination, Non-Disturbance and Attornment agreements) described in paragraph 29.3, (iv) documents described in paragraph 41, or (v) modifications described in paragraph 44 within ten (10) days after Moffett requests same. Each of Interwoven's obligations under this Paragraph 7 shall be considered an obligation under the Sublease and, if Interwoven fails to sign and return any documents within said ten (10) day period, Moffett shall give Interwoven a second notice. If Interwoven fails to sign and return any such documents within ten (10) days following receipt of the second notice, Interwoven shall be in Breach under Subsection 13.1(c) of the

Sublease and Moffett may terminate this Recognition Agreement by giving notice of its election to do so to Interwoven.

     8. Miscellaneous Provisions.
        ------------------------

          (a) This Recognition Agreement, together with the provisions of the Sublease, Sublease Consent, the Master Lease, the existing Ariba Subordination, Non-Disturbance and Attornment Agreements from Moffett's lenders, the Interwoven Subordination, Non-Disturbance and Attornment Agreements from Moffett's lenders and the Tri-Party Agreement between Moffett, Ariba and Moffett's lenders, contains the entire agreement among the parties hereto regarding the matters which are the subject of this Recognition Agreement. The terms, covenants and conditions of this Recognition Agreement shall apply to and bind the permitted heirs, successors, assigns, executors and administrators of all the parties hereto. The parties hereto acknowledge and agree that no rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Recognition Agreement. If any provision of this Recognition Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Recognition Agreement and all such other provisions shall remain in full force and effect.

          (b) Each of the persons signing this Recognition Agreement on behalf of the parties certifies that he or she is authorized to execute this Recognition Agreement and to bind his or her respective party to the terms of this Recognition Agreement, and that all corporate action necessary to authorize the execution of this Recognition Agreement by each respective party has been taken and is presently in force and effect.

          (c) This Recognition Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together they shall constitute one and the same Recognition Agreement.

"MOFFETT"                                       "INTERWOVEN"

Moffett Park Drive LLC,                         Interwoven, Inc.,
a California limited liability company          a Delaware corporation




By:                                             By:
    ---------------------------------               ----------------------------


    ---------------------------------               ----------------------------
    (type or print name)                            (type or print name

Its:                                            Its:
    ---------------------------------               ----------------------------

"ARIBA"

Ariba, Inc.,
a Delaware corporation

By:
         --------------------------------------------


         --------------------------------------------
         (type or print name)

Its:
         --------------------------------------------

                                    EXHIBIT H
                                    ---------

                             ESTOPPEL CERTIFICATE(1)

TO:  _______________________


RE:  Sublease ("Sublease") dated ___________________, by and between ___________

_______________________________________________________________________________,
as  Sublandlord,  and __________________________________________________________
as Subtenant,  concerning the real property known as: __________________________
________________________________________________________________________________
________________________________________________________________________________
("Premises"), which Sublease was amended _______________________________________
(it will be presumed no amendments exist unless they are specified above).


Subtenant/[Sublandlord] hereby certifies as follows:

          1. True copies of the above-referenced Sublease as amended are attached hereto marked Exhibit "1" (Attach a copy of Sublease and all amendments.)

          2. The Sublease term commenced on __________________________ and expires on __________________.

          3. The current monthly Base Rent and most recent monthly Subtenant's Share of Operating Expense and Master Lease Expenses are as follows:


                      Amount           Day of Month Due       Paid Up Through

Base Rent         $_______________   ____________________   ____________________

Operating
Expenses          $_______________   ____________________   ____________________

Master Lease
Expenses          $_______________   ____________________   ____________________


No Base Rent, Operating Expenses or Master Lease Expenses have been prepaid except as reflected in the Sublease.

          4. The current amount of security deposit held by Sublandlord is $_________________.

          5. The Sublease has not been modified, orally or in writing, since its execution, except as hereinabove identified. The Sublease is in full force and effect and contains the entire agreement between Sublandlord and Subtenant, except (if there are no exceptions, write "NONE"): _____________________________

________________________________________________________________________________

________________________________________________________________________________

          6. The improvements and space required to be provided by Sublandlord have been furnished and completed in all respects [to the satisfaction of Subtenant], and all promises of an inducement nature by Sublandlord have been fulfilled except (if there are no exceptions, write "NONE"): ___________________

________________________________________________________________________________

___________________________________
(1) For Subtenant or Sublandlord; differences noted in brackets.
                  --

          7. Subtenant [Sublandlord] has no knowledge of any uncured defaults by Sublandlord or Subtenant under the Sublease, except (if there are no exceptions, write "NONE"): _________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

          8. There are no disputes between Sublandlord and Subtenant concerning the Sublease, the Premises or the improvements therein or thereon, except (if there are no exceptions, write "NONE"): ________________________________________

________________________________________________________________________________

________________________________________________________________________________

         8. [To the best of Sublandlord's knowledge,] Subtenant is in full and complete possession of the Premises and has not assigned or sublet any portion of the Premises, except (if there are no exceptions, write "NONE"): ____________

________________________________________________________________________________

________________________________________________________________________________

          9. Subtenant has no knowledge of any prior sale, transfer, assignment or encumbrance of the Sublandlord's interest in the Sublease, except (if there are no exceptions, write "NONE"): ______________________________________________

________________________________________________________________________________

________________________________________________________________________________

          10. [To the best of Sublandlord's knowledge,] Subtenant has made no alterations or additions to the Premises, except (if there are no exceptions, write "NONE"): _________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

If alterations or additions have been made by Subtenant, Subtenant [Sublandlord] represents that to its knowledge, all such alterations and additions were done in accordance with the terms of the Sublease and in compliance with all applicable laws, rules and regulations, except (if there are no exceptions, write "NONE"): _________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

          11. Subtenant [Sublandlord] is not currently the subject of a bankruptcy proceeding and to its knowledge Sublandlord [Subtenant] is not involved in such a proceeding, except (if there are no exceptions, write "NONE"): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

          12. Subtenant [Sublandlord] is aware that buyers, lenders and others will rely upon the statements made in this Estoppel Certificate, and has therefore adjusted the language hereof as necessary to make it an accurate statement of the current facts concerning the Sublease. If no such adjustments have been made, said parties may rely upon the statements in this form as printed.

          13. Additional items (if there are no additional items, write "NONE"):
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DATE: _________________________
     (Fill in date of execution)


                                       _________________________________________

                                       _________________________________________


                                       By: _____________________________________

                                       Name Printed: ___________________________

                                       Title: __________________________________

                                   Exhibit "1"

                             To Estoppel Certificate

                 (Attach a copy of Sublease and any amendments.)

                                    EXHIBIT I
                                    ---------

                              WORK LETTER agreement

This Work Letter Agreement ("Agreement") is made pursuant to and as a part of that certain Sublease ("Sublease") dated as of June 28, 2001, by and between Ariba, Inc., a Delaware corporation ("Sublandlord") and Interwoven, Inc., a Delaware corporation ("Subtenant") covering the Premises. Capitalized terms used herein without definition shall have the same meaning as in the Sublease. The provisions of this Work Letter Agreement shall supercede any directly conflicting provisions of the Sublease; otherwise, the terms and conditions of the Sublease shall apply. In consideration of the mutual covenants contained in this Agreement and in the Sublease, Sublandlord and Subtenant hereby agree as follows:

     1. Construction of Subtenant Improvements. At Subtenant's sole cost and
        --------------------------------------
expense, including payment on demand of (i) all related out-of-pocket costs incurred by Sublandlord and (ii) all related costs to which Master Landlord is entitled under the Master Lease, Subtenant shall construct, no later than December 31, 2001 (with an extension of one day for each day of delay caused by force majeure), certain interior improvements on Floor One of Building One (which floor is defined as "B1F1") and the work necessary to create increased cooling capacity from the roof of Building One to supply the data center to be constructed on B1F1 ("Building Improvements") and certain exterior improvements outside of Building One (a shipping and receiving area, including a load leveler and a roll-up door, and a backup generator, the "Exterior Improvements") (collectively the Building Improvements and the Exterior Improvements are referred to as the "Subtenant Improvements") in conformance with the Approved Plans described below and subject to all the terms and conditions of the Master Lease, the Sublease, and this Agreement. Sublandlord shall not charge any oversight fees or supervisory fees pertaining to the Subtenant Improvements.

     The Subtenant Improvements and the construction thereof shall comply in all respects with the terms and conditions of the Sublease, except to the extent directly contradicted by this Agreement. Nothing in this Agreement shall be construed to in any way to limit the rights of Master Landlord under the Master Lease and the requirement that the Subtenant Improvements and the construction thereof shall comply in all respects with the terms and conditions of the Master Lease. By way of example only, all approvals of Sublandlord described in or pursuant to this Agreement are expressly conditioned on Master Landlord's explicit, unconditional approval of the matter approved by Sublandlord.

     2. Preparation of Preliminary and Final Plans.
        ------------------------------------------

          (a) Preliminary Plans. Subtenant has prepared and delivered to
              -----------------
Sublandlord conceptual plans for the Subtenant Improvements (a copy of which is attached hereto as Attachment 1, the "Conceptual Plans"), which have been approved by Sublandlord. Based on the Conceptual Plans and in conformance therewith, Subtenant shall prepare preliminary design drawings and specifications for the Subtenant Improvements ("Preliminary Plans"), and shall deliver such Preliminary Plans to Sublandlord for approval. Sublandlord acknowledges and approves Subtenant's use of DES to prepare the Preliminary Plans for the Exterior Improvements, and Arc-Tec to prepare the Preliminary Plans for the Building Improvements. All specifications for the Subtenant Improvements shall be in accordance with the Interior Specification Standards attached to the "Work Letter" (Exhibit C to the Master Lease) as Schedule One, except as otherwise approved, upon request of Subtenant, by Sublandlord and Master Landlord in their sole discretion.

          (b) Revision of Preliminary Plans. Within three (3) business days
              -----------------------------
after the actual receipt of the Preliminary Plans to Sublandlord, Sublandlord shall approve, in writing, the Preliminary Plans or inform Subtenant in writing of Sublandlord's specific objections to such Preliminary Plans, which objections must be reasonable. Provided that such Preliminary Plans conform to the Conceptual Plans, Sublandlord shall not withhold its approval of the Final Plans. If Sublandlord does not provide such a writing within three (3) business days after actual receipt of Subtenant's Preliminary Plans, then the Preliminary Plans shall be deemed to be approved by Sublandlord. In the event that Sublandlord has specific objections, the parties shall reach agreement as to what revisions should be made as soon as reasonably practicable.

          (c) Final Plans. Once an agreement has been reached regarding
              -----------
revisions to the Preliminary Plans, Subtenant shall prepare final plans and specifications and working drawings ("Final Plans") for the Subtenant Improvements. The Final Plans will address only the work that is in excess of the "B1F1 Shell Work" (a detailed description of the B1F1 Shell Work is attached hereto as Attachment 2). Within three (3) business days after the actual receipt of the Final Plans to Sublandlord, Sublandlord shall approve, in writing, the Final Plans or inform Subtenant in writing of Sublandlord's specific objections to such Final Plans, which objections must be reasonable. Provided that such Final Plans conform to the Preliminary Plans, Sublandlord shall not withhold its approval of the Final Plans. If Sublandlord does not provide such a writing within three (3) business days after actual receipt of Subtenant's Final Plans, then the Final Plans shall be deemed to be approved by Sublandlord. In the event that Sublandlord has specific objections, the parties shall reach agreement regarding changes to the Final Plans as soon as is reasonably practicable.

          (d) Sublandlord's Approval. Sublandlord's approval of the Preliminary
              ----------------------
Plans and/or the Final Plans shall in no way be deemed to imply that the Subtenant Improvements comply with applicable laws, ordinances or codes, or any implied warranty of the adequacy or sufficiency of the design or quality of any items shown therein. Sublandlord makes no representation or warranty whatsoever with regard to the probability of approval of the Subtenant Improvements by Master Landlord or any other applicable authority. Sublandlord shall reasonably cooperate with Subtenant to obtain Master Landlord's approval and shall sign any documents required to enable Subtenant to obtain a building permit and whatever authorizations are reasonably required to proceed with the Subtenant Improvements when requested by Subtenant. Sublandlord shall not be deemed to have waived its right to approve or disapprove the Final Plans if Sublandlord has not approved the Final Plans at the time it signs such documents.

          (e) Cost Statement. Sublandlord acknowledges and approves Subtenant's
              --------------
use of SC Builders for completing construction of the Subtenant Improvements. Subtenant shall request and obtain from SC Builders a written commitment for completing construction of the Subtenant Improvements in accordance with the Final Plans. SC Builders will bid out each of the subcontractors. Sublandlord's approval of SC Builders as the general contractor for construction of the Subtenant Improvements is conditioned on SC Builders status as a union contractor, which Subtenant hereby represents is true and correct. All subcontractors, laborers, materialmen, and suppliers shall conduct their activities in and around the Premises, Buildings and Project in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises, Buildings and Project, and, if necessary, union labor shall be employed to achieve such harmonious relations.

          (f) Governmental Approvals. Subtenant, its architect or its contractor
              -----------------------
shall submit the Final Plans to the appropriate governmental authorities for approval. If the governmental authorities require any changes, Sublandlord and Subtenant shall reasonably cooperate to incorporate such changes into the Final Plans, and neither party shall unreasonably withhold or delay its approval of such changes. Once all required approvals of the Final Plans have been obtained from Sublandlord, Master Landlord and all appropriate governmental authorities, the Final Plans shall be deemed the "Approved Plans".

          (g) Designation by Sublandlord regarding Removal of Subtenant
              ---------------------------------------------------------
Improvements. Unless required by Master Landlord, Sublandlord shall not require
------------
any of the Subtenant Improvements to be removed prior to the end of the Sublease Term (or extension thereof) or sooner termination. If Master Landlord requires such removal and restoration, such costs shall be at Subtenant's sole cost and expense. Subject to the provisions of the Master Lease and Master Landlord's rights thereunder, Sublandlord acknowledges and agrees that the back up generator to be installed as part of the Exterior Improvements shall be deemed a Trade Fixture, remain the property of Subtenant upon the expiration, or sooner termination of the Sublease, and removal of such shall be subject to the restoration obligations set forth in Paragraph 8.4 (c) of the Sublease.

          (h) Insurance.
              ---------

               i. General Coverages. Subtenant's General Contractor (defined below) shall carry worker's compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Subtenant as set forth in Paragraph 9 of the Sublease.

               ii. Special Coverages. Subtenant shall carry "Builder's All Risk" insurance in an amount approved by Sublandlord covering the construction of the Subtenant Improvements, and such other insurance as Sublandlord may require, it being understood and agreed that the Subtenant Improvements shall be insured by Subtenant pursuant to Paragraph 9 of the Sublease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Sublandlord. including, but not limited to, the requirement that Subtenant's General Contractor shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Subtenant as set forth in Paragraph 9 of the Sublease.

               iii. General Terms. Certificates for all insurance carried pursuant to this Section 2(h) shall be delivered to Sublandlord before the commencement of construction of the Subtenant Improvements and before any contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Sublandlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Subtenant Improvements are damaged by any cause during the course of the construction thereof, Subtenant shall immediately repair the same at Subtenant's sole cost and expense. Subtenant's General Contractor shall maintain all of the foregoing insurance coverage in force until the Subtenant Improvements are fully completed and accepted by Sublandlord, except for any Products and Completed Operation Coverage insurance required by Sublandlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Sublandlord and Subtenant. All policies carried under this
Section 2(h) shall insure Master Landlord, Sublandlord and Subtenant, as their interests may appear, as well as Subtenant's General Contractor. All insurance, except Workers' Compensation, maintained by Subtenant's General Contractor shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance with respect to the Sublandlord and that any other insurance maintained by Sublandlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Sublandlord by Subtenant under the Sublease or
Section 4(g) of this Agreement.

     3. Change Orders. No material changes, modifications or alterations in
        -------------
the Approved Plans or in the Subtenant Improvement work pursuant thereto (collectively referred to as "Change Orders") shall be made by Subtenant without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed. Sublandlord will respond to Subtenant's submission of all requests for Change Orders for Sublandlord approval within three (3) business days from Sublandlord's actual receipt. All requests for Change Orders shall be made in writing. Once approved in writing, such Change Orders shall become a part of the Approved Plans. Without limiting the foregoing, a Change Order shall be automatically deemed "material" if such Change Order exceeds Ten Thousand Dollars ($10,000) in cost.

     4. Miscellaneous.
        -------------

          (a) Assumption of the Risk. Subtenant accepts, assumes and shall be
              ----------------------
solely responsible for all risks for the construction and installation of the Subtenant Improvements other than for risks resulting from the gross negligence or willful misconduct of Sublandlord or Sublandlord's employees, agents, contractors or subcontractors.

          (b) Time of the Essence. Time is of the essence in each and every
              -------------------
provision of this Agreement.

          (c) As Built Plans. Within 60 days following the substantial
              --------------
completion of the Subtenant Improvements, Subtenant shall provide Sublandlord and Master Landlord with a set of "as built" plans, drawings and specifications for the Subtenant Improvements.

          (d) No Partnership. Nothing in this Agreement shall cause Sublandlord
              --------------
and Subtenant to be partners or joint venturers.

          (e) Early Access. As soon a reasonably practical but no later than
              ------------
August 1, 2001, Sublandlord shall deliver B1F1 to Subtenant with the B1F1 Shell Work completed, to Subtenant, in accordance with the terms of Paragraph 6.1(a) of the Sublease, subject to the completion of all items set forth on a written punchlist (prepared by Master Landlord and Sublandlord with the participation of Subtenant as described below). The terms of Paragraph 6.1(a) of the Sublease shall apply to B1F1, including the parties' respective obligations described therein. Sublandlord acknowledges and agrees that Subtenant shall be notified at least 48 hours prior to Sublandlord's walk through of B1F1 with Master Landlord's representative (during which walk through the parties intend to prepare the punchlist of open items remaining to complete the B1F1 Shell Work, which Master Landlord is constructing pursuant to the Master Lease) and Subtenant and Subtenant's architect(s) shall have the right to participate in such walk through and shall be entitled to review and comment on the punchlist prior to its submission to Master Landlord. Master Landlord and its representatives shall be provided reasonable access to complete any B1F1 Shell Work and Subtenant shall cause its contractors and others working on the Subtenant Improvements to reasonably accommodate such completion of the B1F1 Shell Work.

          Subtenant's early access granted under this Agreement shall be (i) for the sole and exclusive purpose of construction of the Subtenant Improvements and for installing Subtenant's furniture, communications system, equipment and furnishings and (ii) subject to all of the terms, covenants and conditions of this Sublease (including, but not limited to, all of Subtenant's obligations regarding indemnity and insurance); provided, however, that Subtenant shall have no obligation to pay Base Rent on B1F1 for the period prior to October 1, 2001, and Subtenant's obligation to pay Sublease Expenses for B1F1 shall be abated (i.e., the calculation of Subtenant's Share for Sublease Expenses purposes shall not include the rentable area of B1F1) for the period prior to January 1, 2002. The early access granted under this Agreement shall not advance the Sublease Commencement Date or the Expiration Date (or any extension thereof) or Option Term expiration date. Notwithstanding the foregoing and the contents of Attachment 2, the carpeting described in Attachment 2 will not be installed as part of the B1F1 Shell Work delivered by Sublandlord to Subtenant; instead, the carpeting will be provided free of charge to Subtenant and Subtenant shall be required to install said carpeting as part of the Subtenant Improvements and at its sole cost and expense. Sublandlord will also provide ceiling tiles free of charge to Subtenant and Subtenant shall be required to install said ceiling tiles as part of the Subtenant Improvements and at its sole cost and expense.

Prior to the commencement of any Subtenant Improvement work on B1F1, Sublandlord shall erect barriers and take other appropriate measures to completely segregate and secure the areas of B1F1 in which construction of the Subtenant Improvements will take place ("Construction Zone") from the remainder of B1F1, leaving access routes to and from Building entrances and emergency exits to enable access to and exit from the upper floors of Building One ("Access Routes"). Subtenant shall prevent entry into the Construction Zone by all persons other than persons, such as construction workers and inspectors, who require access. During the period from the delivery of B1F1 by Sublandlord as described in this Agreement until completion of construction of the Subtenant Improvements and issuance of a certificate of occupancy ("Construction Period"), Subtenant shall keep in place the construction barriers and other Construction Zone segregation measures and shall cause all employees, independent contractors, agents, invitees and guests to use, exclusively, the Access Route, for ingress and egress to the other floors of Building One for which Subtenant has access rights. Subtenant shall be fully and solely responsible for the safety of persons using the Access Route and their property and all other persons and property on B1F1 during the Construction Period. Subtenant's access to and entry on B1F1 during the Construction Period shall be entirely at Subtenant's own risk. Subtenant shall not occupy any portion of B1F1 until the end of the Construction Period. Subtenant's obligations under the Sublease and this Agreement, including but not limited to Subtenant's obligation to pay all Base Rent attributable to B1F1 for the period beginning October 1, 2001, shall in no way be reduced or limited by virtue of any delay or any other problem in connection with the construction of the Subtenant Improvements, for any reason whatsoever.

          At a mutually agreeable time during the Construction Period, Subtenant shall be provided limited access to the roof other necessary areas of Building One for the sole and exclusive purpose of engineering analysis and construction of the portion of the Subtenant Improvements requiring such access, i.e. creation of increased cooling capacity from the roof of Building One to supply the data center to be constructed on B1F1. Such access shall be subject to all of the terms, covenants and conditions of this Sublease (including, but not limited to, all of Subtenant's obligations regarding indemnity and insurance and all restrictions and requirements of the Department of the Air Force and/or Onizuka Air Station pertaining to use of and access to the roofs of the Buildings).

          (f) Representatives. Subtenant has designated Tom Smith and Rudy
              ---------------
Randez as its sole representative(s) with respect to the matters set forth in this Agreement, who, until further notice to Sublandlord, shall have full authority and responsibility to act on behalf of Subtenant as required in this Agreement. Sublandlord has designated Darren Wilford and Steve Payne as its sole representative(s) with respect to the matters set forth in this Agreement, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of Sublandlord as required in this Agreement.

          (g) Indemnity. Subtenant's indemnity as set forth in Paragraph 10 of
              ---------
the Sublease (including any limitations or restrictions set forth therein) shall apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Subtenant or Subtenant's contractors, subcontractors, laborers, materialmen, suppliers and design professionals and other hirees, or anyone directly or indirectly employed by any of them, or in connection with Subtenant's non-payment of any amount arising out of the Subtenant Improvements and/or Subtenant's disapproval of all or any portion of any request for payment. Such indemnity by Subtenant, as set forth in Paragraph 10 of the Sublease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Sublandlord's and Master Landlord's performance of any ministerial acts reasonably necessary (i) to permit Subtenant to complete the Subtenant Improvements, and (ii) to enable Subtenant to obtain any building permit or certificate of occupancy for the Premises.

          (h) Security Deposit. Prior to the commencement of construction of the
              ----------------
Subtenant Improvements, Subtenant shall deposit with Sublandlord irrevocable, unconditional, standby letter of credit in a form substantially similar to the form attached to the Sublease as Exhibit F in the amount of one million dollars ($1,000,000), with Sublandlord as beneficiary ("Construction Security Deposit"). The letter of credit shall be issued by an Issuer (as defined in the Sublease). The final form of the letter of credit, the identity of the Issuer, and the form of any replacement letter of credit shall be acceptable to Sublandlord in its sole discretion. Sublandlord may draw down on the letter of credit in whole or in part and in such amounts as it deems appropriate in its sole discretion if Subtenant fails to comply with any of its obligations under this Agreement or the Sublease relating to the Subtenant Improvements (including, without limitation, full and timely payments of amounts due under Subtenant's construction contracts) and such failure continues for a period of ten (10) business days after Sublandlord delivers written notice to Subtenant specifying such failure. Sublandlord shall return the aforesaid letter of credit upon the lien free completion of the Subtenant Improvements, payment of all amounts due to the general contractor for the Subtenant Improvements, and acceptance of same by Sublandlord, provided that if those events have not occurred prior to expiration of the letter of credit, Sublandlord shall be entitled to draw on said letter of credit in an amount equal to any amount then outstanding with respect to the construction of the Subtenant Improvements or for any other amount then due or unpaid under this Sublease.

          (i) Requirements of Subtenant's General Contractor. Subtenant shall
              ----------------------------------------------
cause SC Builders (or any replacement general contractor) ("Subtenant's General Contractor") to provide an express written warranty that the portion of the Subtenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof, such that SC Builders (or any replacement general contractor) is responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after completion of the work performed by such contractor. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Subtenant Improvements, and/or the Building and/or Common Areas that may be damaged or disturbed thereby Subtenant covenants to enforce any contractor guarantees for the benefit of Sublandlord where Sublandlord's interests may appear and, if necessary to give Sublandlord the full benefit of such protection, shall give to Sublandlord any assignment or other assurances which may be necessary to effect a right of direct enforcement.

SUBLANDLORD:                                 SUBTENANT:


ARIBA, INC.,                                 INTERWOVEN, INC.,
a Delaware corporation                       a Delaware corporation


By: /s/ Robert M. Calderoni                  By:  /s/ David M. Allen
    -------------------------------               ------------------------------
    Robert M. Calderoni                           David M. Allen

Title: Chief Financial Officer               Title: Chief Financial Officer
       -----------------------------                ----------------------------

Date:          6/28/01                       Date:         6/28/01
      ----------------------------                 -----------------------------

                                  ATTACHMENT 1

                                Conceptual Plans

        [INSERT GRAPHIC OF CONCEPTUAL PLANS - PAGE 1 OF 2 GRAPHIC HERE.]

                         Conceptual Plans - Page 1 of 2

[Graphic shows a lay out of the floor plan indicating locations of areas including cubicles, class rooms, break areas, restrooms, electrical rooms, server room, storage areas, etc.]

              [INSERT CONCEPTUAL PLANS - PAGE 2 OF 2 GRAPHIC HERE.]

                     Conceptual Plans Exhibit - Page 2 of 2

[Graphic shows Building 1 (including shipping and receiving areas), parking areas and a parking structure.]

                                  ATTACHMENT 2

                                 B1F1 Shell Work

                                                       SUPPLEMENTAL INSTRUCTIONS

Owner      [X] Moffet Park Drive LLC
Contractor [X] Rudolph & Sletten
Architect  [X] DES Architects + Engineers

--------------------------------------------------------------------------------

PROJECT:  Moffet Park - Ariba                SUPPLEMENTAL    N
          Tenant Improvements                INSTRUCTION
          Sunnyvale, CA

OWNER:    Moffet Park Drive, LLC             DATE OF         4/13/01
          150 California Street, Suite 1905  ISSUANCE:
          San Francisco, CA 94111

TO:       Rudolph & Sletten                  ISSUED BY:      Michael Aymerich, AIA
          989 E. Hillsdale Blvd.                             Project Manager
          Hillsdale, CA 94089

CONTRACT  Tenant Improvement                 DES PROJECT NO: 9019.05
FOR:

--------------------------------------------------------------------------------

The Work shall be carried out in accordance with the following supplemental instructions issued in accordance with the Contract Documents without change in Contract Sum or Contract Time. Proceeding with the Work in accordance with these instructions indicates your acknowledgment that there will be no change in the Contract Sum or Contract Time. If a change in Contract Sum or Contract Time is believed to be involved, issue a proposed change order for approval.

ARCHITECTURAL

Item 1  TA0. Title Sheet (attached)
        ---------------------------
        A - Revise Drawing Index
Item 2  TA0.2 Legend and Notes (attached)
        ---------------------------------
        A - Reflected Ceiling Plan Key Notes; Add note 26
        B - Finish Key Notes - Revise 14 and 15
        C - Interior Signage note added: Coordinate the interior signage with the latest changes on the floor plans as;
        Offices: they have the 2-1/2" clear plastic bottom
        Conference Rooms: they have a 3-1/2" clear plastic bottom
Item 3  TA2.1-1 First Floor Plan - Building 1 (attached)
        ------------------------------------------------
        A - General revisions
Item 4  TA5.1d First Floor Door Schedule - Building 1 (attached)
        --------------------------------------------------------
        A - General revisions
Item 5  TA5.3 Interior Elevations (attached)
        ------------------------------------
        A - Revise elevation 9
Item 6  TA6.1-1 First Floor Reflected Ceiling Plan - Building 1 (attached)
        ------------------------------------------------------------------
        A - General revisions
Item 7  TA9.4 Details (attached)
        ------------------------
        A - Add detail 25

                                                       SUPPLEMENTAL INSTRUCTIONS

                                                             Moffet Park - Ariba
                                                             Tenant Improvements
                                                     Supplemental Instructions N
                                                                          Page 2

Item 8          TA 10.1-1 First Floor Finish Plan - Building 1 (attached)
                ---------------------------------------------------------
                A - General revisions

MECHANICAL

Item 1          TM1.2 Schedules (attached)
                --------------------------
                A - Refer to the Air Handling Unit Schedule; Delete AH113 as shown.
                B - Refer to the Exhaust Fan Schedule; Delete EF1-3 as shown.

Item 2          TM1.3 Building 1 Terminal Unit Schedules (attached)
                ---------------------------------------------------
                A -  Refer to the Terminal Unit Schedule; Revise all of the
                                                                 ---
                first floor terminal units as shown.

Item 3          TM2.1-1 Building 1 - 1st Floor Mechanical Plan (attached)
                ---------------------------------------------------------
                A - Revise the entire mechanical plan as shown. All of the meeting rooms and kitchen areas have been removed. Entire area is now open office as shown.

Item 4          TM2.5-1 Building 1 - Mechanical Roof Plan (attached)
                ----------------------------------------------------
                A - Delete exhaust fan EF1-3 as shown.

Item 5          TM6.1 Building 1 Mechanical Title 24 (Attached)
                -----------------------------------------------
                A - Revise the MECH-3 sheet for the first floor as shown.

PLUMBING

Item 1          TP2.1-1 Building 1 - First Floor Plumbing Plan (attached)
                ---------------------------------------------------------
                A - Delete the above slab plumbing for the toilet room and janitor's closet located near column 7.4 and E.

Item 2          TP3.3 Building 1 & 4 Enlarged Plumbing Plans (attached)
                -------------------------------------------------------
                A - Refer to Enlarged Kitchen Plan #4; Delete all above slab plumbing as shown. Remove floor sinks and trough drain and cap all waste lines below slab. Cap all vent risers below slab.

ELECTRICAL

Item 1          TE0.2 Title 24 Calculations - Building 1 & 2
                --------------------------------------------
                A - Revise the Title 24 Lighting Calculations for Building 1 as shown.


[LOGO APPEARS HERE]

                                                       SUPPLEMENTAL INSTRUCTIONS

                                                             Moffet Park - Ariba
                                                             Tenant Improvements
                                                       Supplemental Instructions
                                                                          Page 3

Item 2          TE2.1P-1 First Floor Power & Signal Plan - Building 1
                -----------------------------------------------------
                A - Revise entire electrical plan as shown. All of the meeting rooms and kitchen areas have been removed. Entire area is now open office as shown.

Item 3          TE2.1L-1 First Floor Lighting Plan - Building 1
                -----------------------------------------------
                A - Revise entire lighting plan as shown. All of the meeting rooms and kitchen areas have been removed. Entire area is now open office as shown.

                        END OF SUPPLEMENTAL INSTRUCTION


[LOGO APPEARS HERE]

                             [INSERT GRAPHICS HERE.]

                                   Ariba, Inc.
                            Building 1 1st Floor Only
                                  Moffett Park
                            1111 Lockheed Martin Way
                              Sunnyvale, California

                               Addendum 5 Revised
                                 April 13, 2001

     [A series of graphics are included in Addendum 5 Revised, which were prepared by DES Architects/Engineers and approved on June 18, 2001 by Timothy F. Hennessy, Vice President of Jay Paul Company.

Sheet TAO.1    Title Sheet (includes graphic legend, abbreviations,
               general notes, sheet index, project data, energy conservation, handicapped accessibility, location map, owner, general contractor and project team)

Sheet TAO.2    Legend & Notes (includes finish legend, interior signage, finish keynotes, finish notes, finish notes, Bldg. 4 only, floor plan general notes, floor plan key notes, wall legend, reflected ceiling plan legend and reflected ceiling plan key/notes)

Sheet TA2.1-1  First Floor Plan Bldg. 1 (diagram of the floor plan of the first floor of building 1)

Sheet TA5.1d   1st Floor Bldg. 1 & 4 Door Schedule (includes details of door location, type, size, frame door schedule for doors on floor 1 of buildings 1 & 4)

Sheet TA5.3    Interior Elevation (floor plan of the lobby elevations and feature walls for buildings 1, 2, 3 and 4)

Sheet TA6.1-1  First Floor Reflected Ceiling Plan, Building 1 (diagram of the reflected ceiling in building 1, first floor)

Sheet TA9.4    Doors & Windows Details (includes construction details of pocket doors, shaft enclosure, aluminum frame details, etc.)

Sheet TA10.1-1 1st Floor Finish Plan Bldg. 1 (diagram of the finished floor plan of floor 1 of building 1)

Sheet TM1.2    Schedules (includes schedules of materials to be used for the air distribution, expansion tank, boiler, pump, sound trap, exhaust fan, air cooled chiller, head pump, A/C unit, computer room and air handling unit)

Sheet TM1.3    Building 1 Terminal Unit Schedules (includes schedules of
               materials to be used for terminal unit for building 1)

Sheet TM2.1-1  Building 1, 1st Floor Mechanical Plan (diagram of the mechanical plan for building 1, floor 1)

Sheet TM2.5-1  Building 1 Mechanical Roof Plan (a diagram of the mechanical roof plan for building 1)

Sheet TM6.1    Building 1 Mechanical Title 24 (includes details of mechanical ventilation, mechanical sizing and fan power, mechanical equipment summary, mechanical ventilation and certificate of compliance)

Sheet TP2.1-1  Building 1 1st Floor Plumbing Plan (a diagram of the plumbing for building 1, 1st floor)

Sheet TP3.3    Building 1 & 4 Enlarged Plumbing Plans (enlarged diagrams of the kitchen plumbing plan, the waste & vent plumbing plans and the piping plan for buildings 1 & 4)

Sheet TE0.2    Title 24 Calculation Building 1 & 2 (includes Title 24 lighting mandatory measures and the lighting compliance summary and certificate of compliance for buildings 1 & 2)

Sheet TE2.1P-1 First Floor Power Plan - Building 1 (diagram of the power plan of building 1, 1st floor)

                                    EXHIBIT J
                                    ---------

                           CAFETERIA ACCESS AGREEMENT

                        Memorandum of Understanding (MOU)

Pursuant to Section 1.3 of the Sublease, the parties agree to negotiate in good faith, and try to finalize as soon as reasonably practicable, the terms and conditions of a Cafeteria Access Agreement regarding the proposed cafeteria within the Project. Such negotiations will be based on the basic business provisions set forth below. If, despite using good faith efforts, the parties do not mutually execute a definitive written Cafeteria Access Agreement within six
(6) months after the Effective Date of the Sublease, then all obligations to negotiate shall cease.

This MOU is intended to set forth and summarize the current mutual understandings of the parties with respect to anticipated commitments and agreement as set forth below. Neither party intends for this MOU to create any legally binding or enforceable right or obligation for either party. The parties agree to proceed at their own risk and expense regarding the subject matter of this MOU until execution of separate written agreements or termination of negotiations, whichever is earlier.

The basic business provisions for the proposed Cafeteria Access Agreement are as follows:

     o Subtenant shall pay Subtenant's Share (as calculated from time to time in accordance with the Sublease) of the Sublease Expenses allocable to the space occupied by the cafeteria (approximately 21, 000 square feet) commencing as of the date the cafeteria becomes operational.

     o Subtenant shall also pay Subtenant's pro rata share (or 36.85% of the Project) of any loss incurred as a result of operating and/or managing the cafeteria as a business unit (excluding any costs for Sublease Expenses otherwise paid as described above) commencing as of the date cafeteria becomes operational.

     o Subtenant shall not be responsible, directly or indirectly, for any Base Rent or equivalent amounts for the space occupied by the cafeteria.

     o Sublandlord shall consult with Subtenant in the vendor selection process for the operation of the cafeteria, but the ultimate selection will be made by Sublandlord.

                                    EXHIBIT K
                                    ---------

                         FITNESS CENTER ACCESS AGREEMENT

                           Memorandum of Understanding

Pursuant to Section 1.3 of the Sublease, the parties agree to negotiate in good faith, and try to finalize as soon as reasonably practicable, the terms and conditions of a fitness center Agreement regarding the proposed fitness center within the Project. Such negotiations will be based on the basic business provisions set forth below. If, despite using good faith efforts, the parties do not mutually execute a definitive written Fitness Center Access Agreement within six (6) months after the Effective Date of the Sublease, then all obligations to negotiate shall cease.

This MOU is intended to set forth and summarize the current mutual understandings of the parties with respect to anticipated commitments and agreement as set forth below. Neither party intends for this MOU to create any legally binding or enforceable right or obligation for either party. The parties agree to proceed at their own risk and expense regarding the subject matter of this MOU until execution of separate written agreements or termination of negotiations, whichever is earlier.

The basic business provisions for the proposed Fitness Center Access Agreement are as follows:

     o Subtenant shall pay for a share of the fitness center usage, which is targeted to become operational during the month of October 2001 based on seven hundred memberships at $35/each/month ($24,500) for the specific use of the fitness center.

     o Subtenant shall not be responsible, directly or indirectly, for any base rent or equivalent amounts for the space occupied by the fitness center

     o The Sublandlord shall require the fitness center provider to ensure efficient usage of the facility for all members.

     o The number of memberships shall be limited to appropriate usage once the selection and installation of equipment is decided upon in October 2001.

                                    EXHIBIT L
                                    ---------

                         JANITORIAL SERVICES DESCRIPTION

                            Janitorial Specifications
                            -------------------------

                    Hours: Monday -Thursday 6:00PM to 2:00AM

                             Sunday 8:00AM to 5:00PM

General Office Space

Daily

     o    Replace and straighten chairs in conference rooms
     o    Vacuum carpeted floor areas
     o    Sweep or vacuum (as appropriate) non-carpeted floor areas
     o    Empty trash receptacles (including recycling bins)
     o    Remove loose ground trash
     o    Dust blinds
     o Clean/dust general use areas (please note - items on desk are not to be moved)
     o    Wipe off scuff marks and stains on walls
     o    Clean whiteboards and whiteboard trays as per request
     o    Empty recycling containers
     o    Spot clean glass partitions and doors
     o    Turn off all lights
     o    Straighten chairs
     o    Detailed dusting (including cube walls and signage)
     o    Office doors to be left as found (locked or unlocked)
     o    Spot clean interior windows
     o    Keep external Trash dumpster areas clean & clear of debris
     o    Recycle program to include glass, aluminum, paper & cardboard

Weekly

     o    Clean interior windows

As needed

     o    Clean floors and walls as stains appear
     o    Detail cleaning of work surfaces, shelving during company shut downs

Bathrooms

Daily

     o    Clean and disinfect toilets, urinals and sinks
     o Replenish toilet paper, toilet seat sanitary covers, paper towels, sanitary napkins and soap
     o    Dispose of used sanitary napkins
     o    Mop bathroom floors & sanitize
     o    Clean mirrors
     o    Wipe down and sanitize partition walls
     o    Clean and disinfect showers

Weekly

     o    Dust and wipe down lockers

     o    Report locked lockers (as needed)

Biweekly

     o    Buff tile floors

Floor Service

     o    Perform terrazzo floor maintenance as follows:
          o    Apply Super Stripper manufactured by SurTec to strip floor of wax
          o Apply Buff distributed by Guardian Janitorial Supply and machine buff at low rpm

Reception Lobby Area

Daily

     o    Dust/polish the front desk
     o    Spot mop floor
     o    Spot clean glass
     o    Straighten furniture
     o    Spot clean furniture

Weekly

     o    Wipe down leather chairs

Bathrooms

Daily

     o    Clean countertops
     o    Replenish all supplies
     o    Basic cleaning

Customer Cafe

Daily

     o    Spot mop floors
     o    Wipe down tables
     o    Spot clean windows
     o    Wipe down refrigerator interior
     o    Spot clean chairs

Weekly

     o    Wipe down refrigerator interior
     o    Wipe down chairs

Conference Rooms

Daily

     o    Clean Whiteboards
     o    Clean/polish tables
     o    Straighten chairs
     o    Empty trash/recycle bins

                                    EXHIBIT M
                                    ---------

                  ADDITIONAL ENVIRONMENTAL REPORT AND MATERIALS

     3. Letter from Major Ronald E. Thompson, Jr., Department of the Air Force, dated February 11, 2000 to the Major Ronald E. Thompson, Jr., Onizuka Air Station, and the Department of Community Development re:
          Moffett Park Drive APN 110-02-067, with the 738 EIS Engineering Report, dated 13-17 January 2000, prepared by Air Force Materiel Command and identified as 738 EIS-EMC-00-02.

     4. Letter from Mr. Peter Polson, Ph.D. Consultant, dated January 12, 2000 to Mr. Tim Hennessey of Jay Paul Company re: Moffett Park Development

     5. Memorandum from Jeff Lawson, Esq., Silicon Valley Law Group, dated June 28, 2001 to Tom Smith, Interwoven re: Interwoven/Ariba Sublease, Technology Corners, Radiation Hazard Issue

     6. Letter from Phillip L. Fitzwater, R.G., R.E.A., Iris Environmental dated May 18, 2000 to Mr. Steve Morse of the California Regional Water Quality Control Board re: RWQCB Closure Concurrence for Two Soil Areas, Former Lockheed Martin Building 104, Sunnyvale, CA (See, Items 9, 10 and 11 for attachments to letter)

     7. Letter from Lawrence P. Kolb, California Regional Water Quality Control Board, dated May 24, 2000 to Mr. Phillip L. Fitzwater, R.G., R.E.A. of Iris Environmental re: Review and Concurrence with "Addendum to Post-Closure Report (April 7, 2000), Lockheed Martin Space Systems Company, Building 104, Sunnyvale, CA"

     8. Letter from Stewart McGee, Hazardous Materials Inspector, Fire & Environmental Services, Bureau of Special Operations, Department of Public Safety for the City of Sunnyvale, California dated March 21, 2000 to Mr. Allen Lund of Lockheed Martin Corporation, Missiles and Space re: Remedial Measures for Impacted Soils at Former Building 104 Facility, dated March 17, 2000

     9. Letter from Stewart McGee, Hazardous Materials Inspector, Fire & Environmental Services, Bureau of Special Operations, Department of Public Safety for the City of Sunnyvale, California dated April 11, 2000 to Mr. Allen Lund of Lockheed Martin Corporation, Missiles and Space re: McLaren/Hart "Addendum to Post-Closure Report of Lockheed Martin Space Systems Company, Building 104, Sunnyvale, CA" dated April 7, 2000

     10. Addendum to Post-Closure Report of Lockheed Martin Space Systems Company Building 104, Sunnyvale, California dated April 7, 2000; prepared by McLaren/Hart, Inc. located at 1320 Harbor Bay Parkway, Suite 100, Alameda, California 94502

The above mentioned items have been provided in a separate binder hereto titled "Ariba Plaza Exhibit I to the Master Lease and Exhibit M to the Sublease".

                                    EXHIBIT N
                                    ---------

                                 BROKERS' LETTER

June 20, 2001

Mr. Brian L. Frank, Associate General Counsel
Ms. Miriam Rivera, Corporate Counsel.
Ariba, Inc.
807 Eleventh Avenue
Sunnyvale, CA 94089

RE: Cushman & Wakefield/CB Richard Ellis Commission for Interwoven Sublease at Ariba Plaza, Sunnyvale California

Dear Brian and Miriam:

This letter is to confirm the Commission amount and Commission splits between Cushman Wakefield ("C&W") and CB Richard Ellis ("CB") regarding the sublease of Interwoven at 803 and 809 Eleventh Avenue, Sunnyvale, California.

Per C&W's Listing Agreement with Ariba, Inc., the amount of $10/sf of space leased shall be paid in full by Ariba upon execution of the sublease. Both C&W and CB shall split the commission as follows:

CB Richard Ellis -  $6.35/sf

Cushman & Wakefield -  $3.65/sf

The undersigned parties hereby warrant that there are no other brokers or agents in connection with this sublease.

Sincerely,

CUSHMAN & WAKEFIELD                         CB RICHARD ELLIS
OF CALIFORNIA, INC.

/s/ Hernan Santos                           /s/ Scott G. Mathisen
Hernan Santos                               Scott G. Mathisen
Director                                    Senior Vice President
                                            6/20/01



CC P. Nally

                                    EXHIBIT O
                                    ---------

                                SITE SIGNAGE PLAN

             [INSERT MOFFETT PLAZA SUITE SIGNAGE PLAN GRAPHIC HERE.]

                         MOFFETT PLAZA SITE SIGNAGE PLAN


[Graphic shows a map of Moffett Plaza with indicators as to where various signs will be placed. Signage includes the various building numbers, shipping and receiving, shuttle bus stop, etc.]

    [INSERT MOFFETT PLAZA SUITE SIGNAGE DETAILS - PAGE 1 OF 2 GRAPHIC HERE.]

                MOFFETT PLAZA SITE SIGNAGE DETAILS - PAGE 1 OF 2

[Graphic, prepared by Garcia + Francica Architecture/Design for Ariba, shows various diagrams of sign dimensions.]

                                    (GRAPHIC)

                MOFFETT PLAZA SITE SIGNAGE DETAILS - PAGE 2 OF 2

Graphic, prepared by Garcia + Francica Architecture/Design for Ariba, shows various diagrams of sign dimensions.

                           FURNITURE RENTAL AGREEMENT

     This FURNITURE RENTAL AGREEMENT (the "Agreement") is made and entered into this 28th day of June, 2001, by and between Ariba, Inc., a Delaware corporation ("Ariba") and Interwoven, Inc., a Delaware corporation ("Interwoven" or "Renter"), with reference to the following facts:

                                    RECITALS

     A. Ariba, as sublessor, and Interwoven, as sublessee, are parties to that certain Sublease dated June 28, 2001, a copy of which is attached hereto (excluding exhibits) as Exhibit A and incorporated herein (the "Sublease") under
                        ---------
which Ariba subleases to Interwoven approximately two hundred sixty-three thousand eight hundred and twenty-three (263,823) square feet of rentable space located at the Project in Building One and Building Four (as defined in the Sublease) at 1111 Lockheed Martin Way, Sunnyvale, California 94089 and referred to in the Sublease as the "Premises", approximately two hundred twenty thousand eight hundred and three square feet (220,803) on five (5) of six (6) floors which shall be furnished (not including Building One, first floor).

     B. In connection with the Sublease, Interwoven now desires to lease from Ariba and Ariba desires to lease to Interwoven, its Personal Property in the form of the furniture located on the Premises and more particularly described on Exhibit B attached hereto and incorporated herein (the "Furniture").
---------

                                    AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

     1. Rental of Furniture. Ariba hereby leases to Renter, and Renter hereby leases from Ariba, the Furniture on the terms and conditions contained herein.

     2. Term. The term of this Agreement (the "Term") shall commence on the Sublease Commencement Date (i.e., August 1, 2001). Subject to any earlier termination in accordance with Section 17 of this Agreement, this Agreement shall terminate on the Expiration Date or any earlier termination of the Sublease.

     3. Furniture Rent. In consideration for the rental of the Furniture, Renter shall pay to Ariba the amount of One Hundred Ten Thousand Four Hundred and One Dollars and Fifty Cents ($110,401.50) per month and One Million Three Hundred Twenty-Four Thousand Eight Hundred and Eighteen Dollars ($1,324,818) per year increasing at the rate of 4% for the Original Term of the Sublease and reverting to a fixed sum of One Hundred Ten Thousand Four Hundred and One Dollars and Fifty Cents ($110,401.50) per month and One Million Three Hundred Twenty-Four Thousand Eight Hundred and Eighteen Dollars ($1,324,818) per year if the Sublease Option to extend is exercised (the "Furniture Rent"). Notwithstanding the foregoing, if Ariba, sublets floors three and four of Building Four pursuant to Section 2.2(b) of the Sublease, Renter shall not be obligated to pay Furniture Rent on the Furniture located on such floors to the extent that such sublessee(s) are obligated to pay Furniture Rent on said furniture under a furniture rental agreement substantially similar to this Agreement. Nothing herein shall be construed to require Ariba to reduce Renter's furniture rent in the event that sublessee(s)' furniture rent rates are higher than Renter's Furniture Rent. Ariba shall use commercially reasonable and good faith efforts to rent the Furniture on said floors to sublessees and to rent it at the highest rental rates to such sublessee(s). Furniture Rent shall be payable concurrently with Rent for the Premises in monthly installments in advance on the first day of each calendar month of the Term at the address set forth for Ariba in Section 20.1. Notwithstanding the foregoing, Furniture Rent for the first full calendar month of the Term is due at the time of payment of the First Month's Prepaid Rent under the Sublease. Furniture Rent for any partial month during the Term shall be prorated based on the actual number of days in such partial calendar month. Renter's covenant to pay Furniture Rent shall be independent of every other covenant in this Agreement. If Furniture Rent is not paid when due, Renter shall pay, relative to the delinquent payment, an amount equal to the sum which would be payable by Renter to Ariba for a default of Rent under the Sublease.

     4. Security Deposit. Upon the execution of this Agreement and the Sublease, Renter shall deliver to Ariba cash or irrevocable standby letter of credit subject to the terms of Paragraph 4 of the Sublease, but Ariba and Renter hereby agree that the reduction described therein shall not apply for the Term and Option Term, for Five Hundred Thousand ($500,000) as security for the prompt and complete performance by Renter of all of the obligations and terms of this Agreement to be performed by Renter, and not as prepayment of Furniture Rent (the "Security Deposit). Upon the occurrence of an event of default by Renter under the terms of this Agreement, Ariba may deduct and apply the above Security Deposit, as is reasonably necessary, towards the following: (i) to remedy any default by Renter in the payment of Furniture Rent under this Agreement; (ii) to clean, restore and repair the Furniture following its surrender to Ariba, if not surrendered in the condition required pursuant to this Agreement, and (iii) to remedy any other default of Renter hereunder. Ariba shall limit the amounts deducted from the Security Deposit to the amounts it reasonably deems necessary to cure defaults hereunder by Renter. In the event any portion of the Security Deposit is drawn upon by Ariba, Renter shall, within five (5) days after demand by Ariba shall deposit cash with Ariba in an amount that, when added to the amount of Security Deposit remaining, shall equal the original amount of the Security Deposit. Ariba shall not be deemed a trustee of the Security Deposit. Ariba may use the Security Deposit in Ariba's ordinary business and shall not be required to segregate it from Ariba's general accounts. Renter shall not be entitled to any interest on the Security Deposit. The Security Deposit, less any portion thereof which Ariba is entitled to retain, shall be returned to Renter (or at Ariba's option to the last assignee, if any, of Renter's interest hereunder) within sixty (60) days after the later of the expiration of the Term hereof or the date on which Renter vacates the Premises.

     5. "AS IS" Condition; No Warranties; No Liability. Ariba shall deliver the Furniture to Renter AS IS and Renter agrees that it takes possession of the Furniture without relying on any representation or warranty by Ariba as to the condition of the Furniture. Renter conclusively agrees that for purposes of this Furniture Agreement, the total number of cubicle systems provided to Renter is as described in Exhibit B hereto. Within thirty (30) days of the Sublease Commencement Date, Renter shall be given an opportunity to verify inventory as compared to Exhibit B. Renter acknowledges that neither Ariba nor its agents have made any representations or warranties, express or implied, as to the suitability or fitness of the Furniture for the conduct of Renter's business or for any other purpose. In no event shall Ariba have any liability, nor shall Renter have any remedy against Ariba, for any liability, claim, loss, damage or expense caused directly or indirectly by the Furniture or any deficiency or defect thereof or the maintenance or repair thereof.

     6. No Ownership; Right of Inspection. This Agreement constitutes a lease or bailment of the Furniture described herein and not a sale or the creation of a security interest. Renter shall not have, or at any time acquire, any right, title or interest in the Furniture except the right to possession and use as provided for in this Agreement. Ariba shall at all times be the sole owner of the Furniture. Ariba shall have the right to place and maintain on the exterior or interior of each item of Furniture an inscription identifying Ariba's ownership of the Furniture. Renter shall not remove, obscure, deface or obliterate the inscription or permit any other person to do so. Renter hereby grants Ariba the right to enter the Premises at all reasonable times, but no less than once every six (6) months for the purpose of inspecting, maintaining, and/or making repairs, replacements, alterations, or additions to the Furniture or for the purposes of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Furniture to prospective purchasers or lessees without any liability to Renter for any loss of occupation or quiet enjoyment of the Furniture or Premises. This Section in no way affects the maintenance obligations of the parties hereto. Ariba represents and warrants that it has beneficial title to the Furniture. To the extent that there are any encumbrances or liens on the Furniture caused by Ariba, Ariba shall pay all costs arising from such encumbrances or liens. Renter shall execute and deliver to Ariba for filing any UCC financing statements or similar documents Ariba may reasonably request.

     7. Renter's Rights and Obligations.

          7.1 Renter's Rights. Renter shall be entitled to the absolute right to the use, possession and control of the Furniture during the term of this Agreement, provided Renter is not in default of any provision of this Agreement or the Sublease (beyond applicable notice and cure periods), and subject to any security interest Ariba may have given or may give to any third party during the term of this Agreement (provided such third party has agreed to a reasonably acceptable non-disturbance provision protecting Renter's use of the Furniture during the term). However, Ariba shall not give any security interest in any Furniture located in Building One during the term of this Agreement. Renter shall employ and have absolute control, supervision and responsibility over all users of the Furniture.

          7.2 Renter's Obligations. Renter shall use the Furniture in a reasonably careful and proper manner and shall not permit any Furniture to be used in violation of any applicable federal, state, or local statute, law, ordinance, rule, or regulation relating to the possession, use or maintenance of the Furniture. Renter shall use only authorized Herman Miller (furniture manufacturer) service providers to reconfigure, reassemble, disassemble, repair and maintain Furniture. Renter agrees to reimburse Ariba for all damage to the Furniture arising from misuse or negligent acts by Renter, its employees and its agents. If any Furniture covered by this Agreement is damaged, lost, stolen or destroyed, or if any Furniture is damaged as a result of its use, maintenance or possession, Renter shall promptly notify Ariba of the occurrence and shall file all necessary reports, including those required by law and those required by insurers of the Furniture. Renter represents and warrants that the Furniture will be used for business purposes consistent with all use requirements and restrictions under the Sublease.

     8. Ordinary Expenses; Maintenance. Renter shall be responsible for all ordinary expenses in connection with the use of the Furniture during the term of this Agreement. Renter, at its sole cost and expense, shall keep the Furniture in good condition and repair, ordinary wear and tear excepted. Furniture Rent shall not be prorated or abated while any item of Furniture is being serviced or repaired. Ariba shall not be under any liability or obligation in any manner to provide service, maintenance, repairs or parts for the Furniture. At the reasonable request of Ariba, Renter shall furnish all proof of maintenance.

     9. Alteration; Modifications; Parts. Other than in conformity with the manufacturer's warranty and/or functional improvements, Renter may alter or modify the Furniture only with the prior written consent of Ariba. Any part installed in connection with warranty or maintenance service or which cannot be removed without damaging the Furniture shall become the property of Ariba.

     10. Quiet Enjoyment. Ariba represents that it has full power and authority to enter into and perform this Agreement. So long as Renter is not in default in the performance of its covenants and agreements in this Agreement, Renter's quiet and peaceable enjoyment of the Furniture shall not be disturbed or interfered with by Ariba, or by any person claiming by, through, or under Ariba.

     11. Assignment.

          11.1 Assignment by Renter. Renter shall not, without the prior written consent of Ariba, (a) assign, transfer, pledge, or otherwise dispose of this Agreement or any interest therein or (b) sublease or lend any Furniture or permit it to be used by anyone other than Renter and its employees. Provided that Renter is not then in default under the Sublease or this Agreement, Renter may assign this Agreement in connection with an assignment and/or sublease permitted under the Sublease. No permitted assignment or subletting shall relieve Renter from Renter's obligations and agreements hereunder and

Renter shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

          11.2 Assignment by Ariba. Except with respect to the Furniture located in Building One, Ariba may assign its interest or grant a security interest in this Agreement and the Furniture individually or together, in whole or in part. If Renter is given written notice of any such assignment, it shall immediately make all payments of Furniture Rent and other amounts due under this Agreement directly to such assignee. Each such assignee shall have all of the rights of Ariba under this Agreement. Renter shall not assert against any such assignee any set-off, defense, or counterclaim that Renter may have against Ariba or any other person.

     12. Casualty Insurance; Loss or Damage. Renter shall maintain, at its own expense, property damage insurance relating to the Furniture, insuring against such risks as are customarily insured against on the type of furniture leased hereunder by businesses in which Renter is engaged in such amount, in such form, and with insurers satisfactory to Ariba; provided, however, that the amount of insurance against damage or loss shall not be less than the full replacement value of the Furniture. The property damage policy shall name Ariba as sole loss payee and shall contain a clause requiring the insurer to give Ariba at least thirty (30) days' prior written notice of any alteration in the terms or cancellation of the policy. Renter shall furnish to Ariba an insurance certificate (and, if requested by Ariba, a copy of the applicable policy) or other evidence reasonably satisfactory to Ariba that the required insurance is in effect; provided, however, that Ariba shall have no duty to ascertain the existence of or to examine the insurance policy to advise Renter if the insurance coverage does not comply with the requirements of this Section. If Renter fails to insure the Furniture as required, Ariba shall have the right but not the obligation to obtain such insurance, and the cost of such insurance shall be for the account of Renter due as part of the next due Furniture Rent. Renter consents to Ariba's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Furniture or Ariba's interest therein.

     Until the Furniture is returned to and received by Ariba as provided in this Section, Renter shall bear the entire risk of theft or destruction of, or damage to, the Furniture including, without limitation, any condemnation, seizure, or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Renter from its obligations to pay Furniture Rent except as provided in clause (b) and to the extent set forth in this Section. When any Casualty Loss occurs, Renter shall promptly notify Ariba and, at the option of Renter, shall promptly (a) place such Furniture in good repair and working order or replace such Furniture; or (b) pay Ariba an amount equal to the full replacement value of such Furniture and all other amounts (including Furniture Rent payable through the date of payment of the full replacement value but excluding Furniture Rent payable thereafter) payable by Renter hereunder, together with a late charge on such amounts at a rate per annum as reasonably determined by Ariba from the due date of any unpaid installments of Furniture Rent through the date of payment of such amounts, whereupon Ariba shall transfer to Renter, without recourse or warranty (express or implied), all of

Ariba's interest, if any, in and to such Furniture on an "AS IS WHERE IS" basis. The proceeds of any insurance payable with respect to the Furniture shall be applied, at the option of Ariba, either towards (i) repair or replacement of the Furniture or (ii) payment of any of Renter's obligations hereunder. Renter hereby appoints Ariba as Renter's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Furniture.

     13. Encumbrances or Liens; Notice. Renter shall not pledge, encumber, create a security interest in, or permit any lien to become effective on any Furniture throughout the Term of this Agreement. Renter shall promptly notify Ariba of any liens, charges, or other encumbrances with respect to the Furniture of which Renter has knowledge. Renter shall promptly pay or satisfy any obligation from which any lien or encumbrance arises caused by Renter, and shall otherwise keep the Furniture and all right, title, and interest free and clear of all liens, charges, and encumbrances caused by Renter.

     14. Indemnification. Renter shall indemnify Ariba and its successors and assigns against, and hold Ariba and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities, reasonable legal fees and all costs and expenses arising out of this Agreement including, without limitation, the loss of or damage to the Furniture for any cause, the delivery, lease, possession, maintenance, repair, condition, use or surrender of the Furniture, or arising by operation of law, except that Renter shall not be liable for any claims, actions, damages, obligations, and costs and expenses arising out of or resulting from the negligence or willful misconduct of Ariba or its successors or assigns.

     15. Surrender. Upon the termination of this Agreement, whether caused by the expiration or termination of the Sublease or this Agreement, Renter shall at once surrender and deliver up the Furniture to Ariba, except for Furniture that has suffered a Casualty Loss (as defined in Section 12) and is not required to be repaired pursuant to Section 12. At the time of such return to Ariba, the Furniture shall be in good condition and repair, ordinary wear and tear excepted. If Renter fails to surrender the Furniture when required, the terms and conditions of this Agreement shall continue to be applicable and for each day that Renter shall fail to surrender any item of Furniture, Renter shall pay an amount equal to one hundred fifty percent (150%) of the Furniture Rent until the Furniture is surrendered as specified by Ariba and set forth herein.

     16. Defaults. Renter agrees that any one or more of the following events shall be considered Events of Default under this Agreement:

          (a) Renter shall default in any payment of Furniture Rent required to be made by Renter hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to Renter;

          (b) Renter shall default in securing insurance or in providing evidence of insurance as set forth in Section 12 of this Agreement and such default shall continue for five (5) days after notice thereof in writing to Renter; or

          (c) Renter shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Renter, and such default shall continue for thirty (30) days after notice thereof in writing to Renter or such additional period as may be reasonably required to cure such default.

     The parties further agree that any Event of Default under this Agreement shall be deemed an Event of Default under the Sublease.

     17. Remedies. Upon the occurrence of any one or more Events of Default, Ariba shall have the right, in its sole discretion, to exercise any one or more of the following remedies:

               (a) Terminate this Agreement;

               (b) Terminate the Sublease;

               (c) In compliance with applicable law take possession of any or all items of Furniture, wherever located, without demand, notice, court order, or other process of law, and without liability for entry to the Premises, for damage to Renter's property, or otherwise except for liability or damages caused by Ariba's gross negligence or willful misconduct;

               (d) Demand that Renter immediately surrender any or all Furniture to Ariba in accordance with Section 15 and, for each day that Renter shall fail to surrender any item of Furniture, Ariba may demand an amount equal to one hundred fifty percent (150%) of the Furniture Rent payable for such Furniture;

               (e) Lease, sell, or otherwise dispose of the Furniture in a commercially reasonable manner, with or without notice and on public or private bid;

               (f) Exercise any other right or remedy to recover damages or enforce the term of the Agreement.

     Upon the occurrence and continuance of an Event of Default, Ariba shall have the right, whether or not Ariba has made any demand or the obligations of Renter hereunder have matured, to appropriate and apply to the payment of the obligations of Renter hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Ariba to Renter. Ariba may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance, and injunctive relief. Any failure of Ariba to require strict performance by Renter, or any waiver by Ariba of any provision hereunder or in the

Sublease, shall not be construed as a consent or waiver of any other breach of the same or any other provision. Any amendment or waiver of any provision hereof or consent to any departure by Renter herefrom or therefrom shall be in writing and signed by Ariba. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

     18. Warranty Assignment. Ariba shall assign to Renter all manufacturer, dealer, or supplier warranties applicable to the Furniture to enable Renter to obtain any warranty service available for the Furniture. Ariba appoints Renter as Ariba's attorney-in-fact for the purpose of enforcing any warranty. Any enforcement by Renter shall be at the expense of Renter and shall in no way render Ariba responsible to Renter for the performance of any of the warranties.

     19. Waivers. To the extent permitted by applicable law, Renter hereby waives any and all rights and remedies conferred upon a lessee by Section 10508 through 10522 of the California Commercial Code. To the extent permitted by applicable law, Renter also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Ariba to sell, lease, or otherwise use any Furniture in mitigation of Renter's damages as set forth in Section 17 or which may otherwise limit or modify any of Ariba's rights or remedies under
Section 17. Any action by Renter against Ariba for any default by Ariba under this Agreement shall be commenced within one year after any such cause of action accrues.

     20. Miscellaneous.

          20.1 Notices and Consents. All notices and other communications authorized or required hereunder shall be given in writing by personal delivery, or by facsimile (with copy of such notice sent on the same day by mail or overnight private courier in accordance with the provisions herein) or by overnight mail or overnight private courier. Personally delivered notices shall be deemed received on the date of delivery. Facsimile notices shall be deemed received on the day sent if sent prior to 5:00 p.m. P.S.T. or if sent after 5:00 p.m. P.S.T., then deemed received on the next business day. Overnight mail or couriered notices shall be deemed received the business day following deposit into the U.S. mail or delivery to the private courier. Mailed or couriered notices shall be addressed as set forth below, but either party may change its address by giving written notice thereof to the other in accordance with the provisions of this Section.


                  If to Ariba:                      Ariba, Inc.
                                                    807 11th Avenue
                                                    Sunnyvale, CA 94089
                                                    Attn:    Real Estate Manager
                                                    Fax: (650) 390-1325

                  With a copy to:           Attn: General Counsel
                                            Fax: (650) 930-8193

                  And a copy to:            Thomas B. Jacob, Esq.
                                            Thoits, Love, Hershberger & McLean
                                            245 Lytton Avenue, Suite 300
                                            Palo Alto, California  94301
                                            Fax:  (650) 325-5572

                  If to Renter:             Interwoven, Inc.
                                            803 11th Avenue
                                            Sunnyvale, CA 94089
                                            Attn: Director of Real Estate
                                            Fax:     (650) ______________

          20.2 Incorporation of Prior Agreements. This Agreement is a complete integration and incorporates all agreements of Ariba and Renter with respect to the rental of the Furniture, and completely integrates and supersedes all prior agreements and understandings of the parties, whether oral or written, pertaining to the subject matter hereof.

          20.3 Modifications. This Agreement may be modified or amended only by an instrument in writing executed by Ariba and Renter, stating that such instrument is an amendment to this Agreement.

          20.4 Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California. If any term or provision of this Agreement is found by a court of competent jurisdiction to be void or unenforceable, such term or provision shall be deemed severed from the remainder of the terms and provisions of this Agreement, and said remainder shall remain in full force and effect, according to its terms and provisions, to the extent permitted by law.

          20.5 Attorneys' Fees. In the event of any action at law or in equity (including but not limited to specific performance) between Ariba and Renter arising out of this Agreement or to enforce any of the provisions or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs, including investigation costs and similar expenses and including attorneys' fees, incurred therein by such successful party, and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment. If either party to this Agreement becomes a party to any litigation concerning this Agreement or the Furniture by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party whose act or omission causes the other party to become involved in the litigation shall be liable to that party for reasonable attorneys' fees and court costs incurred by it in the litigation.

          20.6 Successors and Assigns. The terms, covenants and conditions contained in this Agreement shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Agreement.

          20.7 Further Assurances. Renter, upon the request of Ariba, will execute, acknowledge, record, or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement.

          20.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original but all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ARIBA:

ARIBA, INC., a Delaware corporation

By:      /s/ Robert M. Calderoni
         ---------------------------------

Name:    Robert M. Calderoni
         ---------------------------------

Its:     CEO
         ---------------------------------

Renter:

INTERWOVEN INC., a Delaware corporation

By:      /s/ David M. Allen
         ---------------------------------

Name:    David M. Allen
         ---------------------------------

Its:     CEO
         ---------------------------------

                                    EXHBIT A

                                  THE SUBLEASE

                                    EXHIBIT B

                                  SEE ATTACHED

                             (EXHIBIT - Page 1 of 2)

                                    Furniture
                                    ---------

[Exhibit includes descriptions and quantities of the furniture rented under the furniture rental agreement, including various chairs, tables, credenzas and keyboard trays.]

                             (EXHIBIT - Page 2 of 2)

                                    Furniture
                                    ---------

[Exhibit includes descriptions and quantities of the furniture rented under the furniture rental agreement, including various chairs, tables, credenzas and keyboard trays.]